                                                                       FLEXIBLE
                                                                        PREMIUM
                                                        JOINT AND LAST SURVIVOR
                                                        VARIABLE LIFE INSURANCE
                                                                         POLICY

                                                                      ISSUED BY

                                                              METLIFE INVESTORS
                                                              INSURANCE COMPANY

                                                              METLIFE INVESTORS
                                                     VARIABLE LIFE ACCOUNT FIVE

                                                               NOVEMBER 9, 2006

This prospectus describes the Flexible Premium Joint and Last Survivor Variable
 Life Insurance Policy offered by MetLife Investors Insurance Company ("MetLife
                                                     Investors", "we" or "us").

We have designed the Policy for use in estate and retirement planning and other insurance needs of individuals. The Policy provides for maximum flexibility by allowing you to vary your premium payments and to change the level of death benefits payable.

 You, the Policyowner, have a number of investment choices in the Policy. These investment choices include a General Account as well as the Investment Funds listed below which are offered through our Separate Account (you can invest in up to 15 of the Investment Funds and the General Account at any one time). When you purchase a Policy, you bear the complete investment risk. This means that the Accumulation Account Value of your Policy may increase and decrease depending upon the investment performance of the Investment Fund(s) you select.
    The duration of the Policy and, under some circumstances, the death benefit will increase and decrease depending upon investment performance.

AIM VARIABLE INSURANCE FUNDS (SERIES 1):
   AIM V.I. International Growth Fund

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CLASS 1):
   Templeton Developing Markets Securities Fund
   Templeton Foreign Securities Fund

MET INVESTORS SERIES TRUST (CLASS A):
   Legg Mason Aggressive Growth Portfolio (formerly Janus Aggressive Growth Portfolio)
   Lord Abbett Bond Debenture Portfolio
   Lord Abbett Growth and Income Portfolio
   Lord Abbett Mid-Cap Value Portfolio
   Met/AIM Small Cap Growth Portfolio
   Met/Putnam Capital Opportunities Portfolio
   MFS(R) Research International Portfolio
   Neuberger Berman Real Estate Portfolio
   Oppenheimer Capital Appreciation Portfolio
   PIMCO Total Return Portfolio
   Van Kampen Mid-Cap Growth Portfolio (formerly Lord Abbett Growth
   Opportunities   Portfolio)

METROPOLITAN SERIES FUND, INC. (CLASS A):
   BlackRock Bond Income Portfolio
   BlackRock Money Market Portfolio
   T. Rowe Price Large Cap Growth Portfolio
   T. Rowe Price Small Cap Growth Portfolio
   Western Asset Management Strategic Bond Opportunities Portfolio (formerly
   Salomon Brothers   Strategic Bond Opportunities Portfolio)

PUTNAM VARIABLE TRUST (CLASS 1A):
   Putnam VT Growth and Income Fund
   Putnam VT Vista Fund

Please read this prospectus before investing and keep it on file for future reference. It contains important information about the Flexible Premium Joint and Last Survivor Variable Life Insurance Policy. The Securities and Exchange Commission ("SEC" or the "Commission") maintains a web site (http://www.sec.gov) that contains information regarding registrants that file electronically with the Commission.

The Policy:
..   is not a bank deposit.
..   is not federally insured.
..   is not endorsed by any bank or government agency.

The Policy is subject to investment risk. You may be subject to loss of principal.

The Policies described in this prospectus were originally issued by MetLife Investors Insurance Company of California (MetLife Investors of California) and have become policies of MetLife Investors Insurance Company (MetLife Investors) as a result of the merger of MetLife Investors of California into MetLife Investors, with MetLife Investors as the surviving company. We are not offering the Policies described in this prospectus to new purchasers. We do continue to accept premium payments from existing Owners.

THE SEC HAS NOT APPROVED OR DISAPPROVED THE POLICY OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION THAT IT HAS IS A CRIMINAL OFFENSE.

                             TABLE OF CONTENTS PAGE

              SPECIAL TERMS..................................  3

              SUMMARY........................................  4
                 The Variable Life Insurance Policy..........  4
                 Purchases...................................  4
                 Investment Choices..........................  4
                 Expenses....................................  4
                 Death Benefit...............................  7
                 Taxes.......................................  7
                 Access to Your Money........................  7
                 Other Information...........................  8
                 Inquiries...................................  8

              PART I.........................................  9

              1. THE VARIABLE LIFE INSURANCE POLICY..........  9

              2. PURCHASES...................................  9
                 Application for a Policy....................  9
                 Premiums....................................  9
                 Unscheduled Premiums........................  9
                 Lapse and Grace Period......................  9
                 Reinstatement............................... 10
                 Allocation of Premium....................... 10
                 Accumulation Account Value of Your Policy... 10
                 Method of Determining Accumulation Account
                  Value of an Investment Fund................ 10
                 Net Investment Factor....................... 11
                 Our Right to Reject or Return a Premium
                  Payment.................................... 11

              3. INVESTMENT FUNDS............................ 12
                 Substitution and Limitations on Further
                  Investments................................ 13
                 Transfers................................... 13
                 Market Timing............................... 13
                 Dollar Cost Averaging....................... 15
                 Portfolio Rebalancing....................... 15
                 Approved Asset Allocation Programs.......... 16

              4. EXPENSES.................................... 16
                 Tax Charges................................. 16
                 Sales Charge................................ 16
                 Selection and Issue Expense Charge.......... 16
                 Monthly Policy Charge....................... 17
                 Monthly Cost of Insurance Charge............ 17
                 Charges for Additional Benefit Riders....... 17
                 Mortality and Expense Risk Charge........... 18
                 Surrender Charge............................ 18
                 Transaction Charges......................... 18
                 Investment Fund Expenses.................... 19

              5. DEATH BENEFIT............................... 19
                 Change of Death Benefit..................... 20
                 Decrease in Face Amount..................... 20

              6. TAXES....................................... 20
                 Life Insurance in General................... 20
                 Taking Money Out of Your Policy............. 20
                 Diversification............................. 21

                                      PAGE

            7. ACCESS TO YOUR MONEY.............................  21
               Policy Loans.....................................  21
               Loan Interest Charged............................  22
               Security.........................................  22
               Repaying Policy Debt.............................  22
               Partial Withdrawals..............................  22
               Pro-Rata Surrender...............................  23
               Full Surrenders..................................  23

            8. OTHER INFORMATION................................  23
               MetLife Investors................................  23
               Distribution.....................................  24
               The Separate Account.............................  24
               The General Account..............................  24
               Suspension of Payments or Transfers..............  24
               Ownership........................................  25
               Adjustment of Charges............................  25

            PART II.............................................  26
               Executive Officers and Directors.................  26
               Voting...........................................  26
               Disregard of Voting Instructions.................  27
               Our Right to Contest.............................  27
               Additional Benefits..............................  27
               Federal Tax Status...............................  28
                Introduction....................................  28
                Diversification.................................  28
                Investor Control................................  28
                Tax Treatment of the Policy.....................  28
                Policy Proceeds.................................  29
                Employer-Owned Life Insurance...................  29
                Tax Treatment of Loans and Surrenders...........  29
                Multiple Policies...............................  30
                Continuation of Policy Beyond Age 100...........  30
                Tax Treatment of Policy Split...................  30
                Tax Treatment of Assignments....................  30
                Qualified Plans.................................  30
                Income Tax Withholding..........................  30
                Life Insurance Purchases by Nonresident Aliens
                  and Foreign Corporations......................  30
                Business Uses of Policy.........................  31
                Non-Individual Owners and Business
                  Beneficiaries of Policies.....................  31
                Split-Dollar Arrangements.......................  31
                Estate, Gift and Generation-Skipping Transfer
                  Taxes.........................................  31
                Foreign Tax Credits.............................  32
                Alternative Minimum Tax.........................  32
                Possible Tax Law Changes........................  32
                The Company's Income Taxes......................  32
               Reports to Owners................................  32
               Legal Proceedings................................  32
               Experts..........................................  32
               Financial Statements.............................  33

            APPENDIX A --....................................... A-1
               Participating Investment Funds................... A-1

SPECIAL TERMS

We have tried to make this prospectus as readable and understandable for you as possible. However, by the very nature of the Policy certain technical words or terms are unavoidable. We have identified some of these terms and provided you with a definition.

ACCUMULATION ACCOUNT VALUE -- The total of the amounts credited to the Owner in the Separate Account, the General Account and the Loan Account.

ATTAINED AGE -- The Issue Age of an Insured plus the number of completed Policy years.

BENEFICIARY -- The person(s) named in the application or by later designation to receive Policy proceeds in the event of the Last Insured's death. A Beneficiary may be changed as set forth in the Policy and this prospectus.

CASH SURRENDER VALUE -- The Accumulation Account Value of a Policy on the date of surrender, less any Indebtedness, less any unpaid selection and issue expense charge due for the remainder of the first Policy year, less any unpaid monthly Policy charge due for the remainder of the first Policy year, and less any surrender charge.

FACE AMOUNT -- The minimum death benefit under the Policy so long as the Policy remains in force before the younger Insured's Attained Age 100.

GENERAL ACCOUNT -- Our assets other than those allocated to the Separate Account or any other separate account.

INDEBTEDNESS -- The sum of all unpaid Policy loans and accrued interest on loans.

INSUREDS -- The persons whose lives are insured under the Policy.

INVESTMENT FUNDS -- Investments within the Separate Account which we make available under the Policy.

INVESTMENT START DATE -- The date the initial premium is applied to the General Account and/or the Investment Funds. This date is the later of the Issue Date or the date the initial premium is received at our Service Office.

ISSUE AGE -- The age of each Insured at his or her nearest birthday as of the Issue Date.

ISSUE DATE -- The date as of which insurance coverage begins under a Policy. It is also the date from which Policy anniversaries, Policy years, and Policy months are measured. It is the Effective Date of coverage under the Policy.

LAST INSURED -- The Insured whose death succeeds the death of all other Insureds under the Policy.

LOAN ACCOUNT -- The account of MetLife Investors to which amounts securing Policy Loans are allocated. The Loan Account is part of MetLife Investors' General Account.

LOAN SUBACCOUNT -- A Loan Subaccount has been established for the General Account and for each Investment Fund. Any Accumulation Account Value transferred to the Loan Account will be allocated to the appropriate Loan Subaccount to reflect the origin of the Accumulation Account Value. At any point in time, the Loan Account will equal the sum of all the Loan Subaccounts.

MONTHLY ANNIVERSARY -- The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

NET PREMIUM -- The premium paid, less the premium tax charge, less the Federal tax charge, less the sales charge.

OWNER -- The owner of a Policy, as designated in the application or as subsequently changed.

POLICY -- The flexible premium joint and last survivor variable life insurance Policy offered by us and described in this prospectus.

PRO-RATA SURRENDER -- A requested reduction of both the Face Amount and the Accumulation Account Value by a given percentage.

SEPARATE ACCOUNT -- MetLife Investors Variable Life Account Five, a separate investment account established by MetLife Investors to receive and invest the Net Premiums paid under the Policy, and certain other variable life policies, and allocated by you to provide variable benefits.

SERVICE OFFICE -- MetLife Investors Insurance Company, P.O. Box 355, Warwick, RI 02887-0355.

TARGET PREMIUM -- A premium calculated when a Policy is issued, based on the Insureds' joint age, sex (except in unisex policies) and risk class. The Target Premium is used to calculate the first year's premium expense charge, the surrender charge, and agent compensation under the Policy.

VALUATION DATE -- Each day that the New York Stock Exchange (NYSE) is open for trading and MetLife Investors is open for business. MetLife Investors is open for business every day that the NYSE is open for trading.

VALUATION PERIOD -- The period between two successive Valuation Dates, commencing at the close of the NYSE (usually 4:00 p.m. Eastern Standard Time) on a Valuation Date and ending with the close of the NYSE on the next succeeding Valuation Date.

THE PROSPECTUS IS DIVIDED INTO THREE SECTIONS: THE SUMMARY, PART I AND PART II. THE SECTIONS IN THE SUMMARY CORRESPOND TO SECTIONS IN PART I OF THIS PROSPECTUS WHICH DISCUSS THE TOPICS IN MORE DETAIL. PART II CONTAINS EVEN MORE DETAILED INFORMATION.

SUMMARY

1.  THE VARIABLE LIFE INSURANCE POLICY

The variable life insurance Policy is a contract between you, the Owner, and us, an insurance company. The Policy provides for the payment of a death benefit to your selected Beneficiary upon the death of both of the persons Insured. This death benefit is distributed free from Federal income taxes. The Policy can be used as part of your estate planning or used to save for retirement. The Insureds are the persons you choose to have their lives insured under the Policy. You, the Owner, can also be one of the Insureds, but you do not have to be.

The Policy described in this prospectus is a flexible premium joint and last survivor variable life insurance policy. The Policy is "flexible" because:

..   the frequency and amount of premium payments can vary;

..   you can choose between death benefit options; and

..   you can change the amount of insurance coverage.

The Policy is "variable" because the Accumulation Account Value of your Policy, when allocated to the Investment Funds, may increase or decrease depending upon the investment results of the selected Investment Funds. The duration of your Policy may vary, and under certain circumstances, so may your death benefit.

So long as either Insured is alive, you can surrender the Policy for all or part of its Cash Surrender Value. You may also obtain a Policy loan, using the Policy as security. We will pay a death benefit when the Last Insured dies.

We make available a number of riders to meet a variety of your estate planning needs. The minimum face amount of insurance that we offer is $100,000.

2.  PURCHASES

We no longer offer the Policy to new purchasers. We do continue to accept premium payments from existing owners. You purchase the Policy by completing the proper forms. Your registered representative can help you. In some circumstances, we may contact you for additional information regarding the Insureds. We may require each of the Insureds to provide us with medical records, a physician's statement or a complete paramedical examination.

The minimum initial premium we accept is computed for you based on the Face Amount you request. The Policy is designed for the payment of subsequent premiums. You can establish planned annual premiums. The minimum subsequent premium that we accept is $10.

3.  INVESTMENT CHOICES

You can put your money in our General Account or in any or all of the Investment Funds. However, you can only put your money in up to 15 of the Investment Funds and the General Account at any one time. A brief description of the Investment Funds is contained in Appendix A and a detailed description of the Investment Funds, their investment policies, restrictions, risks, and charges is contained in the prospectuses for each Investment Fund. You should read the Fund prospectuses carefully.

4.  EXPENSES

We make certain deductions from your premiums, your Accumulation Account Value and from the Investment Funds. These deductions are made for taxes, mortality and expense risks, administrative expenses, sales charges, the cost of providing life insurance protection and for the cost associated with the management and investment operations of the Investment Funds. These deductions are summarized as follows:

..   DEDUCTIONS FROM EACH PREMIUM PAYMENT.

TAX CHARGES. We currently deduct 1.3% of each premium payment to pay the Federal tax charge. We also deduct a Premium Tax Charge currently equal to 2.35% to pay the state and local premium taxes.

SALES CHARGE. The Sales Charge, which is also referred to as the percent of premium charge, is determined as follows:

(1)in the first Policy year, 15% of the amount you pay up to the Target Premium, and 5% of the amount you pay over the Target Premium;

(2)in the 2nd through 10th Policy years, 5% of the actual premium you pay; and

(3)in the 11th Policy year and later, 2% of the actual premium you pay.

..   MONTHLY DEDUCTIONS FROM YOUR ACCUMULATION ACCOUNT VALUE.

SELECTION AND ISSUE EXPENSE CHARGE. During the first 10 Policy years, we assess a charge of up to 1% per $1000 of Face Amount. This charge varies by Issue Age, risk class and sex (except in unisex policies) of the Insureds.

MONTHLY POLICY CHARGE. This charge is equal to $25 per month for the first Policy year, and $6 per Policy month thereafter. This amount is deducted from the Accumulation Account Value of your Policy on the Investment Start Date and each Monthly Anniversary date.

MONTHLY COST OF INSURANCE. This amount is deducted monthly from your Accumulation Account Value on the

Investment Start Date and each Monthly Anniversary date. The amount of the deduction varies with the age, sex (except in unisex policies), risk class of the Insureds, duration, and the amount of death benefit at risk.

CHARGES FOR ADDITIONAL BENEFIT RIDERS. On each Monthly Anniversary date, the amount of the charge, if any, for additional benefit riders is determined in accordance with the rider and is shown on the specifications page of your Policy.

..   DEDUCTIONS FROM THE INVESTMENT FUNDS.

MORTALITY AND EXPENSE RISK CHARGE. This risk charge is guaranteed not to exceed, on an annual basis, 0.55% of the average value of each of your Investment Funds and is deducted each Valuation Date.

The current risk charge depends on the number of years your Policy has been in force and is as follows:

                                Daily Charge   Annual
                        Years      Factor    Equivalent
                        -----   ------------ ----------
                        1 - 10   .0015027%     0.55%
                        11 - 20  .0012301%     0.45%
                        21+      .0009572%     0.35%

This deduction is guaranteed not to increase while the Policy is in force. We will not increase the mortality and expense risk charge to .55% in years 11 and beyond.

ANNUAL OPERATING EXPENSES
(as a percentage of average daily net assets)

The following table describes the annual operating expenses for each Investment Fund for the year ended December 31, 2005, without regard to any applicable contractual fee waivers and expense reimbursements:

                                                                          GROSS    FEE WAIVERS       NET
                                                                          TOTAL        AND          TOTAL
                                               MANAGEMENT  OTHER   12B-1  ANNUAL     EXPENSE       ANNUAL
                                                  FEES    EXPENSES FEES  EXPENSES REIMBURSEMENTS EXPENSES(1)
---------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS (SERIES 1)
 AIM V.I. International Growth Fund               .73%      .38%   .00%   1.11%        .00%         1.11%
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CLASS 1)
 Templeton Developing Markets Securities Fund    1.24%      .29%   .00%   1.53%        .00%         1.53%
 Templeton Foreign Securities Fund                .65%      .17%   .00%    .82%        .00%          .82%
MET INVESTORS SERIES TRUST (CLASS A)
 Legg Mason Aggressive Growth Portfolio           .67%      .05%   .00%    .72%        .00%          .72%(2)
 Lord Abbett Bond Debenture Portfolio             .51%      .05%   .00%    .56%        .00%          .56%
 Lord Abbett Growth and Income Portfolio          .50%      .04%   .00%    .54%        .00%          .54%(3)
 Lord Abbett Mid-Cap Value Portfolio              .68%      .08%   .00%    .76%        .00%          .76%
 Met/AIM Small Cap Growth Portfolio               .90%      .10%   .00%   1.00%        .00%         1.00%(2)(4)
 Met/Putnam Capital Opportunities Portfolio       .85%      .37%   .00%   1.22%        .00%         1.22%
 MFS Research International Portfolio             .74%      .22%   .00%    .96%        .00%          .96%(2)(4)
 Neuberger Berman Real Estate Portfolio           .67%      .03%   .00%    .70%        .00%          .70%(2)
 Oppenheimer Capital Appreciation Portfolio       .59%      .10%   .00%    .69%        .00%          .69%(2)(4)
 PIMCO Total Return Portfolio                     .50%      .07%   .00%    .57%        .00%          .57%(4)
 Van Kampen Mid-Cap Growth Portfolio              .70%      .29%   .00%    .99%        .00%          .99%(2)
METROPOLITAN SERIES FUND, INC. (CLASS A)
 BlackRock Bond Income Portfolio                  .40%      .07%   .00%    .47%        .00%          .47%
 BlackRock Money Market Portfolio                 .35%      .07%   .00%    .42%        .00%          .42%(5)
 T. Rowe Price Large Cap Growth Portfolio         .60%      .12%   .00%    .72%        .00%          .72%
 T. Rowe Price Small Cap Growth Portfolio         .51%      .09%   .00%    .60%        .00%          .60%
 Western Asset Management Strategic Bond
   Opportunities Portfolio                        .65%      .10%   .00%    .75%        .00%          .75%
PUTNAM VARIABLE TRUST (CLASS 1A)
 Putnam VT Growth and Income Fund                 .49%      .05%   .00%    .54%        .00%          .54%
 Putnam VT Vista Fund                             .65%      .09%   .00%    .74%        .00%          .74%

--------------------------------------------------------------------------------

(1) Net Total Annual Expenses do not reflect any waivers of fees and expenses, or any expense reductions resulting from directed brokerage arrangements.

(2) Met Investors Advisory LLC ("Met Investors Advisory") and Met Investors Series Trust have entered into an Expense Limitation Agreement under which Met Investors Advisory has agreed to waive or limit its fees and to assume other expenses so that Net Total Annual Expenses of each Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of each Portfolio's business) will not exceed, at any time prior to April 30, 2007, the following percentages: .90% for the Legg Mason Aggressive Growth Portfolio, .90% for the Van Kampen Mid-Cap Growth Portfolio, 1.05% for the Met/AIM Small Cap Growth Portfolio, and 1.00% for the MFS Research International Portfolio, .90% for the Neuberger Berman Real Estate Portfolio, .75% for the Oppenheimer Capital Appreciation Portfolio. Under certain circumstances, any fees waived or expenses reimbursed by Met Investors Advisory may, with the approval of the Trust's Board of Trustees, be repaid to Met Investors Advisory.

(3) The management fee has been restated to reflect a new management fee schedule that became effective on January 1, 2006.

(4) Other Expenses reflect the repayment of fees previously waived and/or expenses previously paid by Met Investors Advisory under the terms of prior expense limitation agreements in the following amounts: .04% for the Met/AIM Small Cap Growth Portfolio, .05% for the MFS Research International Portfolio, .05% for the Oppenheimer Capital Appreciation Portfolio, and .01% for the PIMCO Total Return Portfolio.

(5) Our affiliate, MetLife Advisers, LLC ("MetLife Advisers"), and the Metropolitan Series Fund, Inc. have entered into an Expense Agreement under which MetLife Advisers will waive, for the period May 1, 2006 to April 30, 2007, the management fee payable by certain Portfolios in the following percentage amounts: .005% on the first $500 million of assets and .015% on the next $500 million of assets for the BlackRock Money Market Portfolio.

..   DEDUCTIONS FOR SURRENDERS, PARTIAL WITHDRAWALS AND TRANSFERS.

SURRENDER CHARGE. A Surrender Charge may be deducted in the event you make a full or partial withdrawal of your Policy. If you surrender your Policy or let it lapse during the first ten Policy years, we will keep part of the Accumulation Account Value of your Policy to help us recover the costs of selling and issuing the Policy.

The Surrender Charge is 45% of the Target Premium if you surrender the Policy or let it lapse during the first five Policy years. Afterwards, the amount of the Surrender Charge goes down each month. After the 10th Policy year there is no charge. A Surrender Charge will apply to any decrease in Face Amount.

There is a table in your Policy that shows the amount of the Target Premium and the percentage of the Surrender Charge for each month.

If you make a partial withdrawal from your Policy, we will charge a pro-rated portion of the Surrender Charge. There may also be a Partial Withdrawal Fee charged.

PARTIAL WITHDRAWAL FEE AND TRANSFER FEE. The first 12 requested transfers or partial withdrawals in a Policy year are free. For each partial withdrawal or transfer in excess of 12 in a Policy year, there is a fee assessed which is currently equal to $25.

5.  DEATH BENEFIT

The amount of the death benefit depends on:

..   the Face Amount of your Policy;

..   the death benefit option in effect at the time of the Last Insured's death;
    and

..   under some circumstances the Accumulation Account Value of your Policy.

There are three death benefit options: Option A, Option B and Option C. If death benefit Option A is in effect, the death benefit is the greater of your total Face Amount in effect or the Accumulation Account Value of your Policy on the date of the Last Insured's death multiplied by the applicable factor. Under this option, the amount of the death benefit is fixed, except when we use the factor to determine the benefit percentage.

If death benefit Option B is in effect, the death benefit is the greater of your total Face Amount in effect plus the Accumulation Account Value of your Policy on the date of the Last Insured's death, or the Accumulation Account Value of your Policy multiplied by the applicable factor. Under this option, the amount of the death benefit is variable (but will never be less than the Face Amount).

If death benefit Option C is in effect, the death benefit is the greater of your total Face Amount in effect or the Accumulation Account Value on the date of the Last Insured's death multiplied by an Attained Age factor.

So long as the Policy remains in force, prior to the younger Insured's Attained Age 100, the minimum death benefit will be at least the current Face Amount.

Under certain circumstances you can change death benefit options. You can also decrease the Face Amount under certain circumstances.

At the time of application for a Policy, you designate a Beneficiary who is the person or persons who will receive the death proceeds. You can change your Beneficiary unless you have designated an irrevocable Beneficiary. The Beneficiary does not have to be a natural person.

6.  TAXES

Your Policy has been designed to comply with the definition of life insurance in the Internal Revenue Code. As a result, the death proceeds paid under the Policy should be excludable from the gross income of your Beneficiary. However, estate taxes may apply. Any earnings in your Policy are not taxed until you take them out. The tax treatment of the loan proceeds and surrender proceeds will depend on whether the Policy is considered a Modified Endowment Contract
(MEC). Proceeds taken out of a MEC are considered to come from earnings first and are includible in taxable income. If you are younger than 59 1/2 when you take money out of a MEC, you may also be subject to a 10% federal tax penalty on the earnings withdrawn.

7.  ACCESS TO YOUR MONEY

You can terminate your Policy at any time during the lifetime of either Insured and we will pay you the Cash Surrender Value of your Policy. At any time during either of the Insureds' lifetimes and before the Policy has terminated, you may withdraw a part of your Accumulation Account Value subject to the requirements of the Policy. When you terminate your Policy or make a partial withdrawal, a surrender charge and partial withdrawal fee may be assessed.

You can also borrow against the Accumulation Account Value of your Policy.

8.  OTHER INFORMATION

FREE LOOK. You can cancel the Policy within 20 days after you receive it or the 45th day after you sign your application, whichever period ends later. We will refund all premiums paid. In the state of California, if you are 60 years or older on the Issue Date, you can cancel your Policy within 30 days after you receive it in which case we will refund your Policy's Account Value plus any fees and charges (i.e., premium tax charge, Federal tax charge, selection and issue expense charge, cost of insurance, monthly Policy charge, percent of premium charge, and mortality and expense risk charge) deducted from the Account Value as of the day we receive your returned Policy. Upon completion of the underwriting process, we will allocate your initial Net Premium to the Money Market Fund until the reallocation date, which occurs upon the expiration of the free look period. After that, we will invest your Policy's Accumulation Account Value and any subsequent premiums as you requested.

WHO SHOULD PURCHASE THE POLICY? The Policy is designed for individuals and businesses that have a need for death protection but who also desire to potentially increase the values in their policies through investment in the Investment Funds. The Policy offers the following to individuals:

..   create or conserve one's estate;

..   supplement retirement income; and

..   access to funds through loans and surrenders.

If you currently own a variable life insurance policy on the life of one of the Insureds, you should consider whether the purchase of the Policy is appropriate.

Also, you should carefully consider whether the Policy should be used to replace an existing Policy on the life of one of the Insureds.

ADDITIONAL FEATURES. The following additional features are offered:

..   you can arrange to have a regular amount of money automatically transferred from the BlackRock Money Market Portfolio to selected Investment Funds each month, theoretically giving you a lower average cost per unit over time than a single one time purchase. We call this feature Dollar Cost Averaging.

..   you can arrange to automatically readjust your Accumulation Account Value between Investment Funds periodically to keep the allocation you select. We call this feature Portfolio Rebalancing.

..   we also offer a number of additional riders that are common to life insurance policies.

Consult your registered representative regarding the availability of these features and riders.

9.  INQUIRIES

If you need Policyowner service (such as changes in Policy information, inquiry into Policy values, or to make a loan), please contact us at our Service Office:

  MetLife Investors Insurance Company
  P.O. Box 355
  Warwick, RI 02887-0355
  1-877-357-4419

PART I

1.  THE VARIABLE LIFE INSURANCE POLICY

The variable life insurance Policy is a contract between you, the Owner, and us, an insurance company. This kind of Policy is most commonly used for retirement planning and/or estate planning.

The Policy provides for life insurance coverage on the Insureds. It has an Accumulation Account Value, a death benefit, surrender rights, loan privileges and other characteristics associated with traditional and universal life insurance. However, since the Policy is a variable life insurance policy, the value of your Policy will increase or decrease depending upon the investment experience of the Investment Funds you choose. The duration or amount of the death benefit may also vary based on the investment performance of the underlying Investment Funds. To the extent you select any of the Investment Funds, you bear the investment risk. If your Accumulation Account Value less any loans, loan interest accrued, unpaid selection and issue charge due for the remainder of the first Policy year, and if surrender charges and any partial withdrawal fee are insufficient to pay the monthly deductions, the Policy may terminate.

Because the Policy is like traditional and universal life insurance, it provides a death benefit which is paid to your named Beneficiary. When both of the Insureds die, the death proceeds are paid to your Beneficiary which should be excludable from the gross income of the Beneficiary. The tax-free death proceeds make this an excellent way to accumulate money you do not think you will use in your lifetime. It is also a tax-efficient way to provide for those you leave behind. If you need access to your money, you can borrow from the Policy, make a total surrender or a partial withdrawal.

2.  PURCHASES

APPLICATION FOR A POLICY

In order to purchase a Policy, you must submit an application to us that requests information about both of the proposed Insureds. In some cases, we will ask for additional information. We may request that the proposed Insureds provide us with medical records, a physician's statement or possibly require other medical tests.

PREMIUMS

We no longer offer the Policy to new purchasers. We do continue to accept premium payments from existing Policy Owners. Before coverage begins under a Policy, the application and the premium must be in good order as determined by our administrative rules. You may receive a copy of a Policy before that time for examination but there will be no coverage. Each premium after the initial premium must be at least $10. The Policy is not designed for professional market timing organizations, other entities, or persons using programmed, large, or frequent transfers.

You can establish a schedule of planned premiums. We will send you billing notices for these premium payments. A failure to pay such a premium payment will not itself cause the Policy to lapse.

UNSCHEDULED PREMIUMS

You can make additional unscheduled premium payments at any time while the Policy is in force. However, in order to preserve the favorable tax status of the Policy, we may limit the amount of the premiums and may return any premiums that exceed the limits stated under the Internal Revenue Code.

If MetLife Investors receives a premium payment which would cause the death benefit to increase by an amount that exceeds the Net Premium portion of the payment, then MetLife Investors reserves the right to:

(1)refuse that premium payment; or

(2)require additional evidence of insurability before it accepts the premium.

LAPSE AND GRACE PERIOD

During the first 5 Policy years, your Policy will not lapse if the Cash Surrender Value of your Policy is insufficient to pay for the monthly deductions when:

..   the sum of all premiums paid on the Policy (reduced by any partial withdrawals and any outstanding loan balance) is at least equal to the sum of the No Lapse Monthly Premiums for the elapsed months since the Issue Date.

The No Lapse Monthly Premium amount is found on the specifications page of your Policy. This amount may be modified if you change your Face Amount, make a change in the premium class of the Insureds within 5 years of the Issue Date, or if there is an addition or deletion of a rider.

Lapse will occur if:

..   the Cash Surrender Value is not sufficient to cover the monthly deduction
    (except for reasons stated above);

..   the sum of all the premiums you paid into the Policy (reduced by any partial withdrawal or any outstanding loan balance) is less than the No Lapse Monthly Premium; and

..   a grace period expires without a sufficient premium payment.

When a Policy is about to terminate, the Policy provides a grace period in order for you to make a premium payment or a loan repayment to keep your Policy in force. The grace period, which is 62 days, begins on the Monthly Anniversary on which the Cash Surrender Value is insufficient to meet the next monthly deduction. We will notify you by mail of the amount of additional premium that must be paid to keep the Policy from terminating. If we do not receive the required amount within the grace period, the Policy will lapse and terminate without Accumulation Account Value.

If the Last Insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit otherwise payable.

REINSTATEMENT

If your Policy terminated at the end of a grace period, you can request that we reinstate it (restore your insurance coverage) anytime within 5 years after its termination. To reinstate your Policy you must:

..   submit a written request for reinstatement;

..   submit proof satisfactory to us that both of the Insureds are still insurable at the risk class that applies for the latest Face Amount portion then in effect (if only one Insured is alive on the date the Policy lapsed, you need only submit proof for the living Insured);

..   pay a Net Premium large enough to cover the monthly deductions that were due at the time of lapse and 2 times the monthly deduction due at the time of reinstatement; and

..   pay an amount large enough to cover any loan interest due and unpaid at the time of lapse.

The reinstatement date is the date on or following the day we approve the application for reinstatement. The Accumulation Account Value of your Policy on the reinstatement date is equal to:

..   the amount of any Policy loan reinstated;

..   increased by the Net Premiums paid at reinstatement, any Policy loan paid at the time of reinstatement, and the amount of any surrender charge paid at the time of lapse.

The Policy may not be reinstated if it has been surrendered or if an Insured who was living at the time of lapse dies before the reinstatement date. There will be a full monthly deduction for the Policy month which includes the reinstatement date.

ALLOCATION OF PREMIUM

When we receive a premium from you, we deduct:

..   a Tax Charge for premium taxes and Federal taxes; and

..   a Sales Charge.

The premium less these charges is referred to as the Net Premium. Your Net Premium is allocated to the General Account or one or more of the Investment Funds, as selected by you.

When we issue you a Policy, we automatically allocate your initial premium to the Money Market investment fund. Once the free look period expires, the Accumulation Account Value of your Policy is allocated to the General Account and/or the Investment Funds in accordance with your selections requested in the application. For any chosen allocation, the percentages must be in whole numbers. This allocation is not subject to the transfer fee provision. However, we reserve the right to limit the number of selections that you may invest in at any one time.

ACCUMULATION ACCOUNT VALUE OF YOUR POLICY

The Accumulation Account Value equals the sum of the amounts in the General Account, the Investment Funds you have selected, and the Loan Account.

METHOD OF DETERMINING ACCUMULATION ACCOUNT VALUE OF AN INVESTMENT FUND

The value of your Policy will go up or down depending upon the investment performance of the Investment Fund(s) you choose and the charges and deductions made against your Policy.

The Accumulation Account Value of the Investment Funds is determined for each Valuation Period. When we apply your initial premium to an Investment Fund, the Accumulation Account Value equals the Net Premium allocated to the Investment Fund, minus the monthly deduction(s) due from the Issue Date through the Investment Start Date. Thereafter, on each Valuation Date, the Accumulation Account Value in an Investment Fund will equal:

(1)The Accumulation Account Value in the Investment Fund on the preceding Valuation Date, multiplied by the Investment Fund's Net Investment Factor (defined below) for the current Valuation Period; plus

(2)Any Net Premium payments received during the current Valuation Period which are allocated to the Investment Fund; plus

(3)Any loan repayments allocated to the Investment Fund during the current Valuation Period; plus

(4)Any amounts transferred to the Investment Fund from the General Account or from another Investment Fund during the current Valuation Period; plus

(5)That portion of the interest credited on outstanding loans which is allocated to the Investment Fund during the current Valuation Period; minus

(6)Any amounts transferred from the Investment Fund to the General Account, Loan Account, or to another Investment Fund during the current Valuation Period (including any transfer charges); minus

(7)Any partial withdrawals from the Investment Fund during the current Valuation Period; minus

(8)Any withdrawal due to a Pro-Rata Surrender from the Investment Fund during the current Valuation Period; minus

(9)Any withdrawal or surrender charges incurred during the current Valuation Period attributed to the Investment Fund in connection with a partial withdrawal or Pro-Rata Surrender; minus

(10)If a Monthly Anniversary occurs during the current Valuation Period, the portion of the monthly deduction allocated to the Investment Fund during the current Valuation Period to cover the Policy month which starts during that Valuation Period.

NET INVESTMENT FACTOR

The Net Investment Factor measures the investment performance of an Investment Fund during a Valuation Period. The Net Investment Factor for each Investment Fund for a Valuation Period is calculated as follows:

(1)The value of the assets at the end of the preceding Valuation Period; plus

(2)The investment income and capital gains, realized or unrealized, credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus

(3)The capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

(4)Any amount charged against each Investment Fund for taxes, including any tax or other economic burden resulting from the application of the tax laws determined by us to be properly attributable to the Investment Funds, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Investment Fund; minus

(5)The mortality and expense risk charge equal to a percentage of the average net assets for each day in the Valuation Period. This charge, for mortality and expense risks, is determined by the length of time the Policy has been in force. It will not exceed the amounts shown in the following table:

                      Policy   Percentage of   Effective
                      Years   Avg. Net Assets Annual Rate
                      ------  --------------- -----------
                      1 - 10     0.0015027       0.55%
                      11 - 20    0.0012301       0.45%
                      21+        0.0009572       0.35%

   divided by

(6)The value of the assets at the end of the preceding Valuation Period.

OUR RIGHT TO REJECT OR RETURN A PREMIUM PAYMENT

In order to receive the tax treatment for life insurance under the Internal Revenue Code (Code), a Policy must initially qualify and continue to qualify as life insurance under the Code. To maintain this qualification, we have reserved the right under the Policy to return any premiums paid which we have determined will cause the Policy to fail as life insurance. We also have the right to make changes in the Policy or to make a distribution to the extent we determine this is necessary to continue to qualify the Policy as life insurance. Such distributions may have current income tax consequences to you.

If subsequent premiums will cause your Policy to become a Modified Endowment Contract (MEC) we will contact you prior to applying the premium to your Policy. If you elect to have the premium applied, we require that you acknowledge in writing that you understand the tax consequences of a MEC before we will apply the premiums.

3.  INVESTMENT FUNDS

There are currently 21 Investment Funds available in connection with the Policy. The Investment Funds are offered through the following open-end, diversified management investment companies: (1) AIM Variable Insurance Funds,
(2) Franklin Templeton Variable Insurance Products Trust, (3) Met Investors Series Trust, (4) Putnam Variable Trust.

YOU CAN ONLY INVEST IN UP TO 15 OF THE INVESTMENT FUNDS AND THE GENERAL ACCOUNT AT ANY ONE TIME.

PURCHASERS SHOULD READ THIS PROSPECTUS CAREFULLY BEFORE INVESTING. COPIES OF THE PROSPECTUSES FOR THE INVESTMENT FUNDS WILL ACCOMPANY OR PRECEDE DELIVERY OF YOUR POLICY. YOU CAN OBTAIN COPIES OF THE FUND PROSPECTUSES BY CALLING OR WRITING TO US AT: METLIFE INVESTORS INSURANCE COMPANY, SERVICE OFFICE, P.O. BOX 355, WARWICK, RI 02887-0355, 1-800-638-9294. YOU CAN ALSO OBTAIN INFORMATION ABOUT THE INVESTMENT FUNDS (INCLUDING A COPY OF EACH INVESTMENT FUND'S STATEMENT OF ADDITIONAL INFORMATION) BY ACCESSING THE SEC'S WEBSITE AT HTTP://WWW.SEC.GOV. CERTAIN PORTFOLIOS CONTAINED IN THE FUND PROSPECTUSES MAY NOT BE AVAILABLE WITH YOUR POLICY. (SEE APPENDIX A WHICH CONTAINS A SUMMARY OF INVESTMENT OBJECTIVES AND STRATEGIES FOR EACH INVESTMENT FUND.)

The investment objectives and policies of certain of the Investment Funds are similar to the investment objectives and policies of other mutual funds that certain of the same investment advisers manage. Although the objectives and policies may be similar, the investment results of the Investment Funds may be higher or lower than the results of such other mutual funds. The investment advisers cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the Investment Funds have the same investment advisers.

A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

The following is a list of the Investment Funds and investment managers available under the Policy:

AIM VARIABLE INSURANCE FUNDS (SERIES 1)

   ADVISOR: A I M ADVISORS, INC.
   AIM V.I. International Growth Fund

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CLASS 1)

   ADVISOR: TEMPLETON ASSET MANAGEMENT LTD.
   Templeton Developing Markets Securities Fund

   ADVISOR: TEMPLETON INVESTMENT COUNSEL, LLC
   Templeton Foreign Securities Fund

MET INVESTORS SERIES TRUST (CLASS A)

   ADVISOR: MET INVESTORS ADVISORY, LLC
   Legg Mason Aggressive Growth Portfolio
   Lord Abbett Bond Debenture Portfolio
   Lord Abbett Growth and Income Portfolio
   Lord Abbett Mid-Cap Value Portfolio
   Met/AIM Small Cap Growth Portfolio
   Met/Putnam Capital Opportunities Portfolio
   MFS(R) Research International Portfolio
   Neuberger Berman Real Estate Portfolio
   Oppenheimer Capital Appreciation Portfolio
   PIMCO Total Return Portfolio
   Van Kampen Mid-Cap Growth Portfolio

METROPOLITANSERIES FUND, INC. (CLASS A)

   ADVISOR: METLIFE ADVISERS, LLC
   BlackRock Bond Income Portfolio
   BlackRock Money Market Portfolio
   T. Rowe Price Large Cap Growth Portfolio
   T. Rowe Price Small Cap Growth Portfolio
   Western Asset Management Strategic Bond

     Opportunities Portfolio (formerly Salomon Brothers
     Strategic Bond Opportunities Portfolio)

PUTNAMVARIABLE TRUST (CLASS 1A)

   ADVISOR: PUTNAM INVESTMENT MANAGEMENT, LLC
   Putnam VT Growth and Income Fund
   Putnam VT Vista Fund

SUBSTITUTION AND LIMITATIONS ON FURTHER INVESTMENTS

We may substitute one or more of the Investment Funds you have selected with another Investment Fund. We will not do this without the prior approval of the SEC. We may also limit further investment in an Investment Fund. We will give you notice of our intention to do this.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE INVESTMENT FUNDS. An investment adviser (other than our affiliates, Met Investors Advisory LLC and MetLife Advisers LLC) or subadviser of an investment fund or its affiliates may compensate us and/or certain affiliates for administrative or other services relating to the investment funds. The amount of the compensation is not deducted from investment fund assets and does not decrease the investment fund's investment return. The amount of the compensation is based on a percentage of assets of the investment funds attributable to the policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%. Additionally, an investment adviser or subadviser of an investment fund or its affiliates may provide us with wholesaling services that assist in the distribution of the policies and may pay us and/or certain affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or other affiliate) with increased access to persons involved in the distribution of the policies.

We and certain of our affiliated insurance companies are joint owners of our affiliated investment advisers, Met Investors Advisory LLC and MetLife Advisers LLC, which are formed as "limited liability companies." Our ownership interests entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from an investment fund. We may benefit accordingly from assets allocated to the investment funds to the extent they result in profits to the advisers. See "Expenses--Annual Operating Expenses" for information on the management fee paid to the adviser.

HOW WE SELECT THE INVESTMENT FUNDS. We select the investment funds offered through the policy based on several criteria, including asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the investment fund's adviser or sub-adviser is one of our affiliates or whether the investment fund, its adviser, its sub-adviser(s), or an affiliate will compensate us or our affiliates for providing certain administrative and other services, as described above. In some cases, we have included investment funds based on recommendations made by selling firms through which the contract is sold. We review the investment funds periodically and may remove a investment fund or limit its availability to new purchase payments and/or transfers of cash value if we determine that the investment fund no longer meets one or more of the selection criteria, and/or if the investment fund has not attracted significant allocations from policy owners. We do not provide investment advice and do not recommend or endorse any particular investment fund.

TRANSFERS

At your request, we will transfer amounts in your Policy from any Investment Fund to another Investment Fund, or to and from the General Account (subject to restrictions). The minimum amount that can be transferred is the lesser of the minimum transfer amount (currently $500), or the total value in an Investment Fund or the General Account. You can make twelve transfers or partial withdrawals in a Policy year without charge. Restrictions apply; refer to the "Market Timing" section below. We currently charge a transfer fee of $25 for additional transfers in a Policy year.

You cannot make a transfer out of our General Account in the first Policy year. The maximum amount you can transfer from the General Account in any Policy year after the 1st is the greater of:

(a)25% of a Policy's Cash Surrender Value in the General Account at the beginning of the Policy year; or

(b)the previous Policy year's General Account maximum withdrawal amount, not to exceed the total Cash Surrender Value of the Policy.

Transfers resulting from Policy loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each Policy year.

MARKET TIMING

Frequent requests from policy owners to transfer cash value may dilute the value of an investment fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the investment fund and the reflection of that change in the investment fund's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying investment funds and may disrupt portfolio management strategy, requiring an investment fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the investment funds, which may in turn adversely affect policy owners and other persons who may have an interest in the policies (e.g., beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment portfolios (i.e., the AIM V.I. International Growth Fund, Templeton Developing Markets Securities and Templeton Foreign Securities Fund; the Lord Abbett Bond Debenture Portfolio, MFS Research International Portfolio, Met/AIM Small Cap Growth Portfolio, Met/Putnam Capital Opportunities Portfolio, Western Asset Management Strategic Bond Opportunities Portfolio and T. Rowe Price Small Cap Growth Portfolio (the "Monitored Portfolios") and we monitor transfer activity in those Investment Funds. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield investment fund, in a 12-month period there were, (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current Cash Value; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria.

We do not believe that other investment funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those investment funds. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain investment funds, we rely on the underlying investment funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other owners or other persons who have an interest in the Policies, we require all future transfer requests to or from any Monitored Portfolios or other identified funds under that policy to be submitted either (i) in writing with an original signature or
(ii) by telephone prior to 10:00 a.m. Transfers made under the dollar cost averaging or rebalancing program are not treated as transfers when we evaluate trading patterns for market timing.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those investment funds that we believe are susceptible to arbitrage trading or the determination of transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by policy owners to avoid such detection. Our ability to restrict such transfer activity may also be limited by provisions of the policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect policy owners and other persons with interests in the policies. We do not accommodate market timing in any investment funds and there are no arrangements in place to permit any policy owner to engage in market timing. We apply our policies and procedures without exception, waiver or special arrangement.

The Investment Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, investment funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the investment funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Policy owners and other persons with interests in the policies should be aware that we may not currently have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the investment funds. However, under rules recently adopted by the Securities and Exchange Commission, effective April 16, 2007 we will be required to (1) enter into a written agreement with each investment fund or its principal underwriter that will obligate us to provide to the investment fund promptly upon request certain information about the trading activity of individual Policy Owners, and (2) execute instructions from the investment fund to restrict or prohibit further purchases or transfers by specific Policy Owners who violate the frequent trading policies established by the investment fund.

In addition, policy owners and other persons with interests in the policies should be aware that some investment funds may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the investment funds in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the investment funds (and thus policy owners) will not be harmed by transfer activity relating to the other insurance companies and/or retirement plans that may invest in the investment funds.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the investment funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single policy owner). You should read the investment fund prospectuses for more details.

Although we currently intend to continue to permit transfers for the foreseeable future, the Policy provides that we may at any time revoke, modify, or limit the transfer privilege.

DOLLAR COST AVERAGING

Dollar cost averaging is a program which enables you to allocate specified dollar amounts from the BlackRock Money Market Portfolio to other Investment Funds on a monthly basis. By allocating amounts on a monthly basis, you may be less susceptible to the impact of market fluctuations.

Dollar cost averaging may be selected by completing the proper forms. The minimum transfer amount is $100. The minimum amount that can be allocated to an Investment Fund is 5% of the amount transferred. You can elect to participate in this program at any time by properly completing the dollar cost averaging election form.

Dollar cost averaging will terminate when any of the following occurs:

1) the value of the BlackRock Money Market Portfolio is completely depleted; or

2) you request termination in writing.

There is no current charge for dollar cost averaging but we reserve the right to charge for this program in the future. Transfers made under dollar cost averaging do not count against the total of 12 transfers allowed without charge in a Policy year. Dollar cost averaging cannot be used simultaneously with the portfolio rebalancing program.

PORTFOLIO REBALANCING

Over time, the funds in the General Account and the Investment Funds will accumulate at different rates as a result of different investment returns. You may direct us to automatically restore the balance of the Accumulation Account Value in the General Account and in the Investment Funds to the percentages determined in advance. There are two methods of rebalancing available -- periodic and variance.

PERIODIC REBALANCING. Under this option you elect a frequency (monthly, quarterly, semiannually or annually), measured from the Policy anniversary. On each date elected, we will rebalance the Investment Funds and/or General Account to reallocate the Accumulation Account Value according to the investment percentages you elected.

VARIANCE REBALANCING. Under this option you elect a specific allocation percentage for the General Account and each Investment Fund. For each such account, the allocation percentage (if not zero) must be a whole percentage and must not be less than five percent. You also elect a maximum variance percentage (5%, 10%, 15%, or 20% only), and can exclude specific Investment Funds and/or the General Account from being rebalanced.

On each Monthly Anniversary we will review the current balances to determine whether any Investment Fund balance is outside of the variance range (either above or below) as a percentage of the specified allocation percentage. If any Investment Fund is outside of the variance range, we will generate transfers to rebalance all of the specified Investment Funds and/or the General Account back to the predetermined percentages.

Transfers resulting from portfolio rebalancing will not be counted against the total number of transfers allowed in a Policy year before a charge is applied.

You may elect either method of portfolio rebalancing by specifying it on the Policy application, or may elect it later for an in force Policy, or may cancel it, by submitting a change form acceptable to us.

We reserve the right to suspend portfolio rebalancing at any time on any class of policies on a nondiscriminatory basis, or to charge an administrative fee for election changes in excess of a specified number in a Policy year in accordance with our administrative rules. Portfolio rebalancing cannot be used simultaneously with the dollar cost averaging program.

APPROVED ASSET ALLOCATION PROGRAMS

We recognize the value to certain Owners of having available, on a continuous basis, advice for the allocation of their money among the Investment Funds available under the Policy. Certain providers of these types of services have agreed to provide such services to Owners in accordance with our administrative rules regarding such programs.

We have made no independent investigation of these programs. We have only established that these programs are compatible with our administrative systems and rules.

Even though we permit the use of approved asset allocation programs, the Policy was not designed for professional market timing organizations. Repeated patterns of frequent transfers are disruptive to the operations of the Investment Funds, and should we become aware of such disruptive practices, we may modify the transfer privilege either on an individual or class basis.

If you participate in an Approved Asset Allocation Program, the transfers made under the program are not taken into account in determining any transaction charges.

4.  EXPENSES

There are charges and other expenses associated with the Policy that reduce the return on your investment in the Policy. The charges and expenses are:

TAX CHARGES

There are charges for Federal taxes, and state and local premium taxes which are deducted from each premium payment. The Federal tax charge is currently 1.3% of each premium. The premium tax charge currently is 2.35% of premium payments. If the tax rates change, we may change the amount of the deduction to cover the new rate.

SALES CHARGE

A sales charge will be deducted from each premium payment to partially compensate us for expenses incurred in distributing the Policy and any additional benefits provided by riders. We currently intend to deduct a sales charge determined according to the following schedule:

               Policy Year 1:       15% of premium up to Target
                                    Premium; 5% of premium above
                                    Target Premium

               Policy Years 2 - 10: 5% of all premium paid

               Policy Years 11+:    2% of all premium paid

The expenses covered by the sales charge include agent sales commissions, the cost of printing prospectuses and sales literature, and any advertising costs. Where policies are issued to Insureds with higher mortality risks or to Insureds who have selected additional insurance benefits, a portion of the amount deducted for the sales charge is used to pay distribution expenses and other costs associated with these additional coverages.

To the extent that sales expenses are not recovered from the sales charge and the surrender charge, those expenses may be recovered from other sources, including the mortality and expense risk charge described below.

SELECTION AND ISSUE EXPENSE CHARGE

During the first ten Policy years, we generally assess a monthly selection and issue expense charge to cover the costs associated with the underwriting and issue of the Policy. The monthly charge per $1,000 of Face Amount ranges from approximately 4 cents to one dollar, and varies by Issue Age, risk class, and (except on unisex Policies) sex of the Insureds.

MONTHLY POLICY CHARGE

We deduct a monthly policy charge on the Investment Start Date and each Monthly Anniversary date. The charge is equal to $25 per Policy month for the first Policy year. Thereafter, it is $6 per Policy month guaranteed not to increase while the Policy is in force.

The charge reimburses us for expenses incurred in the administration of the Policies. Such expenses include: confirmations, annual reports and account statements, maintenance of Policy records, maintenance of Separate Account records, administrative personnel costs, mailing costs, data processing costs, legal fees, accounting fees, filing fees, the costs of other services necessary for policyowner servicing and all accounting, valuation, regulatory and updating requirements.

MONTHLY COST OF INSURANCE CHARGE

This charge compensates us for the insurance coverage we provide in the month following the charge. The monthly cost of insurance charge for each Policy month equals the total of the insurance risk charges for the Policy month for each Face Amount portion then in effect.

The monthly cost of insurance charge is deducted on each Monthly Anniversary for the following Policy month. The monthly cost of insurance charge is determined in a manner that reflects the anticipated mortality of both Insureds and the fact that the death benefit is not payable until the death of the Last Insured. Because the monthly cost of insurance charge depends upon a number of variables, the charge will vary for each Policy month. We will determine the cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk (defined below) for each Policy month.

The monthly cost of insurance rates are determined at the beginning of each Policy year. The rates will be based on the Attained Age, duration, rate class, and (except for unisex policies) sex of the Insureds at issue. The monthly cost of insurance rates generally increase as the Insureds' Attained Ages increase.

The rate class of the Insureds also will affect the cost of insurance rate. For the initial Face Amount, we will use the rate class on the Issue Date. If the death benefit equals a percentage of Accumulation Account Value, an increase in Accumulation Account Value will cause an automatic increase in the death benefit. The rate class for such increase will be the same as that used for the initial Face Amount.

We currently place Insureds into a preferred rate class, a standard rate class, or into rate classes involving a higher mortality risk.

Actual monthly cost of insurance rates may change, and the actual monthly cost of insurance charge will be determined by us based on our expectations as to future mortality experience. However, the actual monthly cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the Policy. For Policies which are not in a substandard risk class, the guaranteed cost of insurance rates are equal to 100% of the rates set forth in the male/female smoker/non-smoker 1980 CSO Mortality Tables (1980 CSO Tables NA and SA and 1980 CSO Tables NG and SG for sex distinct policies and policies issued in qualified pension plans). All Policies are based on the Attained Ages of the Insureds. Higher rates apply if either Insured is determined to be in a substandard risk class.

In two otherwise identical policies, an Insured in the preferred rate class will have a lower cost of insurance than an Insured in a rate class involving higher mortality risk. Each rate class is also divided into two categories: smokers and nonsmokers. Non-smoker Insureds will generally incur a lower cost of insurance than similarly situated Insureds who smoke. (Insureds under Attained Age 20 are automatically assigned to the non-smoker rate class.)

The net amount at risk for a Policy month is:

(1)the death benefit at the beginning of the Policy month divided by 1.0032737 (which reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%); less

(2)the Accumulation Account Value at the beginning of the Policy month.

In calculating the monthly cost of insurance charges, the cost of insurance rate for a Face Amount is applied to the net amount at risk for that Face Amount.

CHARGES FOR ADDITIONAL BENEFIT RIDERS

The amount of the charge, if any, each Policy month for additional benefit riders is determined in accordance with the rider and is shown on the specifications page of your Policy.

MORTALITY AND EXPENSE RISK CHARGE

We will deduct a daily charge from the Investment Funds. The amount of the deduction is determined as a percentage of the average net assets of each Investment Fund. The current daily deduction percentages, and the equivalent effective annual rates, are:

                                   Daily
                          Policy   Charge     Annual
                          Years    Factor   Equivalent
                          ------   ------   ----------
                          1 - 10  .0015027%    0.55%
                          11 - 20 .0012301%    0.45%
                          21+     .0009572%    0.35%

This deduction is guaranteed not to increase while the Policy is in force. This risk charge compensates us for assuming the mortality and expense risks under the Policy. The mortality risk assumed by us is that the Insureds, as a group, may not live as long as expected. The expense risk assumed by us is that actual expenses may be greater than those assumed. We expect to profit from this charge.

SURRENDER CHARGE

For up to 10 years after the Issue Date, we will impose a contingent deferred sales charge, also referred to as a surrender charge, when the following occur:

..   upon surrender or lapse of the Policy;

..   upon a partial withdrawal;

..   upon a Pro-Rata Surrender; or

..   upon a decrease in Face Amount.

The amount of the charge assessed will depend upon a number of factors, including the type of event (a full surrender, lapse, or partial withdrawal), the amount of any premium payments made under the Policy prior to the event, and the number of Policy years having elapsed since the Policy was issued.

The surrender charge compensates us for expenses relating to the distribution of the Policy, including agents' commissions, advertising, and the printing of the prospectus and sales literature.

The surrender charge percentage is shown in the following table.

                   If surrender or lapse  The percentage of
                   occurs in the last     the annual Target
                   month of Policy year: Premium payable is:
                   --------------------- -------------------
                       1 through 5               45%
                            6                    40%
                            7                    30%
                            8                    20%
                            9                    10%
                       10 and later               0%

The Target Premium (on which we base the surrender charge) is shown in your Policy. As shown above, the maximum surrender charge is 45% of the annual Target Premium payable.

In addition, the percentages are reduced equally for each Policy month during the years shown. For example, during the seventh year, the percentage is reduced equally each month from 40% at the end of the sixth year to 30% at the end of the seventh year. This table may be modified if required by law or regulation of the governing jurisdiction.

The amount of the surrender charge deducted upon a partial withdrawal or Pro-Rata Surrender will equal a fraction of the charge that would be deducted if the Policy were surrendered at that time. The fraction will be determined by dividing the amount of the withdrawal by the Accumulation Account Value before the withdrawal and multiplying the result by the surrender charge. Immediately after a withdrawal, the Policy's remaining surrender charge will equal the amount of the surrender charge immediately before the withdrawal less the amount deducted in connection with the withdrawal.

A surrender charge will apply when there is a decrease in Face Amount for up to 10 years from the Policy's Issue Date. A partial withdrawal may cause a decrease in Face Amount and therefore, we may deduct a surrender charge. If the Face Amount is decreased by some fraction of any previous increases in Face Amount and/or the Face Amount at issue, the surrender charge deducted will be the previously defined surrender charge multiplied by the fraction.

TRANSACTION CHARGES

There is no transaction charge for the first twelve partial withdrawals or requested transfers in a Policy year. We will impose a charge of $25 for each partial withdrawal or requested transfer in excess of twelve in a Policy year. We may revoke or modify the privilege of transferring amounts to or from the General Account at any time. Partial withdrawals and Pro-Rata Surrenders will result in the imposition of the applicable surrender charge.

INVESTMENT FUND EXPENSES

The expenses of the Investment Funds are shown in the summary.

The value of the net assets of the Investment Funds will reflect the investment advisory fee and other expenses incurred by the underlying investment companies. The Investment Fund expenses are collected from the underlying Investment Fund, and are not direct charges against the Separate Account assets or reductions from the Policy's Accumulation Account Value. Expenses of the Funds are not fixed or specified under the terms of the Policy, and actual expenses may vary. These underlying Investment Fund expenses are taken into consideration in computing each Investment Fund's net asset value, which is used to calculate the unit values in the Separate Account. The management fees and other expenses are more fully described in the prospectus of each individual Investment Fund. The information relating to the Investment Fund expenses was provided by the Investment Funds and was not independently verified by us. Except as otherwise specifically noted, the management fees and other expenses are not currently subject to fee waivers or expense reimbursements.

5.  DEATH BENEFIT

The amount of the death benefit depends on the total Face Amount, the Accumulation Account Value of your Policy on the date of the Last Insured's death and the death benefit option (Option A, Option B, or Option C) in effect at that time. The actual amount we will pay the Beneficiary will be reduced by any Indebtedness.

The initial Face Amount and the death benefit option in effect on the Issue Date are shown on the specifications page of your Policy.

OPTION A. The amount of the death benefit under Option A is the greater of:

..   the Face Amount; or

..   the Accumulation Account Value of your Policy on the date of the Last
    Insured's death multiplied by the applicable multiple percentage shown in the "Applicable Percentage of Accumulation Account Value Table For Younger Insureds Less than Age 100" shown below.

OPTION B. The amount of the death benefit under Option B is the greater of:

..   the Face Amount plus the Accumulation Account Value of your Policy on the date of the Last Insured's death; or

..   the Accumulation Account Value of your Policy on the date of the Last
    Insured's death multiplied by the applicable multiple percentage shown in the "Applicable Percentage of Accumulation Account Value Table For Younger Insureds Less than Age 100" shown below.

                     Applicable Percentage of Accumulation
              Account Value Table For Younger Insureds Less Than
                                    Age 100

                  Younger Insured Policy Accumulation Account
                  Person' s Age    Value Multiple Percentage
                  -------------    ------------------------
                    40 or under              250%
                        45                   215%
                        50                   185%
                        55                   150%
                        60                   130%
                        65                   120%
                        70                   115%
                     78 to 90                105%
                     95 to 99                101%

For ages that are not shown in this table the applicable percentage multiples will decrease by a ratable portion for each full year.

OPTION C. The amount of the death benefit under Option C is the greater of:

..   the Face Amount; or

..   the Accumulation Account Value of your Policy on the date of the Last
    Insured's death multiplied by the applicable factor from the Table of Attained Age Factors shown in your Policy.

If your Policy is in force after the younger Insured's Attained Age is 100, then the Death Benefit will be 101% of the Policy's Accumulation Account Value.

CHANGE OF DEATH BENEFIT

If the Policy was issued with either death benefit Option A or death benefit Option B, the death benefit option may be changed. A Policy issued under death benefit Option C may not be changed for the entire lifetime of the Policy. Similarly, a Policy issued under either death benefit Option A or B may not change to death benefit Option C for the lifetime of the Policy. A request for change must be made to us in writing. The Effective Date of such a change will be the Monthly Anniversary on or following the date we receive the change request.

A death benefit Option A Policy may be changed to have death benefit Option B. The Face Amount will be decreased to equal the death benefit less the Accumulation Account Value on the Effective Date of the change. Satisfactory evidence of insurability must be submitted to us in connection with a request for a change from death benefit Option A to death benefit Option B. A change may not be made if it would result in a Face Amount of less than the minimum Face Amount.

A death benefit Option B Policy may be changed to have death benefit Option A. The Face Amount will be increased to equal the death benefit on the Effective Date of the change.

A change in death benefit option may have Federal income tax consequences.

DECREASE IN FACE AMOUNT

Subject to certain limitations set forth below, you may decrease (but not increase) the Face Amount of a Policy once each Policy year after the first Policy year. A written request is required for a reduction in the Face Amount. A reduction in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect your cost of insurance charge. A reduction in the Face Amount of a Policy may have Federal income tax consequences.

Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following receipt of the written request by us. The amount of the requested decrease must be at least $5,000 ($2,000 for Policies issued in qualified pension plans) and the Face Amount remaining in force after any requested decrease may not be less than the minimum Face Amount. If you decrease the Face Amount and the Policy does not comply with the maximum premium limitations required by Federal tax law, the decrease may be limited or the Accumulation Account Value may be returned to you (at your election), to the extent necessary to meet these requirements.

6.  TAXES

NOTE: WE HAVE PREPARED THE FOLLOWING INFORMATION ON FEDERAL INCOME TAXES AS A GENERAL DISCUSSION OF THE SUBJECT. IT IS NOT INTENDED AS TAX ADVICE TO ANYONE. YOU SHOULD CONSULT YOUR OWN TAX ADVISER ABOUT YOUR OWN CIRCUMSTANCES. WE HAVE INCLUDED AN ADDITIONAL DISCUSSION REGARDING TAXES IN PART II.

LIFE INSURANCE IN GENERAL

Life insurance, such as this Policy, is a means of providing for death protection and setting aside money for future needs. Congress recognized the importance of such planning and provided special rules in the Internal Revenue Code for life insurance.

Simply stated, these rules provide that you will not be taxed on the earnings on the money held in your life insurance policy until you take the money out. Beneficiaries generally are not taxed when they receive the death proceeds upon the death of the Last Insured. However, estate taxes may apply.

TAKING MONEY OUT OF YOUR POLICY

You, as the Owner, will not be taxed on increases in the value of your Policy until a distribution occurs either as a surrender or as a loan. If your Policy is a MEC, any loans or surrenders from the Policy will be treated as first coming from earnings and then from your investment in the Policy. Consequently, these earnings are included in taxable income. The Internal Revenue Code (Code) also provides that any amount received from a MEC which is included in income may be subject to a 10% penalty. The penalty will not apply if the income received is: (1) paid on or after the taxpayer reaches age 59 1/2; (2) paid if the taxpayer becomes totally disabled (as that term is defined in the Code); or
(3) in a series of substantially equal payments made annually (or more frequently) for the life (or life expectancy) of the taxpayer.

If your Policy is not a MEC, any surrender proceeds will be treated as first a recovery of the investment in the Policy and to that extent will not be included in taxable income. Furthermore, any loan will be treated as Indebtedness under the Policy and not as a taxable distribution. See "Federal Tax Status" in Part II for more details.

DIVERSIFICATION

The Code provides that the underlying investments for a variable life insurance policy must satisfy certain diversification requirements in order to be treated as a life insurance contract. We believe that the Investment Funds are being managed so as to comply with such requirements.

Under current Federal tax law, it is unclear as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not us would be considered the owner of the shares of the Investment Funds. If you are considered the owner of the investments, it will result in the loss of the favorable tax treatment for the Policy. It is unknown to what extent Owners are permitted to select Investment Funds, to make transfers among the Investment Funds or the number and type of Investment Funds Owners may select from. If guidance from the Internal Revenue Service is provided which is considered a new position, the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Policy, could be treated as the owner of the Investment Funds. Due to the uncertainty in this area, we reserve the right to modify the Policy in an attempt to maintain favorable tax treatment.

7.  ACCESS TO YOUR MONEY

POLICY LOANS

We will loan money to you at the loan interest rate we establish. The request by you for a loan must be in writing.

You may borrow an amount up to the loan value of the Policy. The loan value is:

..   the Accumulation Account Value of the Policy on the date the loan request is received; less

..   interest to the next loan interest due date; less

..   anticipated monthly deductions to the next loan interest due date; less

..   any existing loan; less

..   any surrender charge; plus

..   interest expected to be earned on the loan balance to the next loan interest due date.

Policy loan interest is payable on each Policy anniversary. The minimum amount that you can borrow is $500. The loan may be completely or partially repaid at any time while either Insured is living. When a Policy loan is made, we will deduct Accumulation Account Value from your Policy equal to the amount of the loan, plus interest due and place it in the Loan Subaccount as security for the loan. This Accumulation Account Value amount is expected to earn interest at a rate ("the earnings rate") which is lower than the rate charged on the Policy loan ("the borrowing rate"). The Accumulation Account Value that we use as security will accrue interest daily at an annual earnings rate of 4%.

Unless the Owner requests a different allocation, the Accumulation Account Value amount used as security for the loan will be transferred from the Investment Funds and the General Account on a pro-rata basis to the Loan Account. This will reduce the Policy's Accumulation Account Value in the General Account and the Investment Fund(s). These transactions will not be considered transfers for purposes of the limitations on transfers between Investment Funds or to or from the General Account.

A Policy loan, whether or not repaid, will have a permanent effect on the death benefits and Policy values because the values transferred to the Loan Account will not share in the investment results of the Investment Funds while the loan is outstanding. If the Loan Account earnings rate is less than the investment performance of the selected Investment Funds and/or the General Account, the values and benefits under the Policy will be reduced as a result of the loan. In addition, if the Indebtedness exceeds the Cash Value minus the surrender charge on any Monthly Anniversary, the Policy will lapse, subject to a grace period. (See "Purchases -- Lapse and Grace Period".) A lapse of the Policy with a loan outstanding may have Federal income tax consequences. (See "Federal Tax Status".)

Interest credited to the Accumulation Account Value held in the Loan Subaccount as security for the loan will be allocated on Policy anniversaries to the General Account and the Investment Funds. The interest credited will also be transferred: (1) when a new loan is made; (2) when a loan is partially or fully repaid; and (3) when an amount is needed to meet a monthly deduction.

Policy loans may have Federal income tax consequences (see "Federal Tax
Status").

LOAN INTEREST CHARGED

The borrowing rate we charge for Policy loan interest will be based on the following schedule:

                       For Loans               Annual
                       Outstanding During   Interest Rate
                       ------------------   -------------
                       Policy Years 1 - 10      4.50%
                       Policy Years 11 - 20     4.25%
                       Policy Years 21+         4.15%

We will inform you of the current borrowing rate when a Policy loan is requested.

Policy loan interest is due and payable annually on each Policy anniversary. If you do not pay the interest when it is due, the unpaid loan interest will be added to the outstanding Indebtedness as of the due date and you will be charged interest at the same rate as the rest of the Indebtedness.

SECURITY

The Policy will be the only security for the loan.

REPAYING POLICY DEBT

You may repay the loan at any time prior to the death of the Last Insured and as long as the Policy is in force. Any Indebtedness outstanding will be deducted before any benefit proceeds are paid or applied under a payment option.

Repayments will be allocated to the General Account and the Investment Funds based on how the Accumulation Account Value used for security was allocated.

Unpaid loans and loan interest will be deducted from any settlement of your Policy.

Any payments received from you will be applied as premiums, unless you clearly request in writing that it be used as repayment of Indebtedness.

PARTIAL WITHDRAWALS

After the first Policy year, you may make partial withdrawals from the Policy's Cash Surrender Value. Each Policy year you are allowed 12 free partial withdrawals. For each partial withdrawal after 12, we impose a $25 fee. A partial withdrawal may be subject to a surrender charge and have Federal income tax consequences.

The minimum amount of a partial withdrawal request, net of any applicable fees and surrender charges, is the lesser of:

a) $500 from an Investment Fund or the General Account; or

b) the Policy's Accumulation Account Value in an Investment Fund.

Partial withdrawals made during a Policy year are subject to the following limitations. The maximum amount that may be withdrawn from an Investment Fund is the Policy's Accumulation Account Value net of any applicable surrender charges and fees in that Investment Fund. The total partial withdrawals and transfers from the General Account over the Policy year may not exceed a maximum amount equal to the greater of the following:

(1)25% of the Cash Surrender Value in the General Account at the beginning of the Policy year, multiplied by the withdrawal percentage limit shown in the Policy; or

(2)the previous Policy year's maximum amount.

You may allocate the amount withdrawn plus any applicable surrender charges and fees, subject to the above conditions, among the Investment Funds and the General Account. If no allocation is specified, then the partial withdrawal will be allocated among the Investment Funds and the General Account in the same proportion that the Policy's Accumulation Account Value in each Investment Fund and the General Account bears to the total Accumulation Account Value of the Policy, less the Accumulation Account Value in the Loan Account, on the date the request for a partial withdrawal is received. If the limitations on withdrawals from the General Account will not permit this pro-rata allocation, you will be requested to provide an alternate allocation.

No amount may be withdrawn that would result in there being insufficient Accumulation Account Value to meet any surrender charge and applicable fees that would be payable immediately following the withdrawal upon the surrender of the remaining Accumulation Account Value.

The death benefit will be affected by a partial withdrawal, unless death benefit Option A or Option C is in effect and the withdrawal is made under the terms of an anniversary partial withdrawal rider. If death benefit Option A or death benefit Option C is in effect and the death benefit equals the Face Amount, then a partial withdrawal will decrease the Face Amount by an amount equal to the partial withdrawal plus the applicable surrender charge resulting from that partial withdrawal. If the death benefit is based on a percentage of the Accumulation Account Value, then a partial withdrawal will decrease the Face Amount by an amount by which the partial withdrawal plus the applicable surrender charge and fees exceeds the difference between the death benefit and the Face Amount. If death benefit Option B is in effect, the Face Amount will not change.

The Face Amount remaining in force after a partial withdrawal may not be less than the minimum Face Amount. Any request for a partial withdrawal that would reduce the Face Amount below this amount will not be implemented. Partial withdrawals may affect the way in which the cost of insurance charge is calculated and the amount of pure insurance protection afforded under a Policy. We may change the minimum amount required for a partial withdrawal or the number of times partial withdrawals may be made.

PRO-RATA SURRENDER

After the first Policy year, you can make a Pro-Rata Surrender of the Policy. The Pro-Rata Surrender will reduce the Face Amount and the Accumulation Account Value by a percentage chosen by you. This percentage must be any whole number. A Pro-Rata Surrender may have Federal income tax consequences. The percentage will be applied to the Face Amount and the Accumulation Account Value on the Monthly Anniversary on or following our receipt of the request.

You may allocate the amount of decrease in Accumulation Account Value plus any applicable surrender charge and fees among the Investment Funds and the General Account. If no allocation is specified, then the decrease in Accumulation Account Value and any applicable surrender charge and fees will be allocated among the Investment Funds and the General Account in the same proportion that the Policy's Accumulation Account Value in each Investment Fund and the General Account bears to the total Accumulation Account Value of the Policy, less the Accumulation Account Value in the Loan Account, on the date the request for Pro-Rata Surrender is received.

A Pro-Rata Surrender cannot be processed if it will reduce the Face Amount below the minimum Face Amount of the Policy. No Pro-Rata Surrender will be processed for more Cash Surrender Value than is available on the date of the Pro-Rata Surrender. A cash payment will be made to you for the amount of Accumulation Account Value reduction less any applicable surrender charges and fees.

Pro-Rata Surrenders may affect the way in which the cost of insurance charge is calculated and the amount of the pure insurance protection afforded under the Policy.

FULL SURRENDERS

To effect a full surrender, either the Policy must be returned to us along with the request, or the request must be accompanied by a completed affidavit of loss, which is available from us. Upon surrender, we will pay the Cash Surrender Value to you in a single sum. We will determine the Cash Surrender Value as of the date that we receive your written request at our Service Office. If the request is received on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage under a Policy will terminate as of the date of surrender. The Last Insured must be living at the time of a surrender. A surrender may have Federal income tax consequences.

8.  OTHER INFORMATION

METLIFE INVESTORS

MetLife Investors Insurance Company ("MetLife Investors" or the "Company") was incorporated on August 17, 1981 as Assurance Life Company, a Missouri corporation and changed its name to Xerox Financial Services Life Insurance Company in 1986. On June 1, 1995, a wholly-owned subsidiary of General American Life Insurance Company (General American Life) purchased MetLife Investors which on that date changed its name to Cova Financial Services Life Insurance Company. On January 6, 2000, Metropolitan Life Insurance Company. (MetLife) acquired GenAmerica Corporation, the ultimate parent company of General American Life. MetLife, headquartered in New York City since 1868, is a leading provider of insurance and financial products and services to individual and group customers. We changed our name to MetLife Investors Insurance Company on February 12, 2001.

We are licensed to do business in the District of Columbia and all states except Maine, New Hampshire, New York and Vermont.

Before November 9, 2006, all policies described in this prospectus were issued by MetLife Investors Insurance Company of California, a subsidiary of MetLife Investors which in turn is a direct subsidiary of MetLife, Inc. On November 9, 2006, the operations of MetLife Investors and MetLife Investors of California were combined through a merger, with MetLife Investors as the surviving company after the merger. Upon consummation of the merger, MetLife Investors of California's separate corporate existence ceased operation by law, and MetLife Investors assumed legal ownership of all the assets of MetLife Investors of California, including the Separate Account and its assets. As a result of the merger, MetLife Investors also has become responsible for all of MetLife Investors of California's liabilities and obligations, including those created under policies initially issued by MetLife Investors of California and outstanding on the date of the merger. Such policies have thereby become variable policies funded by a separate account of MetLife Investors, and each Policy Owner has become a policy owner of MetLife Investors.

For policies issued on or before December 31, 2002, General American Life agreed to ensure that MetLife Investors will have sufficient funds to meet its obligations under the policies. In the event an owner or beneficiary of such a policy presents a legitimate claim for payment, General American Life will pay such claim directly to the policy owner or beneficiary if MetLife Investors is unable to make such payment. This guarantee is enforceable by such policy owner or beneficiary against General American Life directly without any requirement that the Policy Owner or Beneficiary first file a claim against MetLife Investors. The guarantee agreement is binding on General American Life, its successors or assigns and shall terminate only if the guarantee is assigned to an organization having a financial rating from certain specified rating agencies equal to or better than General American Life's rating.

DISTRIBUTION

MetLife Investors Distribution Company, 5 Park Plaza, Suite 1900, Irvine, California 92614, acts as the distributor of the Policies. Prior to May 1, 2001, MetLife Investors Sales Company was the distributor of the Policies. MetLife Investors Distribution Company is our affiliate.

Commissions will be paid to broker-dealers who sell the Policies. Currently, broker-dealers will be paid first-year commissions equal up to 90% of Target Premium and 4.0% of excess premiums paid in Policy year 1. In renewal years, the commissions will equal up to 5.0% of premiums paid in Policy years 2-10 and 2.0% in Policy years 11 and beyond. In addition, broker-dealers will receive annually, asset-based compensation equal up to .25% of Accumulation Account Value for all Policy years beginning the 13th month. Sometimes, MetLife Investors enters into an agreement with the broker-dealer to pay the broker-dealer persistency bonuses in addition to the standard commission.

THE SEPARATE ACCOUNT

MetLife Investors Variable Life Account Five (the "Separate Account"), was established to hold the assets that underlie the Policies.

The Board of Directors of MetLife Investors of California adopted a resolution to establish the Separate Account under California insurance law on March 24, 1992. On November 9, 2006, and in conjunction with the merger of MetLife Investors and MetLife Investors of California, the Separate Account became a separate account of MetLife Investors, maintained under Missouri law. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. The Separate Account is divided into subaccounts.

The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. However, those assets that underlie the Policies, are not chargeable with liabilities arising out of any other business we may conduct. All the income, gains and losses (realized or unrealized) resulting from those assets are credited to or against the Policies and not against any other policies we may issue.

THE GENERAL ACCOUNT

We own the assets in our General Account, and we use these assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over investment of the General Account's assets.

While your Policy provides for limitations on allocations to the General Account, our current practice is not to limit allocations to the General Account.

We have not registered the General Account or any interests therein with the Securities and Exchange Commission, and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the General Account.

SUSPENSION OF PAYMENTS OR TRANSFERS

We may be required to suspend or postpone any payments or transfers for any period when:

1) the New York Stock Exchange is closed (other than customary weekend and holiday closings);

2) trading on the New York Stock Exchange is restricted;

3) an emergency exists, as determined by the SEC, as a result of which disposal of shares of the Investment Funds is not reasonably practicable or we cannot reasonably value the shares of the Investment Funds;

4) during any other period when the Securities and Exchange Commission, by order, so permits for the protection of owners.

We may defer the portion of any transfer, amount payable or surrender, or Policy Loan from the General Account for not more than 6 months.

OWNERSHIP

OWNER. The Insureds jointly are the Owner of the Policy unless another person or entity is shown as the Owner in the application. The Owner is entitled to all rights provided by the Policy. If there is more than one Owner at a given time, all Owners must exercise the rights of ownership by joint action. If the Owner dies, and the Owner is not one or both of the Insureds, the Owner's interest in the Policy becomes the property of his or her estate unless otherwise provided. Unless otherwise provided, the Policy is jointly owned by all Owners named in the Policy or by the survivors of those joint Owners. Unless otherwise stated in the Policy, the final Owner is the estate of the last joint Owner to die.

BENEFICIARY. The Beneficiary is the person(s) or entity you name to receive any death proceeds. The Beneficiary is named at the time the Policy is issued unless changed at a later date. You can name a contingent Beneficiary prior to the death of the Last Insured. Unless an irrevocable Beneficiary has been named, you can change the Beneficiary at any time before the Last Insured dies. If there is an irrevocable Beneficiary, all Policy changes except premium allocations and transfers require the consent of the Beneficiary.

Primary and contingent Beneficiaries are as named in the application, unless you make a change. To change a Beneficiary, you must submit a written request to us. We may require the Policy to record the change. The request will take effect when signed, subject to any action we may take before receiving it.

One or more irrevocable Beneficiaries may be named.

If a Beneficiary is a minor, we will make payment to the guardian of his or her estate. We may require proof of age of any Beneficiary.

Proceeds payable to a Beneficiary will be free from the claims of creditors, to the extent allowed by law.

ASSIGNMENT. You can assign the Policy. A copy of any assignment must be filed with our Service Office. We are not responsible for the validity of any assignment. If you assign the Policy, your rights and those of any revocably-named person will be subject to the assignment. An assignment will not affect any payments we may make or actions we may take before such assignment has been recorded at our Service Office. This may be a taxable event. You should consult a tax adviser if you wish to assign the Policy.

ADJUSTMENT OF CHARGES

The Policy is available for purchase by individuals, corporations, and other institutions. For certain individuals and certain corporate or other groups or sponsored arrangements purchasing one or more policies, we may waive or adjust the amount of the sales charge, contingent deferred sales charge, monthly administrative charge, or other charges where the expenses associated with the sale of the Policy or policies or the underwriting or other administrative costs associated with the Policy or policies warrant an adjustment.

Sales, underwriting, or other administrative expenses may be reduced for reasons such as expected economies resulting from a corporate purchase or a group or sponsored arrangement, from the amount of the initial premium payment or payments, or from the amount of projected premium payments. We will determine in our discretion if, and in what amount, an adjustment is appropriate. We may modify the criteria for qualification for adjustment of charges as experience is gained, subject to the limitation that such adjustments will not be unfairly discriminatory against the interests of any owner.

PARTII

EXECUTIVE OFFICERS AND DIRECTORS

Our directors and executive officers and their principal occupations for the past five years are as follows:

           NAME OF
           PRINCIPAL    PRINCIPAL OCCUPATION DURING
           OFFICERS     THE PAST FIVE YEARS
           ---------    --------------------------------------------
           James P.     Director and Executive Vice President of
           Bossert      MetLife Investors since 2002 and Vice
                        President of Metropolitan Life Insurance
                        Company since 1996.

           Susan A.     Director, MetLife Investors, MetLife
           Buffum       Investors of California and MetLife
                        Investors USA since 2001. FA, Managing
                        Director of MetLife Investors since 1994.

           Michael R.   Director, MetLife Investors, MetLife
           Fanning      Investors of California and MetLife
                        Investors USA since 2000 and Vice
                        President of Metropolitan Life since 1998.

           Michael K.   Chairman of the Board, President and Chief
           Farrell      Executive Officer of MetLife Investors since
                        2003 and Senior Vice President of
                        Metropolitan Life Insurance Company since
                        2001.

           Elizabeth M. Director of MetLife Investors since 2003,
           Forget       President of Met Investors Advisory LLC
                        and Met Investors Series Trust since 2000 and Vice President of Metropolitan Life since 2002.

           George       Director of MetLife Investors since 2003
           Foulke       and Vice President of Metropolitan Life
                        since 2002.

           Richard C.   Executive Vice President, General Counsel,
           Pearson      Secretary and Director of MetLife Investors,
                        MetLife Investors of California, First
                        MetLife Investors and MetLife Investors
                        USA since 2001 and Associate General
                        Counsel of Metropolitan Life Insurance
                        Company since 2001.

           Paul A.      Director of MetLife Investors, MetLife
           Sylvester    Investors of California, First MetLife
                        Investors and MetLife Investors USA since
                        2006 and Director of National Sales
                        Manager since 2005.

             NAME OF
             PRINCIPAL  PRINCIPAL OCCUPATION DURING
             OFFICERS   THE PAST FIVE YEARS
             ---------  ------------------------------------------
             Jeffrey A. Director and Assistant Vice President of
             Tupper     MetLife Investors since 2001.

             Kevin J.   Senior Vice President of MetLife Investors
             Paulson    Insurance Company since 2003.

             Anthony J. Treasurer of MetLife Investors since 2002
             Williamson and Senior Vice President and Treasurer of
                        Metropolitan Life Insurance Company since
                        2001.

VOTING

In accordance with our view of present applicable law, we will vote the shares of the Investment Funds at special meetings of shareholders in accordance with instructions received from Owners having a voting interest. We will vote shares for which we have not received instructions in the same proportion as we vote shares for which we have received instructions. We will vote shares we own in the same proportion as we vote shares for which we have received instructions. The effect of this proportional voting is that a small number of Policy Owners may control the outcome of a vote. The Funds do not hold regular meetings of shareholders.

If the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the shares of the Funds in our own right, we may elect to do so.

The voting interests of the Owner in the Funds will be determined as follows: owners may cast one vote for each $100 of Account Value of a Policy which is allocated to an Investment Fund on the record date. Fractional votes are counted.

The number of shares which a person has a right to vote will be determined as of the date to be chosen by us not more than sixty (60) days prior to the meeting of the Fund. Voting instructions will be solicited by written communication at least fourteen (14) days prior to such meeting.

Each Owner having such a voting interest will receive periodic reports relating to the Investment Funds in which he or she has an interest, proxy material and a form with which to give such voting instructions.

DISREGARD OF VOTING INSTRUCTIONS

We may, when required to do so by state insurance authorities, vote shares of the Funds without regard to instructions from Owners if such instructions would require the shares to be voted to cause an Investment Fund to make, or refrain from making, investments which would result in changes in the sub-classification or investment objectives of the Investment Fund. We may also disapprove changes in the investment policy initiated by Owners or trustees/directors of the Funds, if such disapproval is reasonable and is based on a good faith determination by us that the change would violate state or federal law or the change would not be consistent with the investment objectives of the Investment Funds or which varies from the general quality and nature of investments and investment techniques used by other funds with similar investment objectives underlying other variable contracts offered by us or of an affiliated company. In the event we disregard voting instructions, a summary of this action and the reasons for such action will be included in the next annual report to owners.

OUR RIGHT TO CONTEST

We cannot contest the validity of the Policy, except in the case of fraud, after it has been in effect during the lifetime of either Insured for two years. If the Policy is reinstated, the two-year period is measured from the date of reinstatement. In addition, if either Insured commits suicide in the two-year period, or such period as specified in state law, the benefit payable will be limited to premiums paid less Indebtedness and less any surrenders. We also have the right to adjust any benefits under the Policy if the answers in the application regarding the use of tobacco are not correct.

ADDITIONAL BENEFITS

Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. Consult your registered representative regarding the availability of these riders. The cost of any additional riders will be determined in accordance with the rider and shown on the specifications page of your Policy. (See "Expenses -- Charge for Additional Benefit Riders".) Certain restrictions may apply and are described in the applicable rider.

ANNIVERSARY PARTIAL WITHDRAWAL RIDER -- This rider allows the Owner to withdraw up to 15% of the Policy's Cash Surrender Value on any Policy anniversary without reducing the Face Amount. A contingent deferred sales charge will still apply.

LIFETIME COVERAGE RIDER -- This rider provides the continuation of the Policy's Face Amount beyond age 100, provided the Policy remains in force to age 100 with a positive Cash Surrender Value. If the Policy is in force after the Insured's Attained Age 100, the death benefit will be the greater of the Face Amount or 101% of the Accumulation Account Value.

SECONDARY GUARANTEE RIDER -- This rider guarantees that if, during the secondary guarantee period, the sum of all premiums paid on the Policy, reduced by any partial withdrawals and any outstanding loan balance, is greater than or equal to the sum of the secondary guarantee premiums required since the Issue Date, the Policy will not lapse as a result of an Accumulation Account Value less any loans, loan interest due, and any surrender charge being insufficient to pay the monthly deduction. The secondary guarantee period is the lesser of twenty Policy years, or the number of Policy years until the Insured reaches Attained Age 70. For Policies issued after Attained Age 60, the secondary guarantee period is ten Policy years.

SUPPLEMENTAL COVERAGE TERM RIDER -- This rider provides level term insurance on the life of the Insured under the base policy. It can be added only at issue. It cannot be increased or added to an existing Policy.

WAIVER OF SPECIFIED PREMIUM RIDER -- This rider provides for crediting the Policy's Accumulation Account Value with a specified monthly premium while the Insured is totally disabled. The monthly premium selected at issue is not guaranteed to keep the Policy in force. The Insured must have become disabled after age 5 and before age 65.

DIVORCE SPLIT RIDER -- This rider allows the Policy to be split into two separate policies in the event of the divorce of a married couple who are the Insureds under the Policy. The exercise of this option to split the policy may, under certain circumstances, result in adverse tax consequences. Please consult your tax adviser before exercising any options under this rider.

SPLIT POLICY OPTION RIDER -- This rider allows the Policy to be split into two separate policies in the event there are changes in the Federal Estate Tax Law resulting in the removal of the unlimited marital deductions or reduction of at least 50% in the level of estate taxes payable on the death of the last Insured.

The exercise of this option to split the Policy may, under certain circumstances, result in adverse tax consequences. Please consult your tax adviser before exercising any options under this rider.

ESTATE PRESERVATION TERM RIDER -- This rider provides joint level term insurance, payable at the death of the Last Insured, for a period of four years from the date of the rider.

FEDERAL TAX STATUS

NOTE: THE FOLLOWING DESCRIPTION IS BASED UPON OUR UNDERSTANDING OF CURRENT FEDERAL INCOME TAX LAW APPLICABLE TO LIFE INSURANCE IN GENERAL. WE CANNOT PREDICT THE PROBABILITY THAT ANY CHANGES IN SUCH LAWS WILL BE MADE. PURCHASERS ARE CAUTIONED TO SEEK COMPETENT TAX ADVICE REGARDING THE POSSIBILITY OF SUCH CHANGES. SECTION 7702 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("CODE"), DEFINES THE TERM "LIFE INSURANCE CONTRACT" FOR PURPOSES OF THE CODE. UNDER SECTION 7702, IT IS UNCERTAIN WHETHER JOINT AND SURVIVOR POLICIES WILL QUALIFY AS "LIFE INSURANCE CONTRACTS." WE DO NOT GUARANTEE THE TAX STATUS OF THE POLICIES. PURCHASERS BEAR THE COMPLETE RISK THAT THE POLICIES MAY NOT BE TREATED AS A "LIFE INSURANCE CONTRACT" UNDER FEDERAL INCOME TAX LAWS. PURCHASERS SHOULD CONSULT THEIR OWN TAX ADVISERS. IT SHOULD BE FURTHER UNDERSTOOD THAT THE FOLLOWING DISCUSSION IS NOT EXHAUSTIVE AND THAT SPECIAL RULES NOT DESCRIBED IN THIS PROSPECTUS MAY BE APPLICABLE IN CERTAIN SITUATIONS. IN GENERAL, HOWEVER, THE INSURANCE PROCEEDS PAYABLE ON THE DEATH OF THE INSURED WILL NEVER BE LESS THAN THE MINIMUM AMOUNT REQUIRED FOR THE POLICY TO BE TREATED AS LIFE INSURANCE UNDER SECTION 7702 OF THE INTERNAL REVENUE CODE, AS IN EFFECT ON THE DATE THE POLICY WAS ISSUED.

INTRODUCTION. The discussion contained herein is general in nature and is not intended as tax advice. It does not purport to be complete or to address every situation. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion herein is based upon our understanding of current federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of those current federal income tax laws or of the current interpretations by the Internal Revenue Service.

We are taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from us and its operations form a part of us.

DIVERSIFICATION. Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable life insurance policies. The Code provides that a variable life insurance policy will not be treated as life insurance for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the Policy as a life insurance contract would result in imposition of federal income tax to the Owner with respect to earnings allocable to the Policy prior to the receipt of payments under the Policy. We intend that each Investment Fund underlying the Policies will be managed by the managers in such a manner as to comply with these diversification requirements.

INVESTOR CONTROL. In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.

TAX TREATMENT OF THE POLICY. The Policy has been designed to comply with the definition of life insurance contained in Section 7702 of the Code. Although some interim guidance has been provided and proposed regulations have been issued, final regulations have not been adopted. Section 7702 of the Code requires that the amount of mortality and other expense charges be reasonable. In establishing these charges, we have relied on interim IRS guidance. Currently, there is even less guidance as to Policies issued on a substandard risk basis and Joint and Last Survivor Policies and thus it is even less clear whether such Policies would meet the requirements of Section 7702 of the Code. Moreover, if you elect the Accelerated Death Benefit Rider, the continued tax qualification of the Policy after a distribution is made under the rider are unclear.

While we have attempted to comply with Section 7702, the law in this area is very complex and unclear. There is a risk, therefore, that the Internal Revenue Service will not concur with our interpretations of Section 7702 that were made in determining such compliance. In the event the

Policy is determined not to so comply, it would not qualify for the favorable tax treatment usually accorded life insurance policies. You should consult your own tax advisers with respect to the tax consequences of purchasing the Policy. The following discussion assumes that the Policy will satisfy Section 7702.

POLICY PROCEEDS. The tax treatment accorded to loan proceeds and/or surrender payments from the policies will depend on whether the Policy is considered to be a MEC. (See "Tax Treatment of Loans and Surrenders.") Otherwise, we believe that the Policy should receive the same Federal income tax treatment as any other type of life insurance. As such, the death benefit thereunder is generally excludable from the gross income of the Beneficiary under Section 101(a) of the Code. Also, you are not deemed to be in constructive receipt of the Cash Surrender Value, including increments thereon, under a Policy until there is a distribution of such amounts.

Federal, state and local estate, inheritance and other tax consequences of ownership, or receipt of Policy proceeds, depend on the circumstances of each owner or Beneficiary.

EMPLOYER-OWNED LIFE INSURANCE. In the case of employer-owned life insurance as defined in Section 101(j) of the Internal Revenue Code, the amount excludable from gross income is limited to premiums paid unless the Policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the Policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated or recently employed. There are also exceptions for policy proceeds paid to an employee's heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the Policy. These rules apply to Policies issued August 18, 2006 and later and also apply to Policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of death benefits, it is advisable to consult tax counsel. The death benefit will also be taxable in the case of a transfer-for-value unless certain exceptions apply.
TAX TREATMENT OF LOANS AND SURRENDERS. Section 7702A of the Code sets forth the rules for determining when a life insurance Policy will be deemed to be a MEC. A MEC is a contract which is entered into or materially changed on or after June 21, 1988 and fails to meet the 7-pay test. A Policy fails to meet the 7-pay test when the cumulative amount paid under the Policy at any time during the first 7 Policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven (7) level annual premiums. A material change would include any increase in the future benefits or addition of qualified additional benefits provided under a Policy unless the increase is attributable to: (1) the payment of premiums necessary to fund the lowest death benefit and qualified additional benefits payable in the first seven Policy years; or (2) the crediting of interest or other earnings with respect to such premiums.

Certain changes in a Policy after it is issued could also cause it to fail to satisfy the 7-pay test and therefore to be classified as a MEC. Making additional payments, reducing the Policy's death benefit, reducing the Policy's benefits through a partial withdrawal, a change in death benefit option, and termination of benefits under a rider are examples of changes that could result in your Policy becoming classified as a MEC. Reducing the death benefit below the lowest death benefit provided by the Policy during the first seven years will probably cause the Policy to be classified as a MEC if such a reduction occurs at any time. Even if these events do not result in a Policy becoming classified as a MEC, moreover, they could reduce the amount that may be paid in the future without causing the Policy to be classified as a MEC. You should consult a tax adviser to determine whether a Policy transaction will cause your Policy to be classified as a MEC.

Furthermore, any Policy received in exchange for a Policy classified as a MEC will be treated as a MEC regardless of whether it meets the 7-pay test. However, an exchange under Section 1035 of the Code of a life insurance Policy entered into before June 21, 1988 for the Policy will not cause the Policy to be treated as a MEC if no additional premiums are paid.

Due to the flexible premium nature of the Policy, the determination of whether it qualifies for treatment as a MEC depends on the individual circumstances of each Policy.

If the Policy is classified as a MEC, then any distribution (including the proceeds of any loan) is taxable to the extent of income in the Policy. Distributions are deemed to be on a last-in, first-out basis, which means the taxable income is distributed first. Distributions, including those resulting from surrender or lapse of the Policy, may also be subject to an additional 10% federal income tax penalty applied to the income portion of such distribution. The penalty shall not apply, however, to any distributions: (1) made on or after the date on which the taxpayer reaches age 59 1/2; (2) which is attributable to the taxpayer becoming disabled (within the meaning of Section 72(m)(7) of the Code); or (3) which is part of a series of substantially equal periodic payments made not less frequently than annually for the joint lives (or joint life expectancies) of such taxpayer and his beneficiary.

If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.

If a Policy is not classified as a MEC, then any surrenders shall be treated first as a recovery of the investment in the Policy which would not be received as taxable income. However, if a distribution is the result of a reduction in benefits under the Policy within the first fifteen years after the Policy is issued in order to comply with Section 7702, such distribution will, under rules set forth in Section 7702, be taxed as ordinary income to the extent of income in the Policy.

Loans from a Policy which is not classified as a MEC, will generally be treated as Indebtedness of the Owner and not a distribution. However, there is uncertainty as to loans from such a Policy after the 10th Policy year and you should consult a tax adviser as to the treatment of such loans.

If your Policy is surrendered, cancelled, lapses, or is exchanged while any Policy loan is outstanding, the amount of the Policy loan plus accrued interest will be deemed to be distributed to you and could be partly or wholly taxable, depending on your particular circumstances. Cash distributed to you from the Policy in these circumstances may be insufficient to pay the tax attributable to any Policy loan.

Interest payable on a loan under a Policy is generally not deductible.

Policyowners should seek competent tax advice on the tax consequences of taking loans, distributions, exchanging or surrendering any Policy.

MULTIPLE POLICIES. The Code further provides that multiple MECs that are issued within a calendar year period to the same owner by one company or its affiliates are treated as one MEC for purposes of determining the taxable portion of any loans or distributions. Such treatment may result in adverse tax consequences including more rapid taxation of the loans or distributed amounts from such combination of policies. You should consult a tax adviser prior to purchasing more than one MEC in any calendar year period.

CONTINUATION OF POLICY BEYOND AGE 100. The tax consequences of continuing the Policy beyond the younger Insured's 100th birthday are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the younger Insured's 100th birthday.

TAX TREATMENT OF POLICY SPLIT. The Split Policy Option Rider and the Divorce Split Rider permit a Policy to be split into two individual Policies. It is not clear whether exercising either the Policy Split Rider or the Divorce Split Rider will be treated as a taxable transaction or whether the individual Policies that result will be classified as Modified Endowment Contracts. A tax adviser should be consulted before exercising either rider.

TAX TREATMENT OF ASSIGNMENTS. An assignment of a Policy or the change of ownership of a Policy may be a taxable event. You should therefore consult a competent tax adviser should you wish to assign or change the owner of your Policy.

QUALIFIED PLANS. The Policies may be used in conjunction with certain Qualified Plans. Because the rules governing such use are complex and the amount of life insurance provided in connection with such plans may be limited, you should not do so until you have consulted a competent Qualified Plans consultant.

INCOME TAX WITHHOLDING. All distributions or the portion thereof which is includible in gross income of the Policy owner are subject to Federal income tax withholding. However, in most cases you may elect not to have taxes withheld. You may be required to pay penalties under the estimated tax rules, if withholding and estimated tax payments are insufficient.

LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. Policy Owners that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Policy Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Policy Owner's country of citizenship or residence.

Prospective purchasers are advised to consult with a qualified tax adviser regarding taxation with respect to a purchase of the Policy.

BUSINESS USES OF POLICY. Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES. Ownership of the Policy by a corporation, trust or other non-natural person could jeopardize some (or all) of such entity's interest deduction under Internal Revenue Code
Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of the Policy, the Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an Owner or holder of the Policy, or before a business (other than a sole proprietorship) is made a beneficiary of the Policy.

SPLIT-DOLLAR ARRANGEMENTS. The IRS and the Treasury Department have recently issued guidance that substantially affects split-dollar arrangements. You should consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

In addition, the Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans generally took effect as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

Split-dollar plans that provide deferred compensation may be subject to recently enacted rules governing deferred compensation arrangements. Failure to adhere to these rules will result in adverse tax consequences. A tax adviser should be consulted with respect to such plans.

ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or the designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy Owner's estate for purposes of the Federal estate tax if the Policy Owner was the insured. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner's estate upon the Policy Owner's death. The Policy would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Internal Revenue Code may impose a "generation-skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping and other taxes.

The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the Federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation-skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the Federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2006, the maximum estate tax rate is 46% and the maximum rate for 2007-2009 is 45%. The estate tax exemption is $2,000,000 for 2006-2008 and $3,500,000 in 2009.

The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

FOREIGN TAX CREDITS. To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain Investment Funds to foreign jurisdictions.

ALTERNATIVE MINIMUM TAX. There may also be an indirect tax on the income in the Policy or the proceeds of the Policy under the Federal corporate alternative minimum tax if the Owner is subject to that tax.

POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

THE COMPANY'S INCOME TAXES. Under current Federal income tax law we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for company Federal income taxes. (We do deduct a charge for Federal taxes from premiums.) We reserve the right to charge the Separate Account for any future Federal income taxes we may incur. Under current laws we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

REPORTS TO OWNERS

Each year a report will be sent to you which shows the current Policy values, premiums paid and deductions made since the last report, and any outstanding loans.

LEGAL PROCEEDINGS

In the ordinary course of business, MetLife Investors, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife Investors does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife Investors to meet its obligations under the Policies.

EXPERTS

The financial statements of the subaccounts comprising MetLife Investors Variable Life Account Five as of December 31, 2005, and for each of the periods in the three years then ended included in this Registration Statement have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is 100 South 4th Street, St. Louis, Missouri 63102.

The consolidated financial statements of MetLife Investors Insurance Company included in this Registration Statement have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the change in method of accounting for certain non-traditional long duration contracts and separate accounts as required by new accounting guidance which became effective on January 1, 2004), and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is 201 E. Kennedy Boulevard, Tampa, Florida 33602.

The consolidated financial statements of General American Life Insurance Company included in this Registration Statement have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the change in method of accounting for certain non-traditional long duration contracts and separate accounts, and for embedded derivatives in certain insurance products as required by new accounting guidance which became effective on January 1, 2004 and October 1, 2003, respectively) and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal address of Deloitte & Touche LLP is 201 E. Kennedy Boulevard, Tampa, Florida 33602.

FINANCIAL STATEMENTS

Financial Statements of the Separate Account, the Company and General American Life are provided below.

APPENDIX A
PARTICIPATING INVESTMENT FUNDS

Below are the investment objectives and strategies of each Investment Fund available under the Policy. The Investment Fund prospectuses contain more complete information including a description of the investment objectives, policies, restrictions and risks. THERE CAN BE NO ASSURANCE THAT THE INVESTMENT OBJECTIVES WILL BE ACHIEVED.

AIM VARIABLE INSURANCE FUNDS
(SERIES 1):

AIM Variable Insurance Funds is a mutual fund with multiple portfolios. A I M Advisors, Inc. is the investment adviser to each portfolio. The following Series I portfolio is available under the Policy:

AIM V.I. INTERNATIONAL GROWTH FUND

INVESTMENT OBJECTIVE: The Fund's investment objective is to provide long-term growth of capital.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CLASS 1):

Franklin Templeton Variable Insurance Products Trust currently consists of 22 separate series. Templeton Investment Counsel, LLC is the investment adviser for the Templeton Foreign Securities Fund, and Templeton Asset Management Ltd. is the investment adviser for the Templeton Developing Markets Securities Fund. The following Class 1 portfolios are available under the Policy:

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

INVESTMENT OBJECTIVE: The Fund's investment goal is long-term capital appreciation.

TEMPLETON FOREIGN SECURITIES FUND

INVESTMENT OBJECTIVE: The Fund's investment goal is long-term capital growth.

MET INVESTORS SERIES TRUST (CLASS A):

Met Investors Series Trust is managed by Met Investors Advisory LLC, which is an affiliate of MetLife Investors. Met Investors Advisory LLC has engaged subadvisers to provide investment advice for the individual portfolios. Met Investors Series Trust is a mutual fund with multiple portfolios. The following Class A portfolios are available under the Policy:

LEGG MASON AGGRESSIVE GROWTH PORTFOLIO

SUBADVISER: ClearBridge Advisors, LLC (formerly CAM North America, LLC)*

INVESTMENT OBJECTIVE: Seeks long-term growth of capital.

LORD ABBETT BOND DEBENTURE PORTFOLIO

SUBADVISER: Lord, Abbett & Co. LLC

INVESTMENT OBJECTIVE: The Lord Abbett Bond Debenture Portfolio seeks to provide high current income and the opportunity for capital appreciation to produce a high total return.

LORD ABBETT GROWTH AND INCOME PORTFOLIO

SUBADVISER: Lord, Abbett & Co. LLC

INVESTMENT OBJECTIVE: The Lord Abbett Growth and Income Portfolio seeks to achieve long-term growth of capital and income without excessive fluctuation in market value.

LORD ABBETT MID-CAP VALUE PORTFOLIO

SUBADVISER: Lord, Abbett & Co. LLC

INVESTMENT OBJECTIVE: The Lord Abbett Mid-Cap Value Portfolio seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

MET/AIM SMALL CAP GROWTH PORTFOLIO

SUBADVISER: AIM Capital Management, Inc.

INVESTMENT OBJECTIVE: Seeks long-term growth of capital.

MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

SUBADVISER: Putnam Investment Management, LLC

INVESTMENT OBJECTIVE: The Met/Putnam Capital Opportunities Portfolio seeks to provide a high total return from a portfolio of equity securities of small and mid-sized companies.

MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

SUBADVISER: Massachusetts Financial Services Company

INVESTMENT OBJECTIVE: The MFS(R) Research International Portfolio seeks capital appreciation.

NEUBERGER BERMAN REAL ESTATE PORTFOLIO

SUBADVISER: Neuberger Berman Management Inc.

INVESTMENT OBJECTIVE: To provide total return through investment in real estate securities, emphasizing both capital appreciation and current income.

OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

SUBADVISER: OppenheimerFunds, Inc.

INVESTMENT OBJECTIVE: Seeks capital appreciation.

PIMCO TOTAL RETURN PORTFOLIO

SUBADVISER: Pacific Investment Management Company LLC

INVESTMENT OBJECTIVE: The portfolio seeks maximum total return consistent with the preservation of capital and prudent investment management.

VAN KAMPEN MID-CAP GROWTH PORTFOLIO

SUBADVISER: Morgan Stanley Investment Management, Inc. dba Van Kampen Asset Management**

INVESTMENT OBJECTIVE: The portfolio seeks capital appreciation.

METROPOLITAN SERIES FUND, INC. (CLASS A):

Metropolitan Series Fund, Inc. is a mutual fund with multiple portfolios. MetLife Advisers, LLC, an affiliate of MetLife Investors, is the investment adviser to the portfolios. MetLife Adviser, LLC has engaged subadvisers to provide investment advice for the individual portfolios. The following Class A portfolios are available under the Policy:

BLACKROCK BOND INCOME PORTFOLIO

SUBADVISER: BlackRock Advisors, Inc.

INVESTMENT OBJECTIVE: Seeks competitive total return primarily from investing in fixed-income securities.

BLACKROCK MONEY MARKET PORTFOLIO

SUBADVISER: BlackRock Advisors, Inc.

INVESTMENT OBJECTIVE: Seeks high level of current income consistent with preservation of capital.

T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

SUBADVISER: T. Rowe Price Associates, Inc.

INVESTMENT OBJECTIVE: Seeks long term growth of capital and, secondarily, dividend income.

T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

SUBADVISER: T. Rowe Price Associates, Inc.

INVESTMENT OBJECTIVE: Seeks long-term capital growth.

WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES PORTFOLIO

SUBADVISER: Western Asset Management Company

INVESTMENT OBJECTIVE: Seeks to maximize total return consistent with preservation of capital.

PUTNAM VARIABLE TRUST (CLASS IA):

Putnam Variable Trust is a mutual fund with multiple portfolios. Putnam Investment Management, LLC is the investment adviser to each portfolio. The following portfolios are available under the Policy:

PUTNAM VT GROWTH AND INCOME FUND

INVESTMENT OBJECTIVE: The Fund seeks capital growth and current income.

PUTNAM VT VISTA FUND

INVESTMENT OBJECTIVE: The Fund seeks capital appreciation.

* Prior to October 1, 2006, Janus Capital Management LLC was the subadviser to this portfolio.

** Prior to October 1, 2006, Lord, Abbett & Co. LLC was the subadviser to this portfolio.

DISCONTINUED INVESTMENT PORTFOLIOS. The following investment options are no longer available for allocations of new purchase payments or transfers of account value (excluding rebalancing and dollar cost averaging programs in existence at the time of closing): (a) DWS Variable Series II: DWS Government & Agency Securities VIP, DWS Small Cap Growth VIP, and DWS Dreman Small Cap Value VIP (closed effective May 1, 2002); (b) AIM Variable Insurance Products: AIM V.I. Capital Appreciation Fund (Series I) (closed effective May 1, 2006).

Effective as of April 28, 2003, General American Money Market Fund was merged into the State Street Research Money Market Portfolio of Metropolitan Series Fund, Inc. and the following investment portfolios of the Met Investors Series Trust were merged: J.P. Morgan Enhanced Index Portfolio merged into the Lord Abbett Growth and Income Portfolio; J.P. Morgan International Equity Portfolio merged into the MFS(R) Research International Portfolio; and Lord Abbett Developing Growth Portfolio merged into the Lord Abbett Growth Opportunities Portfolio.

Effective as of May 1, 2004, the following investment portfolios were replaced:
(a) AIM Variable Insurance Funds: AIM V.I. Premier Equity Fund (Series I) was replaced with the Lord Abbett Growth and Income Fund (Class A) of Met Investors Series Trust ("MIST"); (b) AllianceBernstein Variable Products Series Fund,
Inc.: AllianceBernstein Premier Growth Portfolio (Class A) was replaced with the Janus Aggressive Growth Portfolio (Class A) of MIST; (c) Franklin Templeton Variable Insurance Products Trust (Class 1): Franklin Small Cap Fund was replaced with the T. Rowe Price Small Cap Growth Portfolio (Class A) of Metropolitan Series Fund, Inc. ("MSF"); and Mutual Shares Securities Fund was replaced with the Lord Abbett Growth and Income Portfolio (Class A) of MIST;
(d) Goldman Sachs Variable Insurance Trust ("GSVIT"): GSVIT Growth and Income Fund (closed effective March 1, 2002) was replaced with the Lord Abbett Growth and Income Fund (Class A) of MIST; and GSVIT International Equity Fund (closed effective March 1, 2002) was replaced with the MFS(R) Research International Portfolio (Class A) of MIST; (e) Liberty Variable Investments: the Newport Tiger Fund, Variable Series (Class A) (closed effective May 1, 2002) was replaced with the MFS(R) Research International Portfolio (Class A) of MIST;
(f) MFS(R) Variable Insurance Trust (Initial Class): MFS(R) Research Series (closed effective May 1, 2003) was replaced with the Oppenheimer Capital Appreciation Portfolio (Class A) of MIST; MFS(R) Emerging Growth Series was replaced with the T. Rowe Price Large Cap Growth Portfolio (Class A) of MSF; and the MFS(R) Strategic Income Series was replaced with the Salomon Brothers Strategic Bond Opportunities Portfolio (Class A) of MSF; (g) Oppenheimer Variable Account Funds (Initial Class): Oppenheimer Strategic Bond Fund/VA was replaced with the PIMCO Total Return Portfolio (Class A) of MIST; Oppenheimer Main Street Fund/VA was replaced with the Lord Abbett Growth and Income Portfolio (Class A) of MIST; Oppenheimer High Income Fund/VA was replaced with the Lord Abbett Bond Debenture Portfolio (Class A) of MIST; Oppenheimer Bond Fund/VA was replaced with the State Street Research Bond Income Portfolio (Class A) of MSF; and (h) Putnam Variable Trust (Class IA): Putnam VT New Value Fund (closed effective May 1, 2003) was replaced with the Lord Abbett Growth and Income Fund (Class A) of MIST; and the Putnam VT International New Opportunities Fund (closed effective May 1, 2003) was replaced with the MFS(R) Research International Portfolio (Class A) of MIST.

Effective as of November 22, 2004, the J.P. Morgan Quality Bond Portfolio (Class A) of the Met Investors Series Trust was merged into the PIMCO Total Return Portfolio (Class A) of the Met Investors Series Trust and the J.P. Morgan Select Equity Portfolio (Class A) of the Met Investors Series Trust was closed.

Effective as of May 1, 2005, the following investment portfolios were replaced:
(a) AllianceBernstein Variable Products Series Fund, Inc.: the AllianceBernstein Real Estate Investment Portfolio (Class A) was replaced with the Neuberger Berman Real Estate Portfolio (Class A) of the Met Investors Series Trust; (b) MFS(R) Variable Insurance Trust: the MFS(R) High Income Series (Initial Class) was replaced with the Lord Abbett Bond Debenture Portfolio (Class A) of the Met Investors Series Trust, the MFS(R) Investors Trust Series (Initial Class) was replaced with the Oppenheimer Capital Appreciation Portfolio (Class A) of the Met Investors Series Trust and the MFS New Discovery Series (Initial Class) was replaced with the Met/AIM Small Cap Growth Portfolio of the Met Investors Series Trust; (c) Putnam Variable Trust: the Putnam VT International Equity Fund (Class IA) was replaced with the MFS Research International Portfolio (Class A) of the Met Investors Series Trust;
(d) Oppenheimer Variable Account Funds: the Oppenheimer Capital Appreciation Fund/VA (Class A) (closed May 1, 2004) was replaced with the Oppenheimer Capital Appreciation Portfolio (Class A) of the Met Investors Series Trust.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of MetLife Investors Insurance Company of California and
Contract Owners of MetLife Investors Variable Life Account Five:

We have audited the accompanying statement of assets and liabilities of each of the sub-accounts (as disclosed in Note 1 to the financial statements) comprising MetLife Investors Variable Life Account Five (the Separate Account) of MetLife Investors Insurance Company of California as of December 31, 2005, the related statements of operations and changes in net assets for each of the periods in the three-year period then ended, and the financial highlights for each of the periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the sub-accounts' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the sub-accounts of MetLife Investors Variable Life Account Five of MetLife Investors Insurance Company of California as of December 31, 2005, the results of their operations and changes in their net assets for each of the periods in the three-year period then ended, and their financial highlights for each of the periods in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

St. Louis, Missouri
March 31, 2006
(November 3, 2006 as to Note 7)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Assets and Liabilities
December 31, 2005

                                                                                    Met Investors
                                     -------------------------------------------------------------------------------
                                     Lord Abbett  Lord Abbett   Lord Abbett  Lord Abbett   Met/Putnam   Oppenheimer
                                     Growth and      Bond         Growth       Mid-Cap       Capital      Capital
                                       Income      Debenture   Opportunities    Value     Opportunities Appreciation
                                      Portfolio    Portfolio     Portfolio    Portfolio     Portfolio    Portfolio
                                     ------------ ------------ ------------- ------------ ------------- ------------
ASSETS:
Investments at Value:
Met Investors Series Trust (Met
 Investors):
Met Investors Lord Abbett Growth and
 Income Portfolio                    $  1,754,555 $          - $          -  $          - $          -  $          -
   63,594 shares; cost $1,478,465
Met Investors Lord Abbett Bond
 Debenture Portfolio                            -      495,271            -             -            -             -
   40,332 shares; cost $479,469
Met Investors Lord Abbett Growth
 Opportunities Portfolio                        -            -        1,703             -            -             -
   167 shares; cost $1,618
Met Investors Lord Abbett Mid-Cap
 Value Portfolio                                -            -            -       213,530            -             -
   9,503 shares; cost $144,917
Met Investors Met/Putnam Capital
 Opportunities Portfolio                        -            -            -             -      139,420             -
   8,989 shares; cost $114,377
Met Investors Oppenheimer Capital
 Appreciation Portfolio                         -            -            -             -            -       346,920
   39,922 shares; cost $334,056
Met Investors PIMCO Inflation
 Protected Bond Portfolio                       -            -            -             -            -             -
   27,520 shares; cost $296,692
Met Investors Janus Aggressive
 Growth Portfolio                               -            -            -             -            -             -
   32,140 shares; cost $206,161
                                     ------------ ------------ ------------  ------------ ------------  ------------
Total Investments                       1,754,555      495,271        1,703       213,530      139,420       346,920
Cash and Accounts Receivable                    -            -            -             -            -             -
Due from MetLife Investors Insurance
 Company                                        -            -            -             3            -             -
                                     ------------ ------------ ------------  ------------ ------------  ------------
Total Assets                            1,754,555      495,271        1,703       213,533      139,420       346,920
LIABILITIES:
Due to MetLife Investors Insurance
 Company                                        3            -            -             -            -             -
                                     ------------ ------------ ------------  ------------ ------------  ------------
NET ASSETS                           $  1,754,552 $    495,271 $      1,703  $    213,533 $    139,420  $    346,920
                                     ============ ============ ============  ============ ============  ============
Outstanding Units                         113,690       35,636          110         8,256        9,986        30,865
Single Premium Variable Life Unit
 Values                              $      16.94 $      14.60 $      15.43  $      25.86 $      13.96
Flexible Premium Variable Life Unit
 Values                              $      13.12 $      13.23 $       8.81  $      21.71 $      10.88  $      11.24

                                     ----------------------------
                                         PIMCO         Janus
                                       Inflation     Aggressive
                                     Protected Bond    Growth
                                       Portfolio     Portfolio
                                     -------------- ------------
ASSETS:
Investments at Value:
Met Investors Series Trust (Met
 Investors):
Met Investors Lord Abbett Growth and
 Income Portfolio                     $          -  $          -
   63,594 shares; cost $1,478,465
Met Investors Lord Abbett Bond
 Debenture Portfolio                             -             -
   40,332 shares; cost $479,469
Met Investors Lord Abbett Growth
 Opportunities Portfolio                         -             -
   167 shares; cost $1,618
Met Investors Lord Abbett Mid-Cap
 Value Portfolio                                 -             -
   9,503 shares; cost $144,917
Met Investors Met/Putnam Capital
 Opportunities Portfolio                         -             -
   8,989 shares; cost $114,377
Met Investors Oppenheimer Capital
 Appreciation Portfolio                          -             -
   39,922 shares; cost $334,056
Met Investors PIMCO Inflation
 Protected Bond Portfolio                  296,667             -
   27,520 shares; cost $296,692
Met Investors Janus Aggressive
 Growth Portfolio                                -       279,616
   32,140 shares; cost $206,161
                                      ------------  ------------
Total Investments                          296,667       279,616
Cash and Accounts Receivable                     -             -
Due from MetLife Investors Insurance
 Company                                         -             -
                                      ------------  ------------
Total Assets                               296,667       279,616
LIABILITIES:
Due to MetLife Investors Insurance
 Company                                         2             -
                                      ------------  ------------
NET ASSETS                            $    296,665  $    279,616
                                      ============  ============
Outstanding Units                           25,707        23,868
Single Premium Variable Life Unit
 Values
Flexible Premium Variable Life Unit
 Values                               $      11.54  $      11.72

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Assets and Liabilities
December 31, 2005

                                                                                    Met Investors
                                      -------------------------------------------------------------------------------
                                         PIMCO         RCM      T. Rowe Price      MFS          AIM
                                      Total Return    Global       Mid-Cap      Research     Small-Cap     Lazard
                                          Bond      Technology     Growth     International   Growth       Mid-Cap
                                       Portfolio    Portfolio     Portfolio     Portfolio    Portfolio   Portfolio B
                                      ------------ ------------ ------------- ------------- ------------ ------------
ASSETS:
Investments at Value:
Met Investors Series Trust (Met
 Investors), continued:
Met Investors PIMCO Total Return Bond
 Portfolio                            $    645,532 $          - $          -  $          -  $          - $          -
   55,649 shares; cost $645,394
Met Investors RCM Global Technology
 Portfolio                                       -       90,564            -             -             -            -
   17,723 shares; cost $76,622
Met Investors T. Rowe Price Mid-Cap
 Growth Portfolio                                -            -      403,538             -             -            -
   47,531 shares; cost $330,968
Met Investors MFS Research
 International Portfolio                         -            -            -       321,600             -            -
   24,738 shares; cost $254,745
Met Investors AIM Small-Cap Growth
 Portfolio                                       -            -            -             -       312,296            -
   22,862 shares; cost $250,058
Met Investors Lazard Mid-Cap
 Portfolio B                                     -            -            -             -             -      457,710
   33,532 shares; cost $395,045
Met Investors Harris Oakmark
 International Portfolio                         -            -            -             -             -            -
   40,504 shares; cost $604,268
Met Investors Third Avenue Small-Cap
 Value Portfolio                                 -            -            -             -             -            -
   27,283 shares; cost $351,899
                                      ------------ ------------ ------------  ------------  ------------ ------------
Total Investments                          645,532       90,564      403,538       321,600       312,296      457,710
Cash and Accounts Receivable                     -            -            -             -             -            -
Due from MetLife Investors Insurance
 Company                                         -            -            -             -             1            -
                                      ------------ ------------ ------------  ------------  ------------ ------------
Total Assets                               645,532       90,564      403,538       321,600       312,297      457,710
LIABILITIES:
Due to MetLife Investors Insurance
 Company                                         -            -            -             -             -            -
                                      ------------ ------------ ------------  ------------  ------------ ------------
NET ASSETS                            $    645,532 $     90,564 $    403,538  $    321,600  $    312,297 $    457,710
                                      ============ ============ ============  ============  ============ ============
Outstanding Units                           53,925       11,180       35,921        18,566        26,341       33,218
Single Premium Variable Life Unit
 Values                               $      13.21                            $      18.74
Flexible Premium Variable Life Unit
 Values                               $      11.97 $       8.10 $      11.23  $      16.70  $      11.86 $      13.78

                                      ---------------------------
                                         Harris     Third Avenue
                                         Oakmark     Small-Cap
                                      International    Value
                                        Portfolio    Portfolio
                                      ------------- ------------
ASSETS:
Investments at Value:
Met Investors Series Trust (Met
 Investors), continued:
Met Investors PIMCO Total Return Bond
 Portfolio                            $          -  $          -
   55,649 shares; cost $645,394
Met Investors RCM Global Technology
 Portfolio                                       -             -
   17,723 shares; cost $76,622
Met Investors T. Rowe Price Mid-Cap
 Growth Portfolio                                -             -
   47,531 shares; cost $330,968
Met Investors MFS Research
 International Portfolio                         -             -
   24,738 shares; cost $254,745
Met Investors AIM Small-Cap Growth
 Portfolio                                       -             -
   22,862 shares; cost $250,058
Met Investors Lazard Mid-Cap
 Portfolio B                                     -             -
   33,532 shares; cost $395,045
Met Investors Harris Oakmark
 International Portfolio                   657,383             -
   40,504 shares; cost $604,268
Met Investors Third Avenue Small-Cap
 Value Portfolio                                 -       453,179
   27,283 shares; cost $351,899
                                      ------------  ------------
Total Investments                          657,383       453,179
Cash and Accounts Receivable                     -             -
Due from MetLife Investors Insurance
 Company                                         -             -
                                      ------------  ------------
Total Assets                               657,383       453,179
LIABILITIES:
Due to MetLife Investors Insurance
 Company                                         -             -
                                      ------------  ------------
NET ASSETS                            $    657,383  $    453,179
                                      ============  ============
Outstanding Units                           41,949        22,077
Single Premium Variable Life Unit
 Values
Flexible Premium Variable Life Unit
 Values                               $      15.67  $      20.53

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Assets and Liabilities
December 31, 2005

                                                                                      Met Investors
                                         --------------------------------------------------------------------------------
                                          Neuberger     Turner     Goldman Sachs     MetLife      MetLife      MetLife
                                           Berman       Mid-Cap       Mid-Cap       Defensive     Moderate     Balanced
                                         Real Estate    Growth         Value         Strategy     Strategy     Strategy
                                          Portfolio    Portfolio     Portfolio     Fund of Fund Fund of Fund Fund of Fund
                                         ------------ ------------ -------------   ------------ ------------ ------------
ASSETS:
Investments at Value:
Met Investors Series Trust (Met
 Investors), continued:
Met Investors Neuberger Berman Real
 Estate Portfolio                        $     19,061 $          - $          -    $          - $          - $          -
   1,347 shares; cost $16,294
Met Investors Turner Mid-Cap Growth
 Portfolio                                          -        1,743            -               -            -            -
   144 shares; cost $1,604
Met Investors Goldman Sachs Mid-Cap
 Value Portfolio                                    -            -      143,186               -            -            -
   11,418 shares; cost $152,989
Met Investors MetLife Defensive Strategy
 Portfolio                                          -            -            -               -            -            -
   0 shares; cost $0
Met Investors MetLife Moderate Strategy
 Portfolio                                          -            -            -               -            -            -
   0 shares; cost $0
Met Investors MetLife Balanced Strategy
 Portfolio                                          -            -            -               -            -       46,537
   4,261 shares; cost $45,383
Met Investors MetLife Growth Strategy
 Portfolio                                          -            -            -               -            -            -
   26,560 shares; cost $290,443
Met Investors MetLife Aggressive
 Strategy Portfolio                                 -            -            -               -            -            -
   0 shares; cost $0
                                         ------------ ------------ ------------    ------------ ------------ ------------
Total Investments                              19,061        1,743      143,186               -            -       46,537
Cash and Accounts Receivable                        -            -            -               -            -            -
Due from MetLife Investors Insurance
 Company                                            -            5            -               -            -            -
                                         ------------ ------------ ------------    ------------ ------------ ------------
Total Assets                                   19,061        1,748      143,186               -            -       46,537
LIABILITIES:
Due to MetLife Investors Insurance
 Company                                            1            -            1               -            -            -
                                         ------------ ------------ ------------    ------------ ------------ ------------
NET ASSETS                               $     19,060 $      1,748 $    143,185    $          - $          - $     46,537
                                         ============ ============ ============    ============ ============ ============
Outstanding Units                               1,305          141       10,593               -            -          419
Single Premium Variable Life Unit
 Values                                               $      12.53 $      13.64
Flexible Premium Variable Life Unit
 Values                                  $      14.61 $      12.42 $      13.52    $     105.45 $     108.07 $     111.15

                                         ------------------------
                                           MetLife      MetLife
                                            Growth     Aggressive
                                           Strategy     Strategy
                                         Fund of Fund Fund of Fund
                                         ------------ ------------
ASSETS:
Investments at Value:
Met Investors Series Trust (Met
 Investors), continued:
Met Investors Neuberger Berman Real
 Estate Portfolio                        $          - $          -
   1,347 shares; cost $16,294
Met Investors Turner Mid-Cap Growth
 Portfolio                                          -            -
   144 shares; cost $1,604
Met Investors Goldman Sachs Mid-Cap
 Value Portfolio                                    -            -
   11,418 shares; cost $152,989
Met Investors MetLife Defensive Strategy
 Portfolio                                          -            -
   0 shares; cost $0
Met Investors MetLife Moderate Strategy
 Portfolio                                          -            -
   0 shares; cost $0
Met Investors MetLife Balanced Strategy
 Portfolio                                          -            -
   4,261 shares; cost $45,383
Met Investors MetLife Growth Strategy
 Portfolio                                    302,528            -
   26,560 shares; cost $290,443
Met Investors MetLife Aggressive
 Strategy Portfolio                                 -            -
   0 shares; cost $0
                                         ------------ ------------
Total Investments                             302,528            -
Cash and Accounts Receivable                        -            -
Due from MetLife Investors Insurance
 Company                                            -            -
                                         ------------ ------------
Total Assets                                  302,528            -
LIABILITIES:
Due to MetLife Investors Insurance
 Company                                            4            -
                                         ------------ ------------
NET ASSETS                               $    302,524 $          -
                                         ============ ============
Outstanding Units                               2,621            -
Single Premium Variable Life Unit
 Values
Flexible Premium Variable Life Unit
 Values                                  $     115.42 $     117.80

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Assets and Liabilities
December 31, 2005

                                          Met Investors                             Russell
                                          ------------- ----------------------------------------------------------------
                                           Van Kampen   Multi-Style   Aggressive                   Core     Real Estate
                                            Comstock      Equity        Equity      Non-U.S.       Bond     Securities
                                            Portfolio      Fund          Fund         Fund         Fund        Fund
                                          ------------- ------------ ------------ ------------ ------------ ------------
ASSETS:
Investments at Value:
Met Investors Series Trust (Met
 Investors), continued:
Met Investors Van Kampen Comstock
 Portfolio                                $      6,186  $          - $          - $          - $          - $          -
   595 shares; cost $6,071
Russell Investment Funds (Russell):
Russell Multi-Style Equity Fund                      -             -            -            -            -            -
   0 shares; cost $0
Russell Aggressive Equity Fund                       -             -            -            -            -            -
   0 shares; cost $0
Russell Non-U.S. Fund                                -             -            -            -            -            -
   0 shares; cost $0
Russell Core Bond Fund                               -             -            -            -            -            -
   0 shares; cost $0
Russell Real Estate Securities Fund                  -             -            -            -            -            -
   0 shares; cost $0
AIM Variable Insurance Funds, Inc.
 (AIM):
AIM Capital Appreciation Fund                        -             -            -            -            -            -
   931 shares; cost $28,261
AIM International Growth Fund                        -             -            -            -            -            -
   0 shares; cost $0
                                          ------------  ------------ ------------ ------------ ------------ ------------
Total Investments                                6,186             -            -            -            -            -
Cash and Accounts Receivable                         -             -            -            -            -            -
Due from MetLife Investors Insurance
 Company                                             -             -            -            -            -            -
                                          ------------  ------------ ------------ ------------ ------------ ------------
Total Assets                                     6,186             -            -            -            -            -
LIABILITIES:
Due to MetLife Investors Insurance
 Company                                             -             -            -            -            -            -
                                          ------------  ------------ ------------ ------------ ------------ ------------
NET ASSETS                                $      6,186  $          - $          - $          - $          - $          -
                                          ============  ============ ============ ============ ============ ============
Outstanding Units                                   59             -            -            -            -            -
Single Premium Variable Life Unit Values
Flexible Premium Variable Life Unit
 Values                                   $     105.54  $       8.76 $      12.99 $      10.80 $      13.89 $      26.54

                                                     AIM
                                          --------------------------
                                            Capital    International
                                          Appreciation    Growth
                                              Fund         Fund
                                          ------------ -------------
ASSETS:
Investments at Value:
Met Investors Series Trust (Met
 Investors), continued:
Met Investors Van Kampen Comstock
 Portfolio                                $          - $          -
   595 shares; cost $6,071
Russell Investment Funds (Russell):
Russell Multi-Style Equity Fund                      -            -
   0 shares; cost $0
Russell Aggressive Equity Fund                       -            -
   0 shares; cost $0
Russell Non-U.S. Fund                                -            -
   0 shares; cost $0
Russell Core Bond Fund                               -            -
   0 shares; cost $0
Russell Real Estate Securities Fund                  -            -
   0 shares; cost $0
AIM Variable Insurance Funds, Inc.
 (AIM):
AIM Capital Appreciation Fund                   22,981            -
   931 shares; cost $28,261
AIM International Growth Fund                        -            -
   0 shares; cost $0
                                          ------------ ------------
Total Investments                               22,981            -
Cash and Accounts Receivable                         -            -
Due from MetLife Investors Insurance
 Company                                             -            -
                                          ------------ ------------
Total Assets                                    22,981            -
LIABILITIES:
Due to MetLife Investors Insurance
 Company                                             1            -
                                          ------------ ------------
NET ASSETS                                $     22,980 $          -
                                          ============ ============
Outstanding Units                                2,123            -
Single Premium Variable Life Unit Values  $      10.82 $       9.75
Flexible Premium Variable Life Unit
 Values                                   $       7.10 $       9.45

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Assets and Liabilities
December 31, 2005

                                                 Scudder II                                               MetLife
                                          ------------------------- -------------------------------------------------------
                                                                                       Harris                    Capital
                                           Small-Cap    Government                     Oakmark     Jennison     Guardian
                                            Growth      Securities   Davis Venture  Focused Value   Growth     U.S. Equity
                                           Portfolio    Portfolio   Value Portfolio   Portfolio    Portfolio    Portfolio
                                          ------------ ------------ --------------- ------------- ------------ ------------
ASSETS:
Investments at Value:
Scudder Variable Series II (Scudder II),
 continued:
Scudder II Small-Cap Growth Portfolio     $          - $          -  $          -   $          -  $          - $          -
   0 shares; cost $0
Scudder II Government Securities
 Portfolio                                           -            -             -              -             -            -
   0 shares; cost $0
Metropolitan Series Fund, Inc. (MetLife):
MetLife Davis Venture Value Portfolio                -            -       915,469              -             -            -
   29,617 shares; cost $788,338
MetLife Harris Oakmark Focused Value
 Portfolio                                           -            -             -        573,226             -            -
   2,162 shares; cost $529,605
MetLife Jennison Growth Portfolio                    -            -             -              -       236,208            -
   19,080 shares; cost $193,041
MetLife Capital Guardian U.S. Equity
 Portfolio                                           -            -             -              -             -      135,668
   11,003 shares; cost $123,344
MetLife BlackRock Money Market
 Portfolio                                           -            -             -              -             -            -
   19,227 shares; cost $1,922,677
MetLife Stock Index Portfolio                        -            -             -              -             -            -
   14,474 shares; cost $414,544
                                          ------------ ------------  ------------   ------------  ------------ ------------
Total Investments                                    -            -       915,469        573,226       236,208      135,668
Cash and Accounts Receivable                         -            -             -              -             -            -
Due from MetLife Investors Insurance
 Company                                             -            -             1              -             2            -
                                          ------------ ------------  ------------   ------------  ------------ ------------
Total Assets                                         -            -       915,470        573,226       236,210      135,668
LIABILITIES:
Due to MetLife Investors Insurance
 Company                                             -            -             -              4             -            -
                                          ------------ ------------  ------------   ------------  ------------ ------------
NET ASSETS                                $          - $          -  $    915,470   $    573,222  $    236,210 $    135,668
                                          ============ ============  ============   ============  ============ ============
Outstanding Units                                    -            -        66,364         40,455        15,304        1,079
Single Premium Variable Life Unit
 Values                                                                                                        $     125.78
Flexible Premium Variable Life Unit
 Values                                   $       6.14 $      13.35  $      13.79   $      14.17  $      15.43 $     123.26

                                          -----------------------------

                                           BlackRock
                                          Money Market  MetLife Stock
                                           Portfolio   Index Portfolio
                                          ------------ ---------------
ASSETS:
Investments at Value:
Scudder Variable Series II (Scudder II),
 continued:
Scudder II Small-Cap Growth Portfolio     $          -  $          -
   0 shares; cost $0
Scudder II Government Securities
 Portfolio                                           -             -
   0 shares; cost $0
Metropolitan Series Fund, Inc. (MetLife):
MetLife Davis Venture Value Portfolio                -             -
   29,617 shares; cost $788,338
MetLife Harris Oakmark Focused Value
 Portfolio                                           -             -
   2,162 shares; cost $529,605
MetLife Jennison Growth Portfolio                    -             -
   19,080 shares; cost $193,041
MetLife Capital Guardian U.S. Equity
 Portfolio                                           -             -
   11,003 shares; cost $123,344
MetLife BlackRock Money Market
 Portfolio                                   1,922,677             -
   19,227 shares; cost $1,922,677
MetLife Stock Index Portfolio                        -       480,524
   14,474 shares; cost $414,544
                                          ------------  ------------
Total Investments                            1,922,677       480,524
Cash and Accounts Receivable                         -             -
Due from MetLife Investors Insurance
 Company                                             5             -
                                          ------------  ------------
Total Assets                                 1,922,682       480,524
LIABILITIES:
Due to MetLife Investors Insurance
 Company                                             -             1
                                          ------------  ------------
NET ASSETS                                $  1,922,682  $    480,523
                                          ============  ============
Outstanding Units                              167,631        41,696
Single Premium Variable Life Unit
 Values                                   $      10.44
Flexible Premium Variable Life Unit
 Values                                   $      11.47  $      11.52

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Assets and Liabilities
December 31, 2005

                                                                     MetLife
                                    --------------------------------------------------------------------------
                                                 Salomon Brothers                  T. Rowe Price T. Rowe Price
                                     BlackRock    Strategic Bond  Salomon Brothers   Small-Cap     Large-Cap
                                    Bond Income   Opportunities   U.S. Government     Growth        Growth
                                     Portfolio      Portfolio        Portfolio       Portfolio     Portfolio
                                    ------------ ---------------- ---------------- ------------- -------------
ASSETS:
Investments at Value:
Metropolitan Series Fund, Inc.
 (MetLife), continued:
MetLife BlackRock Bond Income
 Portfolio                          $          -   $          -     $          -   $          -  $          -
   0 shares; cost $0
MetLife Salomon Brothers Strategic
 Bond Opportunities Portfolio                  -              -                -              -             -
   0 shares; cost $0
MetLife Salomon Brothers U.S.
 Government Portfolio                          -              -            2,204              -             -
   181 shares; cost $2,201
MetLife T. Rowe Price Small-Cap
 Growth Portfolio                              -              -                -          4,108             -
   272 shares; cost $3,402
MetLife T. Rowe Price Large-Cap
 Growth Portfolio                              -              -                -              -             -
   0 shares; cost $0
Putnam Variable Trust (Putnam):
Putnam Growth and Income Fund                  -              -                -              -             -
   0 shares; cost $0
Putnam Vista Fund                              -              -                -              -             -
   0 shares; cost $0
Franklin Templeton Variable
 Insurance Products:
Templeton Growth Securities Fund               -              -                -              -             -
   3,028 shares; cost $42,773
                                    ------------   ------------     ------------   ------------  ------------
Total Investments                              -              -            2,204          4,108             -
Cash and Accounts Receivable                   -              -                -              -             -
Due from MetLife Investors
 Insurance Company                             -              -                5              -             -
                                    ------------   ------------     ------------   ------------  ------------
Total Assets                                   -              -            2,209          4,108             -
LIABILITIES:
Due to MetLife Investors Insurance
 Company                                       -              -                -              -             -
                                    ------------   ------------     ------------   ------------  ------------
NET ASSETS                          $          -   $          -     $      2,209   $      4,108  $          -
                                    ============   ============     ============   ============  ============
Outstanding Units                              -              -               12            248             -
Single Premium Variable Life Unit
 Values                                                                            $      16.57  $      14.22
Flexible Premium Variable Life Unit
 Values                             $      57.72   $      22.56     $     178.21   $      15.78  $      13.67

                                             Putnam                 Templeton
                                    -------------------------    ---------------

                                     Growth and
                                       Income                        Growth
                                        Fund      Vista Fund     Securities Fund
                                    ------------ ------------    ---------------
ASSETS:
Investments at Value:
Metropolitan Series Fund, Inc.
 (MetLife), continued:
MetLife BlackRock Bond Income
 Portfolio                          $          - $          -     $          -
   0 shares; cost $0
MetLife Salomon Brothers Strategic
 Bond Opportunities Portfolio                  -            -                -
   0 shares; cost $0
MetLife Salomon Brothers U.S.
 Government Portfolio                          -            -                -
   181 shares; cost $2,201
MetLife T. Rowe Price Small-Cap
 Growth Portfolio                              -            -                -
   272 shares; cost $3,402
MetLife T. Rowe Price Large-Cap
 Growth Portfolio                              -            -                -
   0 shares; cost $0
Putnam Variable Trust (Putnam):
Putnam Growth and Income Fund                  -            -                -
   0 shares; cost $0
Putnam Vista Fund                              -            -                -
   0 shares; cost $0
Franklin Templeton Variable
 Insurance Products:
Templeton Growth Securities Fund               -            -           42,335
   3,028 shares; cost $42,773
                                    ------------ ------------     ------------
Total Investments                              -            -           42,335
Cash and Accounts Receivable                   -            -                -
Due from MetLife Investors
 Insurance Company                             -            -                -
                                    ------------ ------------     ------------
Total Assets                                   -            -           42,335
LIABILITIES:
Due to MetLife Investors Insurance
 Company                                       -            -                -
                                    ------------ ------------     ------------
NET ASSETS                          $          - $          -     $     42,335
                                    ============ ============     ============
Outstanding Units                              -            -            2,632
Single Premium Variable Life Unit
 Values                                                           $      16.08
Flexible Premium Variable Life Unit
 Values                             $      12.09 $       6.74

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Assets and Liabilities
December 31, 2005

                                                      Templeton
                                             ----------------------------
                                               Foreign      Developing
                                              Securities      Markets
                                                 Fund     Securities Fund
                                             ------------ ---------------
       ASSETS:
       Investments at Value:
       Franklin Templeton Variable Insurance
        Products, continued:
       Templeton Foreign Securities Fund     $          -  $          -
          0 shares; cost $0
       Templeton Developing Markets
        Securities Fund                                 -             -
          0 shares; cost $0
                                             ------------  ------------
       Total Investments                                -             -
       Cash and Accounts Receivable                     -             -
       Due from MetLife Investors Insurance
        Company                                         -             -
                                             ------------  ------------
       Total Assets                                     -             -
       LIABILITIES:
       Due to MetLife Investors Insurance
        Company                                         -             -
                                             ------------  ------------
       NET ASSETS                            $          -  $          -
                                             ============  ============
       Outstanding Units                                -             -
       Single Premium Variable Life Unit
        Values                               $      12.67
       Flexible Premium Variable Life Unit
        Values                               $      11.96  $      17.71

See Accompanying Notes to Financial Statements

                                                                    (Concluded)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the years ended December 31, 2005, 2004 and 2003

                                                                   Met Investors
                            -------------------------------------------------------------------------------------------
                                    Lord Abbett Growth and Income                   Lord Abbett Bond Debenture
                                              Portfolio                                     Portfolio
                            --------------------------------------------- ---------------------------------------------
                                 2005            2004           2003           2005            2004           2003
                            --------------  -------------- -------------- --------------  -------------- --------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends                  $       53,339  $        6,679 $        7,361 $       22,284  $       14,874 $        6,575
Expenses:
 Mortality and expense
   charges                           2,676           1,192            504          1,255             941            507
                            --------------  -------------- -------------- --------------  -------------- --------------
    Net investment
     (loss) income                  50,663           5,487          6,857         21,029          13,933          6,068
                            --------------  -------------- -------------- --------------  -------------- --------------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
 Net realized gains
   (losses) from
   security transactions            12,986          14,196            877          2,558           3,540           (577)
 Change in unrealized
   appreciation
   (depreciation) of
   investments                      (1,244)        145,763        269,451        (15,815)         16,268         47,628
                            --------------  -------------- -------------- --------------  -------------- --------------
    Net realized and
     unrealized gains
     (losses) on
     investments                    11,742         159,959        270,328        (13,257)         19,808         47,051
                            --------------  -------------- -------------- --------------  -------------- --------------
    NET INCREASE
     (DECREASE) IN NET
     ASSETS RESULTING
     FROM OPERATIONS        $       62,405  $      165,446 $      277,185 $        7,772  $       33,741 $       53,119
                            ==============  ============== ============== ==============  ============== ==============

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the years ended December 31, 2005, 2004 and 2003

                                                                 Met Investors
                            ----------------------------------------------------------------------------------------
                                  Lord Abbett Developing Growth              Lord Abbett Growth Opportunities
                                            Portfolio                                   Portfolio
                            ----------------------------------------  ----------------------------------------------
                                                         2003 (e)          2005            2004          2003 (h)
                                                      --------------  --------------  --------------  --------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends                                            $            -  $          115  $            -  $            -
Expenses:
 Mortality and expense
   charges                                                         -               -               -               -
                                                      --------------  --------------  --------------  --------------
    Net investment
     (loss) income                                                 -             115               -               -
                                                      --------------  --------------  --------------  --------------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
 Net realized gains
   (losses) from
   security transactions                                        (796)              3             103              40
 Change in unrealized
   appreciation
   (depreciation) of
   investments                                                   808             (41)           (207)            333
                                                      --------------  --------------  --------------  --------------
    Net realized and
     unrealized gains
     (losses) on
     investments                                                  12             (38)           (104)            373
                                                      --------------  --------------  --------------  --------------
    NET INCREASE
     (DECREASE) IN NET
     ASSETS RESULTING
     FROM OPERATIONS                                  $           12  $           77  $         (104) $          373
                                                      ==============  ==============  ==============  ==============

(e) For the period from January 1, 2003 to April 25, 2003
(h) For the period from April 25, 2003 to December 31, 2003

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the years ended December 31, 2005, 2004 and 2003

                                                                 Met Investors
                            --------------------------------------------------------------------------------------
                                     Lord Abbett Mid-Cap Value                    JP Morgan Enhanced Index
                                             Portfolio                                   Portfolio
                            -------------------------------------------- -----------------------------------------
                                 2005           2004           2003                                    2003 (e)
                            -------------- -------------- --------------                            --------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends                  $        8,800 $        5,308 $        1,078                            $        4,231
Expenses:
 Mortality and expense
   charges                              13             15             11                                         -
                            -------------- -------------- --------------                            --------------
    Net investment
     (loss) income                   8,787          5,293          1,067                                     4,231
                            -------------- -------------- --------------                            --------------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
 Net realized gains
   (losses) from
   security transactions             2,534          6,283          2,872                                  (213,173)
 Change in unrealized
   appreciation
   (depreciation) of
   investments                       5,177         30,219         33,818                                   217,201
                            -------------- -------------- --------------                            --------------
    Net realized and
     unrealized gains
     (losses) on
     investments                     7,711         36,502         36,690                                     4,028
                            -------------- -------------- --------------                            --------------
    NET INCREASE
     (DECREASE) IN NET
     ASSETS RESULTING
     FROM OPERATIONS        $       16,498 $       41,795 $       37,757                            $        8,259
                            ============== ============== ==============                            ==============

(e) For the period from January 1, 2003 to April 25, 2003

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the years ended December 31, 2005, 2004 and 2003

                                                                 Met Investors
                            --------------------------------------------------------------------------------------
                                  JP Morgan International Equity                  JP Morgan Quality Bond
                                            Portfolio                                   Portfolio
                            -----------------------------------------  -------------------------------------------
                                                          2003 (e)                         2004 (d)         2003
                                                       --------------                   -------------- --------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends                                             $          529                   $            - $            -
Expenses:
 Mortality and expense
   charges                                                          -                                -              -
                                                       --------------                   -------------- --------------
    Net investment
     (loss) income                                                529                                -              -
                                                       --------------                   -------------- --------------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
 Net realized gains
   (losses) from
   security transactions                                      (59,752)                               -            523
 Change in unrealized
   appreciation
   (depreciation) of
   investments                                                 56,859                                -            (42)
                                                       --------------                   -------------- --------------
    Net realized and
     unrealized gains
     (losses) on
     investments                                               (2,893)                               -            481
                                                       --------------                   -------------- --------------
    NET INCREASE
     (DECREASE) IN NET
     ASSETS RESULTING
     FROM OPERATIONS                                   $       (2,364)                  $            - $          481
                                                       ==============                   ============== ==============

(d) For the period from January 1, 2004 to November 19, 2004
(e) For the period from January 1, 2003 to April 25, 2003

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the years ended December 31, 2005, 2004 and 2003

                                                                   Met Investors
                            -------------------------------------------------------------------------------------------
                                       JP Morgan Select Equity                   Met/Putnam Capital Opportunities
                                              Portfolio                                     Portfolio
                            --------------------------------------------  ---------------------------------------------
                                             2004 (d)          2003            2005           2004            2003
                                          --------------  --------------  -------------- --------------  --------------
INVESTMENT INCOME (LOSS)
 :
Income:
 Dividends                                $        2,215  $          702  $          402 $            -  $            -
Expenses:
 Mortality and expense
   charges                                             -               -               -              -               -
                                          --------------  --------------  -------------- --------------  --------------
    Net investment
     (loss) income                                 2,215             702             402              -               -
                                          --------------  --------------  -------------- --------------  --------------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
 Net realized gains
   (losses) from
   security transactions                         (30,697)         (1,410)            382            (52)           (560)
 Change in unrealized
   appreciation
   (depreciation) of
   investments                                    38,179          33,895          12,031         19,716          23,209
                                          --------------  --------------  -------------- --------------  --------------
    Net realized and
     unrealized gains
     (losses) on
     investments                                   7,482          32,485          12,413         19,664          22,649
                                          --------------  --------------  -------------- --------------  --------------
    NET INCREASE
     (DECREASE) IN NET
     ASSETS RESULTING
     FROM OPERATIONS                      $        9,697  $       33,187  $       12,815 $       19,664  $       22,649
                                          ==============  ==============  ============== ==============  ==============

(d) For the period from January 1, 2004 to November 19, 2004

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the years ended December 31, 2005, 2004 and 2003

                                                                    Met Investors
                            ---------------------------------------------------------------------------------------------
                                   Oppenheimer Capital Appreciation                PIMCO Inflation Protected Bond
                                              Portfolio                                      Portfolio
                            ---------------------------------------------  ----------------------------------------------
                                 2005            2004           2003            2005            2004          2003 (i)
                            --------------  -------------- --------------  --------------  --------------  --------------
INVESTMENT INCOME (LOSS)
  :
Income:
 Dividends                  $        3,495  $        7,290 $            -  $          479  $       10,193  $           83
Expenses:
 Mortality and expense
   charges                           1,227             649            284           1,383             518              25
                            --------------  -------------- --------------  --------------  --------------  --------------
    Net investment
     (loss) income                   2,268           6,641           (284)           (904)          9,675              58
                            --------------  -------------- --------------  --------------  --------------  --------------
NET REALIZED AND
  UNREALIZED GAINS
  (LOSSES) ON
  INVESTMENTS:
 Net realized gains
   (losses) from
   security transactions            12,752           1,254            194           1,124             134             405
 Change in unrealized
   appreciation
   (depreciation) of
   investments                      (1,512)            338         14,185           2,113          (2,198)             60
                            --------------  -------------- --------------  --------------  --------------  --------------
    Net realized and
     unrealized gains
     (losses) on
     investments                    11,240           1,592         14,379           3,237          (2,064)            465
                            --------------  -------------- --------------  --------------  --------------  --------------
    NET INCREASE
     (DECREASE) IN NET
     ASSETS RESULTING
     FROM OPERATIONS        $       13,508  $        8,233 $       14,095  $        2,333  $        7,611  $          523
                            ==============  ============== ==============  ==============  ==============  ==============

(i) For the period from May 1, 2003 to December 31, 2003

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the years ended December 31, 2005, 2004 and 2003

                                                                   Met Investors
                            -------------------------------------------------------------------------------------------
                                        Janus Aggressive Growth                         Met/Putnam Research
                                               Portfolio                                     Portfolio
                            ----------------------------------------------  -------------------------------------------
                                 2005            2004            2003                       2004 (d)          2003
                            --------------  --------------  --------------               --------------  --------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends                  $          292  $            -  $            -               $          202  $            6
Expenses:
 Mortality and expense
   charges                           1,477           1,143             688                          106             107
                            --------------  --------------  --------------               --------------  --------------
    Net investment
     (loss) income                  (1,185)         (1,143)           (688)                          96            (101)
                            --------------  --------------  --------------               --------------  --------------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
 Net realized gains
   (losses) from
   security transactions            17,193           2,272             482                        4,422              45
 Change in unrealized
   appreciation
   (depreciation) of
   investments                      22,659          16,433          34,646                       (3,983)          4,233
                            --------------  --------------  --------------               --------------  --------------
    Net realized and
     unrealized gains
     (losses) on
     investments                    39,852          18,705          35,128                          439           4,278
                            --------------  --------------  --------------               --------------  --------------
    NET INCREASE
     (DECREASE) IN NET
     ASSETS RESULTING
     FROM OPERATIONS        $       38,667  $       17,562  $       34,440               $          535  $        4,177
                            ==============  ==============  ==============               ==============  ==============

(d) For the period from January 1, 2004 to November 19, 2004

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the years ended December 31, 2005, 2004 and 2003

                                                                   Met Investors
                            -------------------------------------------------------------------------------------------
                                       PIMCO Total Return Bond                          PIMCO Money Market
                                              Portfolio                                     Portfolio
                            ---------------------------------------------  --------------------------------------------
                                 2005           2004            2003          2005 (a)         2004           2003
                            -------------- --------------  --------------  -------------- -------------- --------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends                  $        4,465 $       26,289  $        3,248  $       13,258 $       19,146 $       18,701
Expenses:
 Mortality and expense
   charges                           2,719          1,802           1,226           3,550         12,266         15,124
                            -------------- --------------  --------------  -------------- -------------- --------------
    Net investment
     (loss) income                   1,746         24,487           2,022           9,708          6,880          3,577
                            -------------- --------------  --------------  -------------- -------------- --------------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
 Net realized gains
   (losses) from
   security transactions               923          1,804           8,057               -              -              -
 Change in unrealized
   appreciation
   (depreciation) of
   investments                       7,116        (11,054)           (604)              -              -              -
                            -------------- --------------  --------------  -------------- -------------- --------------
    Net realized and
     unrealized gains
     (losses) on
     investments                     8,039         (9,250)          7,453               -              -              -
                            -------------- --------------  --------------  -------------- -------------- --------------
    NET INCREASE
     (DECREASE) IN NET
     ASSETS RESULTING
     FROM OPERATIONS        $        9,785 $       15,237  $        9,475  $        9,708 $        6,880 $        3,577
                            ============== ==============  ==============  ============== ============== ==============

(a) For the period from January 1, 2005 to April 29, 2005

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the years ended December 31, 2005, 2004 and 2003

                                                                    Met Investors
                            ---------------------------------------------------------------------------------------------
                                         RCM Global Technology                       T. Rowe Price Mid-Cap Growth
                                               Portfolio                                      Portfolio
                            ----------------------------------------------  ---------------------------------------------
                                 2005            2004            2003            2005           2004            2003
                            --------------  --------------  --------------  -------------- --------------  --------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends                  $          616  $            1  $            -  $        8,566 $            -  $            -
Expenses:
 Mortality and expense
   charges                             413             345              49           1,839            800             278
                            --------------  --------------  --------------  -------------- --------------  --------------
    Net investment
     (loss) income                     203            (264)            (49)          6,727           (800)           (278)
                            --------------  --------------  --------------  -------------- --------------  --------------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
 Net realized gains
   (losses) from
   security transactions            (2,734)            (27)          1,134          12,405          1,646           1,241
 Change in unrealized
   appreciation
   (depreciation) of
   investments                      10,156           1,819           2,018          32,267         25,242          14,344
                            --------------  --------------  --------------  -------------- --------------  --------------
    Net realized and
     unrealized gains
     (losses) on
     investments                     7,422           1,792           3,152          44,672         26,888          15,585
                            --------------  --------------  --------------  -------------- --------------  --------------
    NET INCREASE
     (DECREASE) IN NET
     ASSETS RESULTING
     FROM OPERATIONS        $        7,625  $        1,528  $        3,103  $       51,399 $       26,088  $       15,307
                            ==============  ==============  ==============  ============== ==============  ==============

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the years ended December 31, 2005, 2004 and 2003

                                                                    Met Investors
                            ---------------------------------------------------------------------------------------------
                                      MFS Research International                        AIM Small-Cap Growth
                                              Portfolio                                       Portfolio
                            ---------------------------------------------- ----------------------------------------------
                                 2005            2004            2003           2005            2004            2003
                            --------------  --------------  -------------- --------------  --------------  --------------
INVESTMENT INCOME (LOSS)
 :
Income:
 Dividends                  $       16,196  $          769  $          854 $        6,397  $            -  $            -
Expenses:
 Mortality and expense
   charges                           1,026           1,011             217          1,664           1,665             695
                            --------------  --------------  -------------- --------------  --------------  --------------
    Net investment
     (loss) income                  15,170            (242)            637          4,733          (1,665)           (695)
                            --------------  --------------  -------------- --------------  --------------  --------------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
 Net realized gains
   (losses) from
   security transactions            44,457           4,183           1,858         23,734           2,202             891
 Change in unrealized
   appreciation
   (depreciation) of
   investments                     (15,948)         49,253          33,574         (5,373)         21,277          45,251
                            --------------  --------------  -------------- --------------  --------------  --------------
    Net realized and
     unrealized gains
     (losses) on
     investments                    28,509          53,436          35,432         18,361          23,479          46,142
                            --------------  --------------  -------------- --------------  --------------  --------------
    NET INCREASE
     (DECREASE) IN NET
     ASSETS RESULTING
     FROM OPERATIONS        $       43,679  $       53,194  $       36,069 $       23,094  $       21,814  $       45,447
                            ==============  ==============  ============== ==============  ==============  ==============


See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the years ended December 31, 2005, 2004 and 2003


                                                  -------------------------------
                                                                  Lazard Mid-Cap
                                                                    Portfolio B
                                                  -------------------------------
                                                       2005            2004
                                                  --------------  --------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends                                       $       50,125  $            -
Expenses:
  Mortality and expense charges                            2,339           1,751
                                                  --------------  --------------
    Net investment (loss) income                          47,786          (1,751)
                                                  --------------  --------------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
  Net realized gains (losses) from security
   transactions                                            6,928           3,454
  Change in unrealized appreciation
   (depreciation) of investments                         (22,178)         41,950
                                                  --------------  --------------
    Net realized and unrealized gains (losses)
     on investments                                      (15,250)         45,404
                                                  --------------  --------------
    NET INCREASE (DECREASE) IN NET
     ASSETS RESULTING FROM
     OPERATIONS                                   $       32,536  $       43,653
                                                  ==============  ==============

                                                           Met Investors
                                                  --------------------------------------------------------------
                                                                          Harris Oakmark International
                                                                                    Portfolio
                                                  --------------- ---------------------------------------------
                                                       2003            2005           2004            2003
                                                  --------------  -------------- --------------  --------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends                                       $          221  $        8,471 $           59  $        1,219
Expenses:
  Mortality and expense charges                              903           2,211            840             263
                                                  --------------  -------------- --------------  --------------
    Net investment (loss) income                            (682)          6,260           (781)            956
                                                  --------------  -------------- --------------  --------------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
  Net realized gains (losses) from security
   transactions                                            2,921          43,419          1,924             473
  Change in unrealized appreciation
   (depreciation) of investments                          42,653           5,865         29,481          18,498
                                                  --------------  -------------- --------------  --------------
    Net realized and unrealized gains (losses)
     on investments                                       45,574          49,284         31,405          18,971
                                                  --------------  -------------- --------------  --------------
    NET INCREASE (DECREASE) IN NET
     ASSETS RESULTING FROM
     OPERATIONS                                   $       44,892  $       55,544 $       30,624  $       19,927
                                                  ==============  ============== ==============  ==============

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the years ended December 31, 2005, 2004 and 2003

                                                                  Met Investors
                            -----------------------------------------------------------------------------------------
                                    Third Avenue Small-Cap Value                    Neuberger Berman Real Estate
                                              Portfolio                                       Portfolio
                            ---------------------------------------------    -------------------------------------------
                                 2005            2004           2003              2005          2004 (f)
                            --------------  -------------- --------------    --------------  --------------      ------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends                  $        1,220  $        7,255 $          651    $           23  $           36
Expenses:
 Mortality and expense
   charges                           1,878           1,289            504                94               2
                            --------------  -------------- --------------    --------------  --------------
    Net investment
     (loss) income                    (658)          5,966            147               (71)             34
                            --------------  -------------- --------------    --------------  --------------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
 Net realized gains
   (losses) from
   security transactions            31,261           4,308          3,126             1,016               9
 Change in unrealized
   appreciation
   (depreciation) of
   investments                      19,688          46,167         35,422             2,648             119
                            --------------  -------------- --------------    --------------  --------------
    Net realized and
     unrealized gains
     (losses) on
     investments                    50,949          50,475         38,548             3,664             128
                            --------------  -------------- --------------    --------------  --------------
    NET INCREASE
     (DECREASE) IN NET
     ASSETS RESULTING
     FROM OPERATIONS        $       50,291  $       56,441 $       38,695    $        3,593  $          162
                            ==============  ============== ==============    ==============  ==============

(f) For the period from May 3, 2004 to December 31, 2004

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the years ended December 31, 2005, 2004 and 2003

                                                                Met Investors
                            --------------------------------------------------------------------------------------
                                      Turner Mid-Cap Growth                    Goldman Sachs Mid-Cap Value
                                            Portfolio                                   Portfolio
                            ------------------------------------------ -------------------------------------------
                                 2005         2004 (f)                      2005          2004 (f)
                            -------------- --------------              --------------  --------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends                  $           57 $            -              $        9,938  $          186
Expenses:
 Mortality and expense
   charges                               8              -                         216               4
                            -------------- --------------              --------------  --------------
    Net investment
     (loss) income                      49              -                       9,722             182
                            -------------- --------------              --------------  --------------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
 Net realized gains
   (losses) from
   security transactions                48              -                       5,288               -
 Change in unrealized
   appreciation
   (depreciation) of
   investments                         139              -                      (9,978)            175
                            -------------- --------------              --------------  --------------
    Net realized and
     unrealized gains
     (losses) on
     investments                       187              -                      (4,690)            175
                            -------------- --------------              --------------  --------------
    NET INCREASE
     (DECREASE) IN NET
     ASSETS RESULTING
     FROM OPERATIONS        $          236 $            -              $        5,032  $          357
                            ============== ==============              ==============  ==============

(f) For the period from May 3, 2004 to December 31, 2004

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the years ended December 31, 2005, 2004 and 2003

                                                              Met Investors
                            ---------------------------------------------------------------------------------
                                   MetLife Defensive Strategy               MetLife Moderate Strategy
                                          Fund of Fund                             Fund of Fund
                            ---------------------------------------- ----------------------------------------
                               2005 (b)                                 2005 (b)
                            --------------                           --------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends                  $            -                           $            -
Expenses:
 Mortality and expense
   charges                               -                                        -
                            --------------                           --------------
    Net investment
     (loss) income                       -                                        -
                            --------------                           --------------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
 Net realized gains
   (losses) from
   security transactions                 -                                        -
 Change in unrealized
   appreciation
   (depreciation) of
   investments                           -                                        -
                            --------------                           --------------
    Net realized and
     unrealized gains
     (losses) on
     investments                         -                                        -
                            --------------                           --------------
    NET INCREASE
     (DECREASE) IN NET
     ASSETS RESULTING
     FROM OPERATIONS        $            -                           $            -
                            ==============                           ==============

(b) For the period from May 2, 2005 to December 31, 2005

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the years ended December 31, 2005, 2004 and 2003

                                                              Met Investors
                            ----------------------------------------------------------------------------------
                                    MetLife Balanced Strategy                 MetLife Growth Strategy
                                          Fund of Fund                              Fund of Fund
                            ----------------------------------------- ----------------------------------------
                               2005 (b)                                  2005 (b)
                            --------------                            --------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends                  $          614                            $        3,821
Expenses:
 Mortality and expense
   charges                              66                                       476
                            --------------                            --------------
    Net investment
     (loss) income                     548                                     3,345
                            --------------                            --------------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
 Net realized gains
   (losses) from
   security transactions                18                                       402
 Change in unrealized
   appreciation
   (depreciation) of
   investments                       1,154                                    12,085
                            --------------                            --------------
    Net realized and
     unrealized gains
     (losses) on
     investments                     1,172                                    12,487
                            --------------                            --------------
    NET INCREASE
     (DECREASE) IN NET
     ASSETS RESULTING
     FROM OPERATIONS        $        1,720                            $       15,832
                            ==============                            ==============

(b) For the period from May 2, 2005 to December 31, 2005

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the years ended December 31, 2005, 2004 and 2003

                                                              Met Investors
                            ---------------------------------------------------------------------------------
                                  MetLife Aggressive Strategy                  Van Kampen Comstock
                                          Fund of Fund                              Portfolio
                            ---------------------------------------- ----------------------------------------
                               2005 (b)                                 2005 (b)
                            --------------                           --------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends                  $            -                           $          114
Expenses:
 Mortality and expense
   charges                               -                                       16
                            --------------                           --------------
    Net investment
     (loss) income                       -                                       98
                            --------------                           --------------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
 Net realized gains
   (losses) from
   security transactions                 -                                       37
 Change in unrealized
   appreciation
   (depreciation) of
   investments                           -                                      115
                            --------------                           --------------
    Net realized and
     unrealized gains
     (losses) on
     investments                         -                                      152
                            --------------                           --------------
    NET INCREASE
     (DECREASE) IN NET
     ASSETS RESULTING
     FROM OPERATIONS        $            -                           $          250
                            ==============                           ==============

(b) For the period from May 2, 2005 to December 31, 2005

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the years ended December 31, 2005, 2004 and 2003

                                               GACC                                       Russell
                            -----------------------------------------  --------------------------------------------
                                           Money Market                             Multi-Style Equity
                                               Fund                                        Fund
                            -----------------------------------------  --------------------------------------------
                                2005          2004        2003 (e)          2005              2004           2003
                            ------------- ------------ --------------  --------------    -------------- --------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends                                             $            9  $            -    $            - $            -
Expenses:
 Mortality and expense
   charges                                                          -               -                 -              -
                                                       --------------  --------------    -------------- --------------
    Net investment
     (loss) income                                                  9               -                 -              -
                                                       --------------  --------------    -------------- --------------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
 Net realized gains
   (losses) from
   security transactions                                          (46)              -                 -            (35)
 Change in unrealized
   appreciation
   (depreciation) of
   investments                                                     46               -                 -             43
                                                       --------------  --------------    -------------- --------------
    Net realized and
     unrealized gains
     (losses) on
     investments                                                    -               -                 -              8
                                                       --------------  --------------    -------------- --------------
    NET INCREASE
     (DECREASE) IN NET
     ASSETS RESULTING
     FROM OPERATIONS                                   $            9  $            -    $            - $            8
                                                       ==============  ==============    ============== ==============

(e) For the period from January 1, 2003 to April 25, 2003

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the years ended December 31, 2005, 2004 and 2003

                                                                      Russell
                            ------------------------------------------------------------------------------------------
                                          Aggressive Equity                                 Non-U.S.
                                                Fund                                          Fund
                            --------------------------------------------  --------------------------------------------
                                 2005           2004           2003            2005           2004           2003
                            -------------- -------------- --------------  -------------- -------------- --------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends                  $            - $            - $            -  $            - $            - $            -
Expenses:
 Mortality and expense
   charges                               -              -              -               -              -              -
                            -------------- -------------- --------------  -------------- -------------- --------------
    Net investment
     (loss) income                       -              -              -               -              -              -
                            -------------- -------------- --------------  -------------- -------------- --------------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
 Net realized gains
   (losses) from
   security transactions                 -              -            (12)              -              -            (36)
 Change in unrealized
   appreciation
   (depreciation) of
   investments                           -              -             33               -              -             46
                            -------------- -------------- --------------  -------------- -------------- --------------
    Net realized and
     unrealized gains
     (losses) on
     investments                         -              -             21               -              -             10
                            -------------- -------------- --------------  -------------- -------------- --------------
    NET INCREASE
     (DECREASE) IN NET
     ASSETS RESULTING
     FROM OPERATIONS        $            - $            - $           21  $            - $            - $           10
                            ============== ============== ==============  ============== ============== ==============

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the years ended December 31, 2005, 2004 and 2003


                                                  -----------------------------
                                                                    Core Bond
                                                                      Fund
                                                  -----------------------------
                                                       2005           2004
                                                  -------------- --------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends                                       $            - $            -
Expenses:
  Mortality and expense charges                                -              -
                                                  -------------- --------------
    Net investment (loss) income                               -              -
                                                  -------------- --------------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
  Net realized gains (losses) from security
   transactions                                                -              -
  Change in unrealized appreciation
   (depreciation) of investments                               -              -
                                                  -------------- --------------
    Net realized and unrealized gains (losses)
     on investments                                            -              -
                                                  -------------- --------------
    NET INCREASE (DECREASE) IN NET
     ASSETS RESULTING FROM
     OPERATIONS                                   $            - $            -
                                                  ============== ==============

                                                               Russell
                                                  -------------------------------------------------------------
                                                                             Real Estate Securities
                                                                                      Fund
                                                  --------------- --------------------------------------------
                                                       2003            2005              2004           2003
                                                  --------------  --------------    -------------- --------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends                                       $            2  $            -    $            - $            3
Expenses:
  Mortality and expense charges                                -               -                 -              -
                                                  --------------  --------------    -------------- --------------
    Net investment (loss) income                               2               -                 -              3
                                                  --------------  --------------    -------------- --------------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
  Net realized gains (losses) from security
   transactions                                               10               -                 -             35
  Change in unrealized appreciation
   (depreciation) of investments                              (8)              -                 -            (11)
                                                  --------------  --------------    -------------- --------------
    Net realized and unrealized gains (losses)
     on investments                                            2               -                 -             24
                                                  --------------  --------------    -------------- --------------
    NET INCREASE (DECREASE) IN NET
     ASSETS RESULTING FROM
     OPERATIONS                                   $            4  $            -    $            - $           27
                                                  ==============  ==============    ============== ==============

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the years ended December 31, 2005, 2004 and 2003

                                                                        AIM
                            -------------------------------------------------------------------------------------------
                                           Premier Equity                             Capital Appreciation
                                                Fund                                          Fund
                            -------------------------------------------  ----------------------------------------------
                                            2004 (c)          2003            2005              2004            2003
                                         --------------  --------------  --------------    --------------  --------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends                               $            -  $          128  $           14    $            -  $            -
Expenses:
 Mortality and expense
   charges                                            -               -               -                 -               -
                                         --------------  --------------  --------------    --------------  --------------
    Net investment
     (loss) income                                    -             128              14                 -               -
                                         --------------  --------------  --------------    --------------  --------------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
 Net realized gains
   (losses) from
   security transactions                        (25,327)           (785)           (169)             (211)           (360)
 Change in unrealized
   appreciation
   (depreciation) of
   investments                                   24,739           9,911           2,024             1,553           5,162
                                         --------------  --------------  --------------    --------------  --------------
    Net realized and
     unrealized gains
     (losses) on
     investments                                   (588)          9,126           1,855             1,342           4,802
                                         --------------  --------------  --------------    --------------  --------------
    NET INCREASE
     (DECREASE) IN NET
     ASSETS RESULTING
     FROM OPERATIONS                     $         (588) $        9,254  $        1,869    $        1,342  $        4,802
                                         ==============  ==============  ==============    ==============  ==============

(c) For the period from January 1, 2004 to April 30, 2004

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the years ended December 31, 2005, 2004 and 2003

                                                 AIM                                        Alliance
                            --------------------------------------------  -------------------------------------------
                                        International Growth                             Premier Growth
                                                Fund                                       Portfolio
                            --------------------------------------------  -------------------------------------------
                                 2005           2004           2003                       2004 (c)          2003
                            -------------- -------------- --------------               --------------  --------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends                  $            - $            - $            -               $            -  $            -
Expenses:
 Mortality and expense
   charges                               -              -              -                            7              21
                            -------------- -------------- --------------               --------------  --------------
    Net investment
     (loss) income                       -              -              -                           (7)            (21)
                            -------------- -------------- --------------               --------------  --------------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
 Net realized gains
   (losses) from
   security transactions                 -              -            (82)                      (1,563)           (165)
 Change in unrealized
   appreciation
   (depreciation) of
   investments                           -              -             93                        1,489             956
                            -------------- -------------- --------------               --------------  --------------
    Net realized and
     unrealized gains
     (losses) on
     investments                         -              -             11                          (74)            791
                            -------------- -------------- --------------               --------------  --------------
    NET INCREASE
     (DECREASE) IN NET
     ASSETS RESULTING
     FROM OPERATIONS        $            - $            - $           11               $          (81) $          770
                            ============== ============== ==============               ==============  ==============

(c) For the period from January 1, 2004 to April 30, 2004

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the years ended December 31, 2005, 2004 and 2003

                                                                    Alliance
                                                  --------------------------------------------- ------------
                                                        Bernstein Real Estate Investment
                                                                    Portfolio
                                                  --------------------------------------------- ------------
                                                     2005 (a)          2004           2003
                                                  --------------  -------------- --------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends                                       $            -  $           68 $           66
Expenses:
  Mortality and expense charges                                5              22             13
                                                  --------------  -------------- --------------
    Net investment (loss) income                              (5)             46             53
                                                  --------------  -------------- --------------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
  Net realized gains (losses) from security
   transactions                                            1,509              33             53
  Change in unrealized appreciation
   (depreciation) of investments                          (1,636)            837            688
                                                  --------------  -------------- --------------
    Net realized and unrealized gains (losses)
     on investments                                         (127)            870            741
                                                  --------------  -------------- --------------
    NET INCREASE (DECREASE) IN NET
     ASSETS RESULTING FROM
     OPERATIONS                                   $         (132) $          916 $          794
                                                  ==============  ============== ==============

                                                        Liberty
                                                  ------------------------------
                                                  Newport Tiger Fund,
                                                    Variable Series
                                                  ------------------------------
                                                     2004 (c)         2003
                                                  -------------- --------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends                                       $            - $            -
Expenses:
  Mortality and expense charges                                -              -
                                                  -------------- --------------
    Net investment (loss) income                               -              -
                                                  -------------- --------------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
  Net realized gains (losses) from security
   transactions                                                -            (29)
  Change in unrealized appreciation
   (depreciation) of investments                               -             41
                                                  -------------- --------------
    Net realized and unrealized gains (losses)
     on investments                                            -             12
                                                  -------------- --------------
    NET INCREASE (DECREASE) IN NET
     ASSETS RESULTING FROM
     OPERATIONS                                   $            - $           12
                                                  ============== ==============

(a) For the period from January 1, 2005 to April 29, 2005
(c) For the period from January 1, 2004 to April 30, 2004

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the years ended December 31, 2005, 2004 and 2003

                                                                 Goldman Sachs
                            --------------------------------------------------------------------------------------
                                         Growth and Income                         International Equity
                                               Fund                                        Fund
                            ------------------------------------------  ------------------------------------------
                                            2004 (c)         2003                       2004 (c)         2003
                                         -------------- --------------               -------------- --------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends                               $            - $            -               $            - $            -
Expenses:
 Mortality and expense
   charges                                            -              -                            -              -
                                         -------------- --------------               -------------- --------------
    Net investment
     (loss) income                                    -              -                            -              -
                                         -------------- --------------               -------------- --------------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
 Net realized gains
   (losses) from
   security transactions                              -            (19)                           -            (43)
 Change in unrealized
   appreciation
   (depreciation) of
   investments                                        -             26                            -             51
                                         -------------- --------------               -------------- --------------
    Net realized and
     unrealized gains
     (losses) on
     investments                                      -              7                            -              8
                                         -------------- --------------               -------------- --------------
    NET INCREASE
     (DECREASE) IN NET
     ASSETS RESULTING
     FROM OPERATIONS                     $            - $            7               $            - $            8
                                         ============== ==============               ============== ==============

(c) For the period from January 1, 2004 to April 30, 2004

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the years ended December 31, 2005, 2004 and 2003

                                                                    Scudder II
                            ------------------------------------------------------------------------------------------
                                          Small-Cap Growth                           Dreman Small-Cap Value
                                              Portfolio                                     Portfolio
                            --------------------------------------------  --------------------------------------------
                                 2005           2004           2003          2005 (a)         2004           2003
                            -------------- -------------- --------------  -------------- -------------- --------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends                  $            - $            - $            -  $            - $            - $            3
Expenses:
 Mortality and expense
   charges                               -              -              -               -              -              -
                            -------------- -------------- --------------  -------------- -------------- --------------
    Net investment
     (loss) income                       -              -              -               -              -              3
                            -------------- -------------- --------------  -------------- -------------- --------------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
 Net realized gains
   (losses) from
   security transactions                 -              -            (59)              -              -             28
 Change in unrealized
   appreciation
   (depreciation) of
   investments                           -              -             70               -              -             (9)
                            -------------- -------------- --------------  -------------- -------------- --------------
    Net realized and
     unrealized gains
     (losses) on
     investments                         -              -             11               -              -             19
                            -------------- -------------- --------------  -------------- -------------- --------------
    NET INCREASE
     (DECREASE) IN NET
     ASSETS RESULTING
     FROM OPERATIONS        $            - $            - $           11  $            - $            - $           22
                            ============== ============== ==============  ============== ============== ==============

(a) For the period from January 1, 2005 to April 29, 2005

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the years ended December 31, 2005, 2004 and 2003

                                             Scudder II                                       MFS
                            --------------------------------------------  -------------------------------------------
                                        Government Securities                               Research
                                              Portfolio                                      Series
                            --------------------------------------------  -------------------------------------------
                                 2005           2004           2003                        2004 (c)         2003
                            -------------- -------------- --------------                -------------- --------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends                  $            - $            - $            6                $            - $            -
Expenses:
 Mortality and expense
   charges                               -              -              -                             -              -
                            -------------- -------------- --------------                -------------- --------------
    Net investment
     (loss) income                       -              -              6                             -              -
                            -------------- -------------- --------------                -------------- --------------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
 Net realized gains
   (losses) from
   security transactions                 -              -             12                             -            (50)
 Change in unrealized
   appreciation
   (depreciation) of
   investments                           -              -            (18)                            -             57
                            -------------- -------------- --------------                -------------- --------------
    Net realized and
     unrealized gains
     (losses) on
     investments                         -              -             (6)                            -              7
                            -------------- -------------- --------------                -------------- --------------
    NET INCREASE
     (DECREASE) IN NET
     ASSETS RESULTING
     FROM OPERATIONS        $            - $            - $            -                $            - $            7
                            ============== ============== ==============                ============== ==============

(c) For the period from January 1, 2004 to April 30, 2004

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the years ended December 31, 2005, 2004 and 2003

                                                                                               MFS
                                                  ----------------------------------------------------------------
                                                                   High Income                                   I
                                                                      Series
                                                  ---------------------------------------------  -----------------
                                                     2005 (a)          2004           2003          2005 (a)
                                                  --------------  -------------- --------------  --------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends                                       $          142  $           95 $           85  $           27
Expenses:
  Mortality and expense charges                                3              12             11               7
                                                  --------------  -------------- --------------  --------------
    Net investment (loss) income                             139              83             74              20
                                                  --------------  -------------- --------------  --------------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
  Net realized gains (losses) from security
   transactions                                              (12)              3             (6)           (420)
  Change in unrealized appreciation
   (depreciation) of investments                            (188)             84            249             203
                                                  --------------  -------------- --------------  --------------
    Net realized and unrealized gains (losses)
     on investments                                         (200)             87            243            (217)
                                                  --------------  -------------- --------------  --------------
    NET INCREASE (DECREASE) IN NET
     ASSETS RESULTING FROM
     OPERATIONS                                   $          (61) $          170 $          317  $         (197)
                                                  ==============  ============== ==============  ==============

                                                  -----------------------------
                                                  nvestors Trust
                                                     Series
                                                  -----------------------------
                                                       2004            2003
                                                  --------------  --------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends                                       $           28  $           28
Expenses:
  Mortality and expense charges                               28              23
                                                  --------------  --------------
    Net investment (loss) income                               -               5
                                                  --------------  --------------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
  Net realized gains (losses) from security
   transactions                                              (21)            (96)
  Change in unrealized appreciation
   (depreciation) of investments                             497             919
                                                  --------------  --------------
    Net realized and unrealized gains (losses)
     on investments                                          476             823
                                                  --------------  --------------
    NET INCREASE (DECREASE) IN NET
     ASSETS RESULTING FROM
     OPERATIONS                                   $          476  $          828
                                                  ==============  ==============

(a) For the period from January 1, 2005 to April 29, 2005

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the years ended December 31, 2005, 2004 and 2003

                                                                                                MFS
                                                     -------------------------------------------------------------
                                                                   Emerging Growth                              St
                                                                        Series
                                                     -------------------------------------------  ----------------
                                                                      2004 (c)         2003
                                                                   -------------- --------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends                                                        $            - $            -
Expenses:
  Mortality and expense charges                                                 -              -
                                                                   -------------- --------------
    Net investment (loss) income                                                -              -
                                                                   -------------- --------------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
  Net realized gains (losses) from security
   transactions                                                                 -            (61)
  Change in unrealized appreciation (depreciation)
   of investments                                                               -             68
                                                                   -------------- --------------
    Net realized and unrealized gains (losses) on
     investments                                                                -              7
                                                                   -------------- --------------
    NET INCREASE (DECREASE) IN NET
     ASSETS RESULTING FROM
     OPERATIONS                                                    $            - $            7
                                                                   ============== ==============

                                                     ---------------------------
                                                     rategic Income
                                                        Series
                                                     ---------------------------
                                                        2004 (c)         2003
                                                     -------------- --------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends                                          $            - $            7
Expenses:
  Mortality and expense charges                                   -              -
                                                     -------------- --------------
    Net investment (loss) income                                  -              7
                                                     -------------- --------------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
  Net realized gains (losses) from security
   transactions                                                   -             10
  Change in unrealized appreciation (depreciation)
   of investments                                                 -            (12)
                                                     -------------- --------------
    Net realized and unrealized gains (losses) on
     investments                                                  -             (2)
                                                     -------------- --------------
    NET INCREASE (DECREASE) IN NET
     ASSETS RESULTING FROM
     OPERATIONS                                      $            - $            5
                                                     ============== ==============

(c) For the period from January 1, 2004 to April 30, 2004

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the years ended December 31, 2005, 2004 and 2003


                                                  -------------------------------
                                                                   New Discovery
                                                                      Series
                                                  -------------------------------
                                                     2005 (a)          2004
                                                  --------------  --------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends                                       $            -  $            -
Expenses:
  Mortality and expense charges                                5              18
                                                  --------------  --------------
    Net investment (loss) income                              (5)            (18)
                                                  --------------  --------------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
  Net realized gains (losses) from security
   transactions                                             (605)            (14)
  Change in unrealized appreciation
   (depreciation) of investments                             169             208
                                                  --------------  --------------
    Net realized and unrealized gains (losses)
     on investments                                         (436)            194
                                                  --------------  --------------
    NET INCREASE (DECREASE) IN NET
     ASSETS RESULTING FROM
     OPERATIONS                                   $         (441) $          176
                                                  ==============  ==============

                                                                 MFS
                                                  ---------------------------------------------------------------
                                                                               Capital Appreciation
                                                                                       Fund
                                                  --------------- ----------------------------------------------
                                                       2003          2005 (a)          2004            2003
                                                  --------------  --------------  --------------  --------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends                                       $            -  $          451  $          150  $          141
Expenses:
  Mortality and expense charges                               15              87             262             216
                                                  --------------  --------------  --------------  --------------
    Net investment (loss) income                             (15)            364            (112)            (75)
                                                  --------------  --------------  --------------  --------------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
  Net realized gains (losses) from security
   transactions                                              (61)         12,309             228             119
  Change in unrealized appreciation
   (depreciation) of investments                             883         (15,091)          2,873          10,449
                                                  --------------  --------------  --------------  --------------
    Net realized and unrealized gains (losses)
     on investments                                          822          (2,782)          3,101          10,568
                                                  --------------  --------------  --------------  --------------
    NET INCREASE (DECREASE) IN NET
     ASSETS RESULTING FROM
     OPERATIONS                                   $          807  $       (2,418) $        2,989  $       10,493
                                                  ==============  ==============  ==============  ==============

(a) For the period from January 1, 2005 to April 29, 2005

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the years ended December 31, 2005, 2004 and 2003

                                                                                           Oppenheimer
                                                     -----------------------------------------------------------------------
                                                            Main Street Growth and Income                        High Income
                                                                        Fund                                        Fund
                                                     ------------------------------------------  ---------------------------
                                                                     2004 (c)         2003                       2004 (c)
                                                                  -------------- --------------               --------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends                                                       $            - $            1               $            -
Expenses:
  Mortality and expense charges                                                -              -                            -
                                                                  -------------- --------------               --------------
    Net investment (loss) income                                               -              1                            -
                                                                  -------------- --------------               --------------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
  Net realized gains (losses) from security
   transactions                                                                -            (27)                           -
  Change in unrealized appreciation (depreciation)
   of investments                                                              -             35                            -
                                                                  -------------- --------------               --------------
    Net realized and unrealized gains (losses) on
     investments                                                               -              8                            -
                                                                  -------------- --------------               --------------
    NET INCREASE (DECREASE) IN NET
     ASSETS RESULTING FROM
     OPERATIONS                                                   $            - $            9               $            -
                                                                  ============== ==============               ==============

                                                     ---------------


                                                     ---------------
                                                          2003
                                                     --------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends                                          $            8
Expenses:
  Mortality and expense charges                                   -
                                                     --------------
    Net investment (loss) income                                  8
                                                     --------------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
  Net realized gains (losses) from security
   transactions                                                 (17)
  Change in unrealized appreciation (depreciation)
   of investments                                                23
                                                     --------------
    Net realized and unrealized gains (losses) on
     investments                                                  6
                                                     --------------
    NET INCREASE (DECREASE) IN NET
     ASSETS RESULTING FROM
     OPERATIONS                                      $           14
                                                     ==============

(c) For the period from January 1, 2004 to April 30, 2004

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the years ended December 31, 2005, 2004 and 2003

                                                                       Oppenheimer
                                 ---------------------------------------------------------------------------------------
                                                     Bond                                   Strategic Bond
                                                     Fund                                        Fund
                                 -------------------------------------------- ------------------------------------------
                                                  2004 (c)          2003                      2004 (c)         2003
                                               --------------  --------------              -------------- --------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends                                     $          292  $          347              $            - $            8
Expenses:
 Mortality and expense charges                             11              35                           -              -
                                               --------------  --------------              -------------- --------------
    Net investment (loss)
     income                                               281             312                           -              8
                                               --------------  --------------              -------------- --------------
NET REALIZED AND UNREALIZED
 GAINS (LOSSES) ON
 INVESTMENTS:
 Net realized gains (losses)
   from security transactions                              88              13                           -              2
 Change in unrealized
   appreciation
   (depreciation) of
   investments                                           (351)             53                           -              -
                                               --------------  --------------              -------------- --------------
    Net realized and
     unrealized gains
     (losses) on investments                             (263)             66                           -              2
                                               --------------  --------------              -------------- --------------
    NET INCREASE (DECREASE)
     IN NET ASSETS RESULTING
     FROM OPERATIONS                           $           18  $          378              $            - $           10
                                               ==============  ==============              ============== ==============

(c) For the period from January 1, 2004 to April 30, 2004

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the years ended December 31, 2005, 2004 and 2003

                                                                       MetLife
                            --------------------------------------------------------------------------------------------
                                         Davis Venture Value                        Harris Oakmark Focused Value
                                              Portfolio                                      Portfolio
                            ---------------------------------------------  ---------------------------------------------
                                 2005           2004            2003            2005            2004           2003
                            -------------- --------------  --------------  --------------  -------------- --------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends                  $        5,026 $        2,208  $          238  $        4,117  $        2,520 $           71
Expenses:
 Mortality and expense
   charges                           4,021          2,279             709           2,130           1,378            407
                            -------------- --------------  --------------  --------------  -------------- --------------
    Net investment
     (loss) income                   1,005            (71)           (471)          1,987           1,142           (336)
                            -------------- --------------  --------------  --------------  -------------- --------------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
 Net realized gains
   (losses) from
   security transactions            28,976          4,626           3,494          34,635           3,227          1,272
 Change in unrealized
   appreciation
   (depreciation) of
   investments                      44,202         44,876          37,991          (1,482)         22,565         22,920
                            -------------- --------------  --------------  --------------  -------------- --------------
    Net realized and
     unrealized gains
     (losses) on
     investments                    73,178         49,502          41,485          33,153          25,792         24,192
                            -------------- --------------  --------------  --------------  -------------- --------------
    NET INCREASE
     (DECREASE) IN NET
     ASSETS RESULTING
     FROM OPERATIONS        $       74,183 $       49,431  $       41,014  $       35,140  $       26,934 $       23,856
                            ============== ==============  ==============  ==============  ============== ==============

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the years ended December 31, 2005, 2004 and 2003

                                                                     MetLife
                            ------------------------------------------------------------------------------------------
                                            Jennison Growth                        Capital Guardian U.S. Equity
                                               Portfolio                                    Portfolio
                            ----------------------------------------------  ------------------------------------------
                                 2005            2004            2003            2005         2004 (g)
                            --------------  --------------  --------------  -------------- --------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends                  $          753  $          100  $            7  $           34 $            -
Expenses:
 Mortality and expense
   charges                           1,072             598             189               -              -
                            --------------  --------------  --------------  -------------- --------------
    Net investment
     (loss) income                    (319)           (498)           (182)             34              -
                            --------------  --------------  --------------  -------------- --------------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
 Net realized gains
   (losses) from
   security transactions             4,105             968             641             112             10
 Change in unrealized
   appreciation
   (depreciation) of
   investments                      24,404          10,770           8,251           7,259          5,065
                            --------------  --------------  --------------  -------------- --------------
    Net realized and
     unrealized gains
     (losses) on
     investments                    28,509          11,738           8,892           7,371          5,075
                            --------------  --------------  --------------  -------------- --------------
    NET INCREASE
     (DECREASE) IN NET
     ASSETS RESULTING
     FROM OPERATIONS        $       28,190  $       11,240  $        8,710  $        7,405 $        5,075
                            ==============  ==============  ==============  ============== ==============

(g) For the period from Novermber 22, 2004 to December 31, 2004

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the years ended December 31, 2005, 2004 and 2003

                                                                      MetLife
                            ------------------------------------------------------------------------------------------
                                       BlackRock Money Market                         MetLife Stock Index
                                             Portfolio                                     Portfolio
                            -------------------------------------------- ---------------------------------------------
                                 2005           2004         2003 (h)         2005            2004           2003
                            -------------- -------------- -------------- --------------  -------------- --------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends                  $       40,491 $           37 $           14 $        6,637  $        3,115 $        2,386
Expenses:
 Mortality and expense
   charges                           6,953             21             11          2,475           2,192            897
                            -------------- -------------- -------------- --------------  -------------- --------------
    Net investment
     (loss) income                  33,538             16              3          4,162             923          1,489
                            -------------- -------------- -------------- --------------  -------------- --------------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
 Net realized gains
   (losses) from
   security transactions                 -              -              -         28,162           2,502           (347)
 Change in unrealized
   appreciation
   (depreciation) of
   investments                           -              -              -        (13,160)         39,292         41,547
                            -------------- -------------- -------------- --------------  -------------- --------------
    Net realized and
     unrealized gains
     (losses) on
     investments                         -              -              -         15,002          41,794         41,200
                            -------------- -------------- -------------- --------------  -------------- --------------
    NET INCREASE
     (DECREASE) IN NET
     ASSETS RESULTING
     FROM OPERATIONS        $       33,538 $           16 $            3 $       19,164  $       42,717 $       42,689
                            ============== ============== ============== ==============  ============== ==============

(h) For the period from April 25, 2003 to December 31, 2003

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the years ended December 31, 2005, 2004 and 2003

                                                                    MetLife
                            ----------------------------------------------------------------------------------------
                                       BlackRock Bond Income             Salomon Brothers Strategic Bond Opportunities
                                             Portfolio                                    Portfolio
                            -------------------------------------------- -------------------------------------------
                                 2005          2004 (f)                       2005           2004 (f)
                            --------------  --------------               --------------   --------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends                  $        1,349  $            -               $            -   $            -
Expenses:
 Mortality and expense
   charges                             121              80                            -                -
                            --------------  --------------               --------------   --------------
    Net investment
     (loss) income                   1,228             (80)                           -                -
                            --------------  --------------               --------------   --------------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
 Net realized gains
   (losses) from
   security transactions               228              15                            -                -
 Change in unrealized
   appreciation
   (depreciation) of
   investments                      (1,282)          1,282                            -                -
                            --------------  --------------               --------------   --------------
    Net realized and
     unrealized gains
     (losses) on
     investments                    (1,054)          1,297                            -                -
                            --------------  --------------               --------------   --------------
    NET INCREASE
     (DECREASE) IN NET
     ASSETS RESULTING
     FROM OPERATIONS        $          174  $        1,217               $            -   $            -
                            ==============  ==============               ==============   ==============

(f) For the period from May 3, 2004 to December 31, 2004

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the years ended December 31, 2005, 2004 and 2003

                                                                   MetLife
                            --------------------------------------------------------------------------------------
                                Salomon Brothers U.S. Government             T. Rowe Price Small-Cap Growth
                                            Portfolio                                  Portfolio
                            ----------------------------------------- --------------------------------------------
                               2005 (b)                                    2005         2004 (f)
                            --------------                            -------------- --------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends                  $            -                            $            - $            -
Expenses:
 Mortality and expense
   charges                               9                                         -              -
                            --------------                            -------------- --------------
    Net investment
     (loss) income                      (9)                                        -              -
                            --------------                            -------------- --------------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
 Net realized gains
   (losses) from
   security transactions                15                                        10             (1)
 Change in unrealized
   appreciation
   (depreciation) of
   investments                           3                                       400            306
                            --------------                            -------------- --------------
    Net realized and
     unrealized gains
     (losses) on
     investments                        18                                       410            305
                            --------------                            -------------- --------------
    NET INCREASE
     (DECREASE) IN NET
     ASSETS RESULTING
     FROM OPERATIONS        $            9                            $          410 $          305
                            ==============                            ============== ==============

(b) For the period from May 2, 2005 to December 31, 2005
(f) For the period from May 3, 2004 to December 31, 2004

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the years ended December 31, 2005, 2004 and 2003

                                             MetLife                                       Putnam
                            ------------------------------------------ ----------------------------------------------
                                  T. Rowe Price Large-Cap Growth                      Growth and Income
                                            Portfolio                                       Fund
                            ------------------------------------------ ----------------------------------------------
                                 2005         2004 (f)                      2005            2004            2003
                            -------------- --------------              --------------  --------------  --------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends                  $            - $            -              $           96  $           89  $           93
Expenses:
 Mortality and expense
   charges                               -              -                          24              31              25
                            -------------- --------------              --------------  --------------  --------------
    Net investment
     (loss) income                       -              -                          72              58              68
                            -------------- --------------              --------------  --------------  --------------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
 Net realized gains
   (losses) from
   security transactions                 -              -                          73             (10)            (91)
 Change in unrealized
   appreciation
   (depreciation) of
   investments                           -              -                         (95)            475           1,113
                            -------------- --------------              --------------  --------------  --------------
    Net realized and
     unrealized gains
     (losses) on
     investments                         -              -                         (22)            465           1,022
                            -------------- --------------              --------------  --------------  --------------
    NET INCREASE
     (DECREASE) IN NET
     ASSETS RESULTING
     FROM OPERATIONS        $            - $            -              $           50  $          523  $        1,090
                            ============== ==============              ==============  ==============  ==============

(f) For the period from May 3, 2004 to December 31, 2004

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the years ended December 31, 2005, 2004 and 2003

                                                                                           Putnam
                                                  ---------------------------------------------------------------------------
                                                                  New Value                                      Vista
                                                                     Fund                                        Fund
                                                  ------------------------------------------ --------------------------------
                                                      2005        2004 (c)         2003           2005              2004
                                                  ------------ -------------- -------------- --------------    --------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends                                                    $            - $            2 $            -    $            -
Expenses:
  Mortality and expense charges                                             -              -              -                 -
                                                               -------------- -------------- --------------    --------------
    Net investment (loss) income                                            -              2              -                 -
                                                               -------------- -------------- --------------    --------------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
  Net realized gains (losses) from security
   transactions                                                             -             10              -                 -
  Change in unrealized appreciation
   (depreciation) of investments                                            -              4              -                 -
                                                               -------------- -------------- --------------    --------------
    Net realized and unrealized gains (losses)
     on investments                                                         -             14              -                 -
                                                               -------------- -------------- --------------    --------------
    NET INCREASE (DECREASE) IN NET
     ASSETS RESULTING FROM
     OPERATIONS                                                $            - $           16 $            -    $            -
                                                               ============== ============== ==============    ==============

                                                  ------------


                                                  ------------
                                                       2003
                                                  --------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends                                       $            -
Expenses:
  Mortality and expense charges                                -
                                                  --------------
    Net investment (loss) income                               -
                                                  --------------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
  Net realized gains (losses) from security
   transactions                                              (59)
  Change in unrealized appreciation
   (depreciation) of investments                              68
                                                  --------------
    Net realized and unrealized gains (losses)
     on investments                                            9
                                                  --------------
    NET INCREASE (DECREASE) IN NET
     ASSETS RESULTING FROM
     OPERATIONS                                   $            9
                                                  ==============

(c) For the period from January 1, 2004 to April 30, 2004

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the years ended December 31, 2005, 2004 and 2003

                                                                      Putnam
                            ------------------------------------------------------------------------------------------
                                         International Growth                     International New Opportunities
                                                 Fund                                          Fund
                            ----------------------------------------------  ------------------------------------------
                               2005 (a)          2004            2003                       2004 (c)         2003
                            --------------  --------------  --------------               -------------- --------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends                  $           31  $           28  $           16               $            - $            -
Expenses:
 Mortality and expense
   charges                               3              11               8                            -              -
                            --------------  --------------  --------------               -------------- --------------
    Net investment
     (loss) income                      28              17               8                            -              -
                            --------------  --------------  --------------               -------------- --------------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
 Net realized gains
   (losses) from
   security transactions                24              (4)            (42)                           -            (54)
 Change in unrealized
   appreciation
   (depreciation) of
   investments                        (100)            241             407                            -             59
                            --------------  --------------  --------------               -------------- --------------
    Net realized and
     unrealized gains
     (losses) on
     investments                       (76)            237             365                            -              5
                            --------------  --------------  --------------               -------------- --------------
    NET INCREASE
     (DECREASE) IN NET
     ASSETS RESULTING
     FROM OPERATIONS        $          (48) $          254  $          373               $            - $            5
                            ==============  ==============  ==============               ============== ==============

(a) For the period from January 1, 2005 to April 29, 2005
(c) For the period from January 1, 2004 to April 30, 2004

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the years ended December 31, 2005, 2004 and 2003

                                                                   Templeton
                            ---------------------------------------------------------------------------------------
                                     Global Income Securities                        Franklin Small-Cap
                                               Fund                                         Fund
                            ------------------------------------------  -------------------------------------------
                                            2004 (c)         2003                       2004 (c)          2003
                                         -------------- --------------               --------------  --------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends                               $            - $           11               $            -  $            -
Expenses:
 Mortality and expense
   charges                                            -              -                            -               -
                                         -------------- --------------               --------------  --------------
    Net investment
     (loss) income                                    -             11                            -               -
                                         -------------- --------------               --------------  --------------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
 Net realized gains
   (losses) from
   security transactions                              -             20                       (1,907)           (173)
 Change in unrealized
   appreciation
   (depreciation) of
   investments                                        -            (20)                       1,939           1,184
                                         -------------- --------------               --------------  --------------
    Net realized and
     unrealized gains
     (losses) on
     investments                                      -              -                           32           1,011
                                         -------------- --------------               --------------  --------------
    NET INCREASE
     (DECREASE) IN NET
     ASSETS RESULTING
     FROM OPERATIONS                     $            - $           11               $           32  $        1,011
                                         ============== ==============               ==============  ==============

(c) For the period from January 1, 2004 to April 30, 2004

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the years ended December 31, 2005, 2004 and 2003

                                                                       Templeton
                            ----------------------------------------------------------------------------------------------
                                           Growth Securities                              Foreign Securities
                                                 Fund                                            Fund
                            ----------------------------------------------  ----------------------------------------------
                                 2005            2004            2003            2005            2004            2003
                            --------------  --------------  --------------  --------------  --------------  --------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends                  $          491  $          456  $          495  $           25  $           20  $           30
Expenses:
 Mortality and expense
   charges                               -               -               -              11              11               8
                            --------------  --------------  --------------  --------------  --------------  --------------
    Net investment
     (loss) income                     491             456             495              14               9              22
                            --------------  --------------  --------------  --------------  --------------  --------------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
 Net realized gains
   (losses) from
   security transactions               (67)           (177)           (392)           (192)            (15)           (135)
 Change in unrealized
   appreciation
   (depreciation) of
   investments                       3,116           5,312           8,588             244             305             549
                            --------------  --------------  --------------  --------------  --------------  --------------
    Net realized and
     unrealized gains
     (losses) on
     investments                     3,049           5,135           8,196              52             290             414
                            --------------  --------------  --------------  --------------  --------------  --------------
    NET INCREASE
     (DECREASE) IN NET
     ASSETS RESULTING
     FROM OPERATIONS        $        3,540  $        5,591  $        8,691  $           66  $          299  $          436
                            ==============  ==============  ==============  ==============  ==============  ==============

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the years ended December 31, 2005, 2004 and 2003

                                                                    Templeton
                            -----------------------------------------------------------------------------------------
                                    Developing Markets Securities                  Mutual Shares Securities
                                                Fund                                         Fund
                            --------------------------------------------- -------------------------------------------
                                 2005            2004           2003                       2004 (c)         2003
                            --------------  -------------- --------------               -------------- --------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends                  $           46  $           49 $           28               $            - $            1
Expenses:
 Mortality and expense
   charges                              14              18             12                            -              -
                            --------------  -------------- --------------               -------------- --------------
    Net investment
     (loss) income                      32              31             16                            -              1
                            --------------  -------------- --------------               -------------- --------------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
 Net realized gains
   (losses) from
   security transactions             1,537              25             16                            -              5
 Change in unrealized
   appreciation
   (depreciation) of
   investments                      (1,176)            525            858                            -              8
                            --------------  -------------- --------------               -------------- --------------
    Net realized and
     unrealized gains
     (losses) on
     investments                       361             550            874                            -             13
                            --------------  -------------- --------------               -------------- --------------
    NET INCREASE
     (DECREASE) IN NET
     ASSETS RESULTING
     FROM OPERATIONS        $          393  $          581 $          890               $            - $           14
                            ==============  ============== ==============               ============== ==============

(c) For the period from January 1, 2004 to April 30, 2004

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the years ended December 31, 2005, 2004 and 2003

                                                                        Templeton
                                                       ------------------------------------------
                                                          Franklin Large-Cap Growth Securities
                                                                          Fund
                                                       ------------------------------------------
                                                                       2004 (c)         2003
                                                                    -------------- --------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends                                                         $            - $            1
Expenses:
  Mortality and expense charges                                                  -              -
                                                                    -------------- --------------
    Net investment (loss) income                                                 -              1
                                                                    -------------- --------------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
  Net realized gains (losses) from security
   transactions                                                                  -            (34)
  Change in unrealized appreciation (depreciation) of
   investments                                                                   -             47
                                                                    -------------- --------------
    Net realized and unrealized gains (losses) on
     investments                                                                 -             13
                                                                    -------------- --------------
    NET INCREASE (DECREASE) IN NET
     ASSETS RESULTING FROM
     OPERATIONS                                                     $            - $           14
                                                                    ============== ==============

(c) For the period from January 1, 2004 to April 30, 2004

See Accompanying Notes to Financial Statements
                                                                    (Concluded)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the years ended December 31, 2005, 2004 and 2003

                                                                     Met Investors
                            ----------------------------------------------------------------------------------------------
                                     Lord Abbett Growth and Income                    Lord Abbett Bond Debenture
                                               Portfolio                                       Portfolio
                            ----------------------------------------------  ----------------------------------------------
                                 2005            2004            2003            2005            2004            2003
                            --------------  --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN
 NET ASSETS
From operations:
 Net investment income
   (loss)                   $       50,663  $        5,487  $        6,857  $       21,029  $       13,933  $        6,068
 Net realized gains
   (losses) from
   security transactions            12,986          14,196             877           2,558           3,540            (577)
 Change in unrealized
   appreciation
   (depreciation) of
   investments                      (1,244)        145,763         269,451         (15,815)         16,268          47,628
                            --------------  --------------  --------------  --------------  --------------  --------------
    Net increase
     (decrease) in net
     assets resulting
     from operations                62,405         165,446         277,185           7,772          33,741          53,119
                            --------------  --------------  --------------  --------------  --------------  --------------
From capital
 transactions:
 Net purchase payments             109,009         111,760           8,126          35,938          39,141             605
 Net investment division
   transfers                       116,928          55,008         402,549          (2,010)         (1,503)        128,691
 Other net transfers               (25,679)        (55,019)        (29,204)         (7,465)        (17,493)         (1,412)
                            --------------  --------------  --------------  --------------  --------------  --------------
    Net increase
     (decrease) in net
     assets resulting
     from capital
     transactions                  200,258         111,749         381,471          26,463          20,145         127,884
                            --------------  --------------  --------------  --------------  --------------  --------------
    NET CHANGE IN NET
     ASSETS                        262,663         277,195         658,656          34,235          53,886         181,003
NET ASSETS - BEGINNING
 OF PERIOD                       1,491,889       1,214,694         556,038         461,036         407,150         226,147
                            --------------  --------------  --------------  --------------  --------------  --------------
NET ASSETS - END OF
 PERIOD                     $    1,754,552  $    1,491,889  $    1,214,694  $      495,271  $      461,036  $      407,150
                            ==============  ==============  ==============  ==============  ==============  ==============

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the years ended December 31, 2005, 2004 and 2003

                                                                  Met Investors
                            ----------------------------------------------------------------------------------------
                                  Lord Abbett Developing Growth              Lord Abbett Growth Opportunities
                                            Portfolio                                    Portfolio
                            ----------------------------------------  ----------------------------------------------
                                                         2003 (e)          2005            2004          2003 (h)
                                                      --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN
 NET ASSETS
From operations:
 Net investment income
   (loss)                                             $            -  $          115  $            -  $            -
 Net realized gains
   (losses) from
   security transactions                                        (796)              3             103              40
 Change in unrealized
   appreciation
   (depreciation) of
   investments                                                   808             (41)           (207)            333
                                                      --------------  --------------  --------------  --------------
    Net increase
     (decrease) in net
     assets resulting
     from operations                                              12              77            (104)            373
                                                      --------------  --------------  --------------  --------------
From capital
 transactions:
 Net purchase payments                                             -               -               -               -
 Net investment division
   transfers                                                     822               -             255           1,184
 Other net transfers                                          (2,133)            (42)              -             (40)
                                                      --------------  --------------  --------------  --------------
    Net increase
     (decrease) in net
     assets resulting
     from capital
     transactions                                             (1,311)            (42)            255           1,144
                                                      --------------  --------------  --------------  --------------
    NET CHANGE IN NET
     ASSETS                                                   (1,299)             35             151           1,517
NET ASSETS - BEGINNING
 OF PERIOD                                                     1,299           1,668           1,517               -
                                                      --------------  --------------  --------------  --------------
NET ASSETS - END OF
 PERIOD                                               $            -  $        1,703  $        1,668  $        1,517
                                                      ==============  ==============  ==============  ==============

(e) For the period from January 1, 2003 to April 25, 2003
(h) For the period from April 25, 2003 to December 31, 2003

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the years ended December 31, 2005, 2004 and 2003

                                                                  Met Investors
                            ----------------------------------------------------------------------------------------
                                       Lord Abbett Mid-Cap Value                    JP Morgan Enhanced Index
                                               Portfolio                                    Portfolio
                            ----------------------------------------------  ----------------------------------------
                                 2005            2004            2003                                    2003 (e)
                            --------------  --------------  --------------                            --------------
INCREASE (DECREASE) IN
 NET ASSETS
From operations:
 Net investment income
   (loss)                   $        8,787  $        5,293  $        1,067                            $        4,231
 Net realized gains
   (losses) from
   security transactions             2,534           6,283           2,872                                  (213,173)
 Change in unrealized
   appreciation
   (depreciation) of
   investments                       5,177          30,219          33,818                                   217,201
                            --------------  --------------  --------------                            --------------
    Net increase
     (decrease) in net
     assets resulting
     from operations                16,498          41,795          37,757                                     8,259
                            --------------  --------------  --------------                            --------------
From capital
 transactions:
 Net purchase payments                   -               -               -                                         -
 Net investment division
   transfers                           (57)            (72)            (83)                                 (276,941)
 Other net transfers                (7,241)        (18,340)         (3,854)                                   (9,983)
                            --------------  --------------  --------------                            --------------
    Net increase
     (decrease) in net
     assets resulting
     from capital
     transactions                   (7,298)        (18,412)         (3,937)                                 (286,924)
                            --------------  --------------  --------------                            --------------
    NET CHANGE IN NET
     ASSETS                          9,200          23,383          33,820                                  (278,665)
NET ASSETS - BEGINNING
 OF PERIOD                         204,333         180,950         147,130                                   278,665
                            --------------  --------------  --------------                            --------------
NET ASSETS - END OF
 PERIOD                     $      213,533  $      204,333  $      180,950                            $            -
                            ==============  ==============  ==============                            ==============

(e) For the period from January 1, 2003 to April 25, 2003

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the years ended December 31, 2005, 2004 and 2003

                                                                 Met Investors
                            --------------------------------------------------------------------------------------
                                  JP Morgan International Equity                  JP Morgan Quality Bond
                                            Portfolio                                   Portfolio
                            -----------------------------------------  -------------------------------------------
                                                          2003 (e)                      2004 (d)         2003
                                                       --------------                -------------- --------------
INCREASE (DECREASE) IN
 NET ASSETS
From operations:
 Net investment income
   (loss)                                              $          529                $            - $            -
 Net realized gains
   (losses) from
   security transactions                                      (59,752)                            -            523
 Change in unrealized
   appreciation
   (depreciation) of
   investments                                                 56,859                             -            (42)
                                                       --------------                -------------- --------------
    Net increase
     (decrease) in net
     assets resulting
     from operations                                           (2,364)                            -            481
                                                       --------------                -------------- --------------
From capital
 transactions:
 Net purchase payments                                              -                             -              -
 Net investment division
   transfers                                                  (57,472)                            -        (19,322)
 Other net transfers                                           (3,527)                            -           (633)
                                                       --------------                -------------- --------------
    Net increase
     (decrease) in net
     assets resulting
     from capital
     transactions                                             (60,999)                            -        (19,955)
                                                       --------------                -------------- --------------
    NET CHANGE IN NET
     ASSETS                                                   (63,363)                            -        (19,474)
NET ASSETS - BEGINNING
 OF PERIOD                                                     63,363                             -         19,474
                                                       --------------                -------------- --------------
NET ASSETS - END OF
 PERIOD                                                $            -                $            - $            -
                                                       ==============                ============== ==============

(d) For the period from January 1, 2004 to November 19, 2004
(e) For the period from January 1, 2003 to April 25, 2003

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the years ended December 31, 2005, 2004 and 2003

                                                                   Met Investors
                            -------------------------------------------------------------------------------------------
                                      JP Morgan Select Equity                   Met/Putnam Capital Opportunities
                                             Portfolio                                      Portfolio
                            -------------------------------------------  ----------------------------------------------
                                            2004 (d)          2003            2005            2004            2003
                                         --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN
 NET ASSETS
From operations:
 Net investment income
   (loss)                                $        2,215  $          702  $          402  $            -  $            -
 Net realized gains
   (losses) from
   security transactions                        (30,697)         (1,410)            382             (52)           (560)
 Change in unrealized
   appreciation
   (depreciation) of
   investments                                   38,179          33,895          12,031          19,716          23,209
                                         --------------  --------------  --------------  --------------  --------------
    Net increase
     (decrease) in net
     assets resulting
     from operations                              9,697          33,187          12,815          19,664          22,649
                                         --------------  --------------  --------------  --------------  --------------
From capital
 transactions:
 Net purchase payments                                -               -               -               -               -
 Net investment division
   transfers                                   (126,537)              -            (326)         12,824           2,029
 Other net transfers                            (14,147)         (2,731)         (3,067)         (2,682)         (3,200)
                                         --------------  --------------  --------------  --------------  --------------
    Net increase
     (decrease) in net
     assets resulting
     from capital
     transactions                              (140,684)         (2,731)         (3,393)         10,142          (1,171)
                                         --------------  --------------  --------------  --------------  --------------
    NET CHANGE IN NET
     ASSETS                                    (130,987)         30,456           9,422          29,806          21,478
NET ASSETS - BEGINNING
 OF PERIOD                                      130,987         100,531         129,998         100,192          78,714
                                         --------------  --------------  --------------  --------------  --------------
NET ASSETS - END OF
 PERIOD                                  $            -  $      130,987  $      139,420  $      129,998  $      100,192
                                         ==============  ==============  ==============  ==============  ==============

(d) For the period from January 1, 2004 to November 19, 2004

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the years ended December 31, 2005, 2004 and 2003

                                                                    Met Investors
                            ---------------------------------------------------------------------------------------------
                                   Oppenheimer Capital Appreciation                PIMCO Inflation Protected Bond
                                              Portfolio                                      Portfolio
                            ---------------------------------------------  ----------------------------------------------
                                 2005            2004           2003            2005            2004          2003 (i)
                            --------------  -------------- --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN
 NET ASSETS
From operations:
 Net investment income
   (loss)                   $        2,268  $        6,641 $         (284) $         (904) $        9,675  $           58
 Net realized gains
   (losses) from
   security transactions            12,752           1,254            194           1,124             134             405
 Change in unrealized
   appreciation
   (depreciation) of
   investments                      (1,512)            338         14,185           2,113          (2,198)             60
                            --------------  -------------- --------------  --------------  --------------  --------------
    Net increase
     (decrease) in net
     assets resulting
     from operations                13,508           8,233         14,095           2,333           7,611             523
                            --------------  -------------- --------------  --------------  --------------  --------------
From capital
 transactions:
 Net purchase payments             128,373          27,139            220          77,742          65,675               -
 Net investment division
   transfers                        39,403          20,231         88,656          19,554          98,477          24,943
 Other net transfers                     -               -            (92)           (193)              -               -
                            --------------  -------------- --------------  --------------  --------------  --------------
    Net increase
     (decrease) in net
     assets resulting
     from capital
     transactions                  167,776          47,370         88,784          97,103         164,152          24,943
                            --------------  -------------- --------------  --------------  --------------  --------------
    NET CHANGE IN NET
     ASSETS                        181,284          55,603        102,879          99,436         171,763          25,466
NET ASSETS - BEGINNING
 OF PERIOD                         165,636         110,033          7,154         197,229          25,466               -
                            --------------  -------------- --------------  --------------  --------------  --------------
NET ASSETS - END OF
 PERIOD                     $      346,920  $      165,636 $      110,033  $      296,665  $      197,229  $       25,466
                            ==============  ============== ==============  ==============  ==============  ==============

(i) For the period from April 25, 2003 to December 31, 2003

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the years ended December 31, 2005, 2004 and 2003

                                                                   Met Investors
                            -------------------------------------------------------------------------------------------
                                        Janus Aggressive Growth                         Met/Putnam Research
                                               Portfolio                                     Portfolio
                            ----------------------------------------------  -------------------------------------------
                                 2005            2004            2003           2005        2004 (d)          2003
                            --------------  --------------  --------------  ------------ --------------  --------------
INCREASE (DECREASE) IN
 NET ASSETS
From operations:
 Net investment income
   (loss)                   $       (1,185) $       (1,143) $         (688)              $           96  $         (101)
 Net realized gains
   (losses) from
   security transactions            17,193           2,272             482                        4,422              45
 Change in unrealized
   appreciation
   (depreciation) of
   investments                      22,659          16,433          34,646                       (3,983)          4,233
                            --------------  --------------  --------------               --------------  --------------
    Net increase
     (decrease) in net
     assets resulting
     from operations                38,667          17,562          34,440                          535           4,177
                            --------------  --------------  --------------               --------------  --------------
From capital
 transactions:
 Net purchase payments              37,094          14,259           1,917                            -               -
 Net investment division
   transfers                       (21,867)         (2,283)        121,569                      (21,910)           (483)
 Other net transfers                (4,152)              -             (87)                          (1)            (94)
                            --------------  --------------  --------------               --------------  --------------
    Net increase
     (decrease) in net
     assets resulting
     from capital
     transactions                   11,075          11,976         123,399                      (21,911)           (577)
                            --------------  --------------  --------------               --------------  --------------
    NET CHANGE IN NET
     ASSETS                         49,742          29,538         157,839                      (21,376)          3,600
NET ASSETS - BEGINNING
 OF PERIOD                         229,874         200,336          42,497                       21,376          17,776
                            --------------  --------------  --------------               --------------  --------------
NET ASSETS - END OF
 PERIOD                     $      279,616  $      229,874  $      200,336               $            -  $       21,376
                            ==============  ==============  ==============               ==============  ==============

(d) For the period from January 1, 2004 to November 19, 2004

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the years ended December 31, 2005, 2004 and 2003

                                                                    Met Investors
                            ---------------------------------------------------------------------------------------------
                                       PIMCO Total Return Bond                           PIMCO Money Market
                                              Portfolio                                       Portfolio
                            ---------------------------------------------  ----------------------------------------------
                                 2005           2004            2003          2005 (a)          2004            2003
                            -------------- --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN
 NET ASSETS
From operations:
 Net investment income
   (loss)                   $        1,746 $       24,487  $        2,022  $        9,708  $        6,880  $        3,577
 Net realized gains
   (losses) from
   security transactions               923          1,804           8,057               -               -               -
 Change in unrealized
   appreciation
   (depreciation) of
   investments                       7,116        (11,054)           (604)              -               -               -
                            -------------- --------------  --------------  --------------  --------------  --------------
    Net increase
     (decrease) in net
     assets resulting
     from operations                 9,785         15,237           9,475           9,708           6,880           3,577
                            -------------- --------------  --------------  --------------  --------------  --------------
From capital
 transactions:
 Net purchase payments              84,189        164,440           9,256         235,370         502,442       2,733,855
 Net investment division
   transfers                        83,055         51,657          59,185      (2,180,875)     (1,010,364)     (3,113,423)
 Other net transfers                     -           (281)           (839)         (1,751)              -        (148,286)
                            -------------- --------------  --------------  --------------  --------------  --------------
    Net increase
     (decrease) in net
     assets resulting
     from capital
     transactions                  167,244        215,816          67,602      (1,947,256)       (507,922)       (527,854)
                            -------------- --------------  --------------  --------------  --------------  --------------
    NET CHANGE IN NET
     ASSETS                        177,029        231,053          77,077      (1,937,548)       (501,042)       (524,277)
NET ASSETS - BEGINNING
 OF PERIOD                         468,503        237,450         160,373       1,937,548       2,438,590       2,962,867
                            -------------- --------------  --------------  --------------  --------------  --------------
NET ASSETS - END OF
 PERIOD                     $      645,532 $      468,503  $      237,450  $            -  $    1,937,548  $    2,438,590
                            ============== ==============  ==============  ==============  ==============  ==============

(a) For the period from January 1, 2005 to April 29, 2005

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the years ended December 31, 2005, 2004 and 2003

                                                                    Met Investors
                            ---------------------------------------------------------------------------------------------
                                         RCM Global Technology                       T. Rowe Price Mid-Cap Growth
                                               Portfolio                                      Portfolio
                            ----------------------------------------------  ---------------------------------------------
                                 2005            2004            2003            2005           2004            2003
                            --------------  --------------  --------------  -------------- --------------  --------------
INCREASE (DECREASE) IN
 NET ASSETS
From operations:
 Net investment income
   (loss)                   $          203  $         (264) $          (49) $        6,727 $         (800) $         (278)
 Net realized gains
   (losses) from
   security transactions            (2,734)            (27)          1,134          12,405          1,646           1,241
 Change in unrealized
   appreciation
   (depreciation) of
   investments                      10,156           1,819           2,018          32,267         25,242          14,344
                            --------------  --------------  --------------  -------------- --------------  --------------
    Net increase
     (decrease) in net
     assets resulting
     from operations                 7,625           1,528           3,103          51,399         26,088          15,307
                            --------------  --------------  --------------  -------------- --------------  --------------
From capital
 transactions:
 Net purchase payments              28,200          29,025               -          49,005         67,405               -
 Net investment division
   transfers                       (52,669)         48,344          25,715          86,895         17,957          67,194
 Other net transfers                     -            (288)            (68)              -              -             (76)
                            --------------  --------------  --------------  -------------- --------------  --------------
    Net increase
     (decrease) in net
     assets resulting
     from capital
     transactions                  (24,469)         77,081          25,647         135,900         85,362          67,118
                            --------------  --------------  --------------  -------------- --------------  --------------
    NET CHANGE IN NET
     ASSETS                        (16,844)         78,609          28,750         187,299        111,450          82,425
NET ASSETS - BEGINNING
 OF PERIOD                         107,408          28,799              49         216,239        104,789          22,364
                            --------------  --------------  --------------  -------------- --------------  --------------
NET ASSETS - END OF
 PERIOD                     $       90,564  $      107,408  $       28,799  $      403,538 $      216,239  $      104,789
                            ==============  ==============  ==============  ============== ==============  ==============

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the years ended December 31, 2005, 2004 and 2003

                                                                     Met Investors
                            ----------------------------------------------------------------------------------------------
                                      MFS Research International                         AIM Small-Cap Growth
                                               Portfolio                                       Portfolio
                            ----------------------------------------------  ----------------------------------------------
                                 2005            2004            2003            2005            2004            2003
                            --------------  --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN
 NET ASSETS
From operations:
 Net investment income
   (loss)                   $       15,170  $         (242) $          637  $        4,733  $       (1,665) $         (695)
 Net realized gains
   (losses) from
   security transactions            44,457           4,183           1,858          23,734           2,202             891
 Change in unrealized
   appreciation
   (depreciation) of
   investments                     (15,948)         49,253          33,574          (5,373)         21,277          45,251
                            --------------  --------------  --------------  --------------  --------------  --------------
    Net increase
     (decrease) in net
     assets resulting
     from operations                43,679          53,194          36,069          23,094          21,814          45,447
                            --------------  --------------  --------------  --------------  --------------  --------------
From capital
 transactions:
 Net purchase payments              27,833          53,014           1,266          23,570          21,634           1,541
 Net investment division
   transfers                      (110,947)         70,937         147,411         (89,122)         51,323         192,777
 Other net transfers                (3,752)         (2,136)           (102)         (2,699)              -             (95)
                            --------------  --------------  --------------  --------------  --------------  --------------
    Net increase
     (decrease) in net
     assets resulting
     from capital
     transactions                  (86,866)        121,815         148,575         (68,251)         72,957         194,223
                            --------------  --------------  --------------  --------------  --------------  --------------
    NET CHANGE IN NET
     ASSETS                        (43,187)        175,009         184,644         (45,157)         94,771         239,670
NET ASSETS - BEGINNING
 OF PERIOD                         364,787         189,778           5,134         357,454         262,683          23,013
                            --------------  --------------  --------------  --------------  --------------  --------------
NET ASSETS - END OF
 PERIOD                     $      321,600  $      364,787  $      189,778  $      312,297  $      357,454  $      262,683
                            ==============  ==============  ==============  ==============  ==============  ==============

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the years ended December 31, 2005, 2004 and 2003

                                                                    Met Investors
                            ---------------------------------------------------------------------------------------------
                                            Lazard Mid-Cap                           Harris Oakmark International
                                              Portfolio B                                     Portfolio
                            ----------------------------------------------  ---------------------------------------------
                                 2005            2004            2003            2005           2004            2003
                            --------------  --------------  --------------  -------------- --------------  --------------
INCREASE (DECREASE) IN
 NET ASSETS
From operations:
 Net investment income
   (loss)                   $       47,786  $       (1,751) $         (682) $        6,260 $         (781) $          956
 Net realized gains
   (losses) from
   security transactions             6,928           3,454           2,921          43,419          1,924             473
 Change in unrealized
   appreciation
   (depreciation) of
   investments                     (22,178)         41,950          42,653           5,865         29,481          18,498
                            --------------  --------------  --------------  -------------- --------------  --------------
    Net increase
     (decrease) in net
     assets resulting
     from operations                32,536          43,653          44,892          55,544         30,624          19,927
                            --------------  --------------  --------------  -------------- --------------  --------------
From capital
 transactions:
 Net purchase payments              45,607          65,988           4,026         253,597         72,381           1,513
 Net investment division
   transfers                       (18,969)         (3,208)        202,163         108,063          1,177         102,616
 Other net transfers                     -                            (104)              -              -             (97)
                            --------------  --------------  --------------  -------------- --------------  --------------
    Net increase
     (decrease) in net
     assets resulting
     from capital
     transactions                   26,638          62,780         206,085         361,660         73,558         104,032
                            --------------  --------------  --------------  -------------- --------------  --------------
    NET CHANGE IN NET
     ASSETS                         59,174         106,433         250,977         417,204        104,182         123,959
NET ASSETS - BEGINNING
 OF PERIOD                         398,536         292,103          41,126         240,179        135,997          12,038
                            --------------  --------------  --------------  -------------- --------------  --------------
NET ASSETS - END OF
 PERIOD                     $      457,710  $      398,536  $      292,103  $      657,383 $      240,179  $      135,997
                            ==============  ==============  ==============  ============== ==============  ==============

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the years ended December 31, 2005, 2004 and 2003

                                                                   Met Investors
                            -------------------------------------------------------------------------------------------
                                     Third Avenue Small-Cap Value                  Neuberger Berman Real Estate
                                              Portfolio                                     Portfolio
                            ---------------------------------------------  --------------------------------------------
                                 2005            2004           2003            2005          2004 (f)
                            --------------  -------------- --------------  --------------  --------------
INCREASE (DECREASE) IN
 NET ASSETS
From operations:
 Net investment income
   (loss)                   $         (658) $        5,966 $          147  $          (71) $           34
 Net realized gains
   (losses) from
   security transactions            31,261           4,308          3,126           1,016               9
 Change in unrealized
   appreciation
   (depreciation) of
   investments                      19,688          46,167         35,422           2,648             119
                            --------------  -------------- --------------  --------------  --------------
    Net increase
     (decrease) in net
     assets resulting
     from operations                50,291          56,441         38,695           3,593             162
                            --------------  -------------- --------------  --------------  --------------
From capital
 transactions:
 Net purchase payments             114,662          23,507          1,623          17,135             382
 Net investment division
   transfers                       (12,058)         33,565        146,697           1,532             391
 Other net transfers                  (295)              -           (123)         (4,134)             (1)
                            --------------  -------------- --------------  --------------  --------------
    Net increase
     (decrease) in net
     assets resulting
     from capital
     transactions                  102,309          57,072        148,197          14,533             772
                            --------------  -------------- --------------  --------------  --------------
    NET CHANGE IN NET
     ASSETS                        152,600         113,513        186,892          18,126             934
NET ASSETS - BEGINNING
 OF PERIOD                         300,579         187,066            174             934               -
                            --------------  -------------- --------------  --------------  --------------
NET ASSETS - END OF
 PERIOD                     $      453,179  $      300,579 $      187,066  $       19,060  $          934
                            ==============  ============== ==============  ==============  ==============

(f) For the period from May 3, 2004 to December 31, 2004

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the years ended December 31, 2005, 2004 and 2003

                                                                 Met Investors
                            ---------------------------------------------------------------------------------------
                                       Turner Mid-Cap Growth                    Goldman Sachs Mid-Cap Value
                                             Portfolio                                   Portfolio
                            ------------------------------------------- -------------------------------------------
                                 2005          2004 (f)                      2005          2004 (f)
                            --------------  --------------              --------------  --------------
INCREASE (DECREASE) IN
 NET ASSETS
From operations:
 Net investment income
   (loss)                   $           49  $            -              $        9,722  $          182
 Net realized gains
   (losses) from
   security transactions                48               -                       5,288               -
 Change in unrealized
   appreciation
   (depreciation) of
   investments                         139               -                      (9,978)            175
                            --------------  --------------              --------------  --------------
    Net increase
     (decrease) in net
     assets resulting
     from operations                   236               -                       5,032             357
                            --------------  --------------              --------------  --------------
From capital
 transactions:
 Net purchase payments               2,137               -                     127,700          13,849
 Net investment division
   transfers                          (625)              -                      (3,856)            103
 Other net transfers                     -               -                           -               -
                            --------------  --------------              --------------  --------------
    Net increase
     (decrease) in net
     assets resulting
     from capital
     transactions                    1,512               -                     123,844          13,952
                            --------------  --------------              --------------  --------------
    NET CHANGE IN NET
     ASSETS                          1,748               -                     128,876          14,309
NET ASSETS - BEGINNING
 OF PERIOD                               -               -                      14,309               -
                            --------------  --------------              --------------  --------------
NET ASSETS - END OF
 PERIOD                     $        1,748  $            -              $      143,185  $       14,309
                            ==============  ==============              ==============  ==============

(f) For the period from May 3, 2004 to December 31, 2004

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the years ended December 31, 2005, 2004 and 2003

                                                              Met Investors
                            ---------------------------------------------------------------------------------
                                   MetLife Defensive Strategy               MetLife Moderate Strategy
                                          Fund of Fund                             Fund of Fund
                            ---------------------------------------- ----------------------------------------
                               2005 (b)                                 2005 (b)
                            --------------                           --------------
INCREASE (DECREASE) IN
 NET ASSETS
From operations:
 Net investment income
   (loss)                   $            -                           $            -
 Net realized gains
   (losses) from
   security transactions                 -                                        -
 Change in unrealized
   appreciation
   (depreciation) of
   investments                           -                                        -
                            --------------                           --------------
    Net increase
     (decrease) in net
     assets resulting
     from operations                     -                                        -
                            --------------                           --------------
From capital
 transactions:
 Net purchase payments                   -                                        -
 Net investment division
   transfers                             -                                        -
 Other net transfers                     -                                        -
                            --------------                           --------------
    Net increase
     (decrease) in net
     assets resulting
     from capital
     transactions                        -                                        -
                            --------------                           --------------
    NET CHANGE IN NET
     ASSETS                              -                                        -
NET ASSETS - BEGINNING
 OF PERIOD                               -                                        -
                            --------------                           --------------
NET ASSETS - END OF
 PERIOD                     $            -                           $            -
                            ==============                           ==============

(b) For the period from May 2, 2005 to December 31, 2005

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the years ended December 31, 2005, 2004 and 2003

                                                              Met Investors
                            ----------------------------------------------------------------------------------
                                   MetLife Balanced Strategy                  MetLife Growth Strategy
                                          Fund of Fund                             Fund of Fund
                            ---------------------------------------- -----------------------------------------
                               2005 (b)                                 2005 (b)
                            --------------                           --------------
INCREASE (DECREASE) IN
 NET ASSETS
From operations:
 Net investment income
   (loss)                   $          548                           $        3,345
 Net realized gains
   (losses) from
   security transactions                18                                      402
 Change in unrealized
   appreciation
   (depreciation) of
   investments                       1,154                                   12,085
                            --------------                           --------------
    Net increase
     (decrease) in net
     assets resulting
     from operations                 1,720                                   15,832
                            --------------                           --------------
From capital
 transactions:
 Net purchase payments               8,587                                  179,732
 Net investment division
   transfers                        36,230                                  106,964
 Other net transfers                     -                                       (4)
                            --------------                           --------------
    Net increase
     (decrease) in net
     assets resulting
     from capital
     transactions                   44,817                                  286,692
                            --------------                           --------------
    NET CHANGE IN NET
     ASSETS                         46,537                                  302,524
NET ASSETS - BEGINNING
 OF PERIOD                               -                                        -
                            --------------                           --------------
NET ASSETS - END OF
 PERIOD                     $       46,537                           $      302,524
                            ==============                           ==============

(b) For the period from May 2, 2005 to December 31, 2005

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the years ended December 31, 2005, 2004 and 2003

                                                               Met Investors
                            -----------------------------------------------------------------------------------
                                  MetLife Aggressive Strategy                   Van Kampen Comstock
                                          Fund of Fund                               Portfolio
                            ---------------------------------------- ------------------------------------------
                               2005 (b)                                 2005 (b)
                            --------------                           --------------
INCREASE (DECREASE) IN
 NET ASSETS
From operations:
 Net investment income
   (loss)                   $            -                           $           98
 Net realized gains
   (losses) from
   security transactions                 -                                       37
 Change in unrealized
   appreciation
   (depreciation) of
   investments                           -                                      115
                            --------------                           --------------
    Net increase
     (decrease) in net
     assets resulting
     from operations                     -                                      250
                            --------------                           --------------
From capital
 transactions:
 Net purchase payments                   -                                    6,840
 Net investment division
   transfers                             -                                     (904)
 Other net transfers                     -                                        -
                            --------------                           --------------
    Net increase
     (decrease) in net
     assets resulting
     from capital
     transactions                        -                                    5,936
                            --------------                           --------------
    NET CHANGE IN NET
     ASSETS                              -                                    6,186
NET ASSETS - BEGINNING
 OF PERIOD                               -                                        -
                            --------------                           --------------
NET ASSETS - END OF
 PERIOD                     $            -                           $        6,186
                            ==============                           ==============

(b) For the period from May 2, 2005 to December 31, 2005

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the years ended December 31, 2005, 2004 and 2003


                                               GACC                                       Russell
                            -----------------------------------------  --------------------------------------------
                                           Money Market                             Multi-Style Equity
                                               Fund                                        Fund
                            -----------------------------------------  --------------------------------------------
                                2005          2004        2003 (e)          2005           2004           2003
                            ------------- ------------ --------------  -------------- -------------- --------------
INCREASE (DECREASE) IN
 NET ASSETS
From operations:
 Net investment income
   (loss)                                              $            9  $            - $            - $            -
 Net realized gains
   (losses) from
   security transactions                                          (46)              -              -            (35)
 Change in unrealized
   appreciation
   (depreciation) of
   investments                                                     46               -              -             43
                                                       --------------  -------------- -------------- --------------
    Net increase
     (decrease) in net
     assets resulting
     from operations                                                9               -              -              8
                                                       --------------  -------------- -------------- --------------
From capital
 transactions:
 Net purchase payments                                         20,652               -              -              -
 Net investment division
   transfers                                                  (20,379)              -              -              1
 Other net transfers                                           (2,690)              -              -            (68)
                                                       --------------  -------------- -------------- --------------
    Net increase
     (decrease) in net
     assets resulting
     from capital
     transactions                                              (2,417)              -              -            (67)
                                                       --------------  -------------- -------------- --------------
    NET CHANGE IN NET
     ASSETS                                                    (2,408)              -              -            (59)
NET ASSETS - BEGINNING
 OF PERIOD                                                      2,408               -              -             59
                                                       --------------  -------------- -------------- --------------
NET ASSETS - END OF
 PERIOD                                                $            -  $            - $            - $            -
                                                       ==============  ============== ============== ==============

(e) For the period from January 1, 2003 to April 25, 2003

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the years ended December 31, 2005, 2004 and 2003

                                                                      Russell
                            ------------------------------------------------------------------------------------------
                                          Aggressive Equity                                 Non-U.S.
                                                Fund                                          Fund
                            --------------------------------------------  --------------------------------------------
                                 2005           2004           2003            2005           2004           2003
                            -------------- -------------- --------------  -------------- -------------- --------------
INCREASE (DECREASE) IN
 NET ASSETS
From operations:
 Net investment income
   (loss)                   $            - $            - $            -  $            - $            - $            -
 Net realized gains
   (losses) from
   security transactions                 -              -            (12)              -              -            (36)
 Change in unrealized
   appreciation
   (depreciation) of
   investments                           -              -             33               -              -             46
                            -------------- -------------- --------------  -------------- -------------- --------------
    Net increase
     (decrease) in net
     assets resulting
     from operations                     -              -             21               -              -             10
                            -------------- -------------- --------------  -------------- -------------- --------------
From capital
 transactions:
 Net purchase payments                   -              -              -               -              -              -
 Net investment division
   transfers                             -              -              -               -              -              -
 Other net transfers                     -              -            (95)              -              -            (69)
                            -------------- -------------- --------------  -------------- -------------- --------------
    Net increase
     (decrease) in net
     assets resulting
     from capital
     transactions                        -              -            (95)              -              -            (69)
                            -------------- -------------- --------------  -------------- -------------- --------------
    NET CHANGE IN NET
     ASSETS                              -              -            (74)              -              -            (59)
NET ASSETS - BEGINNING
 OF PERIOD                               -              -             74               -              -             59
                            -------------- -------------- --------------  -------------- -------------- --------------
NET ASSETS - END OF
 PERIOD                     $            - $            - $            -  $            - $            - $            -
                            ============== ============== ==============  ============== ============== ==============

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the years ended December 31, 2005, 2004 and 2003

                                                                      Russell
                            ------------------------------------------------------------------------------------------
                                              Core Bond                              Real Estate Securities
                                                Fund                                          Fund
                            --------------------------------------------  --------------------------------------------
                                 2005           2004           2003            2005           2004           2003
                            -------------- -------------- --------------  -------------- -------------- --------------
INCREASE (DECREASE) IN
 NET ASSETS
From operations:
 Net investment income
   (loss)                   $            - $            - $            2  $            - $            - $            3
 Net realized gains
   (losses) from
   security transactions                 -              -             10               -              -             35
 Change in unrealized
   appreciation
   (depreciation) of
   investments                           -              -             (8)              -              -            (11)
                            -------------- -------------- --------------  -------------- -------------- --------------
    Net increase
     (decrease) in net
     assets resulting
     from operations                     -              -              4               -              -             27
                            -------------- -------------- --------------  -------------- -------------- --------------
From capital
 transactions:
 Net purchase payments                   -              -              -               -              -              -
 Net investment division
   transfers                             -              -              -               -              -              -
 Other net transfers                     -              -           (129)              -              -           (156)
                            -------------- -------------- --------------  -------------- -------------- --------------
    Net increase
     (decrease) in net
     assets resulting
     from capital
     transactions                        -              -           (129)              -              -           (156)
                            -------------- -------------- --------------  -------------- -------------- --------------
    NET CHANGE IN NET
     ASSETS                              -              -           (125)              -              -           (129)
NET ASSETS - BEGINNING
 OF PERIOD                               -              -            125               -              -            129
                            -------------- -------------- --------------  -------------- -------------- --------------
NET ASSETS - END OF
 PERIOD                     $            - $            - $            -  $            - $            - $            -
                            ============== ============== ==============  ============== ============== ==============

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the years ended December 31, 2005, 2004 and 2003

                                                                        AIM
                            -------------------------------------------------------------------------------------------
                                           Premier Equity                             Capital Appreciation
                                                Fund                                          Fund
                            -------------------------------------------  ----------------------------------------------
                                            2004 (c)          2003            2005            2004            2003
                                         --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN
 NET ASSETS
From operations:
 Net investment income
   (loss)                                $            -  $          128  $           14  $            -  $            -
 Net realized gains
   (losses) from
   security transactions                        (25,327)           (785)           (169)           (211)           (360)
 Change in unrealized
   appreciation
   (depreciation) of
   investments                                   24,739           9,911           2,024           1,553           5,162
                                         --------------  --------------  --------------  --------------  --------------
    Net increase
     (decrease) in net
     assets resulting
     from operations                               (588)          9,254           1,869           1,342           4,802
                                         --------------  --------------  --------------  --------------  --------------
From capital
 transactions:
 Net purchase payments                                -               -               -               -               -
 Net investment division
   transfers                                    (35,057)            879               -               -           2,007
 Other net transfers                            (10,501)         (1,088)           (514)           (488)         (2,578)
                                         --------------  --------------  --------------  --------------  --------------
    Net increase
     (decrease) in net
     assets resulting
     from capital
     transactions                               (45,558)           (209)           (514)           (488)           (571)
                                         --------------  --------------  --------------  --------------  --------------
    NET CHANGE IN NET
     ASSETS                                     (46,146)          9,045           1,355             854           4,231
NET ASSETS - BEGINNING
 OF PERIOD                                       46,146          37,101          21,625          20,771          16,540
                                         --------------  --------------  --------------  --------------  --------------
NET ASSETS - END OF
 PERIOD                                  $            -  $       46,146  $       22,980  $       21,625  $       20,771
                                         ==============  ==============  ==============  ==============  ==============

(c) For the period from January 1, 2004 to April 30, 2004

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the years ended December 31, 2005, 2004 and 2003

                                                 AIM                                        Alliance
                            --------------------------------------------  -------------------------------------------
                                        International Growth                             Premier Growth
                                                Fund                                       Portfolio
                            --------------------------------------------  -------------------------------------------
                                 2005           2004           2003                       2004 (c)          2003
                            -------------- -------------- --------------               --------------  --------------
INCREASE (DECREASE) IN
 NET ASSETS
From operations:
 Net investment income
   (loss)                   $            - $            - $            -               $           (7) $          (21)
 Net realized gains
   (losses) from
   security transactions                 -              -            (82)                      (1,563)           (165)
 Change in unrealized
   appreciation
   (depreciation) of
   investments                           -              -             93                        1,489             956
                            -------------- -------------- --------------               --------------  --------------
    Net increase
     (decrease) in net
     assets resulting
     from operations                     -              -             11                          (81)            770
                            -------------- -------------- --------------               --------------  --------------
From capital
 transactions:
 Net purchase payments                   -              -              -                            -               -
 Net investment division
   transfers                             -              -              -                          (57)           (170)
 Other net transfers                     -              -           (114)                      (3,845)            (55)
                            -------------- -------------- --------------               --------------  --------------
    Net increase
     (decrease) in net
     assets resulting
     from capital
     transactions                        -              -           (114)                      (3,902)           (225)
                            -------------- -------------- --------------               --------------  --------------
    NET CHANGE IN NET
     ASSETS                              -              -           (103)                      (3,983)            545
NET ASSETS - BEGINNING
 OF PERIOD                               -              -            103                        3,983           3,438
                            -------------- -------------- --------------               --------------  --------------
NET ASSETS - END OF
 PERIOD                     $            - $            - $            -               $            -  $        3,983
                            ============== ============== ==============               ==============  ==============

(c) For the period from January 1, 2004 to April 30, 2004

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the years ended December 31, 2005, 2004 and 2003

                                               Alliance                                       Liberty
                            ----------------------------------------------  -------------------------------------------
                                   Bernstein Real Estate Investment                     Newport Tiger Fund,
                                               Portfolio                                  Variable Series
                            ----------------------------------------------  -------------------------------------------
                               2005 (a)          2004            2003                        2004 (c)         2003
                            --------------  --------------  --------------                -------------- --------------
INCREASE (DECREASE) IN
 NET ASSETS
From operations:
 Net investment income
   (loss)                   $           (5) $           46  $           53                $            - $            -
 Net realized gains
   (losses) from
   security transactions             1,509              33              53                             -            (29)
 Change in unrealized
   appreciation
   (depreciation) of
   investments                      (1,636)            837             688                             -             41
                            --------------  --------------  --------------                -------------- --------------
    Net increase
     (decrease) in net
     assets resulting
     from operations                  (132)            916             794                             -             12
                            --------------  --------------  --------------                -------------- --------------
From capital
 transactions:
 Net purchase payments                   -               -               -                             -              -
 Net investment division
   transfers                        (3,380)            (95)           (107)                            -              3
 Other net transfers                     -               -            (158)                            -            (74)
                            --------------  --------------  --------------                -------------- --------------
    Net increase
     (decrease) in net
     assets resulting
     from capital
     transactions                   (3,380)            (95)           (265)                            -            (71)
                            --------------  --------------  --------------                -------------- --------------
    NET CHANGE IN NET
     ASSETS                         (3,512)            821             529                             -            (59)
NET ASSETS - BEGINNING
 OF PERIOD                           3,512           2,691           2,162                             -             59
                            --------------  --------------  --------------                -------------- --------------
NET ASSETS - END OF
 PERIOD                     $            -  $        3,512  $        2,691                $            - $            -
                            ==============  ==============  ==============                ============== ==============

(a) For the period from January 1, 2005 to April 29, 2005
(c) For the period from January 1, 2004 to April 30, 2004

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the years ended December 31, 2005, 2004 and 2003

                                                                 Goldman Sachs
                            --------------------------------------------------------------------------------------
                                         Growth and Income                         International Equity
                                               Fund                                        Fund
                            ------------------------------------------  ------------------------------------------
                                            2004 (c)         2003                       2004 (c)         2003
                                         -------------- --------------               -------------- --------------
INCREASE (DECREASE) IN
 NET ASSETS
From operations:
 Net investment income
   (loss)                                $            - $            -               $            - $            -
 Net realized gains
   (losses) from
   security transactions                              -            (19)                           -            (43)
 Change in unrealized
   appreciation
   (depreciation) of
   investments                                        -             26                            -             51
                                         -------------- --------------               -------------- --------------
    Net increase
     (decrease) in net
     assets resulting
     from operations                                  -              7                            -              8
                                         -------------- --------------               -------------- --------------
From capital
 transactions:
 Net purchase payments                                -              -                            -              -
 Net investment division
   transfers                                          -              -                            -              -
 Other net transfers                                  -            (82)                           -            (63)
                                         -------------- --------------               -------------- --------------
    Net increase
     (decrease) in net
     assets resulting
     from capital
     transactions                                     -            (82)                           -            (63)
                                         -------------- --------------               -------------- --------------
    NET CHANGE IN NET
     ASSETS                                           -            (75)                           -            (55)
NET ASSETS - BEGINNING
 OF PERIOD                                            -             75                            -             55
                                         -------------- --------------               -------------- --------------
NET ASSETS - END OF
 PERIOD                                  $            - $            -               $            - $            -
                                         ============== ==============               ============== ==============

(c) For the period from January 1, 2004 to April 30, 2004

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the years ended December 31, 2005, 2004 and 2003

                                                                    Scudder II
                            ------------------------------------------------------------------------------------------
                                          Small-Cap Growth                           Dreman Small-Cap Value
                                              Portfolio                                     Portfolio
                            --------------------------------------------  --------------------------------------------
                                 2005           2004           2003          2005 (a)         2004           2003
                            -------------- -------------- --------------  -------------- -------------- --------------
INCREASE (DECREASE) IN
 NET ASSETS
From operations:
 Net investment income
   (loss)                   $            - $            - $            -  $            - $            - $            3
 Net realized gains
   (losses) from
   security transactions                 -              -            (59)              -              -             28
 Change in unrealized
   appreciation
   (depreciation) of
   investments                           -              -             70               -              -             (9)
                            -------------- -------------- --------------  -------------- -------------- --------------
    Net increase
     (decrease) in net
     assets resulting
     from operations                     -              -             11               -              -             22
                            -------------- -------------- --------------  -------------- -------------- --------------
From capital
 transactions:
 Net purchase payments                   -              -              -               -              -              -
 Net investment division
   transfers                             -              -              -               -              -              -
 Other net transfers                     -              -            (51)              -              -           (130)
                            -------------- -------------- --------------  -------------- -------------- --------------
    Net increase
     (decrease) in net
     assets resulting
     from capital
     transactions                        -              -            (51)              -              -           (130)
                            -------------- -------------- --------------  -------------- -------------- --------------
    NET CHANGE IN NET
     ASSETS                              -              -            (40)              -              -           (108)
NET ASSETS - BEGINNING
 OF PERIOD                               -              -             40               -              -            108
                            -------------- -------------- --------------  -------------- -------------- --------------
NET ASSETS - END OF
 PERIOD                     $            - $            - $            -  $            - $            - $            -
                            ============== ============== ==============  ============== ============== ==============

(a) For the period from January 1, 2005 to April 29, 2005

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the years ended December 31, 2005, 2004 and 2003

                                             Scudder II                                       MFS
                            --------------------------------------------  -------------------------------------------
                                        Government Securities                               Research
                                              Portfolio                                      Series
                            --------------------------------------------  -------------------------------------------
                                 2005           2004           2003           2005         2004 (c)         2003
                            -------------- -------------- --------------  ------------- -------------- --------------
INCREASE (DECREASE) IN
 NET ASSETS
From operations:
 Net investment income
   (loss)                   $            - $            - $            6                $            - $            -
 Net realized gains
   (losses) from
   security transactions                 -              -             12                             -            (50)
 Change in unrealized
   appreciation
   (depreciation) of
   investments                           -              -            (18)                            -             57
                            -------------- -------------- --------------                -------------- --------------
    Net increase
     (decrease) in net
     assets resulting
     from operations                     -              -              -                             -              7
                            -------------- -------------- --------------                -------------- --------------
From capital
 transactions:
 Net purchase payments                   -              -              -                             -              -
 Net investment division
   transfers                             -              -              -                             -              -
 Other net transfers                     -              -           (125)                            -            (60)
                            -------------- -------------- --------------                -------------- --------------
    Net increase
     (decrease) in net
     assets resulting
     from capital
     transactions                        -              -           (125)                            -            (60)
                            -------------- -------------- --------------                -------------- --------------
    NET CHANGE IN NET
     ASSETS                              -              -           (125)                            -            (53)
NET ASSETS - BEGINNING
 OF PERIOD                               -              -            125                                           53
                            -------------- -------------- --------------                -------------- --------------
NET ASSETS - END OF
 PERIOD                     $            - $            - $            -                $            - $            -
                            ============== ============== ==============                ============== ==============

(c) For the period from January 1, 2004 to April 30, 2004

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the years ended December 31, 2005, 2004 and 2003

                                                                          MFS
                            ----------------------------------------------------------------------------------------------
                                              High Income                                   Investors Trust
                                                Series                                          Series
                            ----------------------------------------------  ----------------------------------------------
                               2005 (a)          2004            2003          2005 (a)            2004            2003
                            --------------  --------------  --------------  --------------    --------------  --------------
INCREASE (DECREASE) IN
 NET ASSETS
From operations:
 Net investment income
   (loss)                   $          139  $           83  $           74  $           20    $            -  $            5
 Net realized gains
   (losses) from
   security transactions               (12)              3              (6)           (420)              (21)            (96)
 Change in unrealized
   appreciation
   (depreciation) of
   investments                        (188)             84             249             203               497             919
                            --------------  --------------  --------------  --------------    --------------  --------------
    Net increase
     (decrease) in net
     assets resulting
     from operations                   (61)            170             317            (197)              476             828
                            --------------  --------------  --------------  --------------    --------------  --------------
From capital
 transactions:
 Net purchase payments                   -               -               -               -                 -               -
 Net investment division
   transfers                        (2,080)            (67)            (90)         (4,686)             (149)           (193)
 Other net transfers                     -               -            (106)              -                (1)            (74)
                            --------------  --------------  --------------  --------------    --------------  --------------
    Net increase
     (decrease) in net
     assets resulting
     from capital
     transactions                   (2,080)            (67)           (196)         (4,686)             (150)           (267)
                            --------------  --------------  --------------  --------------    --------------  --------------
    NET CHANGE IN NET
     ASSETS                         (2,141)            103             121          (4,883)              326             561
NET ASSETS - BEGINNING
 OF PERIOD                           2,141           2,038           1,917           4,883             4,557           3,996
                            --------------  --------------  --------------  --------------    --------------  --------------
NET ASSETS - END OF
 PERIOD                     $            -  $        2,141  $        2,038  $            -    $        4,883  $        4,557
                            ==============  ==============  ==============  ==============    ==============  ==============

(a) For the period from January 1, 2005 to April 29, 2005

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the years ended December 31, 2005, 2004 and 2003

                                                                      MFS
                            ---------------------------------------------------------------------------------------
                                          Emerging Growth                             Strategic Income
                                              Series                                       Series
                            ------------------------------------------  -------------------------------------------
                                            2004 (c)         2003                        2004 (c)         2003
                                         -------------- --------------                -------------- --------------
INCREASE (DECREASE) IN
 NET ASSETS
From operations:
 Net investment income
   (loss)                                $            - $            -                $            - $            7
 Net realized gains
   (losses) from
   security transactions                              -            (61)                            -             10
 Change in unrealized
   appreciation
   (depreciation) of
   investments                                        -             68                             -            (12)
                                         -------------- --------------                -------------- --------------
    Net increase
     (decrease) in net
     assets resulting
     from operations                                  -              7                             -              5
                                         -------------- --------------                -------------- --------------
From capital
 transactions:
 Net purchase payments                                -              -                             -              -
 Net investment division
   transfers                                          -              1                             -              -
 Other net transfers                                  -            (43)                            -           (123)
                                         -------------- --------------                -------------- --------------
    Net increase
     (decrease) in net
     assets resulting
     from capital
     transactions                                     -            (42)                            -           (123)
                                         -------------- --------------                -------------- --------------
    NET CHANGE IN NET
     ASSETS                                           -            (35)                            -           (118)
NET ASSETS - BEGINNING
 OF PERIOD                                            -             35                             -            118
                                         -------------- --------------                -------------- --------------
NET ASSETS - END OF
 PERIOD                                  $            - $            -                $            - $            -
                                         ============== ==============                ============== ==============

(c) For the period from January 1, 2004 to April 30, 2004

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the years ended December 31, 2005, 2004 and 2003

                                                  MFS                                         Oppenheimer
                            ----------------------------------------------  ----------------------------------------------
                                             New Discovery                               Capital Appreciation
                                                Series                                           Fund
                            ----------------------------------------------  ----------------------------------------------
                               2005 (a)          2004            2003          2005 (a)          2004            2003
                            --------------  --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN
 NET ASSETS
From operations:
 Net investment income
   (loss)                   $           (5) $          (18) $          (15) $          364  $         (112) $          (75)
 Net realized gains
   (losses) from
   security transactions              (605)            (14)            (61)         12,309             228             119
 Change in unrealized
   appreciation
   (depreciation) of
   investments                         169             208             883         (15,091)          2,873          10,449
                            --------------  --------------  --------------  --------------  --------------  --------------
    Net increase
     (decrease) in net
     assets resulting
     from operations                  (441)            176             807          (2,418)          2,989          10,493
                            --------------  --------------  --------------  --------------  --------------  --------------
From capital
 transactions:
 Net purchase payments                   -               -               -               -               -               -
 Net investment division
   transfers                        (2,741)            (98)           (127)           (178)           (632)          4,280
 Other net transfers                     -               -             (78)        (47,418)             (1)            (90)
                            --------------  --------------  --------------  --------------  --------------  --------------
    Net increase
     (decrease) in net
     assets resulting
     from capital
     transactions                   (2,741)            (98)           (205)        (47,596)           (633)          4,190
                            --------------  --------------  --------------  --------------  --------------  --------------
    NET CHANGE IN NET
     ASSETS                         (3,182)             78             602         (50,014)          2,356          14,683
NET ASSETS - BEGINNING
 OF PERIOD                           3,182           3,104           2,502          50,014          47,658          32,975
                            --------------  --------------  --------------  --------------  --------------  --------------
NET ASSETS - END OF
 PERIOD                     $            -  $        3,182  $        3,104  $            -  $       50,014  $       47,658
                            ==============  ==============  ==============  ==============  ==============  ==============

(a) For the period from January 1, 2005 to April 29, 2005

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the years ended December 31, 2005, 2004 and 2003

                                                                  Oppenheimer
                            --------------------------------------------------------------------------------------
                                   Main Street Growth and Income                        High Income
                                               Fund                                        Fund
                            ------------------------------------------  ------------------------------------------
                                            2004 (c)         2003                       2004 (c)         2003
                                         -------------- --------------               -------------- --------------
INCREASE (DECREASE) IN
 NET ASSETS
From operations:
 Net investment income
   (loss)                                $            - $            1               $            - $            8
 Net realized gains
   (losses) from
   security transactions                              -            (27)                           -            (17)
 Change in unrealized
   appreciation
   (depreciation) of
   investments                                        -             35                            -             23
                                         -------------- --------------               -------------- --------------
    Net increase
     (decrease) in net
     assets resulting
     from operations                                  -              9                            -             14
                                         -------------- --------------               -------------- --------------
From capital
 transactions:
 Net purchase payments                                -              -                            -              -
 Net investment division
   transfers                                          -              -                            -              -
 Other net transfers                                  -            (74)                           -           (110)
                                         -------------- --------------               -------------- --------------
    Net increase
     (decrease) in net
     assets resulting
     from capital
     transactions                                     -            (74)                           -           (110)
                                         -------------- --------------               -------------- --------------
    NET CHANGE IN NET
     ASSETS                                           -            (65)                           -            (96)
NET ASSETS - BEGINNING
 OF PERIOD                                            -             65                            -             96
                                         -------------- --------------               -------------- --------------
NET ASSETS - END OF
 PERIOD                                  $            - $            -               $            - $            -
                                         ============== ==============               ============== ==============

(c) For the period from January 1, 2004 to April 30, 2004

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the years ended December 31, 2005, 2004 and 2003

                                                                   Oppenheimer
                            ----------------------------------------------------------------------------------------
                                                Bond                                    Strategic Bond
                                                Fund                                         Fund
                            -------------------------------------------  -------------------------------------------
                                            2004 (c)          2003                        2004 (c)         2003
                                         --------------  --------------                -------------- --------------
INCREASE (DECREASE) IN
 NET ASSETS
From operations:
 Net investment income
   (loss)                                $          281  $          312                $              $            8
 Net realized gains
   (losses) from
   security transactions                             88              13                             -              2
 Change in unrealized
   appreciation
   (depreciation) of
   investments                                     (351)             53                             -              -
                                         --------------  --------------                -------------- --------------
    Net increase
     (decrease) in net
     assets resulting
     from operations                                 18             378                             -             10
                                         --------------  --------------                -------------- --------------
From capital
 transactions:
 Net purchase payments                                -               -                             -              -
 Net investment division
   transfers                                       (515)           (292)                            -              -
 Other net transfers                             (5,774)           (126)                            -           (124)
                                         --------------  --------------                -------------- --------------
    Net increase
     (decrease) in net
     assets resulting
     from capital
     transactions                                (6,289)           (418)                            -           (124)
                                         --------------  --------------                -------------- --------------
    NET CHANGE IN NET
     ASSETS                                      (6,271)            (40)                            -           (114)
NET ASSETS - BEGINNING
 OF PERIOD                                        6,271           6,311                             -            114
                                         --------------  --------------                -------------- --------------
NET ASSETS - END OF
 PERIOD                                  $            -  $        6,271                $            - $            -
                                         ==============  ==============                ============== ==============

(c) For the period from January 1, 2004 to April 30, 2004

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the years ended December 31, 2005, 2004 and 2003

                                                                       MetLife
                            --------------------------------------------------------------------------------------------
                                         Davis Venture Value                        Harris Oakmark Focused Value
                                              Portfolio                                      Portfolio
                            ---------------------------------------------  ---------------------------------------------
                                 2005           2004            2003            2005            2004           2003
                            -------------- --------------  --------------  --------------  -------------- --------------
INCREASE (DECREASE) IN
 NET ASSETS
From operations:
 Net investment income
   (loss)                   $        1,005 $          (71) $         (471) $        1,987  $        1,142 $         (336)
 Net realized gains
   (losses) from
   security transactions            28,976          4,626           3,494          34,635           3,227          1,272
 Change in unrealized
   appreciation
   (depreciation) of
   investments                      44,202         44,876          37,991          (1,482)         22,565         22,920
                            -------------- --------------  --------------  --------------  -------------- --------------
    Net increase
     (decrease) in net
     assets resulting
     from operations                74,183         49,431          41,014          35,140          26,934         23,856
                            -------------- --------------  --------------  --------------  -------------- --------------
From capital
 transactions:
 Net purchase payments             225,020        141,390           7,565         207,132          81,778              -
 Net investment division
   transfers                        22,663        128,215         172,108         (12,857)         81,778        103,681
 Other net transfers                     -              -          (3,631)           (190)              -           (104)
                            -------------- --------------  --------------  --------------  -------------- --------------
    Net increase
     (decrease) in net
     assets resulting
     from capital
     transactions                  247,683        269,605         176,042         194,085         163,556        103,577
                            -------------- --------------  --------------  --------------  -------------- --------------
    NET CHANGE IN NET
     ASSETS                        321,866        319,036         217,056         229,225         189,990        127,433
NET ASSETS - BEGINNING
 OF PERIOD                         593,604        274,568          57,512         343,997         154,007         26,574
                            -------------- --------------  --------------  --------------  -------------- --------------
NET ASSETS - END OF
 PERIOD                     $      915,470 $      593,604  $      274,568  $      573,222  $      343,997 $      154,007
                            ============== ==============  ==============  ==============  ============== ==============

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the years ended December 31, 2005, 2004 and 2003

                                                                       MetLife
                            ---------------------------------------------------------------------------------------------
                                            Jennison Growth                         Capital Guardian U.S. Equity
                                               Portfolio                                      Portfolio
                            ----------------------------------------------  ---------------------------------------------
                                 2005            2004            2003            2005          2004 (g)
                            --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN
 NET ASSETS
From operations:
 Net investment income
   (loss)                   $         (319) $         (498) $         (182) $           34  $            -
 Net realized gains
   (losses) from
   security transactions             4,105             968             641             112              10
 Change in unrealized
   appreciation
   (depreciation) of
   investments                      24,404          10,770           8,251           7,259           5,065
                            --------------  --------------  --------------  --------------  --------------
    Net increase
     (decrease) in net
     assets resulting
     from operations                28,190          11,240           8,710           7,405           5,075
                            --------------  --------------  --------------  --------------  --------------
From capital
 transactions:
 Net purchase payments              54,639          44,197               -               -               -
 Net investment division
   transfers                        (5,616)         10,330          80,961               -         126,537
 Other net transfers                   (87)              -            (165)         (2,970)           (379)
                            --------------  --------------  --------------  --------------  --------------
    Net increase
     (decrease) in net
     assets resulting
     from capital
     transactions                   48,936          54,527          80,796          (2,970)        126,158
                            --------------  --------------  --------------  --------------  --------------
    NET CHANGE IN NET
     ASSETS                         77,126          65,767          89,506           4,435         131,233
NET ASSETS - BEGINNING
 OF PERIOD                         159,084          93,317           3,811         131,233               -
                            --------------  --------------  --------------  --------------  --------------
NET ASSETS - END OF
 PERIOD                     $      236,210  $      159,084  $       93,317  $      135,668  $      131,233
                            ==============  ==============  ==============  ==============  ==============

(g) For the period from November 22, 2004 to December 31, 2004

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the years ended December 31, 2005, 2004 and 2003

                                                                       MetLife
                            ---------------------------------------------------------------------------------------------
                                        BlackRock Money Market                           MetLife Stock Index
                                              Portfolio                                       Portfolio
                            ---------------------------------------------- ----------------------------------------------
                                 2005            2004          2003 (h)         2005            2004            2003
                            --------------  --------------  -------------- --------------  --------------  --------------
INCREASE (DECREASE) IN
 NET ASSETS
From operations:
 Net investment income
   (loss)                   $       33,538  $           16  $            3 $        4,162  $          923  $        1,489
 Net realized gains
   (losses) from
   security transactions                 -               -               -         28,162           2,502            (347)
 Change in unrealized
   appreciation
   (depreciation) of
   investments                           -               -               -        (13,160)         39,292          41,547
                            --------------  --------------  -------------- --------------  --------------  --------------
    Net increase
     (decrease) in net
     assets resulting
     from operations                33,538              16               3         19,164          42,717          42,689
                            --------------  --------------  -------------- --------------  --------------  --------------
From capital
 transactions:
 Net purchase payments             361,266           1,955           1,303         67,316          34,514          16,076
 Net investment division
   transfers                     1,600,127          (1,031)          1,898        (97,329)         97,415         131,329
 Other net transfers               (76,393)              -               -           (395)            (66)            (91)
                            --------------  --------------  -------------- --------------  --------------  --------------
    Net increase
     (decrease) in net
     assets resulting
     from capital
     transactions                1,885,000             924           3,201        (30,408)        131,863         147,314
                            --------------  --------------  -------------- --------------  --------------  --------------
    NET CHANGE IN NET
     ASSETS                      1,918,538             940           3,204        (11,244)        174,580         190,003
NET ASSETS - BEGINNING
 OF PERIOD                           4,144           3,204               -        491,767         317,187         127,184
                            --------------  --------------  -------------- --------------  --------------  --------------
NET ASSETS - END OF
 PERIOD                     $    1,922,682  $        4,144  $        3,204 $      480,523  $      491,767  $      317,187
                            ==============  ==============  ============== ==============  ==============  ==============

(h) For the period from April 25, 2003 to December 31, 2003

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the years ended December 31, 2005, 2004 and 2003

                                                                    MetLife
                            ------------------------------------------------------------------------------------------
                                       BlackRock Bond Income             Salomon Brothers Strategic Bond Opportunities
                                             Portfolio                                   Portfolio
                            -------------------------------------------- ---------------------------------------------
                                 2005          2004 (f)                       2005            2004 (f)
                            --------------  --------------               --------------    --------------
INCREASE (DECREASE) IN
 NET ASSETS
From operations:
 Net investment income
   (loss)                   $        1,228  $          (80)              $            -    $            -
 Net realized gains
   (losses) from
   security transactions               228              15                            -                 -
 Change in unrealized
   appreciation
   (depreciation) of
   investments                      (1,282)          1,282                            -                 -
                            --------------  --------------               --------------    --------------
    Net increase
     (decrease) in net
     assets resulting
     from operations                   174           1,217                            -                 -
                            --------------  --------------               --------------    --------------
From capital
 transactions:
 Net purchase payments                   -               -                            -                 -
 Net investment division
   transfers                          (430)         25,145                            -                 -
 Other net transfers               (26,106)              -                            -                 -
                            --------------  --------------               --------------    --------------
    Net increase
     (decrease) in net
     assets resulting
     from capital
     transactions                  (26,536)         25,145                            -                 -
                            --------------  --------------               --------------    --------------
    NET CHANGE IN NET
     ASSETS                        (26,362)         26,362                            -                 -
NET ASSETS - BEGINNING
 OF PERIOD                          26,362               -                            -                 -
                            --------------  --------------               --------------    --------------
NET ASSETS - END OF
 PERIOD                     $            -  $       26,362               $            -    $            -
                            ==============  ==============               ==============    ==============

(f) For the period from May 3, 2004 to December 31, 2004

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the years ended December 31, 2005, 2004 and 2003

                                                                    MetLife
                            ----------------------------------------------------------------------------------------
                                 Salomon Brothers U.S. Government                T. Rowe Small-Cap Growth
                                            Portfolio                                    Portfolio
                            ------------------------------------------ ---------------------------------------------
                               2005 (b)                                     2005          2004 (f)
                            --------------                             --------------  --------------
INCREASE (DECREASE) IN
 NET ASSETS
From operations:
 Net investment income
   (loss)                   $           (9)                            $            -  $            -
 Net realized gains
   (losses) from
   security transactions                15                                         10              (1)
 Change in unrealized
   appreciation
   (depreciation) of
   investments                           3                                        400             306
                            --------------                             --------------  --------------
    Net increase
     (decrease) in net
     assets resulting
     from operations                     9                                        410             305
                            --------------                             --------------  --------------
From capital
 transactions:
 Net purchase payments               2,665                                          -               -
 Net investment division
   transfers                          (465)                                         -           3,551
 Other net transfers                     -                                        (97)            (61)
                            --------------                             --------------  --------------
    Net increase
     (decrease) in net
     assets resulting
     from capital
     transactions                    2,200                                        (97)          3,490
                            --------------                             --------------  --------------
    NET CHANGE IN NET
     ASSETS                          2,209                                        313           3,795
NET ASSETS - BEGINNING
 OF PERIOD                               -                                      3,795               -
                            --------------                             --------------  --------------
NET ASSETS - END OF
 PERIOD                     $        2,209                             $        4,108  $        3,795
                            ==============                             ==============  ==============

(b) For the period from May 2, 2005 to December 31, 2005
(f) For the period from May 3, 2004 to December 31, 2004

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the years ended December 31, 2005, 2004 and 2003

                                              MetLife                                       Putnam
                            ------------------------------------------- ----------------------------------------------
                                  T. Rowe Price Large-Cap Growth                       Growth and Income
                                             Portfolio                                       Fund
                            ------------------------------------------- ----------------------------------------------
                                 2005         2004 (f)        2003           2005            2004            2003
                            -------------- -------------- ------------- --------------  --------------  --------------
INCREASE (DECREASE) IN
 NET ASSETS
From operations:
 Net investment income
   (loss)                   $            - $            -               $           72  $           58  $           68
 Net realized gains
   (losses) from
   security transactions                 -              -                           73             (10)            (91)
 Change in unrealized
   appreciation
   (depreciation) of
   investments                           -              -                          (95)            475           1,113
                            -------------- --------------               --------------  --------------  --------------
    Net increase
     (decrease) in net
     assets resulting
     from operations                     -              -                           50             523           1,090
                            -------------- --------------               --------------  --------------  --------------
From capital
 transactions:
 Net purchase payments                   -              -                            -               -               -
 Net investment division
   transfers                             -              -                         (122)           (165)           (204)
 Other net transfers                     -              -                       (5,283)              -             (94)
                            -------------- --------------               --------------  --------------  --------------
    Net increase
     (decrease) in net
     assets resulting
     from capital
     transactions                        -              -                       (5,405)           (165)           (298)
                            -------------- --------------               --------------  --------------  --------------
    NET CHANGE IN NET
     ASSETS                              -              -                       (5,355)            358             792
NET ASSETS - BEGINNING
 OF PERIOD                               -              -                        5,355           4,997           4,205
                            -------------- --------------               --------------  --------------  --------------
NET ASSETS - END OF
 PERIOD                     $            - $            -               $            -  $        5,355  $        4,997
                            ============== ==============               ==============  ==============  ==============

(f) For the period from May 3, 2004 to December 31, 2004

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the years ended December 31, 2005, 2004 and 2003


                                                                     Putnam
                            ----------------------------------------------------------------------------------------
                                             New Value                                        Vista
                                               Fund                                           Fund
                            ------------------------------------------    --------------------------------------------
                                            2004 (c)         2003              2005           2004           2003
                                         -------------- --------------    -------------- -------------- --------------
INCREASE (DECREASE) IN
 NET ASSETS
From operations:
 Net investment income
   (loss)                                $            - $            2    $            - $            - $            -
 Net realized gains
   (losses) from
   security transactions                              -             10                 -              -            (59)
 Change in unrealized
   appreciation
   (depreciation) of
   investments                                        -              4                 -              -             68
                                         -------------- --------------    -------------- -------------- --------------
    Net increase
     (decrease) in net
     assets resulting
     from operations                                  -             16                 -              -              9
                                         -------------- --------------    -------------- -------------- --------------
From capital
 transactions:
 Net purchase payments                                -              -                 -              -              -
 Net investment division
   transfers                                          -              -                 -              -              -
 Other net transfers                                  -           (120)                -              -            (47)
                                         -------------- --------------    -------------- -------------- --------------
    Net increase
     (decrease) in net
     assets resulting
     from capital
     transactions                                     -           (120)                -              -            (47)
                                         -------------- --------------    -------------- -------------- --------------
    NET CHANGE IN NET
     ASSETS                                           -           (104)                -              -            (38)
NET ASSETS - BEGINNING
 OF PERIOD                                            -            104                 -              -             38
                                         -------------- --------------    -------------- -------------- --------------
NET ASSETS - END OF
 PERIOD                                  $            - $            -    $            - $            - $            -
                                         ============== ==============    ============== ============== ==============

(c) For the period from January 1, 2004 to April 30, 2004

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the years ended December 31, 2005, 2004 and 2003

                                                                      Putnam
                            ------------------------------------------------------------------------------------------
                                         International Growth                     International New Opportunities
                                                 Fund                                          Fund
                            ----------------------------------------------  ------------------------------------------
                               2005 (a)          2004            2003                       2004 (c)         2003
                            --------------  --------------  --------------               -------------- --------------
INCREASE (DECREASE) IN
 NET ASSETS
From operations:
 Net investment income
   (loss)                   $           28  $           17  $            8               $            - $            -
 Net realized gains
   (losses) from
   security transactions                24              (4)            (42)                           -            (54)
 Change in unrealized
   appreciation
   (depreciation) of
   investments                        (100)            241             407                            -             59
                            --------------  --------------  --------------               -------------- --------------
    Net increase
     (decrease) in net
     assets resulting
     from operations                   (48)            254             373                            -              5
                            --------------  --------------  --------------               -------------- --------------
From capital
 transactions:
 Net purchase payments                   -               -               -                            -              -
 Net investment division
   transfers                        (1,795)            (55)            (65)                           -              -
 Other net transfers                     -               -             (68)                           -            (46)
                            --------------  --------------  --------------               -------------- --------------
    Net increase
     (decrease) in net
     assets resulting
     from capital
     transactions                   (1,795)            (55)           (133)                           -            (46)
                            --------------  --------------  --------------               -------------- --------------
    NET CHANGE IN NET
     ASSETS                         (1,843)            199             240                            -            (41)
NET ASSETS - BEGINNING
 OF PERIOD                           1,843           1,644           1,404                            -             41
                            --------------  --------------  --------------               -------------- --------------
NET ASSETS - END OF
 PERIOD                     $            -  $        1,843  $        1,644               $            - $            -
                            ==============  ==============  ==============               ============== ==============

(a) For the period from January 1, 2005 to April 29, 2005
(c) For the period from January 1, 2004 to April 30, 2004

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the years ended December 31, 2005, 2004 and 2003

                                                                   Templeton
                            ---------------------------------------------------------------------------------------
                                     Global Income Securities                        Franklin Small-Cap
                                               Fund                                         Fund
                            ------------------------------------------  -------------------------------------------
                                            2004 (c)         2003                       2004 (c)          2003
                                         -------------- --------------               --------------  --------------
INCREASE (DECREASE) IN
 NET ASSETS
From operations:
 Net investment income
   (loss)                                $            - $           11               $            -  $            -
 Net realized gains
   (losses) from
   security transactions                              -             20                       (1,907)           (173)
 Change in unrealized
   appreciation
   (depreciation) of
   investments                                        -            (20)                       1,939           1,184
                                         -------------- --------------               --------------  --------------
    Net increase
     (decrease) in net
     assets resulting
     from operations                                  -             11                           32           1,011
                                         -------------- --------------               --------------  --------------
From capital
 transactions:
 Net purchase payments                                -              -                            -               -
 Net investment division
   transfers                                          -              -                       (3,551)              -
 Other net transfers                                  -           (142)                         (27)           (230)
                                         -------------- --------------               --------------  --------------
    Net increase
     (decrease) in net
     assets resulting
     from capital
     transactions                                     -           (142)                      (3,578)           (230)
                                         -------------- --------------               --------------  --------------
    NET CHANGE IN NET
     ASSETS                                           -           (131)                      (3,546)            781
NET ASSETS - BEGINNING
 OF PERIOD                                            -            131                        3,546           2,765
                                         -------------- --------------               --------------  --------------
NET ASSETS - END OF
 PERIOD                                  $            - $            -               $            -  $        3,546
                                         ============== ==============               ==============  ==============

(c) For the period from January 1, 2004 to April 30, 2004

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the years ended December 31, 2005, 2004 and 2003

                                                                       Templeton
                            ----------------------------------------------------------------------------------------------
                                           Growth Securities                              Foreign Securities
                                                 Fund                                            Fund
                            ----------------------------------------------  ----------------------------------------------
                                 2005            2004            2003            2005            2004            2003
                            --------------  --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN
 NET ASSETS
From operations:
 Net investment income
   (loss)                   $          491  $          456  $          495  $           14  $            9  $           22
 Net realized gains
   (losses) from
   security transactions               (67)           (177)           (392)           (192)            (15)           (135)
 Change in unrealized
   appreciation
   (depreciation) of
   investments                       3,116           5,312           8,588             244             305             549
                            --------------  --------------  --------------  --------------  --------------  --------------
    Net increase
     (decrease) in net
     assets resulting
     from operations                 3,540           5,591           8,691              66             299             436
                            --------------  --------------  --------------  --------------  --------------  --------------
From capital
 transactions:
 Net purchase payments                   -               -               -               -               -               -
 Net investment division
   transfers                             -               -               -             (44)            (57)            (66)
 Other net transfers                  (948)           (850)           (805)         (1,939)             (1)           (169)
                            --------------  --------------  --------------  --------------  --------------  --------------
    Net increase
     (decrease) in net
     assets resulting
     from capital
     transactions                     (948)           (850)           (805)         (1,983)            (58)           (235)
                            --------------  --------------  --------------  --------------  --------------  --------------
    NET CHANGE IN NET
     ASSETS                          2,592           4,741           7,886          (1,917)            241             201
NET ASSETS - BEGINNING
 OF PERIOD                          39,743          35,002          27,116           1,917           1,676           1,475
                            --------------  --------------  --------------  --------------  --------------  --------------
NET ASSETS - END OF
 PERIOD                     $       42,335  $       39,743  $       35,002  $            -  $        1,917  $        1,676
                            ==============  ==============  ==============  ==============  ==============  ==============

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the years ended December 31, 2005, 2004 and 2003

                                                                     Templeton
                            ------------------------------------------------------------------------------------------
                                     Developing Markets Securities                   Mutual Shares Securities
                                                 Fund                                          Fund
                            ----------------------------------------------  ------------------------------------------
                                 2005            2004            2003                       2004 (c)         2003
                            --------------  --------------  --------------               -------------- --------------
INCREASE (DECREASE) IN
 NET ASSETS
From operations:
 Net investment income
   (loss)                   $           32  $           31  $           16               $            - $            1
 Net realized gains
   (losses) from
   security transactions             1,537              25              16                            -              5
 Change in unrealized
   appreciation
   (depreciation) of
   investments                      (1,176)            525             858                            -              8
                            --------------  --------------  --------------               -------------- --------------
    Net increase
     (decrease) in net
     assets resulting
     from operations                   393             581             890                            -             14
                            --------------  --------------  --------------               -------------- --------------
From capital
 transactions:
 Net purchase payments                   -               -               -                            -              -
 Net investment division
   transfers                           (79)            (84)            (91)                           -              -
 Other net transfers                (3,279)              -             (96)                           -           (118)
                            --------------  --------------  --------------               -------------- --------------
    Net increase
     (decrease) in net
     assets resulting
     from capital
     transactions                   (3,358)            (84)           (187)                           -           (118)
                            --------------  --------------  --------------               -------------- --------------
    NET CHANGE IN NET
     ASSETS                         (2,965)            497             703                            -           (104)
NET ASSETS - BEGINNING
 OF PERIOD                           2,965           2,468           1,765                            -            104
                            --------------  --------------  --------------               -------------- --------------
NET ASSETS - END OF
 PERIOD                     $            -  $        2,965  $        2,468               $            - $            -
                            ==============  ==============  ==============               ============== ==============

(c) For the period from January 1, 2004 to April 30, 2004

See Accompanying Notes to Financial Statements

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the years ended December 31, 2005, 2004 and 2003

                                                                        Templeton
                                                       ------------------------------------------
                                                          Franklin Large-Cap Growth Securities
                                                                          Fund
                                                       ------------------------------------------
                                                                       2004 (c)         2003
                                                                    -------------- --------------
INCREASE (DECREASE) IN NET ASSETS
From operations:
  Net investment income (loss)                                      $            - $            1
  Net realized gains (losses) from security
   transactions                                                                  -            (34)
  Change in unrealized appreciation (depreciation) of
   investments                                                                   -             47
                                                                    -------------- --------------
    Net increase (decrease) in net assets resulting
     from operations                                                             -             14
                                                                    -------------- --------------
From capital transactions:
  Net purchase payments                                                          -              -
  Net investment division transfers                                              -              -
  Other net transfers                                                            -           (103)
                                                                    -------------- --------------
    Net increase (decrease) in net assets resulting
     from capital transactions                                                   -           (103)
                                                                    -------------- --------------
    NET CHANGE IN NET ASSETS                                                     -            (89)
NET ASSETS - BEGINNING OF PERIOD                                                 -             89
                                                                    -------------- --------------
NET ASSETS - END OF PERIOD                                          $            - $            -
                                                                    ============== ==============

(c) For the period from January 1, 2004 to April 30, 2004

See Accompanying Notes to Financial Statements

                                                                    (Concluded)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements

(1) ORGANIZATION
   MetLife Investors Variable Life Account Five (the Separate Account), a unit investment trust registered under the Investment Company Act of 1940 as amended, was established by MetLife Investors Insurance Company of California (MLIOC) and exists in accordance with the regulations of the California Department of Insurance. MLIOC is an indirect wholly owned subsidiary of MetLife Inc. The Separate Account is a funding vehicle for variable life insurance policies issued by MLIOC.

   The Separate Account is divided into sub-accounts with the assets of each sub-account invested in corresponding portfolios of seven investment companies. Each investment company is a diversified, open-end, management investment company registered under the Investment Company Act of 1940 as amended. The sub-accounts available for investment may vary between variable life insurance policies offered for sale by MLIOC.

   Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from MLIOC's other assets and liabilities. The portion of the Separate Account's assets applicable to the variable policies is not chargeable with liabilities arising out of any other business MLIOC may conduct.

   The following portfolios were available for investment through the sub-accounts as of December 31, 2005:

                Met Investors Series Trust (Met Investors):
                 Lord Abbett Growth and Income Portfolio (1)
                 Lord Abbett Bond Debenture Portfolio (1)
                 Lord Abbett Growth Opportunities Portfolio (1)
                 Lord Abbett Mid-Cap Value Portfolio (1)
                 Met/Putnam Capital Opportunities Portfolio (1)
                 Oppenheimer Capital Appreciation Portfolio (2)
                 PIMCO Inflation Protected Bond Portfolio (2)
                 Janus Aggressive Growth Portfolio (2)
                 PIMCO Total Return Bond Portfolio (1)
                 RCM Global Technology Portfolio (2)
                 T. Rowe Price Mid-Cap Growth Portfolio (2)
                 MFS Research International Portfolio (2)
                 AIM Small-Cap Growth Portfolio (2)
                 Lazard Mid-Cap Portfolio B (2)
                 Harris Oakmark International Portfolio (2)
                 Third Avenue Small-Cap Value Portfolio (2)
                 Neuberger Berman Real Estate Portfolio (2)
                 Turner Mid-Cap Growth Portfolio (1)
                 Goldman Sachs Mid-Cap Value Portfolio (1)
                 MetLife Defensive Strategy Fund of Fund (2)
                 MetLife Moderate Strategy Fund of Fund (2)
                 MetLife Balanced Strategy Fund of Fund (2)
                 MetLife Growth Strategy Fund of Fund (2)
                 MetLife Aggressive Strategy Fund of Fund (2)
                 Van Kampen Comstock Portfolio (2)
                Russell Investment Funds (Russell):
                 Multi-Style Equity Fund (2)
                 Aggressive Equity Fund (2)

                      Non-U.S. Fund (2)
                      Core Bond Fund (2)
                      Real Estate Securities Fund (2)
                    AIM Variable Insurance Funds, Inc.
                      (AIM):
                      Capital Appreciation Fund (1)
                      International Growth Fund (1)
                    Scudder Variable Series II (Scudder
                      II):
                      Small-Cap Growth Portfolio (2)
                      Government Securities Portfolio (2)
                    Metropolitan Series Fund, Inc.
                      (MetLife):
                      Davis Venture Value Portfolio (2)
                      Harris Oakmark Focused Value
                       Portfolio (2)
                      Jennison Growth Portfolio (2)
                      Capital Guardian U.S. Equity
                       Portfolio (1)
                      BlackRock Money Market Portfolio (1)
                      MetLife Stock Index Portfolio (2)
                      BlackRock Bond Income Portfolio (2)
                      Salomon Brothers Strategic Bond
                       Opportunities Portfolio (2)
                      Salomon Brothers U.S. Government
                       Portfolio (2)
                      T. Rowe Price Small-Cap Growth
                       Portfolio (1)
                      T. Rowe Price Large-Cap Growth
                       Portfolio (1)
                    Putnam Variable Trust (Putnam):
                      Growth and Income Fund (2)
                      Vista Fund (2)
                    Franklin Templeton Variable Insurance
                      Products Trust (Templeton):
                      Growth Securities Fund (3)
                      Foreign Securities Fund (1)
                      Developing Markets Securities Fund
                       (2)

    (1) Indicates sub-account is available in both SPVL and the FPVUL products.
    (2) Indicates sub-account is available in the flexible premium variable universal life (FPVUL) product only.
    (3) Indicates sub-account is available in the single premium variable life
        (SPVL) product only.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements


(1) ORGANIZATION, CONTINUED

   The following sub-accounts changed names during the year ended December 31, 2005:

 Met Investors Met/AIM Mid-Cap Core Equity Portfolio B to Lazard Mid-Cap Portfolio B
 Met Investors PIMCO PEA Innovation Portfolio to RCM Global Technology Portfolio
 MetLife SSR Money Market Portfolio to BlackRock Money Market Portfolio
 MetLife SSR Bond Income Portfolio to BlackRock Bond Income Portfolio

   The following sub-accounts ceased operations during the Years Ended December 31, 2005, 2004 and 2003:

 Year Ended December 31, 2005:                           Date Ceased Operations
 -----------------------------                           ----------------------
  Met Investors PIMCO Money Market Portfolio                April 29, 2005
  Alliance Bernstein Real Estate Investment Portfolio       April 29, 2005
  Scudder II Dreman Small-Cap Value Portfolio               April 29, 2005
  MFS Investors Trust Series                                April 29, 2005
  MFS High Income Series                                    April 29, 2005
  MFS New Discovery Series                                  April 29, 2005
  Oppenheimer Capital Appreciation Fund                     April 29, 2005
  Putnam International Growth Fund                          April 29, 2005

 Year Ended December 31, 2004:                           Date Ceased Operations
 -----------------------------                           ----------------------
  AIM Premier Equity Fund                                   April 30, 2004
  Alliance Premier Growth Portfolio                         April 30, 2004
  Liberty Newport Tiger Fund, Variable Series               April 30, 2004
  Goldman Sachs Growth and Income Fund                      April 30, 2004
  Goldman Sachs International Equity Fund                   April 30, 2004
  MFS Research Series                                       April 30, 2004
  MFS Emerging Growth Series                                April 30, 2004
  MFS Strategic Income Series                               April 30, 2004
  Oppenheimer Main Street Growth and Income Fund            April 30, 2004
  Oppenheimer High Income Fund                              April 30, 2004
  Oppenheimer Bond Fund                                     April 30, 2004
  Oppenheimer Strategic Bond Fund                           April 30, 2004
  Putnam New Value Fund                                     April 30, 2004
  Putnam International New Opportunities Fund               April 30, 2004
  Templeton Global Income Securities Fund                   April 30, 2004
  Templeton Franklin Small-Cap Fund                         April 30, 2004
  Templeton Mutual Shares Securities Fund                   April 30, 2004
  Templeton Franklin Large-Cap Growth Securities Fund       April 30, 2004
  Met Investors JP Morgan Quality Bond Portfolio           November 19, 2004
  Met Investors JP Morgan Select Equity Portfolio          November 19, 2004
  Met Investors Met/Putnam Research Portfolio              November 19, 2004

 Year Ended December 31, 2003:                           Date Ceased Operations
 -----------------------------                           ----------------------
  Met Investors Lord Abbett Developing Growth Portfolio     April 25, 2003
  Met Investors JP Morgan Enhanced Index Portfolio          April 25, 2003
  Met Investors JP Morgan International Equity Portfolio    April 25, 2003
  GACC Money Market Fund                                    April 25, 2003

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements


(1) ORGANIZATION, CONTINUED

   The following sub-accounts began operations during the Years Ended December 31, 2005, 2004 and 2003:

Year Ended December 31, 2005:                                    Date Began Operations
-----------------------------                                    ---------------------
 Met Investors Defensive Strategy Fund of Fund                        May 2, 2005
 Met Investors Moderate Strategy Fund of Fund                         May 2, 2005
 Met Investors Balanced Strategy Fund of Fund                         May 2, 2005
 Met Investors Growth Strategy Fund of Fund                           May 2, 2005
 Met Investors Aggressive Strategy Fund of Fund                       May 2, 2005
 Met Investors VanKampen ComStock Portfolio                           May 2, 2005
 MetLife Salomon Brothers U.S. Government Portfolio                   May 2, 2005

Year Ended December 31, 2004:                                    Date Began Operations
-----------------------------                                    ---------------------
 Met Investors Neuberger Berman Real Estate Portfolio                 May 3, 2004
 Met Investors Turner Mid-Cap Growth Portfolio                        May 3, 2004
 Met Investors Goldman Sachs Mid-Cap Value Portfolio                  May 3, 2004
 MetLife SSR Bond Income Portfolio                                    May 3, 2004
 MetLife T. Rowe Price Small-Cap Growth Portfolio                     May 3, 2004
 MetLife T. Rowe Price Large-Cap Growth Portfolio                     May 3, 2004
 MetLife Salomon Brothers Strategic Bond Opportunities Portfolio      May 3, 2004
 MetLife Capital Guardian U.S. Equity Portfolio                    November 22, 2004

Year Ended December 31, 2003:                                    Date Began Operations
-----------------------------                                    ---------------------
 Met Investors Lord Abbett Growth Opportunities Portfolio           April 25, 2003
 MetLife SSR Money Market Portfolio                                 April 25, 2003
 Met Investors PIMCO Inflation Protected Bond Portfolio               May 1, 2003

(2) SIGNIFICANT ACCOUNTING POLICIES

  (A) INVESTMENT VALUATION
      Investments made in the portfolios of the investment companies are valued at the reported net asset value of such portfolios. These investment companies value their investment securities at fair value. Realized gains and losses on the sale of portfolio shares owned by the sub-accounts are computed on the basis of the identified cost of the portfolio shares sold. Income from dividends and gains from realized capital gain distributions are recorded on the ex-distribution date.

  (B) FEDERAL INCOME TAXES
      The operations of the Separate Account are included in the federal income tax return of MLIOC which is taxed as a Life Insurance Company under the provisions of the Internal Revenue Code (IRC). Under current IRC provisions, MLIOC believes it will be treated as the owner of the Separate Account assets for federal income tax purposes. MLIOC does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited to the variable life insurance policies. Based on this, no charge has been made to the Separate Account for federal income taxes. A charge may be made in future years for federal income taxes that would be attributable to the variable life insurance policies.

  (C) ESTIMATES
      The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that effect amounts reported therein. Actual results could differ from these estimates. Certain amounts in the prior years' financial statements have been reclassified to conform with the current year presentation.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements


(3) SEPARATE ACCOUNT EXPENSES
   For flexible premium variable universal life policies, MLIOC deducts a daily charge from the net assets of the Separate Account sub-accounts for the assumption of mortality and expense risks. The maximum daily charge, on an annual basis, is equal to 0.55% for the first 10 policy years, 0.45% for policy years 11-20 and 0.35% thereafter. The mortality risk assumed by MLIOC is that the insureds, as a group, may not live as long as expected. The expense risk assumed is that actual expenses may be greater than those assumed.

(4) CONTRACT CHARGES AND FEES
   There are contract charges and fees associated with the variable life insurance policies. MLIOC deducts fees from the policy cash value that reduces the return on investment. MLIOC no longer sells single premium variable life (SPVL) policies, but continues to sell flexible premium variable universal life (FPVUL) policies, and the contract charges and fees vary based on the type of product.

   The charges for SPVL policies include mortality and expense risk, administrative, tax expense and cost of insurance. These charges are deducted from the policy cash value on a monthly basis. Withdrawals during the first 10 years may be subject to a contingent deferred sales charge. In addition, MLIOC deducts a deferred premium tax charge on premium surrendered during the first 10 years. MLIOC charges a $30 annual contract maintenance fee on policies with values less than $50,000. Subject to certain restrictions, policy owners may transfer accumulated value between the available Separate Account sub-accounts. MLIOC deducts a transfer fee on each transfer in excess of twelve transfers during a policy year. Transfers made in a dollar cost averaging program are not subject to the transfer fee. The insurance charges and fees are explained in the product prospectus.

   The insurance charges for FPVUL policies include selection and issue expense (mortality and expense risk) charge, monthly policy charge, cost of insurance charge and the charges for additional benefit riders. These charges are deducted from the policy cash value on a monthly basis. MLIOC deducts a sales and tax expense charge from each premium payment. In addition, MLIOC will deduct a surrender charge during the first 10 years if certain conditions occur. Subject to certain restrictions, policy owners may transfer or withdraw accumulated value between the available Separate Account sub-accounts and the General Account. MLIOC deducts a fee on each transfer or withdrawal in excess of twelve transfers and withdrawals during a policy year. The insurance charges and fees are explained in the product prospectus.

(5) PURCHASES AND SALES OF INVESTMENTS
   The cost of purchases and proceeds from the sale of investments for the period ended December 31, 2005 or as indicated below for each sub-account were as follows:

                                                          Purchases   Sales
                                                          --------- ----------
 Met Investors Lord Abbett Growth and Income Portfolio    $233,551  $   53,366
 Met Investors Lord Abbett Bond Debenture Portfolio         51,416      15,398
 Met Investors Lord Abbett Growth Opportunities Portfolio        -          31
 Met Investors Lord Abbett Mid-Cap Value Portfolio               -       3,602
 Met Investors Met/Putnam Capital Opportunities Portfolio        -       2,587
 Met Investors Oppenheimer Capital Appreciation Portfolio   82,684      14,216
 Met Investors PIMCO Inflation Protected Bond Portfolio     97,944      25,098
 Met Investors Janus Aggressive Growth Portfolio            63,622      20,496
 Met Investors PIMCO Total Return Bond Portfolio            66,946      40,127
 (a) Met Investors PIMCO Money Market Portfolio            237,316   2,174,877
 Met Investors RCM Global Technology Portfolio              40,643      66,368
 Met Investors T. Rowe Price Mid-Cap Growth Portfolio      153,873      34,930
 Met Investors MFS Research International Portfolio         38,025     135,524
 Met Investors AIM Small-Cap Growth Stock                   30,383      97,308
 Met Investors Lazard Mid-Cap Portfolio B                   41,617      16,284
 Met Investors Harris Oakmark International Portfolio      166,708      21,969

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements

(5) PURCHASES AND SALES OF INVESTMENTS, CONTINUED

                                                                Purchases    Sales
                                                                ---------- ----------
Met Investors Third Avenue Small-Cap Value Portfolio            $   54,812 $   34,936
Met Investors Neuberger Berman Real Estate Portfolio                21,533      3,320
Met Investors Turner Mid-Cap Growth Portfolio                        3,087      1,394
Met Investors Goldman Sachs Mid-Cap Value Portfolio                 23,003      5,075
(b) Met Investors MetLife Defensive Strategy Fund of Fund                -          -
(b) Met Investors MetLife Moderate Strategy Fund of Fund                 -          -
(b) Met Investors MetLife Balanced Strategy Fund of Fund             8,717         17
(b) Met Investors MetLife Growth Strategy Fund of Fund             116,072      1,802
(b) Met Investors MetLife Aggressive Strategy Fund of Fund               -          -
(b) Met Investors Van Kampen Comstock Portfolio                      9,060      4,870
Russell Mutli-Style Equity Fund                                          -          -
Russell Aggressive Equity Fund                                           -          -
Russell Non-U.S. Fund                                                    -          -
Russell Core Bond Fund                                                   -          -
Russell Real Estate Securities Fund                                      -          -
AIM Capital Appreciation Fund                                            -        376
AIM International Growth Fund                                            -          -
(a) Alliance Bernstein Real Estate Investment Portfolio                  -      3,412
Scudder II Small-Cap Growth Portfolio                                    -          -
(a) Scudder II Dreman Small-Cap Value Portfolio                          -          -
Scudder II Government Securities Portfolio                               -          -
(a) MFS High Income Series                                             142      2,099
(a) MFS Investors Trust Series                                          27      4,731
(a) MFS New Discovery Series                                             -      2,771
(a) Oppenheimer Capital Appreciation Fund                              451     47,733
MetLife Davis Venture Value Portfolio                              228,705     61,414
MetLife Harris Oakmark Focused Value Portfolio                      45,779     31,935
MetLife Jennison Growth Portfolio                                   60,578     13,865
MetLife Capital Guardian U.S. Equity Portfolio                          34      2,213
MetLife BlackRock Money Market Portfolio                         2,088,894    243,579
MetLife Stock Index Portfolio                                      111,802    135,655
MetLife BlackRock Bond Income Portfolio                              1,349        658
MetLife Salomon Brothers Strategic Bond Opportunities Portfolio          -          -
(b) MetLife Salomon Brothers U.S. Government Portfolio               6,986      4,674
MetLife T. Rowe Price Small-Cap Growth Portfolio                         -         66
MetLife T. Rowe Price Large-Cap Growth Portfolio                         -          -
Putnam Growth and Income Fund                                           96        172
Putnam Vista Fund                                                        -          -
(a) Putnam International Growth Fund                                    31      1,813
Templeton Growth Securities Fund                                       491        706
Templeton Foreign Securities Fund                                       25         64
Templeton Developing Markets Securities Fund                            46        106
                                                                ---------- ----------
Total                                                           $4,086,448 $3,331,637
                                                                ========== ==========

(a) For the period from January 1, 2005 to April 29, 2005
(b) For the period from May 2, 2005 to December 31, 2005

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements


(6) CHANGES IN UNITS OUTSTANDING

                                                                         Met Investors
                                  -------------------------------------------------------------------------------------------
                                  Lord Abbett  Lord Abbett  Lord Abbett   Lord Abbett  Lord Abbett   JP Morgan     JP Morgan
                                  Growth and      Bond      Developing      Growth       Mid-Cap     Enhanced    International
                                    Income      Debenture     Growth     Opportunities    Value        Index        Equity
                                   Portfolio    Portfolio    Portfolio     Portfolio    Portfolio    Portfolio     Portfolio
                                  -----------  -----------  -----------  ------------- -----------  -----------  -------------
Unit Balance at December 31, 2005     113,690       35,636                        110        8,256
                                  ===========  ===========                ===========  ===========
 Units Issued                          21,246        3,403                          -            -
 Units Redeemed                        (4,778)      (1,326)                        (3)        (317)
                                  -----------  -----------                -----------  -----------
Unit Balance at December 31, 2004      97,222       33,559                        113        8,573            -
                                  ===========  ===========                ===========  ===========  ===========
 Units Issued                          18,288        6,765                        742          378            -
 Units Redeemed                        (8,089)      (5,073)                      (745)      (1,280)           -
                                  -----------  -----------                -----------  -----------  -----------
Unit Balance at December 31, 2003      87,023       31,867            -           116        9,475            -             -
                                  ===========  ===========  ===========   ===========  ===========  ===========   ===========
 Units Issued                          57,731       12,298            -           144            1          128             -
 Units Redeemed                       (21,499)      (1,065)        (187)          (28)        (246)     (33,319)       (8,417)
                                  -----------  -----------  -----------   -----------  -----------  -----------   -----------
Unit Balance at January 1, 2003        50,791       20,634          187             -        9,720       33,191         8,417
                                  ===========  ===========  ===========   ===========  ===========  ===========   ===========

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements


(6) CHANGES IN UNITS OUTSTANDING, CONTINUED:

                                                                          Met Investors
                                  ---------------------------------------------------------------------------------------------
                                                              Met/Putnam   Oppenheimer      PIMCO         Janus
                                   JP Morgan     JP Morgan      Capital      Capital      Inflation     Aggressive   Met/Putnam
                                  Quality Bond Select Equity Opportunities Appreciation Protected Bond    Growth      Research
                                   Portfolio     Portfolio     Portfolio    Portfolio     Portfolio     Portfolio    Portfolio
                                  ------------ ------------- ------------- ------------ -------------- -----------  -----------
Unit Balance at December 31, 2005                                   9,986       30,865        25,707        23,868
                                                              ===========  ===========   ===========   ===========
 Units Issued                                                           -       22,159        10,769         6,629
 Units Redeemed                                                      (264)      (6,682)       (2,311)       (4,977)
                                                              -----------  -----------   -----------   -----------
Unit Balance at December 31, 2004           -             -        10,250       15,388        17,249        22,216            -
                                  ===========   ===========   ===========  ===========   ===========   ===========  ===========
 Units Issued                               -             -         1,126        5,438        15,018         2,636            -
 Units Redeemed                             -       (11,884)         (240)        (897)         (193)       (1,373)      (2,111)
                                  -----------   -----------   -----------  -----------   -----------   -----------  -----------
Unit Balance at December 31, 2003           -        11,884         9,364       10,847         2,424        20,953        2,111
                                  ===========   ===========   ===========  ===========   ===========   ===========  ===========
 Units Issued                               -             -           138       10,182         2,446        15,665            -
 Units Redeemed                        (1,421)         (294)         (246)        (238)          (22)         (499)         (65)
                                  -----------   -----------   -----------  -----------   -----------   -----------  -----------
Unit Balance at January 1, 2003         1,421        12,178         9,472          903             -         5,787        2,176
                                  ===========   ===========   ===========  ===========   ===========   ===========  ===========

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements


(6) CHANGES IN UNITS OUTSTANDING, CONTINUED:

                                                                         Met Investors
                                  -------------------------------------------------------------------------------------------
                                     PIMCO        PIMCO         RCM      T. Rowe Price      MFS          AIM
                                  Total Return    Money        Global       Mid-Cap      Research     Small-Cap     Lazard
                                      Bond       Market      Technology     Growth     International   Growth       Mid-Cap
                                   Portfolio    Portfolio    Portfolio     Portfolio     Portfolio    Portfolio   Portfolio B
                                  ------------ -----------  -----------  ------------- ------------- -----------  -----------
Unit Balance at December 31, 2005      53,925            -       11,180        35,921        18,566       26,341       33,218
                                  ===========  ===========  ===========   ===========   ===========  ===========  ===========
 Units Issued                          18,665       22,043        6,135        17,902         3,714        1,671        3,758
 Units Redeemed                        (4,621)    (213,587)      (9,638)       (3,971)       (9,849)      (7,891)      (1,722)
                                  -----------  -----------  -----------   -----------   -----------  -----------  -----------
Unit Balance at December 31, 2004      39,881      191,544       14,683        21,990        24,701       32,561       31,182
                                  ===========  ===========  ===========   ===========   ===========  ===========  ===========
 Units Issued                          24,309       55,089       11,454        10,392        11,063        8,380        6,599
 Units Redeemed                        (5,585)    (105,436)        (519)         (923)       (1,425)      (1,218)      (1,464)
                                  -----------  -----------  -----------   -----------   -----------  -----------  -----------
Unit Balance at December 31, 2003      21,157      241,891        3,748        12,521        15,063       25,399       26,047
                                  ===========  ===========  ===========   ===========   ===========  ===========  ===========
 Units Issued                          22,132      598,665        5,255        10,238        20,055       22,979       22,005
 Units Redeemed                       (15,828)    (651,046)      (1,517)       (1,361)       (5,551)        (658)        (569)
                                  -----------  -----------  -----------   -----------   -----------  -----------  -----------
Unit Balance at December 31, 2003      14,853      294,272           10         3,644           559        3,078        4,611
                                  ===========  ===========  ===========   ===========   ===========  ===========  ===========

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements


(6) CHANGES IN UNITS OUTSTANDING, CONTINUED:

                                                                         Met Investors
                                  --------------------------------------------------------------------------------------------
                                     Harris     Third Avenue  Neuberger     Turner     Goldman Sachs   MetLife      MetLife
                                     Oakmark     Small-Cap     Berman       Mid-Cap       Mid-Cap     Defensive     Moderate
                                  International    Value     Real Estate    Growth         Value       Strategy     Strategy
                                    Portfolio    Portfolio    Portfolio    Portfolio     Portfolio   Fund of Fund Fund of Fund
                                  ------------- ------------ -----------  -----------  ------------- ------------ ------------
Unit Balance at December 31, 2005       41,949       22,077        1,305          141        10,593            -            -
                                   ===========  ===========  ===========  ===========   ===========  ===========  ===========
 Units Issued                           32,230        8,997        1,814          275        13,953            -            -
 Units Redeemed                         (7,731)      (3,786)        (581)        (134)       (4,547)           -            -
                                   -----------  -----------  -----------  -----------   -----------  -----------  -----------
Unit Balance at December 31, 2004       17,450       16,866           72            -         1,187            -            -
                                   ===========  ===========  ===========  ===========   ===========  ===========  ===========
 Units Issued                            6,401        4,612           79            -         1,187
 Units Redeemed                           (822)        (983)          (7)           -             -
                                   -----------  -----------  -----------  -----------   -----------
Unit Balance at December 31, 2003       11,871       13,237            -            -             -
                                   ===========  ===========  ===========  ===========   ===========
 Units Issued                           10,612       14,241
 Units Redeemed                           (156)      (1,021)
                                   -----------  -----------
Unit Balance at January 1, 2003          1,415           17
                                   ===========  ===========

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements


(6) CHANGES IN UNITS OUTSTANDING, CONTINUED:

                                             Met Investors                        GACC                     Russell
                                 -------------------------------------- ------------------------  ------------------------
                                   MetLife      MetLife      MetLife
                                   Balanced      Growth     Aggressive   Van Kampen     Money     Multi-Style   Aggressive
                                   Strategy     Strategy     Strategy     Comstock      Market      Equity        Equity
                                 Fund of Fund Fund of Fund Fund of Fund  Portfolio       Fund        Fund          Fund
                                 ------------ ------------ ------------ -----------  -----------  -----------  -----------
Unit Balance at December 1, 2005         419        2,621            -           59                         -            -
                                 ===========  ===========  ===========  ===========               ===========  ===========
 Units Issued                            425        2,673            -          109                         -            -
 Units Redeemed                           (6)         (52)           -          (50)                        -            -
                                 -----------  -----------  -----------  -----------               -----------  -----------
Unit Balance at December 1, 2004           -            -            -            -                         -            -
                                 ===========  ===========  ===========  ===========               ===========  ===========
 Units Issued                                                                                               -            -
 Units Redeemed                                                                                             -            -
                                                                                                  -----------  -----------
Unit Balance at December 1, 2003                                                               -            -            -
                                                                                     ===========  ===========  ===========
 Units Issued                                                                                 24            -            -
 Units Redeemed                                                                             (239)         (10)         (10)
                                                                                     -----------  -----------  -----------
Unit Balance at January 1, 2003                                                              215           10           10
                                                                                     ===========  ===========  ===========

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements


(6) CHANGES IN UNITS OUTSTANDING, CONTINUED:

                                                 Russell                                   AIM                    Alliance
                                  -------------------------------------  --------------------------------------  -----------
                                                   Core     Real Estate    Premier      Capital    International   Premier
                                    Non-U.S.       Bond     Securities     Equity     Appreciation    Growth       Growth
                                      Fund         Fund        Fund         Fund          Fund         Fund       Portfolio
                                  -----------  -----------  -----------  -----------  ------------ ------------- -----------
Unit Balance at December 31, 2005           -            -            -                     2,123             -
                                  ===========  ===========  ===========               ===========   ===========
 Units Issued                               -            -            -                         -             -
 Units Redeemed                             -            -            -                       (52)            -
                                  -----------  -----------  -----------               -----------   -----------
Unit Balance at December 31, 2004           -            -            -            -        2,175             -            -
                                  ===========  ===========  ===========  ===========  ===========   ===========  ===========
 Units Issued                               -            -            -            -            -             -            -
 Units Redeemed                             -            -            -       (6,020)         (52)            -         (720)
                                  -----------  -----------  -----------  -----------  -----------   -----------  -----------
Unit Balance at December 31, 2003           -            -            -        6,020        2,227             -          720
                                  ===========  ===========  ===========  ===========  ===========   ===========  ===========
 Units Issued                               -            -            -          128            -             -            1
 Units Redeemed                           (10)         (10)         (10)        (164)         (74)          (20)         (46)
                                  -----------  -----------  -----------  -----------  -----------   -----------  -----------
Unit Balance at January 1, 2003            10           10           10        6,056        2,301            20          765
                                  ===========  ===========  ===========  ===========  ===========   ===========  ===========

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements


(6) CHANGES IN UNITS OUTSTANDING, CONTINUED:

                                   Alliance        Liberty           Goldman Sachs                      Scudder II
                                  -----------  --------------- -------------------------  -------------------------------------
                                   Bernstein                                                             Dreman
                                  Real Estate      Newport      Growth and  International  Small-Cap    Small-Cap    Government
                                  Investment     Tiger Fund,      Income       Equity       Growth        Value      Securities
                                   Portfolio   Variable Series     Fund         Fund       Portfolio    Portfolio    Portfolio
                                  -----------  --------------- -----------  ------------- -----------  -----------  -----------
Unit Balance at December 31, 2005           -                                                       -            -            -
                                  ===========                                             ===========  ===========  ===========
 Units Issued                               -                                                       -            -            -
 Units Redeemed                          (148)                                                      -            -            -
                                  -----------                                             -----------  -----------  -----------
Unit Balance at December 31, 2004         148              -             -             -            -            -            -
                                  ===========    ===========   ===========   ===========  ===========  ===========  ===========
 Units Issued                               -              -             -             -            -            -            -
 Units Redeemed                            (5)             -             -             -            -            -            -
                                  -----------    -----------   -----------   -----------  -----------  -----------  -----------
Unit Balance at December 31, 2003         153              -             -             -            -            -            -
                                  ===========    ===========   ===========   ===========  ===========  ===========  ===========
 Units Issued                               2              -             -             -            -            -            -
 Units Redeemed                           (19)           (10)          (10)          (10)         (10)         (10)         (10)
                                  -----------    -----------   -----------   -----------  -----------  -----------  -----------
Unit Balance at January 1, 2003           170             10            10            10           10           10           10
                                  ===========    ===========   ===========   ===========  ===========  ===========  ===========

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements


(6) CHANGES IN UNITS OUTSTANDING, CONTINUED:

                                                                       MFS                                      Oppenheimer
                                  ----------------------------------------------------------------------------  ------------
                                                   High      Investors     Emerging    Strategic       New        Capital
                                    Research      Income       Trust        Growth      Income      Discovery   Appreciation
                                     Series       Series      Series        Series      Series       Series         Fund
                                  -----------  -----------  -----------  -----------  -----------  -----------  ------------
Unit Balance at December 31, 2005                        -            -                                      -            -
                                               ===========  ===========                            ===========  ===========
 Units Issued                                            -            -                                      -            -
 Units Redeemed                                       (175)        (557)                                  (408)      (6,319)
                                               -----------  -----------                            -----------  -----------
Unit Balance at December 31, 2004           -          175          557            -            -          408        6,319
                                  ===========  ===========  ===========  ===========  ===========  ===========  ===========
 Units Issued                               -            -            -            -            -            -            -
 Units Redeemed                             -           (6)         (19)           -            -          (14)         (84)
                                  -----------  -----------  -----------  -----------  -----------  -----------  -----------
Unit Balance at December 31, 2003           -          181          576            -            -          422        6,403
                                  ===========  ===========  ===========  ===========  ===========  ===========  ===========
 Units Issued                               -            1            -            -            -            2          724
 Units Redeemed                           (10)         (19)         (37)         (10)         (10)         (32)         (91)
                                  -----------  -----------  -----------  -----------  -----------  -----------  -----------
Unit Balance at January 1, 2003            10          199          613           10           10          452        5,770
                                  ===========  ===========  ===========  ===========  ===========  ===========  ===========

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements


(6) CHANGES IN UNITS OUTSTANDING, CONTINUED:

                                                        Oppenheimer                                        MetLife
                                  -------------------------------------------------------  ---------------------------
                                                                                                            Harris
                                     Main Street        High                   Strategic   Davis Venture    Oakmark
                                  Growth and Income    Income        Bond        Bond          Value     Focused Value
                                        Fund            Fund         Fund        Fund        Portfolio     Portfolio
                                  ----------------- -----------  -----------  -----------  ------------- -------------
Unit Balance at December 31, 2005                                                                66,364        40,455
                                                                                            ===========   ===========
 Units Issued                                                                                    27,268        22,872
 Units Redeemed                                                                                  (8,107)       (8,971)
                                                                                            -----------   -----------
Unit Balance at December 31, 2004              -              -            -            -        47,203        26,554
                                     ===========    ===========  ===========  ===========   ===========   ===========
 Units Issued                                  -              -            -            -        25,121        15,248
 Units Redeemed                                -              -         (481)           -        (2,317)       (1,691)
                                     -----------    -----------  -----------  -----------   -----------   -----------
Unit Balance at December 31, 2003              -              -          481            -        24,399        12,997
                                     ===========    ===========  ===========  ===========   ===========   ===========
 Units Issued                                  -              -            1            -        20,227        11,235
 Units Redeemed                              (10)           (10)         (34)         (10)       (2,480)       (1,197)
                                     -----------    -----------  -----------  -----------   -----------   -----------
Unit Balance at January 1, 2003               10             10          514           10         6,652         2,959
                                     ===========    ===========  ===========  ===========   ===========   ===========

                                  ------------

                                   Jennison
                                    Growth
                                   Portfolio
                                  -----------
Unit Balance at December 31, 2005      15,304
                                  ===========
 Units Issued                           5,003
 Units Redeemed                        (1,373)
                                  -----------
Unit Balance at December 31, 2004      11,674
                                  ===========
 Units Issued                           5,272
 Units Redeemed                        (1,035)
                                  -----------
Unit Balance at December 31, 2003       7,437
                                  ===========
 Units Issued                           7,856
 Units Redeemed                          (812)
                                  -----------
Unit Balance at January 1, 2003           393
                                  ===========

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements


(6) CHANGES IN UNITS OUTSTANDING, CONTINUED:

                                                                                MetLife
                                  -------------------------------------------------------------------------------------
                                    Capital                                           Salomon Brothers
                                   Guardian     BlackRock     MetLife     BlackRock    Strategic Bond  Salomon Brothers
                                  U.S. Equity  Money Market Stock Index  Bond Income   Opportunities   U.S. Government
                                   Portfolio    Portfolio    Portfolio    Portfolio      Portfolio        Portfolio
                                  -----------  ------------ -----------  -----------  ---------------- ----------------
Unit Balance at December 31, 2005       1,079      167,631       41,696            -              -               12
                                  ===========  ===========  ===========  ===========    ===========      ===========
 Units Issued                               -      185,799       10,013            -              -               28
 Units Redeemed                           (25)     (18,538)     (12,724)        (465)             -              (16)
                                  -----------  -----------  -----------  -----------    -----------      -----------
Unit Balance at December 31, 2004       1,104          370       44,407          465              -                -
                                  ===========  ===========  ===========  ===========    ===========      ===========
 Units Issued                           1,107           83       14,472          474              -                -
 Units Redeemed                            (3)           -       (1,550)          (9)             -                -
                                  -----------  -----------  -----------  -----------    -----------      -----------
Unit Balance at December 31, 2003           -          287       31,485            -              -                -
                                  ===========  ===========  ===========  ===========    ===========      ===========
 Units Issued                                          306       20,447
 Units Redeemed                                        (19)      (5,059)
                                               -----------  -----------
Unit Balance at January 1, 2003                          -       16,097
                                               ===========  ===========

                                  -------------
                                  T. Rowe Price
                                    Small-Cap
                                     Growth
                                    Portfolio
                                  -------------
Unit Balance at December 31, 2005          248
                                   ===========
 Units Issued                                -
 Units Redeemed                             (6)
                                   -----------
Unit Balance at December 31, 2004          254
                                   ===========
 Units Issued                              258
 Units Redeemed                             (4)
                                   -----------
Unit Balance at December 31, 2003            -
                                   ===========
 Units Issued
 Units Redeemed

Unit Balance at January 1, 2003


                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements


(6) CHANGES IN UNITS OUTSTANDING, CONTINUED:

                                     MetLife                                  Putnam                                Templeton
                                  ------------- -----------------------------------------------------------------  -----------
                                  T. Rowe Price                                                      International    Global
                                    Large-Cap    Growth and                            International      New         Income
                                     Growth        Income     New Value      Vista        Growth     Opportunities  Securities
                                    Portfolio       Fund        Fund         Fund          Fund          Fund          Fund
                                  ------------- -----------  -----------  -----------  ------------- ------------- -----------
Unit Balance at December 31, 2005            -            -                         -             -
                                   ===========  ===========               ===========   ===========
 Units Issued                                -            -                         -             -
 Units Redeemed                              -         (465)                        -          (209)
                                   -----------  -----------               -----------   -----------
Unit Balance at December 31, 2004            -          465            -            -           209             -            -
                                   ===========  ===========  ===========  ===========   ===========   ===========  ===========
 Units Issued                                -            -            -            -             -             -            -
 Units Redeemed                              -          (15)           -            -            (7)            -            -
                                   -----------  -----------  -----------  -----------   -----------   -----------  -----------
Unit Balance at December 31, 2003            -          480            -            -           216             -            -
                                   ===========  ===========  ===========  ===========   ===========   ===========  ===========
 Units Issued                                             -            -            -             -             -            -
 Units Redeemed                                         (33)         (10)         (10)          (20)          (10)         (10)
                                                -----------  -----------  -----------   -----------   -----------  -----------
Unit Balance at January 1, 2003                         513           10           10           236            10           10
                                                ===========  ===========  ===========   ===========   ===========  ===========

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements


(6) CHANGES IN UNITS OUTSTANDING, CONTINUED:

                                                                      Templeton
                                  --------------------------------------------------------------------------------
                                                                          Developing     Mutual        Franklin
                                   Franklin       Growth      Foreign      Markets       Shares    Large-Cap Growth
                                   Small-Cap    Securities   Securities   Securities   Securities     Securities
                                     Fund          Fund         Fund         Fund         Fund           Fund
                                  -----------  -----------  -----------  -----------  -----------  ----------------
Unit Balance at December 31, 2005                    2,632            -            -
                                               ===========  ===========  ===========
 Units Issued                                            -            -            -
 Units Redeemed                                        (63)        (176)        (213)
                                               -----------  -----------  -----------
Unit Balance at December 31, 2004           -        2,695          176          213            -              -
                                  ===========  ===========  ===========  ===========  ===========    ===========
 Units Issued                               -            -            -            -            -              -
 Units Redeemed                          (359)         (64)          (6)          (7)           -              -
                                  -----------  -----------  -----------  -----------  -----------    -----------
Unit Balance at December 31, 2003         359        2,759          182          220            -              -
                                  ===========  ===========  ===========  ===========  ===========    ===========
 Units Issued                               -            -            -            -            -              -
 Units Redeemed                           (29)         (76)         (29)         (20)         (10)           (10)
                                  -----------  -----------  -----------  -----------  -----------    -----------
Unit Balance at January 1, 2003           388        2,835          211          240           10             10
                                  ===========  ===========  ===========  ===========  ===========    ===========

(7) SUBSEQUENT EVENT
   On November 9, 2006, MLIOC merged with and into MetLife Investors Insurance Company ("MLI"). Upon consummation of the merger, MLIOC's separate corporate existence ceased by operation of law, and MLI assumed legal ownership of all the assets of MLIOC, including the Separate Account and its assets. As a result of the merger, MLI also has become responsible for all of MLIOC's liabilities and obligations, including those created under Contracts initially issued by MLIOC and outstanding on the date of the merger. Such Contracts have thereby become variable contracts funded by a separate account of MLI, and each Owner thereof has become a contract holder of MLI.

                                                                    (Concluded)

                 METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
                             FINANCIAL HIGHLIGHTS


The following table was developed by separating each sub-account into the two products offered by MetLife Investors Variable Life Account Five, single premium variable life and flexible premium variable universal life:

                                                                                Single Premium Variable Life
                                                  ---------------------------------------------------------------------------
                                                                                        Met Investors
                                                  ---------------------------------------------------------------------------
                                                   Lord Abbett    Lord Abbett    Lord Abbett    Lord Abbett     Lord Abbett
                                                   Growth and        Bond        Developing       Growth          Mid-Cap
                                                     Income        Debenture       Growth      Opportunities       Value
                                                    Portfolio      Portfolio      Portfolio      Portfolio       Portfolio
                                                  ------------   ------------   ------------   -------------   ------------
December 31, 2005
  Units                                                 68,752         17,393                           110           8,256
  Unit Fair Value                                 $      16.94   $      14.60                  $      15.43    $      25.86
  Net Assets (In Thousands)                       $      1,165   $        254                  $          2    $        214
  Investment Income Ratio to Net Assets/1/                1.22%          4.70%                         0.00%           0.60%
  Expenses as a percent of Average Net Assets/2/          0.00%          0.00%                         0.00%           0.00%
  Total Return/3/                                         3.68%          1.81%                         4.71%           8.28%

December 31, 2004
  Units                                                 70,419         17,707                           113           8,450
  Unit Fair Value                                 $      16.34   $      14.34                  $      14.73    $      23.89
  Net Assets (In Thousands)                       $      1,151   $        254                  $          2    $        202
  Investment Income Ratio to Net Assets/1/                0.51%          3.48%                         0.00%           0.49%
  Expenses as a percent of Average Net Assets/2/          0.00%          0.00%                         0.00%           0.00%
  Total Return/3/                                        12.92%          8.43%                        12.76%          24.82%

December 31, 2003
  Units                                                 72,799         18,996                           116           9,348
  Unit Fair Value                                 $      14.47   $      13.22                  $      13.06    $      19.14
  Net Assets (In Thousands)                       $      1,054   $        251                  $          2    $        179
  Investment Income Ratio to Net Assets/1/                0.84%          2.11%                         0.00%           0.69%
  Expenses as a percent of Average Net Assets/2/          0.00%          0.00%                         0.00%           0.00%
  Total Return/3/                                        31.06%         19.52%                        30.65%          26.16%

December 31, 2002
  Units                                                 48,748         18,201            177                          9,577
  Unit Fair Value                                 $      11.04   $      11.06   $       7.01                   $      15.17
  Net Assets (In Thousands)                       $        538   $        201   $          1                   $        145
  Investment Income Ratio to Net Assets/1/                1.03%          8.42%          0.00%                          0.45%
  Expenses as a percent of Average Net Assets/2/          0.00%          0.00%          0.00%                          0.00%
  Total Return/3/                                       (17.95%)        (0.39%)       (28.99%)                        (9.31%)

December 31, 2001
  Units                                                 40,894         17,732            181                          6,948
  Unit Fair Value                                 $      13.46   $      11.10   $       9.87                   $      16.73
  Net Assets (In Thousands)                       $        550   $        197   $          2                   $        116
  Investment Income Ratio to Net Assets/1/                0.95%          7.58%          0.00%                          0.49%
  Expenses as a percent of Average Net Assets/2/          0.00%          0.00%          0.00%                          0.00%
  Total Return/3/                                        (5.72%)         3.79%         (6.84%)                         8.09%

                                                  ------------

                                                  ------------

                                                    JP Morgan
                                                  Enhanced Index
                                                    Portfolio
                                                  --------------
December 31, 2005
  Units
  Unit Fair Value
  Net Assets (In Thousands)
  Investment Income Ratio to Net Assets/1/
  Expenses as a percent of Average Net Assets/2/
  Total Return/3/

December 31, 2004
  Units
  Unit Fair Value
  Net Assets (In Thousands)
  Investment Income Ratio to Net Assets/1/
  Expenses as a percent of Average Net Assets/2/
  Total Return/3/

December 31, 2003
  Units
  Unit Fair Value
  Net Assets (In Thousands)
  Investment Income Ratio to Net Assets/1/
  Expenses as a percent of Average Net Assets/2/
  Total Return/3/

December 31, 2002
  Units                                                  33,181
  Unit Fair Value                                  $       8.40
  Net Assets (In Thousands)                        $        279
  Investment Income Ratio to Net Assets/1/                95.00%
  Expenses as a percent of Average Net Assets/2/           0.00%
  Total Return/3/                                        (24.96%)

December 31, 2001
  Units                                                  39,987
  Unit Fair Value                                  $      11.19
  Net Assets (In Thousands)                        $        447
  Investment Income Ratio to Net Assets/1/                 0.81%
  Expenses as a percent of Average Net Assets/2/           0.00%
  Total Return/3/                                        (11.41%)

                                                                    (Continued)

                 METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
                             FINANCIAL HIGHLIGHTS



The following table was developed by separating each sub-account into the two products offered by MetLife Investors Variable Life Account Five, single premium variable life and flexible premium variable universal life:

                                                                               Single Premium Variable Life
                                                  ------------------------------------------------------------------------
                                                                                      Met Investors
                                                  ------------------------------------------------------------------------
                                                    JP Morgan                                  Met/Putnam       PIMCO
                                                  International   JP Morgan      JP Morgan       Capital     Total Return
                                                     Equity      Quality Bond  Select Equity  Opportunities      Bond
                                                    Portfolio     Portfolio      Portfolio      Portfolio     Portfolio
                                                  -------------  ------------  -------------  -------------  ------------
December 31, 2005
  Units                                                                                              9,986              -
  Unit Fair Value                                                                             $      13.96   $      13.21
  Net Assets (In Thousands)                                                                   $        139   $          -
  Investment Income Ratio to Net Assets/1/                                                            0.31%          0.07%
  Expenses as a percent of Average Net Assets/2/                                                      0.00%          0.00%
  Total Return/3/                                                                                    10.08%          2.46%

December 31, 2004
  Units                                                                                             10,250              -
  Unit Fair Value                                                                             $      12.68   $      12.89
  Net Assets (In Thousands)                                                                   $        130   $          -
  Investment Income Ratio to Net Assets/1/                                                            0.00%          7.68%
  Expenses as a percent of Average Net Assets/2/                                                      0.00%          0.00%
  Total Return/3/                                                                                    18.54%          5.25%

December 31, 2003
  Units                                                                     -        11,884          9,364
  Unit Fair Value                                                $      14.26  $      11.02   $      10.70
  Net Assets (In Thousands)                                      $          -  $        131   $        100
  Investment Income Ratio to Net Assets/1/                               0.00%         0.63%          0.00%
  Expenses as a percent of Average Net Assets/2/                         0.00%         0.00%          0.00%
  Total Return/3/                                                        3.99%        33.50%         28.73%

December 31, 2002
  Units                                                  8,407          1,411        12,168          9,462
  Unit Fair Value                                 $       7.53   $      13.71  $       8.26   $       8.31
  Net Assets (In Thousands)                       $         63   $         19  $        100   $         79
  Investment Income Ratio to Net Assets/1/                0.00%          4.32%         0.65%          0.09%
  Expenses as a percent of Average Net Assets/2/          0.00%          0.00%         0.00%          0.00%
  Total Return/3/                                       (16.36%)         8.95%       (25.65%)       (21.05%)

December 31, 2001
  Units                                                 11,894              9        14,457          9,693
  Unit Fair Value                                 $       9.00   $      12.58  $      11.10   $      10.53
  Net Assets (In Thousands)                       $        107   $          -  $        161   $        102
  Investment Income Ratio to Net Assets/1/                1.29%          4.81%         0.45%          0.18%
  Expenses as a percent of Average Net Assets/2/          0.00%          0.00%         0.00%          0.00%
  Total Return/3/                                       (20.33%)         7.05%        (6.02%)        (8.45%)

                                                  -------------

                                                  -------------
                                                       MFS
                                                    Research
                                                  International
                                                    Portfolio
                                                  -------------
December 31, 2005
  Units                                                  5,671
  Unit Fair Value                                 $      18.74
  Net Assets (In Thousands)                       $        106
  Investment Income Ratio to Net Assets/1/                0.58%
  Expenses as a percent of Average Net Assets/2/          0.00%
  Total Return/3/                                        16.77%

December 31, 2004
  Units                                                  5,807
  Unit Fair Value                                 $      16.05
  Net Assets (In Thousands)                       $         93
  Investment Income Ratio to Net Assets/1/                0.28%
  Expenses as a percent of Average Net Assets/2/          0.00%
  Total Return/3/                                        19.72%

December 31, 2003
  Units                                                  5,946
  Unit Fair Value                                 $      13.41
  Net Assets (In Thousands)                       $         80
  Investment Income Ratio to Net Assets/1/                1.01%
  Expenses as a percent of Average Net Assets/2/          0.00%
  Total Return/3/                                        34.08%

December 31, 2002
  Units
  Unit Fair Value
  Net Assets (In Thousands)
  Investment Income Ratio to Net Assets/1/
  Expenses as a percent of Average Net Assets/2/
  Total Return/3/

December 31, 2001
  Units
  Unit Fair Value
  Net Assets (In Thousands)
  Investment Income Ratio to Net Assets/1/
  Expenses as a percent of Average Net Assets/2/
  Total Return/3/

                                                                    (Continued)

                 METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
                             FINANCIAL HIGHLIGHTS



The following table was developed by separating each sub-account into the two products offered by MetLife Investors Variable Life Account Five, single premium variable life and flexible premium variable universal life:

                                                                               Single Premium Variable Life
                                                  -----------------------------------------------------------------------
                                                         Met Investors            GACC                          AIM
                                                  --------------------------  ------------  -----------------------------
                                                     Turner     Goldman Sachs
                                                     Mid-Cap       Mid-Cap                     Premier        Capital
                                                     Growth         Value     Money Market     Equity       Appreciation
                                                    Portfolio     Portfolio       Fund          Fund            Fund
                                                  ------------  ------------- ------------  ------------   ------------
December 31, 2005
  Units                                                      -             -                                      2,123
  Unit Fair Value                                 $      12.53  $      13.64                               $      10.82
  Net Assets (In Thousands)                       $          -  $          -                               $         23
  Investment Income Ratio to Net Assets/1/                0.00%         3.88%                                      0.07%
  Expenses as a percent of Average Net Assets/2/          0.00%         0.00%                                      0.00%
  Total Return/3/                                        11.61%        12.76%                                      8.84%

December 31, 2004
  Units                                                                                                           2,175
  Unit Fair Value                                                                                          $       9.94
  Net Assets (In Thousands)                                                                                $         22
  Investment Income Ratio to Net Assets/1/                                                                         0.00%
  Expenses as a percent of Average Net Assets/2/                                                                   0.00%
  Total Return/3/                                                                                                  6.63%

December 31, 2003
  Units                                                                                            6,020          2,227
  Unit Fair Value                                                                           $       7.67   $       9.33
  Net Assets (In Thousands)                                                                 $         46   $         21
  Investment Income Ratio to Net Assets/1/                                                          0.32%          0.00%
  Expenses as a percent of Average Net Assets/2/                                                    0.00%          0.00%
  Total Return/3/                                                                                  25.08%         29.52%

December 31, 2002
  Units                                                                                  8         6,046          2,291
  Unit Fair Value                                                             $      12.40  $       6.13   $       7.20
  Net Assets (In Thousands)                                                   $          -  $         37   $         16
  Investment Income Ratio to Net Assets/1/                                           11.93%         0.28%          0.00%
  Expenses as a percent of Average Net Assets/2/                                      0.00%         0.00%          0.00%
  Total Return/3/                                                                     1.64%       (30.26%)       (24.36%)

December 31, 2001
  Units                                                                                  9        12,427          3,728
  Unit Fair Value                                                             $      12.20  $       8.79   $       9.52
  Net Assets (In Thousands)                                                   $          -  $        109   $         35
  Investment Income Ratio to Net Assets/1/                                            0.00%         0.12%          0.00%
  Expenses as a percent of Average Net Assets/2/                                      0.00%         0.00%          0.00%
  Total Return/3/                                                                     4.05%       (12.56%)       (23.28%)

                                                  -------------

                                                  -------------

                                                  International
                                                     Growth
                                                      Fund
                                                  -------------
December 31, 2005
  Units                                                      -
  Unit Fair Value                                 $       9.75
  Net Assets (In Thousands)                       $          -
  Investment Income Ratio to Net Assets/1/                0.00%
  Expenses as a percent of Average Net Assets/2/          0.00%
  Total Return/3/                                        17.93%

December 31, 2004
  Units                                                      -
  Unit Fair Value                                 $       8.26
  Net Assets (In Thousands)                       $          -
  Investment Income Ratio to Net Assets/1/                0.00%
  Expenses as a percent of Average Net Assets/2/          0.00%
  Total Return/3/                                        24.00%

December 31, 2003
  Units                                                      -
  Unit Fair Value                                 $       6.66
  Net Assets (In Thousands)                       $          -
  Investment Income Ratio to Net Assets/1/                0.00%
  Expenses as a percent of Average Net Assets/2/          0.00%
  Total Return/3/                                        29.06%

December 31, 2002
  Units                                                     10
  Unit Fair Value                                 $       5.16
  Net Assets (In Thousands)                       $          -
  Investment Income Ratio to Net Assets/1/                0.88%
  Expenses as a percent of Average Net Assets/2/          0.00%
  Total Return/3/                                       (15.67%)

December 31, 2001
  Units                                                     10
  Unit Fair Value                                 $       6.12
  Net Assets (In Thousands)                       $          -
  Investment Income Ratio to Net Assets/1/                0.00%
  Expenses as a percent of Average Net Assets/2/          0.00%
  Total Return/3/                                       (23.53%)

                                                                    (Continued)

                 METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
                             FINANCIAL HIGHLIGHTS



The following table was developed by separating each sub-account into the two products offered by MetLife Investors Variable Life Account Five, single premium variable life and flexible premium variable universal life:


                                                  -------------

                                                  -------------
                                                     Capital
                                                    Guardian
                                                   U.S. Equity
                                                     Series
                                                  ------------
December 31, 2005
  Units                                                  1,079
  Unit Fair Value                                 $     125.78
  Net Assets (In Thousands)                       $        136
  Investment Income Ratio to Net Assets/1/                0.00%
  Expenses as a percent of Average Net Assets/2/          0.00%
  Total Return/3/                                         5.78%

December 31, 2004
  Units                                                  1,104
  Unit Fair Value                                 $     118.91
  Net Assets (In Thousands)                       $        131
  Investment Income Ratio to Net Assets/1/                0.00%
  Expenses as a percent of Average Net Assets/2/          0.00%
  Total Return/3/                                        18.91%

December 31, 2003
  Units
  Unit Fair Value
  Net Assets (In Thousands)
  Investment Income Ratio to Net Assets/1/
  Expenses as a percent of Average Net Assets/2/
  Total Return/3/

December 31, 2002
  Units
  Unit Fair Value
  Net Assets (In Thousands)
  Investment Income Ratio to Net Assets/1/
  Expenses as a percent of Average Net Assets/2/
  Total Return/3/

December 31, 2001
  Units
  Unit Fair Value
  Net Assets (In Thousands)
  Investment Income Ratio to Net Assets/1/
  Expenses as a percent of Average Net Assets/2/
  Total Return/3/

                                                                 Single Premium Variable Life
                                                  ---------------------------------------------------------------------
                                                             MetLife                                 Templeton
                                                  ----------------------------------------- --------------------------
                                                    Blackrock   T. Rowe Price T. Rowe Price    Global
                                                      Money       Small-Cap     Large-Cap      Income       Franklin
                                                     Market        Growth        Growth      Securities     Small-Cap
                                                    Portfolio     Portfolio     Portfolio       Fund          Fund
                                                  ------------  ------------- ------------- ------------  ------------
December 31, 2005
  Units                                                      -           248             -
  Unit Fair Value                                 $      10.44  $      16.57  $      14.22
  Net Assets (In Thousands)                       $          -  $          4  $          -
  Investment Income Ratio to Net Assets/1/                2.39%         0.00%         0.00%
  Expenses as a percent of Average Net Assets/2/          0.00%         0.00%         0.00%
  Total Return/3/                                         2.89%        11.01%         6.59%

December 31, 2004
  Units                                                      -           254
  Unit Fair Value                                 $      10.15  $      14.93
  Net Assets (In Thousands)                       $          -  $          4
  Investment Income Ratio to Net Assets/1/                1.01%         0.00%
  Expenses as a percent of Average Net Assets/2/          0.00%         0.00%
  Total Return/3/                                         0.99%        11.08%

December 31, 2003
  Units                                                      -                                         -           359
  Unit Fair Value                                 $      10.05                              $      16.04  $       9.88
  Net Assets (In Thousands)                       $          -                              $          -  $          4
  Investment Income Ratio to Net Assets/1/                0.74%                                    13.38%         0.00%
  Expenses as a percent of Average Net Assets/2/          0.00%                                     0.00%         0.00%
  Total Return/3/                                         0.51%                                    22.72%        37.61%

December 31, 2002
  Units                                                                                               10           378
  Unit Fair Value                                                                           $      13.07  $       7.18
  Net Assets (In Thousands)                                                                 $          -  $          3
  Investment Income Ratio to Net Assets/1/                                                          0.85%         0.32%
  Expenses as a percent of Average Net Assets/2/                                                    0.00%         0.00%
  Total Return/3/                                                                                  21.44%       (28.52%)

December 31, 2001
  Units                                                                                               10           933
  Unit Fair Value                                                                           $      10.76  $      10.05
  Net Assets (In Thousands)                                                                 $          -  $          9
  Investment Income Ratio to Net Assets/1/                                                          3.82%         0.51%
  Expenses as a percent of Average Net Assets/2/                                                    0.00%         0.00%
  Total Return/3/                                                                                   2.55%       (15.02%)

                                                                    (Continued)

                 METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
                             FINANCIAL HIGHLIGHTS



The following table was developed by separating each sub-account into the two products offered by MetLife Investors Variable Life Account Five, single premium variable life and flexible premium variable universal life:

                                                           Single Premium Variable Life
                                                  --------------------------------------------
                                                                    Templeton
                                                  --------------------------------------------
                                                                                    Franklin
                                                      Growth        Foreign     Large-Cap Growth
                                                    Securities     Securities      Securities
                                                       Fund           Fund            Fund
                                                  ------------   ------------   ----------------
December 31, 2005
  Units                                                  2,632              -
  Unit Fair Value                                 $      16.08   $      12.67
  Net Assets (In Thousands)                       $         42   $          -
  Investment Income Ratio to Net Assets/1/                1.24%          1.49%
  Expenses as a percent of Average Net Assets/2/          0.00%          0.00%
  Total Return/3/                                         9.06%         10.48%

December 31, 2004
  Units                                                  2,695              -
  Unit Fair Value                                 $      14.75   $      11.47
  Net Assets (In Thousands)                       $         40   $          -
  Investment Income Ratio to Net Assets/1/                1.25%          1.14%
  Expenses as a percent of Average Net Assets/2/          0.00%          0.00%
  Total Return/3/                                        16.25%         18.87%

December 31, 2003
  Units                                                  2,759              -                -
  Unit Fair Value                                 $      12.69   $       9.65     $      11.29
  Net Assets (In Thousands)                       $         35   $          -     $          -
  Investment Income Ratio to Net Assets/1/                1.68%          2.01%            1.35%
  Expenses as a percent of Average Net Assets/2/          0.00%          0.00%            0.00%
  Total Return/3/                                        32.62%         32.55%           27.14%

December 31, 2002
  Units                                                  2,835             10               10
  Unit Fair Value                                 $       9.57   $       7.28     $       8.88
  Net Assets (In Thousands)                       $         27   $          -     $          -
  Investment Income Ratio to Net Assets/1/                2.45%          1.82%            1.00%
  Expenses as a percent of Average Net Assets/2/          0.00%          0.00%            0.00%
  Total Return/3/                                       (18.32%)       (18.40%)         (22.94%)

December 31, 2001
  Units                                                  3,412             10               10
  Unit Fair Value                                 $      11.71   $       8.92     $      11.52
  Net Assets (In Thousands)                       $         40   $          -     $          -
  Investment Income Ratio to Net Assets/1/                2.07%          5.13%            0.84%
  Expenses as a percent of Average Net Assets/2/          0.00%          0.00%            0.00%
  Total Return/3/                                        (0.98%)       (15.75%)         (11.26%)

                                                    Flexible Premium Variable Universal Life
                                                  ------------------------------------------
                                                                 Met Investors
                                                  ------------------------------------------
                                                   Lord Abbett    Lord Abbett    Lord Abbett
                                                   Growth and        Bond        Developing
                                                     Income        Debenture       Growth
                                                    Portfolio      Portfolio      Portfolio
                                                  ------------   ------------   ------------
December 31, 2005
  Units                                                 44,938         18,243
  Unit Fair Value                                 $      13.12   $      13.23
  Net Assets (In Thousands)                       $        590   $        241
  Investment Income Ratio to Net Assets/1/                1.22%          4.70%
  Expenses as a percent of Average Net Assets/2/          0.55%          0.55%
  Total Return/3/                                         3.11%          1.25%

December 31, 2004
  Units                                                 26,803         15,852
  Unit Fair Value                                 $      12.73   $      13.07
  Net Assets (In Thousands)                       $        341   $        207
  Investment Income Ratio to Net Assets/1/                0.51%          3.48%
  Expenses as a percent of Average Net Assets/2/          0.55%          0.55%
  Total Return/3/                                        12.30%          7.84%

December 31, 2003
  Units                                                 14,224         12,871
  Unit Fair Value                                 $      11.33   $      12.12
  Net Assets (In Thousands)                       $        161   $        156
  Investment Income Ratio to Net Assets/1/                0.84%          2.11%
  Expenses as a percent of Average Net Assets/2/          0.55%          0.55%
  Total Return/3/                                        30.34%         18.86%

December 31, 2002
  Units                                                  2,043          2,433             10
  Unit Fair Value                                 $       8.70   $      10.20   $       5.75
  Net Assets (In Thousands)                       $         18   $         25   $          -
  Investment Income Ratio to Net Assets/1/                1.03%          8.42%          0.00%
  Expenses as a percent of Average Net Assets/2/          0.55%          0.55%          0.55%
  Total Return/3/                                       (18.40%)        (0.94%)       (29.38%)

December 31, 2001
  Units                                                     10             10             10
  Unit Fair Value                                 $      10.66   $      10.29   $       8.14
  Net Assets (In Thousands)                       $          -   $          -   $          -
  Investment Income Ratio to Net Assets/1/                0.95%          7.58%          0.00%
  Expenses as a percent of Average Net Assets/2/          0.55%          0.55%          0.55%
  Total Return/3/                                        (6.24%)         3.21%         (7.35%)

                                                                    (Continued)

                 METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
                             FINANCIAL HIGHLIGHTS



The following table was developed by separating each sub-account into the two products offered by MetLife Investors Variable Life Account Five, single premium variable life and flexible premium variable universal life:


                                                  -------------

                                                  -------------
                                                   Lord Abbett
                                                     Growth
                                                  Opportunities
                                                    Portfolio
                                                  -------------
December 31, 2005
  Units                                                      -
  Unit Fair Value                                 $       8.81
  Net Assets (In Thousands)                       $          -
  Investment Income Ratio to Net Assets/1/                0.00%
  Expenses as a percent of Average Net Assets/2/          0.55%
  Total Return/3/                                         4.14%

December 31, 2004
  Units                                                      -
  Unit Fair Value                                 $       8.46
  Net Assets (In Thousands)                       $          -
  Investment Income Ratio to Net Assets/1/                0.00%
  Expenses as a percent of Average Net Assets/2/          0.55%
  Total Return/3/                                        12.14%

December 31, 2003
  Units                                                      -
  Unit Fair Value                                 $       7.55
  Net Assets (In Thousands)                       $          -
  Investment Income Ratio to Net Assets/1/                0.00%
  Expenses as a percent of Average Net Assets/2/          0.55%
  Total Return/3/                                        30.16%

December 31, 2002
  Units
  Unit Fair Value
  Net Assets (In Thousands)
  Investment Income Ratio to Net Assets/1/
  Expenses as a percent of Average Net Assets/2/
  Total Return/3/

December 31, 2001
  Units
  Unit Fair Value
  Net Assets (In Thousands)
  Investment Income Ratio to Net Assets/1/
  Expenses as a percent of Average Net Assets/2/
  Total Return/3/

                                                                Flexible Premium Variable Universal Life
                                                  --------------------------------------------------------------------------------
                                                                              Met Investors
                                                  --------------------------------------------------------------------------------
                                                   Lord Abbett
                                                     Mid-Cap       JP Morgan          JP Morgan         JP Morgan
                                                      Value      Enhanced Index  International Equity  Quality Bond
                                                    Portfolio      Portfolio          Portfolio         Portfolio
                                                  ------------   --------------  -------------------- ------------
December 31, 2005
  Units                                                      -
  Unit Fair Value                                 $      21.71
  Net Assets (In Thousands)                       $          -
  Investment Income Ratio to Net Assets/1/                0.60%
  Expenses as a percent of Average Net Assets/2/          0.55%
  Total Return/3/                                         7.69%

December 31, 2004
  Units                                                    123
  Unit Fair Value                                 $      20.16
  Net Assets (In Thousands)                       $          2
  Investment Income Ratio to Net Assets/1/                0.49%
  Expenses as a percent of Average Net Assets/2/          0.55%
  Total Return/3/                                        24.14%

December 31, 2003
  Units                                                    127                                                   -
  Unit Fair Value                                 $      16.24                                        $      13.01
  Net Assets (In Thousands)                       $          2                                        $          -
  Investment Income Ratio to Net Assets/1/                0.69%                                               0.00%
  Expenses as a percent of Average Net Assets/2/          0.55%                                               0.55%
  Total Return/3/                                        25.47%                                               3.42%

December 31, 2002
  Units                                                    143              10                 10               10
  Unit Fair Value                                 $      12.94    $       5.82       $       5.70     $       6.44
  Net Assets (In Thousands)                       $          2    $          -       $          -     $          -
  Investment Income Ratio to Net Assets/1/                0.45%           0.95%              0.00%            0.65%
  Expenses as a percent of Average Net Assets/2/          0.55%           0.55%              0.55%            0.55%
  Total Return/3/                                        (9.81%)        (25.37%)           (16.82%)         (26.05%)

December 31, 2001
  Units                                                    149              10                 10               10
  Unit Fair Value                                 $      14.35    $       7.80       $       6.85     $      11.61
  Net Assets (In Thousands)                       $          2    $          -       $          -     $          -
  Investment Income Ratio to Net Assets/1/                0.49%           0.81%              1.29%            4.81%
  Expenses as a percent of Average Net Assets/2/          0.55%           0.55%              0.55%            0.55%
  Total Return/3/                                         7.50%         (11.90%)            20.77%            6.46%

                                                  -------------

                                                  -------------

                                                    JP Morgan
                                                  Select Equity
                                                    Portfolio
                                                  -------------
December 31, 2005
  Units
  Unit Fair Value
  Net Assets (In Thousands)
  Investment Income Ratio to Net Assets/1/
  Expenses as a percent of Average Net Assets/2/
  Total Return/3/

December 31, 2004
  Units
  Unit Fair Value
  Net Assets (In Thousands)
  Investment Income Ratio to Net Assets/1/
  Expenses as a percent of Average Net Assets/2/
  Total Return/3/

December 31, 2003
  Units                                                      -
  Unit Fair Value                                 $       8.55
  Net Assets (In Thousands)                       $          -
  Investment Income Ratio to Net Assets/1/                0.63%
  Expenses as a percent of Average Net Assets/2/          0.55%
  Total Return/3/                                        32.77%

December 31, 2002
  Units                                                     10
  Unit Fair Value                                 $      12.58
  Net Assets (In Thousands)                       $          -
  Investment Income Ratio to Net Assets/1/                4.32%
  Expenses as a percent of Average Net Assets/2/          0.55%
  Total Return/3/                                         8.36%

December 31, 2001
  Units                                                     10
  Unit Fair Value                                 $       8.71
  Net Assets (In Thousands)                       $          -
  Investment Income Ratio to Net Assets/1/                0.45%
  Expenses as a percent of Average Net Assets/2/          0.55%
  Total Return/3/                                        (6.53%)

                                                                    (Continued)

                 METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
                             FINANCIAL HIGHLIGHTS



The following table was developed by separating each sub-account into the two products offered by MetLife Investors Variable Life Account Five, single premium variable life and flexible premium variable universal life:

                                                                          Flexible Premium Variable Universal Life
                                                  ---------------------------------------------------------------------------
                                                                                       Met Investors
                                                  ---------------------------------------------------------------------------
                                                   Met/Putnam     Oppenheimer       PIMCO          Janus
                                                     Capital        Capital       Inflation      Aggressive      Met/Putnam
                                                  Opportunities   Appreciation  Protected Bond     Growth         Research
                                                    Portfolio      Portfolio      Portfolio      Portfolio       Portfolio
                                                  -------------  ------------   -------------- ------------    ------------
December 31, 2005
  Units                                                      -         30,865          25,707        23,868
  Unit Fair Value                                 $      10.88   $      11.24    $      11.54  $      11.72
  Net Assets (In Thousands)                       $          -   $        347    $        297  $        280
  Investment Income Ratio to Net Assets/1/                0.31%          0.11%           0.00%         0.00%
  Expenses as a percent of Average Net Assets/2/          0.55%          0.55%           0.55%         0.55%
  Total Return/3/                                         9.48%          4.42%           0.92%        13.22%

December 31, 2004
  Units                                                      -         15,388          17,249        22,216
  Unit Fair Value                                 $       9.93   $      10.76    $      11.43  $      10.35
  Net Assets (In Thousands)                       $          -   $        166    $        197  $        230
  Investment Income Ratio to Net Assets/1/                0.00%          2.86%           9.73%         0.00%
  Expenses as a percent of Average Net Assets/2/          0.55%          0.55%           0.55%         0.55%
  Total Return/3/                                        17.89%          6.11%           8.83%         8.22%

December 31, 2003
  Units                                                      -         10,847           2,424        20,953           2,111
  Unit Fair Value                                 $       8.43   $      10.14    $      10.51  $       9.56    $      10.13
  Net Assets (In Thousands)                       $          -   $        110    $         25  $        200    $         21
  Investment Income Ratio to Net Assets/1/                0.00%          0.00%           1.63%         0.00%           0.03%
  Expenses as a percent of Average Net Assets/2/          0.55%          0.55%           0.55%         0.55%           0.55%
  Total Return/3/                                        28.02%         28.04%           5.07%        30.20%          23.93%

December 31, 2002
  Units                                                     10            903                         5,787           2,176
  Unit Fair Value                                 $       6.58   $       7.92                  $       7.34    $       8.17
  Net Assets (In Thousands)                       $          -   $          7                  $         42    $         18
  Investment Income Ratio to Net Assets/1/                0.09%          0.11%                         0.19%           1.06%
  Expenses as a percent of Average Net Assets/2/          0.55%          0.55%                         0.55%           0.55%
  Total Return/3/                                       (21.48%)       (20.78%)                      (26.56%)        (18.30%)

December 31, 2001
  Units                                                     10
  Unit Fair Value                                 $       8.38
  Net Assets (In Thousands)                       $          -
  Investment Income Ratio to Net Assets/1/                0.18%
  Expenses as a percent of Average Net Assets/2/          0.55%
  Total Return/3/                                        (8.96%)

                                                  ------------

                                                  ------------
                                                     PIMCO
                                                  Total Return
                                                      Bond
                                                   Portfolio
                                                  ------------
December 31, 2005
  Units                                                 53,925
  Unit Fair Value                                 $      11.97
  Net Assets (In Thousands)                       $        646
  Investment Income Ratio to Net Assets/1/                0.07%
  Expenses as a percent of Average Net Assets/2/          0.55%
  Total Return/3/                                         1.90%

December 31, 2004
  Units                                                 39,881
  Unit Fair Value                                 $      11.75
  Net Assets (In Thousands)                       $        469
  Investment Income Ratio to Net Assets/1/                7.68%
  Expenses as a percent of Average Net Assets/2/          0.55%
  Total Return/3/                                         4.67%

December 31, 2003
  Units                                                 21,157
  Unit Fair Value                                 $      11.22
  Net Assets (In Thousands)                       $        237
  Investment Income Ratio to Net Assets/1/                1.46%
  Expenses as a percent of Average Net Assets/2/          0.55%
  Total Return/3/                                         3.95%

December 31, 2002
  Units                                                 14,853
  Unit Fair Value                                 $      10.80
  Net Assets (In Thousands)                       $        160
  Investment Income Ratio to Net Assets/1/                0.00%
  Expenses as a percent of Average Net Assets/2/          0.55%
  Total Return/3/                                         7.97%

December 31, 2001
  Units
  Unit Fair Value
  Net Assets (In Thousands)
  Investment Income Ratio to Net Assets/1/
  Expenses as a percent of Average Net Assets/2/
  Total Return/3/

                                                                    (Continued)

                 METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
                             FINANCIAL HIGHLIGHTS



The following table was developed by separating each sub-account into the two products offered by MetLife Investors Variable Life Account Five, single premium variable life and flexible premium variable universal life:

                                                                          Flexible Premium Variable Universal Life
                                                  -------------------------------------------------------------------------
                                                                                       Met Investors
                                                  -------------------------------------------------------------------------
                                                      PIMCO          RCM       T. Rowe Price       MFS            AIM
                                                      Money         Global        Mid-Cap       Research       Small-Cap
                                                     Market       Technology      Growth      International     Growth
                                                    Portfolio     Portfolio      Portfolio      Portfolio      Portfolio
                                                  ------------  ------------   -------------  -------------  ------------
December 31, 2005
  Units                                                               11,180         35,921         12,894         26,341
  Unit Fair Value                                               $       8.10   $      11.23   $      16.70   $      11.86
  Net Assets (In Thousands)                                     $         91   $        404   $        215   $        312
  Investment Income Ratio to Net Assets/1/                              0.00%          0.00%          0.58%          0.00%
  Expenses as a percent of Average Net Assets/2/                        0.55%          0.55%          0.55%          0.55%
  Total Return/3/                                                      10.74%         14.24%         16.16%          8.00%

December 31, 2004
  Units                                                191,544        14,683         21,990         18,894         32,561
  Unit Fair Value                                 $      10.12  $       7.31   $       9.83   $      14.37   $      10.98
  Net Assets (In Thousands)                       $      1,938  $        107   $        216   $        272   $        357
  Investment Income Ratio to Net Assets/1/                0.91%         0.12%          0.00%          0.28%          0.00%
  Expenses as a percent of Average Net Assets/2/          0.55%         0.55%          0.55%          0.55%          0.55%
  Total Return/3/                                         0.34%        (4.80%)        17.50%         19.06%          6.15%

December 31, 2003
  Units                                                241,891         3,748         12,521          9,117         25,399
  Unit Fair Value                                 $      10.08  $       7.68   $       8.37   $      12.07   $      10.34
  Net Assets (In Thousands)                       $      2,439  $         29   $        105   $        110   $        263
  Investment Income Ratio to Net Assets/1/                0.67%         0.00%          0.00%          1.01%          0.00%
  Expenses as a percent of Average Net Assets/2/          0.55%         0.55%          0.55%          0.55%          0.55%
  Total Return/3/                                         0.13%        56.98%         36.37%         31.47%         38.31%

December 31, 2002
  Units                                                294,272            10          3,644            559          3,078
  Unit Fair Value                                 $      10.07  $       4.89   $       6.14   $       9.18   $       7.48
  Net Assets (In Thousands)                       $      2,963  $          -   $         22   $          5   $         23
  Investment Income Ratio to Net Assets/1/                0.81%         0.00%          0.00%          0.35%          0.00%
  Expenses as a percent of Average Net Assets/2/          0.55%         0.55%          0.55%          0.55%          0.55%
  Total Return/3/                                         0.69%       (51.05%)       (38.63%)        (8.18%)       (25.23%)

December 31, 2001
  Units
  Unit Fair Value
  Net Assets (In Thousands)
  Investment Income Ratio to Net Assets/1/
  Expenses as a percent of Average Net Assets/2/
  Total Return/3/

                                                  -------------

                                                  -------------

                                                     Lazard
                                                     Mid-Cap
                                                   Portfolio B
                                                  ------------
December 31, 2005
  Units                                                 33,218
  Unit Fair Value                                 $      13.78
  Net Assets (In Thousands)                       $        458
  Investment Income Ratio to Net Assets/1/                0.39%
  Expenses as a percent of Average Net Assets/2/          0.55%
  Total Return/3/                                         7.81%

December 31, 2004
  Units                                                 31,182
  Unit Fair Value                                 $      12.78
  Net Assets (In Thousands)                       $        399
  Investment Income Ratio to Net Assets/1/                0.00%
  Expenses as a percent of Average Net Assets/2/          0.55%
  Total Return/3/                                        13.97%

December 31, 2003
  Units                                                 26,047
  Unit Fair Value                                 $      11.21
  Net Assets (In Thousands)                       $        292
  Investment Income Ratio to Net Assets/1/                0.14%
  Expenses as a percent of Average Net Assets/2/          0.55%
  Total Return/3/                                        25.73%

December 31, 2002
  Units                                                  4,611
  Unit Fair Value                                 $       8.92
  Net Assets (In Thousands)                       $         41
  Investment Income Ratio to Net Assets/1/                0.10%
  Expenses as a percent of Average Net Assets/2/          0.55%
  Total Return/3/                                       (10.80%)

December 31, 2001
  Units
  Unit Fair Value
  Net Assets (In Thousands)
  Investment Income Ratio to Net Assets/1/
  Expenses as a percent of Average Net Assets/2/
  Total Return/3/

                                                                    (Continued)

                 METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
                             FINANCIAL HIGHLIGHTS



The following table was developed by separating each sub-account into the two products offered by MetLife Investors Variable Life Account Five, single premium variable life and flexible premium variable universal life:

                                                                        Flexible Premium Variable Universal Life
                                                  ----------------------------------------------------------------------
                                                                                     Met Investors
                                                  ----------------------------------------------------------------------
                                                     Harris      Third Avenue    Neuberger      Turner     Goldman Sachs
                                                     Oakmark      Small-Cap       Berman        Mid-Cap       Mid-Cap
                                                  International     Value       Real Estate     Growth         Value
                                                    Portfolio     Portfolio      Portfolio     Portfolio     Portfolio
                                                  -------------  ------------  ------------  ------------  -------------
December 31, 2005
  Units                                                 41,949         22,077         1,305           141        10,593
  Unit Fair Value                                 $      15.67   $      20.53  $      14.61  $      12.42  $      13.52
  Net Assets (In Thousands)                       $        657   $        453  $         19  $          2  $        143
  Investment Income Ratio to Net Assets/1/                0.21%          0.00%         0.00%         0.00%         3.88%
  Expenses as a percent of Average Net Assets/2/          0.55%          0.55%         0.55%         0.55%         0.55%
  Total Return/3/                                        13.86%         15.18%        12.99%        11.00%        12.14%

December 31, 2004
  Units                                                 17,450         16,866            72                       1,187
  Unit Fair Value                                 $      13.76   $      17.82  $      12.93                $      12.05
  Net Assets (In Thousands)                       $        240   $        301  $          1                $         14
  Investment Income Ratio to Net Assets/1/                0.04%          2.02%         4.59%                       5.20%
  Expenses as a percent of Average Net Assets/2/          0.55%          0.55%         0.55%                       0.55%
  Total Return/3/                                        20.14%         26.11%        29.27%                      20.53%

December 31, 2003
  Units                                                 11,871         13,237
  Unit Fair Value                                 $      11.46   $      14.13
  Net Assets (In Thousands)                       $        136   $        187
  Investment Income Ratio to Net Assets/1/                2.47%          0.73%
  Expenses as a percent of Average Net Assets/2/          0.55%          0.55%
  Total Return/3/                                        34.63%         40.76%

December 31, 2002
  Units                                                  1,415             17
  Unit Fair Value                                 $       8.51   $      10.04
  Net Assets (In Thousands)                       $         12   $          -
  Investment Income Ratio to Net Assets/1/                0.30%          0.00%
  Expenses as a percent of Average Net Assets/2/          0.55%          0.55%
  Total Return/3/                                       (14.90%)         0.40%

December 31, 2001
  Units
  Unit Fair Value
  Net Assets (In Thousands)
  Investment Income Ratio to Net Assets/1/
  Expenses as a percent of Average Net Assets/2/
  Total Return/3/

                                                  -------------

                                                  -------------
                                                    MetLife
                                                   Defensive
                                                    Strategy
                                                  Fund of Fund
                                                  ------------
December 31, 2005
  Units                                                      -
  Unit Fair Value                                 $     105.45
  Net Assets (In Thousands)                       $          -
  Investment Income Ratio to Net Assets/1/                0.00%
  Expenses as a percent of Average Net Assets/2/          0.55%
  Total Return/3/                                         5.47%

December 31, 2004
  Units
  Unit Fair Value
  Net Assets (In Thousands)
  Investment Income Ratio to Net Assets/1/
  Expenses as a percent of Average Net Assets/2/
  Total Return/3/

December 31, 2003
  Units
  Unit Fair Value
  Net Assets (In Thousands)
  Investment Income Ratio to Net Assets/1/
  Expenses as a percent of Average Net Assets/2/
  Total Return/3/

December 31, 2002
  Units
  Unit Fair Value
  Net Assets (In Thousands)
  Investment Income Ratio to Net Assets/1/
  Expenses as a percent of Average Net Assets/2/
  Total Return/3/

December 31, 2001
  Units
  Unit Fair Value
  Net Assets (In Thousands)
  Investment Income Ratio to Net Assets/1/
  Expenses as a percent of Average Net Assets/2/
  Total Return/3/

                                                                    (Continued)

                 METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
                             FINANCIAL HIGHLIGHTS



The following table was developed by separating each sub-account into the two products offered by MetLife Investors Variable Life Account Five, single premium variable life and flexible premium variable universal life:

                                                                       Flexible Premium Variable Universal Life
                                                  ---------------------------------------------------------------------
                                                                              Met Investors
                                                  --------------------------------------------------------------------
                                                     MetLife       MetLife       MetLife       MetLife
                                                    Moderate      Balanced       Growth      Aggressive    Van Kampen
                                                  Strategy Fund Strategy Fund Strategy Fund Strategy Fund   Comstock
                                                     of Fund       of Fund       of Fund       of Fund     Portfolio
                                                  ------------- ------------- ------------- ------------- ------------
December 31, 2005
  Units                                                      -           419         2,621             -            59
  Unit Fair Value                                 $     108.07  $     111.15  $     115.42  $     117.80  $     105.54
  Net Assets (In Thousands)                       $          -  $         47  $        303  $          -  $          6
  Investment Income Ratio to Net Assets/1/                0.00%         0.00%         2.67%         0.00%         2.71%
  Expenses as a percent of Average Net Assets/2/          0.55%         0.55%         0.55%         0.55%         0.55%
  Total Return/3/                                         7.56%         9.49%        12.35%        14.26%         5.55%

December 31, 2004
  Units
  Unit Fair Value
  Net Assets (In Thousands)
  Investment Income Ratio to Net Assets/1/
  Expenses as a percent of Average Net Assets/2/
  Total Return/3/

December 31, 2003
  Units
  Unit Fair Value
  Net Assets (In Thousands)
  Investment Income Ratio to Net Assets/1/
  Expenses as a percent of Average Net Assets/2/
  Total Return/3/

December 31, 2002
  Units
  Unit Fair Value
  Net Assets (In Thousands)
  Investment Income Ratio to Net Assets/1/
  Expenses as a percent of Average Net Assets/2/
  Total Return/3/

December 31, 2001
  Units
  Unit Fair Value
  Net Assets (In Thousands)
  Investment Income Ratio to Net Assets/1/
  Expenses as a percent of Average Net Assets/2/
  Total Return/3/

                                                  -------------
                                                      GACC
                                                  ------------

                                                     Money
                                                     Market
                                                      Fund
                                                  ------------
December 31, 2005
  Units
  Unit Fair Value
  Net Assets (In Thousands)
  Investment Income Ratio to Net Assets/1/
  Expenses as a percent of Average Net Assets/2/
  Total Return/3/

December 31, 2004
  Units
  Unit Fair Value
  Net Assets (In Thousands)
  Investment Income Ratio to Net Assets/1/
  Expenses as a percent of Average Net Assets/2/
  Total Return/3/

December 31, 2003
  Units
  Unit Fair Value
  Net Assets (In Thousands)
  Investment Income Ratio to Net Assets/1/
  Expenses as a percent of Average Net Assets/2/
  Total Return/3/

December 31, 2002
  Units                                                    207
  Unit Fair Value                                 $      11.12
  Net Assets (In Thousands)                       $          2
  Investment Income Ratio to Net Assets/1/               11.93%
  Expenses as a percent of Average Net Assets/2/          0.55%
  Total Return/3/                                         1.08%

December 31, 2001
  Units                                                    114
  Unit Fair Value                                 $      11.01
  Net Assets (In Thousands)                       $          1
  Investment Income Ratio to Net Assets/1/                0.00%
  Expenses as a percent of Average Net Assets/2/          0.55%
  Total Return/3/                                         3.47%

                                                                    (Continued)

                 METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
                             FINANCIAL HIGHLIGHTS



The following table was developed by separating each sub-account into the two products offered by MetLife Investors Variable Life Account Five, single premium variable life and flexible premium variable universal life:

                                                                         Flexible Premium Variable Universal Life
                                                  --------------------------------------------------------------------------
                                                                                  Russell
                                                  -----------------------------------------------------------------------
                                                   Multi-Style     Aggressive                      Core         Real Estate
                                                     Equity          Equity        Non-U.S.        Bond         Securities
                                                      Fund            Fund           Fund          Fund            Fund
                                                  ------------   ------------   ------------   ------------    ------------
December 31, 2005
  Units                                                      -              -              -              -               -
  Unit Fair Value                                 $       8.76   $      12.99   $      10.80   $      13.89    $      26.54
  Net Assets (In Thousands)                       $          -   $          -   $          -   $          -    $          -
  Investment Income Ratio to Net Assets/1/                0.00%          0.00%          0.00%          0.00%           0.00%
  Expenses as a percent of Average Net Assets/2/          0.55%          0.55%          0.55%          0.55%           0.55%
  Total Return/3/                                         6.68%          5.78%         13.06%          1.46%          12.34%

December 31, 2004
  Units                                                      -              -              -              -               -
  Unit Fair Value                                 $       8.21   $      12.28   $       9.55   $      13.69    $      23.62
  Net Assets (In Thousands)                       $          -   $          -   $          -   $          -    $          -
  Investment Income Ratio to Net Assets/1/                0.00%          0.00%          0.00%          0.00%           0.00%
  Expenses as a percent of Average Net Assets/2/          0.55%          0.55%          0.55%          0.55%           0.55%
  Total Return/3/                                         9.21%         14.10%         17.65%          4.09%          34.15%

December 31, 2003
  Units                                                      -              -              -              -               -
  Unit Fair Value                                 $       7.52   $      10.76   $       8.12   $      13.16    $      17.61
  Net Assets (In Thousands)                       $          -   $          -   $          -   $          -    $          -
  Investment Income Ratio to Net Assets/1/                0.99%          0.00%          0.06%          2.39%           4.17%
  Expenses as a percent of Average Net Assets/2/          0.55%          0.55%          0.55%          0.55%           0.55%
  Total Return/3/                                        28.15%         44.80%         38.03%          5.57%          36.46%

December 31, 2002
  Units                                                     10             10             10             10              10
  Unit Fair Value                                 $       5.87   $       7.43   $       5.88   $      12.46    $      12.90
  Net Assets (In Thousands)                       $          -   $          -   $          -   $          -    $          -
  Investment Income Ratio to Net Assets/1/                0.00%          0.00%          1.53%          2.52%           5.34%
  Expenses as a percent of Average Net Assets/2/          0.55%          0.55%          0.55%          0.55%           0.55%
  Total Return/3/                                       (23.61%)       (19.50%)       (15.61%)         8.24%           3.23%

December 31, 2001
  Units                                                     10             10             10             10              10
  Unit Fair Value                                 $       7.68   $       9.23   $       6.97   $      11.51    $      12.50
  Net Assets (In Thousands)                       $          -   $          -   $          -   $          -    $          -
  Investment Income Ratio to Net Assets/1/                0.00%          0.00%          0.00%          6.26%           5.00%
  Expenses as a percent of Average Net Assets/2/          0.55%          0.55%          0.55%          0.55%           0.55%
  Total Return/3/                                       (14.68%)        (2.90%)       (22.46%)         6.81%           7.24%

                                                  -----------
                                                       AIM
                                                  ------------
                                                     Premier
                                                     Equity
                                                    Portfolio
                                                  ------------
December 31, 2005
  Units
  Unit Fair Value
  Net Assets (In Thousands)
  Investment Income Ratio to Net Assets/1/
  Expenses as a percent of Average Net Assets/2/
  Total Return/3/

December 31, 2004
  Units
  Unit Fair Value
  Net Assets (In Thousands)
  Investment Income Ratio to Net Assets/1/
  Expenses as a percent of Average Net Assets/2/
  Total Return/3/

December 31, 2003
  Units                                                      -
  Unit Fair Value                                 $       6.03
  Net Assets (In Thousands)                       $          -
  Investment Income Ratio to Net Assets/1/                0.32%
  Expenses as a percent of Average Net Assets/2/          0.55%
  Total Return/3/                                        24.39%

December 31, 2002
  Units                                                     10
  Unit Fair Value                                 $       4.85
  Net Assets (In Thousands)                       $          -
  Investment Income Ratio to Net Assets/1/                0.28%
  Expenses as a percent of Average Net Assets/2/          0.55%
  Total Return/3/                                       (30.64%)

December 31, 2001
  Units                                                     10
  Unit Fair Value                                 $       6.99
  Net Assets (In Thousands)                       $          -
  Investment Income Ratio to Net Assets/1/                0.12%
  Expenses as a percent of Average Net Assets/2/          0.55%
  Total Return/3/                                       (13.05%)

                                                                    (Continued)

                 METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
                             FINANCIAL HIGHLIGHTS



The following table was developed by separating each sub-account into the two products offered by MetLife Investors Variable Life Account Five, single premium variable life and flexible premium variable universal life:

                                                                          Flexible Premium Variable Universal Life
                                                  --------------------------------------------------------------------------
                                                               AIM                        Alliance               Liberty
                                                  ---------------------------   ---------------------------  ---------------
                                                                                                 Bernstein
                                                     Capital     International     Premier      Real Estate      Newport
                                                   Appreciation     Growth         Growth       Investment     Tiger Fund,
                                                       Fund          Fund         Portfolio      Portfolio   Variable Series
                                                  ------------   -------------  ------------   ------------  ---------------
December 31, 2005
  Units                                                      -              -
  Unit Fair Value                                 $       7.10   $       9.45
  Net Assets (In Thousands)                       $          -   $          -
  Investment Income Ratio to Net Assets/1/                0.07%          0.00%
  Expenses as a percent of Average Net Assets/2/          0.55%          0.55%
  Total Return/3/                                         8.24%         17.28%

December 31, 2004
  Units                                                      -              -                           148
  Unit Fair Value                                 $       6.56   $       8.05                  $      23.76
  Net Assets (In Thousands)                       $          -   $          -                  $          4
  Investment Income Ratio to Net Assets/1/                0.00%          0.00%                         2.22%
  Expenses as a percent of Average Net Assets/2/          0.55%          0.55%                         0.55%
  Total Return/3/                                         6.04%         23.32%                        34.88%

December 31, 2003
  Units                                                      -              -            720            153              -
  Unit Fair Value                                 $       6.19   $       6.53   $       5.53   $      17.61   $       7.44
  Net Assets (In Thousands)                       $          -   $          -   $          4   $          3   $          -
  Investment Income Ratio to Net Assets/1/                0.00%          0.00%          0.00%          2.76%          0.00%
  Expenses as a percent of Average Net Assets/2/          0.55%          0.55%          0.55%          0.55%          0.55%
  Total Return/3/                                        28.81%         28.35%         22.99%         38.53%         34.75%

December 31, 2002
  Units                                                     10             10            765            170             10
  Unit Fair Value                                 $       4.80   $       5.09   $       4.49   $      12.71   $       5.52
  Net Assets (In Thousands)                       $          -   $          -   $          3   $          2   $          -
  Investment Income Ratio to Net Assets/1/                0.00%          0.88%          0.00%          2.51%          1.63%
  Expenses as a percent of Average Net Assets/2/          0.55%          0.55%          0.55%          0.55%          0.55%
  Total Return/3/                                       (24.77%)       (16.14%)       (31.03%)         2.04%        (18.78%)

December 31, 2001
  Units                                                     10             10            799            177             10
  Unit Fair Value                                 $       6.38   $       6.07   $       6.52   $      12.46   $       7.14
  Net Assets (In Thousands)                       $          -   $          -   $          5   $          2   $          -
  Investment Income Ratio to Net Assets/1/                0.00%          0.00%          0.00%          5.47%          1.34%
  Expenses as a percent of Average Net Assets/2/          0.55%          0.55%          0.55%          0.55%          0.55%
  Total Return/3/                                       (23.70%)       (23.95%)       (17.66%)        10.18%        (18.93%)

                                                  -------------
                                                  Goldman Sachs
                                                  -------------

                                                     Global
                                                     Income
                                                      Fund
                                                  -------------
December 31, 2005
  Units
  Unit Fair Value
  Net Assets (In Thousands)
  Investment Income Ratio to Net Assets/1/
  Expenses as a percent of Average Net Assets/2/
  Total Return/3/

December 31, 2004
  Units
  Unit Fair Value
  Net Assets (In Thousands)
  Investment Income Ratio to Net Assets/1/
  Expenses as a percent of Average Net Assets/2/
  Total Return/3/

December 31, 2003
  Units
  Unit Fair Value
  Net Assets (In Thousands)
  Investment Income Ratio to Net Assets/1/
  Expenses as a percent of Average Net Assets/2/
  Total Return/3/

December 31, 2002
  Units
  Unit Fair Value
  Net Assets (In Thousands)
  Investment Income Ratio to Net Assets/1/
  Expenses as a percent of Average Net Assets/2/
  Total Return/3/

December 31, 2001
  Units                                                     10
  Unit Fair Value                                 $      11.10
  Net Assets (In Thousands)                       $          -
  Investment Income Ratio to Net Assets/1/                3.66%
  Expenses as a percent of Average Net Assets/2/          0.55%
  Total Return/3/                                         4.23%

                                                                    (Continued)

                 METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
                             FINANCIAL HIGHLIGHTS



The following table was developed by separating each sub-account into the two products offered by MetLife Investors Variable Life Account Five, single premium variable life and flexible premium variable universal life:

                                                                           Flexible Premium Variable Universal Life
                                                  -----------------------------------------------------------------------------
                                                                   Goldman Sachs                                  Scudder II
                                                  ---------------------------------------------   -----------------------------
                                                                                                                    Dreman
                                                     Internet                      International    Small-Cap      Small-Cap
                                                    Tollkeeper   Growth and Income    Equity         Growth          Value
                                                       Fund            Fund            Fund         Portfolio      Portfolio
                                                  ------------   ----------------- -------------  ------------   ------------
December 31, 2005
  Units                                                                                                      -
  Unit Fair Value                                                                                 $       6.14
  Net Assets (In Thousands)                                                                       $          -
  Investment Income Ratio to Net Assets/1/                                                                0.00%
  Expenses as a percent of Average Net Assets/2/                                                          0.55%
  Total Return/3/                                                                                         6.48%

December 31, 2004
  Units                                                                                                      -              -
  Unit Fair Value                                                                                 $       5.77   $      19.05
  Net Assets (In Thousands)                                                                       $          -   $          -
  Investment Income Ratio to Net Assets/1/                                                                0.00%          0.00%
  Expenses as a percent of Average Net Assets/2/                                                          0.55%          0.55%
  Total Return/3/                                                                                        10.41%         25.33%

December 31, 2003
  Units                                                                       -               -              -              -
  Unit Fair Value                                                  $       8.49    $       9.24   $       5.22   $      15.20
  Net Assets (In Thousands)                                        $          -    $          -   $          -   $          -
  Investment Income Ratio to Net Assets/1/                                 0.00%           0.00%          0.00%          4.82%
  Expenses as a percent of Average Net Assets/2/                           0.55%           0.55%          0.55%          0.55%
  Total Return/3/                                                         44.00%          23.68%         32.21%         41.25%

December 31, 2002
  Units                                                                      10              10             10             10
  Unit Fair Value                                                  $       7.47    $       5.52   $       3.95   $      10.76
  Net Assets (In Thousands)                                        $          -    $          -   $          -   $          -
  Investment Income Ratio to Net Assets/1/                                 1.26%           1.63%          0.00%          0.00%
  Expenses as a percent of Average Net Assets/2/                           0.55%           0.55%          0.55%          0.55%
  Total Return/3/                                                        (11.83%)        (18.78%)       (33.83%)       (11.84%)

December 31, 2001
  Units                                                     10               10              10             10             10
  Unit Fair Value                                 $       4.31     $       8.48    $       6.80   $       5.97   $      12.21
  Net Assets (In Thousands)                       $          -     $          -    $          -   $          -   $          -
  Investment Income Ratio to Net Assets/1/                0.00%            0.00%           1.35%          0.00%          0.00%
  Expenses as a percent of Average Net Assets/2/          0.55%            0.55%           0.55%          0.55%          0.55%
  Total Return/3/                                       (34.04%)          (9.84%)        (22.69%)       (29.19%)       (17.02%)

                                                  -------------

                                                  -------------

                                                   Government
                                                   Securities
                                                   Portfolio
                                                  ------------
December 31, 2005
  Units                                                      -
  Unit Fair Value                                 $      13.35
  Net Assets (In Thousands)                       $          -
  Investment Income Ratio to Net Assets/1/                0.00%
  Expenses as a percent of Average Net Assets/2/          0.55%
  Total Return/3/                                         2.01%

December 31, 2004
  Units                                                      -
  Unit Fair Value                                 $      13.09
  Net Assets (In Thousands)                       $          -
  Investment Income Ratio to Net Assets/1/                0.00%
  Expenses as a percent of Average Net Assets/2/          0.55%
  Total Return/3/                                         3.18%

December 31, 2003
  Units                                                      -
  Unit Fair Value                                 $      12.68
  Net Assets (In Thousands)                       $          -
  Investment Income Ratio to Net Assets/1/                7.48%
  Expenses as a percent of Average Net Assets/2/          0.55%
  Total Return/3/                                         1.70%

December 31, 2002
  Units                                                     10
  Unit Fair Value                                 $      12.47
  Net Assets (In Thousands)                       $          -
  Investment Income Ratio to Net Assets/1/                3.33%
  Expenses as a percent of Average Net Assets/2/          0.55%
  Total Return/3/                                         7.46%

December 31, 2001
  Units                                                     10
  Unit Fair Value                                 $      11.61
  Net Assets (In Thousands)                       $          -
  Investment Income Ratio to Net Assets/1/                4.43%
  Expenses as a percent of Average Net Assets/2/          0.55%
  Total Return/3/                                         6.90%

                                                                    (Continued)

                 METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
                             FINANCIAL HIGHLIGHTS



The following table was developed by separating each sub-account into the two products offered by MetLife Investors Variable Life Account Five, single premium variable life and flexible premium variable universal life:

                                                                         Flexible Premium Variable Universal Life
                                                  ------------------------------------------------------------------------
                                                                                            MFS
                                                  ------------------------------------------------------------------------
                                                                     High        Investors       Emerging      Strategic
                                                     Research       Income         Trust          Growth        Income
                                                      Series        Series        Series          Series        Series
                                                  ------------   ------------  ------------   ------------   ------------
December 31, 2005
  Units
  Unit Fair Value
  Net Assets (In Thousands)
  Investment Income Ratio to Net Assets/1/
  Expenses as a percent of Average Net Assets/2/
  Total Return/3/

December 31, 2004
  Units                                                                   175           557
  Unit Fair Value                                                $      12.24  $       8.76
  Net Assets (In Thousands)                                      $          2  $          5
  Investment Income Ratio to Net Assets/1/                               4.58%         0.61%
  Expenses as a percent of Average Net Assets/2/                         0.55%         0.55%
  Total Return/3/                                                        8.55%        10.74%

December 31, 2003
  Units                                                      -            181           576              -              -
  Unit Fair Value                                 $       6.53   $      11.28  $       7.91   $       4.54   $      13.00
  Net Assets (In Thousands)                       $          -   $          2  $          5   $          -   $          -
  Investment Income Ratio to Net Assets/1/                1.20%          4.30%         0.68%          0.00%          8.88%
  Expenses as a percent of Average Net Assets/2/          0.55%          0.55%         0.55%          0.55%          0.55%
  Total Return/3/                                        24.02%         17.31%        21.48%         29.51%          9.77%

December 31, 2002
  Units                                                     10            199           613             10             10
  Unit Fair Value                                 $       5.27   $       9.61  $       6.51   $       3.51   $      11.84
  Net Assets (In Thousands)                       $          -   $          2  $          4   $          -   $          -
  Investment Income Ratio to Net Assets/1/                0.00%          6.98%         0.55%          0.00%          3.55%
  Expenses as a percent of Average Net Assets/2/          0.55%          0.55%         0.55%          0.55%          0.55%
  Total Return/3/                                       (24.95%)         2.00%       (21.40%)       (34.12%)         7.81%

December 31, 2001
  Units                                                     10            208           640             10             10
  Unit Fair Value                                 $       7.02   $       9.42  $       8.29   $       5.32   $      10.98
  Net Assets (In Thousands)                       $          -   $          2  $          5   $          -   $          -
  Investment Income Ratio to Net Assets/1/                0.00%          0.66%         0.00%          0.00%          3.72%
  Expenses as a percent of Average Net Assets/2/          0.55%          0.55%         0.55%          0.55%          0.55%
  Total Return/3/                                       (21.68%)         1.51%       (16.42%)       (33.85%)         4.17%

                                                  -------------

                                                  -------------
                                                       New
                                                    Discovery
                                                     Series
                                                  ------------
December 31, 2005
  Units
  Unit Fair Value
  Net Assets (In Thousands)
  Investment Income Ratio to Net Assets/1/
  Expenses as a percent of Average Net Assets/2/
  Total Return/3/

December 31, 2004
  Units                                                    408
  Unit Fair Value                                 $       7.80
  Net Assets (In Thousands)                       $          3
  Investment Income Ratio to Net Assets/1/                0.00%
  Expenses as a percent of Average Net Assets/2/          0.55%
  Total Return/3/                                         5.93%

December 31, 2003
  Units                                                    422
  Unit Fair Value                                 $       7.36
  Net Assets (In Thousands)                       $          3
  Investment Income Ratio to Net Assets/1/                0.00%
  Expenses as a percent of Average Net Assets/2/          0.55%
  Total Return/3/                                        32.98%

December 31, 2002
  Units                                                    452
  Unit Fair Value                                 $       5.54
  Net Assets (In Thousands)                       $          3
  Investment Income Ratio to Net Assets/1/                0.00%
  Expenses as a percent of Average Net Assets/2/          0.55%
  Total Return/3/                                       (32.01%)

December 31, 2001
  Units                                                    471
  Unit Fair Value                                 $       8.14
  Net Assets (In Thousands)                       $          4
  Investment Income Ratio to Net Assets/1/                0.00%
  Expenses as a percent of Average Net Assets/2/          0.55%
  Total Return/3/                                        (5.55%)

                                                                    (Continued)

                 METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
                             FINANCIAL HIGHLIGHTS



The following table was developed by separating each sub-account into the two products offered by MetLife Investors Variable Life Account Five, single premium variable life and flexible premium variable universal life:

                                                                           Flexible Premium Variable Universal Life
                                                  ---------------------------------------------------------------------------
                                                                                  Oppenheimer
                                                  --------------------------------------------------------------------------
                                                     Capital        Main Street         High                      Strategic
                                                   Appreciation  Growth and Income     Income         Bond          Bond
                                                       Fund            Fund             Fund          Fund          Fund
                                                  ------------   ----------------- ------------   ------------  ------------
December 31, 2005
  Units
  Unit Fair Value
  Net Assets (In Thousands)
  Investment Income Ratio to Net Assets/1/
  Expenses as a percent of Average Net Assets/2/
  Total Return/3/

December 31, 2004
  Units                                                  6,319
  Unit Fair Value                                 $       7.92
  Net Assets (In Thousands)                       $         50
  Investment Income Ratio to Net Assets/1/                0.31%
  Expenses as a percent of Average Net Assets/2/          0.55%
  Total Return/3/                                         6.35%

December 31, 2003
  Units                                                  6,403                -               -            481             -
  Unit Fair Value                                 $       7.44     $       8.20    $      11.82   $      13.05  $      13.35
  Net Assets (In Thousands)                       $         48     $          -    $          -   $          6  $          -
  Investment Income Ratio to Net Assets/1/                0.37%            1.73%          12.36%          5.48%        10.66%
  Expenses as a percent of Average Net Assets/2/          0.55%            0.55%           0.55%          0.55%         0.55%
  Total Return/3/                                        30.23%           26.02%          23.28%          6.19%        17.42%

December 31, 2002
  Units                                                  5,770               10              10            514            10
  Unit Fair Value                                 $       5.72     $       6.51    $       9.59   $      12.28  $      11.37
  Net Assets (In Thousands)                       $         33     $          -    $          -   $          6  $          -
  Investment Income Ratio to Net Assets/1/                0.00%            1.37%          10.42%          7.33%         8.26%
  Expenses as a percent of Average Net Assets/2/          0.55%            0.55%           0.55%          0.55%         0.55%
  Total Return/3/                                       (27.26%)         (19.24%)         (2.93%)         8.48%         6.85%

December 31, 2001
  Units                                                     10               10              10            536            10
  Unit Fair Value                                 $       7.85     $       8.06    $       9.88   $      11.32  $      10.64
  Net Assets (In Thousands)                       $          -     $          -    $          -   $          6  $          -
  Investment Income Ratio to Net Assets/1/                1.24%            0.00%          10.22%          0.22%         2.90%
  Expenses as a percent of Average Net Assets/2/          0.55%            0.55%           0.55%          0.55%         0.55%
  Total Return/3/                                       (13.06%)         (10.66%)          1.41%          7.19%         4.27%

                                                  -------------
                                                     MetLife
                                                  -------------
                                                  Davis Venture
                                                      Value
                                                    Portfolio
                                                  -------------
December 31, 2005
  Units                                                 66,364
  Unit Fair Value                                 $      13.79
  Net Assets (In Thousands)                       $        915
  Investment Income Ratio to Net Assets/1/                0.72%
  Expenses as a percent of Average Net Assets/2/          0.55%
  Total Return/3/                                         9.69%

December 31, 2004
  Units                                                 47,203
  Unit Fair Value                                 $      12.58
  Net Assets (In Thousands)                       $        594
  Investment Income Ratio to Net Assets/1/                0.52%
  Expenses as a percent of Average Net Assets/2/          0.55%
  Total Return/3/                                        11.75%

December 31, 2003
  Units                                                 24,399
  Unit Fair Value                                 $      11.25
  Net Assets (In Thousands)                       $        275
  Investment Income Ratio to Net Assets/1/                0.18%
  Expenses as a percent of Average Net Assets/2/          0.55%
  Total Return/3/                                        30.15%

December 31, 2002
  Units                                                  6,652
  Unit Fair Value                                 $       8.65
  Net Assets (In Thousands)                       $         58
  Investment Income Ratio to Net Assets/1/                0.00%
  Expenses as a percent of Average Net Assets/2/          0.55%
  Total Return/3/                                       (13.54%)

December 31, 2001
  Units
  Unit Fair Value
  Net Assets (In Thousands)
  Investment Income Ratio to Net Assets/1/
  Expenses as a percent of Average Net Assets/2/
  Total Return/3/

                                                                    (Continued)

                 METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
                             FINANCIAL HIGHLIGHTS



The following table was developed by separating each sub-account into the two products offered by MetLife Investors Variable Life Account Five, single premium variable life and flexible premium variable universal life:

                                                                         Flexible Premium Variable Universal Life
                                                  ------------------------------------------------------------------------
                                                                                         MetLife
                                                  ------------------------------------------------------------------------
                                                     Harris                        Capital
                                                     Oakmark       Jennison       Guardian     BlackRock       MetLife
                                                  Focused Value     Growth       U.S. Equity  Money Market   Stock Index
                                                    Portfolio      Portfolio      Portfolio    Portfolio      Portfolio
                                                  -------------  ------------   ------------  ------------  ------------
December 31, 2005
  Units                                                 40,455         15,304              -       167,631        41,696
  Unit Fair Value                                 $      14.17   $      15.43   $     123.26  $      11.47  $      11.52
  Net Assets (In Thousands)                       $        573   $        236   $          -  $      1,923  $        481
  Investment Income Ratio to Net Assets/1/                0.04%          0.41%          0.03%         3.25%         1.47%
  Expenses as a percent of Average Net Assets/2/          0.55%          0.55%          0.55%         0.55%         0.55%
  Total Return/3/                                         9.38%         13.26%          5.20%         2.33%         4.07%

December 31, 2004
  Units                                                 26,554         11,674                          370        44,407
  Unit Fair Value                                 $      12.95   $      13.63                 $      11.21  $      11.05
  Net Assets (In Thousands)                       $        344   $        159                 $          4  $        492
  Investment Income Ratio to Net Assets/1/                0.04%          0.09%                        1.01%         0.77%
  Expenses as a percent of Average Net Assets/2/          0.55%          0.55%                        0.55%         0.55%
  Total Return/3/                                         9.33%          8.60%                        0.43%         9.93%

December 31, 2003
  Units                                                 12,997          7,437                          287        31,485
  Unit Fair Value                                 $      11.85   $      12.55                 $      11.16  $      10.07
  Net Assets (In Thousands)                       $        154   $         93                 $          3  $        317
  Investment Income Ratio to Net Assets/1/                0.09%          0.02%                        0.74%         1.34%
  Expenses as a percent of Average Net Assets/2/          0.55%          0.55%                        0.55%         0.55%
  Total Return/3/                                        31.93%         29.36%                        0.13%        27.50%

December 31, 2002
  Units                                                  2,959            393                                     16,097
  Unit Fair Value                                 $       8.98   $       9.70                               $       7.90
  Net Assets (In Thousands)                       $         27   $          4                               $        127
  Investment Income Ratio to Net Assets/1/                0.00%          0.00%                                      0.00%
  Expenses as a percent of Average Net Assets/2/          0.55%          0.55%                                      0.55%
  Total Return/3/                                       (10.19%)        (3.00%)                                   (20.99%)

December 31, 2001
  Units
  Unit Fair Value
  Net Assets (In Thousands)
  Investment Income Ratio to Net Assets/1/
  Expenses as a percent of Average Net Assets/2/
  Total Return/3/

                                                  -------------

                                                  -------------

                                                    BlackRock
                                                   Bond Income
                                                     Class A
                                                  ------------
December 31, 2005
  Units                                                      -
  Unit Fair Value                                 $      57.72
  Net Assets (In Thousands)                       $          -
  Investment Income Ratio to Net Assets/1/                4.48%
  Expenses as a percent of Average Net Assets/2/          0.55%
  Total Return/3/                                         1.85%

December 31, 2004
  Units                                                    465
  Unit Fair Value                                 $      56.67
  Net Assets (In Thousands)                       $         26
  Investment Income Ratio to Net Assets/1/                0.00%
  Expenses as a percent of Average Net Assets/2/          0.55%
  Total Return/3/                                         3.86%

December 31, 2003
  Units
  Unit Fair Value
  Net Assets (In Thousands)
  Investment Income Ratio to Net Assets/1/
  Expenses as a percent of Average Net Assets/2/
  Total Return/3/

December 31, 2002
  Units
  Unit Fair Value
  Net Assets (In Thousands)
  Investment Income Ratio to Net Assets/1/
  Expenses as a percent of Average Net Assets/2/
  Total Return/3/

December 31, 2001
  Units
  Unit Fair Value
  Net Assets (In Thousands)
  Investment Income Ratio to Net Assets/1/
  Expenses as a percent of Average Net Assets/2/
  Total Return/3/

                                                                    (Continued)

                 METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
                             FINANCIAL HIGHLIGHTS



The following table was developed by separating each sub-account into the two products offered by MetLife Investors Variable Life Account Five, single premium variable life and flexible premium variable universal life:


                                                  ----------------

                                                  ----------------
                                                  Salomon Brothers
                                                   Strategic Bond
                                                   Opportunities
                                                     Portfolio
                                                  ----------------
December 31, 2005
  Units                                                        -
  Unit Fair Value                                   $      22.56
  Net Assets (In Thousands)                         $          -
  Investment Income Ratio to Net Assets/1/                  0.00%
  Expenses as a percent of Average Net Assets/2/            0.55%
  Total Return/3/                                           2.27%

December 31, 2004
  Units                                                        -
  Unit Fair Value                                   $      22.06
  Net Assets (In Thousands)                         $          -
  Investment Income Ratio to Net Assets/1/                  0.00%
  Expenses as a percent of Average Net Assets/2/            0.55%
  Total Return/3/                                           6.85%

December 31, 2003
  Units
  Unit Fair Value
  Net Assets (In Thousands)
  Investment Income Ratio to Net Assets/1/
  Expenses as a percent of Average Net Assets/2/
  Total Return/3/

December 31, 2002
  Units
  Unit Fair Value
  Net Assets (In Thousands)
  Investment Income Ratio to Net Assets/1/
  Expenses as a percent of Average Net Assets/2/
  Total Return/3/

December 31, 2001
  Units
  Unit Fair Value
  Net Assets (In Thousands)
  Investment Income Ratio to Net Assets/1/
  Expenses as a percent of Average Net Assets/2/
  Total Return/3/

                                                           Flexible Premium Variable Universal Life
                                                  -------------------------------------------------------------------------
                                                             MetLife                                      Putnam
                                                  -------------------------------------------- ---------------------------
                                                                   T. Rowe Price T. Rowe Price
                                                  Salomon Brothers   Small-Cap     Large-Cap     Growth and
                                                  U.S. Government     Growth        Growth         Income       New Value
                                                     Portfolio       Portfolio     Portfolio        Fund          Fund
                                                  ---------------- ------------- ------------- ------------   ------------
December 31, 2005
  Units                                                       12              -             -             -
  Unit Fair Value                                   $     178.21   $      15.78  $      13.67  $      12.09
  Net Assets (In Thousands)                         $          2   $          -  $          -  $          -
  Investment Income Ratio to Net Assets/1/                  0.00%          0.00%         0.00%         2.04%
  Expenses as a percent of Average Net Assets/2/            0.55%          0.55%         0.55%         0.55%
  Total Return/3/                                           0.62%         10.40%         6.00%         4.92%

December 31, 2004
  Units                                                                       -             -           465
  Unit Fair Value                                                  $      14.30  $      12.89  $      11.52
  Net Assets (In Thousands)                                        $          -  $          -  $          5
  Investment Income Ratio to Net Assets/1/                                 0.00%         0.00%         1.75%
  Expenses as a percent of Average Net Assets/2/                           0.55%         0.55%         0.55%
  Total Return/3/                                                         10.47%         9.32%        10.75%

December 31, 2003
  Units                                                                                                 480              -
  Unit Fair Value                                                                              $      10.40   $      13.70
  Net Assets (In Thousands)                                                                    $          5   $          -
  Investment Income Ratio to Net Assets/1/                                                             2.10%          2.67%
  Expenses as a percent of Average Net Assets/2/                                                       0.55%          0.55%
  Total Return/3/                                                                                     26.99%         32.13%

December 31, 2002
  Units                                                                                                 513             10
  Unit Fair Value                                                                              $       8.19   $      10.37
  Net Assets (In Thousands)                                                                    $          4   $          -
  Investment Income Ratio to Net Assets/1/                                                             1.74%          0.89%
  Expenses as a percent of Average Net Assets/2/                                                       0.55%          0.55%
  Total Return/3/                                                                                    (19.23%)       (15.90%)

December 31, 2001
  Units                                                                                                 536             10
  Unit Fair Value                                                                              $      10.14   $      12.33
  Net Assets (In Thousands)                                                                    $          5   $          -
  Investment Income Ratio to Net Assets/1/                                                             0.06%          0.83%
  Expenses as a percent of Average Net Assets/2/                                                       0.55%          0.55%
  Total Return/3/                                                                                     (6.68%)         3.04%

                                                                    (Continued)

                 METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
                             FINANCIAL HIGHLIGHTS



The following table was developed by separating each sub-account into the two products offered by MetLife Investors Variable Life Account Five, single premium variable life and flexible premium variable universal life:

                                                                        Flexible Premium Variable Universal Life
                                                  ----------------------------------------------------------------------
                                                                     Putnam                                   Templeton
                                                  ------------------------------------------   -------------------------
                                                                                International    Global
                                                                 International       New         Income     Franklin
                                                      Vista         Growth      Opportunities  Securities   Small-Cap
                                                      Fund           Fund           Fund          Fund        Fund
                                                  ------------   -------------  -------------  ---------- ------------
December 31, 2005
  Units                                                      -
  Unit Fair Value                                 $       6.74
  Net Assets (In Thousands)                       $          -
  Investment Income Ratio to Net Assets/1/                0.00%
  Expenses as a percent of Average Net Assets/2/          0.55%
  Total Return/3/                                        11.87%

December 31, 2004
  Units                                                      -            209
  Unit Fair Value                                 $       6.02   $       8.81
  Net Assets (In Thousands)                       $          -   $          2
  Investment Income Ratio to Net Assets/1/                0.00%          1.65%
  Expenses as a percent of Average Net Assets/2/          0.55%          0.55%
  Total Return/3/                                        18.25%         15.85%

December 31, 2003
  Units                                                      -            216              -                         -
  Unit Fair Value                                 $       5.09   $       7.61   $       5.40              $       6.89
  Net Assets (In Thousands)                       $          -   $          2   $          -              $          -
  Investment Income Ratio to Net Assets/1/                0.00%          1.12%          1.06%                     0.00%
  Expenses as a percent of Average Net Assets/2/          0.55%          0.55%          0.55%                     0.55%
  Total Return/3/                                        32.69%         28.18%         32.86%                    36.85%

December 31, 2002
  Units                                                     10            236             10                        10
  Unit Fair Value                                 $       3.84   $       5.94   $       4.06              $       5.04
  Net Assets (In Thousands)                       $          -   $          1   $          -              $          -
  Investment Income Ratio to Net Assets/1/                0.00%          1.00%          0.00%                     0.32%
  Expenses as a percent of Average Net Assets/2/          0.55%          0.55%          0.55%                     0.55%
  Total Return/3/                                       (30.76%)       (17.97%)       (13.94%)                  (28.91%)

December 31, 2001
  Units                                                     10            247             10                        10
  Unit Fair Value                                 $       5.54   $       7.24   $       4.72              $       7.08
  Net Assets (In Thousands)                       $          -   $          2   $          -              $          -
  Investment Income Ratio to Net Assets/1/                0.00%          0.00%          0.00%                     0.51%
  Expenses as a percent of Average Net Assets/2/          0.55%          0.55%          0.55%                     0.55%
  Total Return/3/                                       (33.77%)       (20.85%)       (28.91%)                  (15.48%)

                                                  -------------

                                                  -------------

                                                     Foreign
                                                    Securities
                                                       Fund
                                                  ------------
December 31, 2005
  Units                                                      -
  Unit Fair Value                                 $      11.96
  Net Assets (In Thousands)                       $          -
  Investment Income Ratio to Net Assets/1/                1.49%
  Expenses as a percent of Average Net Assets/2/          0.55%
  Total Return/3/                                         9.87%

December 31, 2004
  Units                                                    176
  Unit Fair Value                                 $      10.89
  Net Assets (In Thousands)                       $          2
  Investment Income Ratio to Net Assets/1/                1.14%
  Expenses as a percent of Average Net Assets/2/          0.55%
  Total Return/3/                                        18.22%

December 31, 2003
  Units                                                    182
  Unit Fair Value                                 $       9.21
  Net Assets (In Thousands)                       $          2
  Investment Income Ratio to Net Assets/1/                2.01%
  Expenses as a percent of Average Net Assets/2/          0.55%
  Total Return/3/                                        31.83%

December 31, 2002
  Units                                                    201
  Unit Fair Value                                 $       6.99
  Net Assets (In Thousands)                       $          1
  Investment Income Ratio to Net Assets/1/                1.82%
  Expenses as a percent of Average Net Assets/2/          0.55%
  Total Return/3/                                       (18.85%)

December 31, 2001
  Units                                                    209
  Unit Fair Value                                 $       8.61
  Net Assets (In Thousands)                       $          2
  Investment Income Ratio to Net Assets/1/                5.13%
  Expenses as a percent of Average Net Assets/2/          0.55%
  Total Return/3/                                       (16.21%)

                                                                    (Continued)

                 METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
                             FINANCIAL HIGHLIGHTS



The following table was developed by separating each sub-account into the two products offered by MetLife Investors Variable Life Account Five, single premium variable life and flexible premium variable universal life:

                                                    Flexible Premium Variable
                                                         Universal Life
                                                  ---------------------------
                                                            Templeton
                                                  ---------------------------
                                                    Developing       Mutual
                                                     Markets         Shares
                                                    Securities     Securities
                                                       Fund           Fund
                                                  ------------   ------------
December 31, 2005
  Units                                                      -
  Unit Fair Value                                 $      17.71
  Net Assets (In Thousands)                       $          -
  Investment Income Ratio to Net Assets/1/                1.68%
  Expenses as a percent of Average Net Assets/2/          0.55%
  Total Return/3/                                        27.06%

December 31, 2004
  Units                                                    213
  Unit Fair Value                                 $      13.94
  Net Assets (In Thousands)                       $          3
  Investment Income Ratio to Net Assets/1/                1.84%
  Expenses as a percent of Average Net Assets/2/          0.55%
  Total Return/3/                                        24.15%

December 31, 2003
  Units                                                    220              -
  Unit Fair Value                                 $      11.25   $      12.93
  Net Assets (In Thousands)                       $          2   $          -
  Investment Income Ratio to Net Assets/1/                1.42%          2.07%
  Expenses as a percent of Average Net Assets/2/          0.55%          0.55%
  Total Return/3/                                        52.90%         24.80%

December 31, 2002
  Units                                                    240             10
  Unit Fair Value                                 $       7.34   $      10.36
  Net Assets (In Thousands)                       $          2   $          -
  Investment Income Ratio to Net Assets/1/                1.63%          0.90%
  Expenses as a percent of Average Net Assets/2/          0.55%          0.55%
  Total Return/3/                                        (0.51%)       (12.05%)

December 31, 2001
  Units                                                    251             10
  Unit Fair Value                                 $       7.38   $      11.78
  Net Assets (In Thousands)                       $          2   $          -
  Investment Income Ratio to Net Assets/1/                1.76%          1.74%
  Expenses as a percent of Average Net Assets/2/          0.55%          0.55%
  Total Return/(3)/                                      (8.59%)         6.72%

                                                                    (Continued)

                 METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
                             FINANCIAL HIGHLIGHTS



/1/ These amounts represent the dividends, excluding distributions of capital gains, received by the Separate Account sub-accounts from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account sub-accounts is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account sub-accounts invest. For periods in which a sub-account commenced operations, the investment income ratio is not annualized.

/2/ These ratios represent the annualized contract expenses of the Separate
    Account sub-accounts, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

/3/ These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return ratios related to new products offered or new sub-accounts added as investment options during the year are calculated for the period from the inception date of the product or sub-account through the end of the reporting period.


                                                                    (Concluded)

                                INTERIM REPORT

                                      OF

                 METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
                                      OF
                      METLIFE INVESTORS INSURANCE COMPANY
                              SEPTEMBER 30, 2006
                                  (UNAUDITED)

                METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE OF
                      METLIFE INVESTORS INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                              SEPTEMBER 30, 2006
                                  (UNAUDITED)

                                                              LORD ABBETT      LORD ABBETT
                                                           GROWTH AND INCOME  BOND DEBENTURE
                                                              SUB-ACCOUNT      SUB-ACCOUNT
                                                           ----------------- ----------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
MET INVESTORS SERIES TRUST (MET INVESTORS FUND):
Lord Abbett Growth and Income Portfolio................... $      2,051,691  $             --
   73,669 shares; cost $1,777,174
Lord Abbett Bond Debenture Portfolio......................               --           489,260
   40,535 shares; cost $484,859
Lord Abbett Growth Opportunities Portfolio................               --                --
   174 shares; cost $1,692
Lord Abbett Mid-Cap Value Portfolio.......................               --                --
   10,358 shares; cost $163,951
Met/Putnam Capital Opportunities Portfolio................               --                --
   10,179 shares; cost $132,480
Oppenheimer Capital Appreciation Portfolio................               --                --
   46,073 shares; cost $394,261
PIMCO Inflation Protected Bond Portfolio..................               --                --
   31,838 shares; cost $340,547
Janus Aggressive Growth Portfolio.........................               --                --
   37,758 shares; cost $269,464
PIMCO Total Return Bond Portfolio.........................               --                --
   58,694 shares; cost $680,347
RCM Global Technology Portfolio...........................               --                --
   23,439 shares; cost $104,946
T. Rowe Price Mid-Cap Growth Portfolio....................               --                --
   60,442 shares; cost $450,481
MFS Research International Portfolio......................               --                --
   48,027 shares; cost $569,294
Met/AIM Small-Cap Growth Portfolio........................               --                --
   23,211 shares; cost $275,064
Lazard Mid-Cap Portfolio..................................               --                --
   35,415 shares; cost $484,040
Harris Oakmark International Portfolio....................               --                --
   46,007 shares; cost $736,790
Third Avenue Small-Cap Value Portfolio....................               --                --
   31,168 shares; cost $456,838
Neuberger Berman Real Estate Portfolio....................               --                --
   1,679 shares; cost $21,825
Turner Mid-Cap Growth Portfolio...........................               --                --
   4,118 shares; cost $47,836
Goldman Sachs Mid-Cap Value Portfolio.....................               --                --
   23,434 shares; cost $306,162
MetLife Moderate Strategy Portfolio.......................               --                --
   3,094 shares; cost $33,697
MetLife Balanced Strategy Portfolio.......................               --                --
   26,919 shares; cost $303,661
MetLife Growth Strategy Portfolio.........................               --                --
   76,267 shares; cost $903,632
MetLife Aggressive Strategy Portfolio.....................               --                --
   768 shares; cost $9,003
Van Kampen Comstock Portfolio.............................               --                --
   7,657 shares; cost $80,945
                                                           ----------------  ----------------
Total Investments.........................................        2,051,691           489,260
Due from MetLife Investors Insurance Company of California               --                --
                                                           ----------------  ----------------
Due from MetLife Investors Insurance Company
Total Assets..............................................        2,051,691           489,260
LIABILITIES:
Due to MetLife Investors Insurance Company of California..               (5)               --
                                                           ----------------  ----------------
NET ASSETS................................................ $      2,051,686  $        489,260
                                                           ================  ================
Outstanding Units.........................................          120,540            33,328
Unit Fair Values.......................................... $14.63 to $18.97  $13.91 to $15.40

  The accompanying notes are an integral part of these financial statements.

    LORD ABBETT        LORD ABBETT         MET/PUTNAM           OPPENHEIMER      PIMCO INFLATION       JANUS
GROWTH OPPORTUNITIES  MID-CAP VALUE   CAPITAL OPPORTUNITIES CAPITAL APPRECIATION PROTECTED BOND  AGGRESSIVE GROWTH
    SUB-ACCOUNT        SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT        SUB-ACCOUNT      SUB-ACCOUNT
-------------------- ---------------- --------------------- -------------------- --------------- -----------------
  $            --    $             --   $             --          $     --          $     --         $     --
               --                  --                 --                --                --               --
            1,692                  --                 --                --                --               --
               --             216,578                 --                --                --               --
               --                  --            145,050                --                --               --
               --                  --                 --           408,664                --               --
               --                  --                 --                --           326,659               --
               --                  --                 --                --                --          299,424
               --                  --                 --                --                --               --
               --                  --                 --                --                --               --
               --                  --                 --                --                --               --
               --                  --                 --                --                --               --
               --                  --                 --                --                --               --
               --                  --                 --                --                --               --
               --                  --                 --                --                --               --
               --                  --                 --                --                --               --
               --                  --                 --                --                --               --
               --                  --                 --                --                --               --
               --                  --                 --                --                --               --
               --                  --                 --                --                --               --
               --                  --                 --                --                --               --
               --                  --                 --                --                --               --
               --                  --                 --                --                --               --
               --                  --                 --                --                --               --
  ---------------    ----------------   ----------------          --------          --------         --------
            1,692             216,578            145,050           408,664           326,659          299,424
               --                   3                 --                --                 1               --
  ---------------    ----------------   ----------------          --------          --------         --------
            1,692             216,581            145,050           408,664           326,660          299,424
               --                  --                 --                --                --               --
  ---------------    ----------------   ----------------          --------          --------         --------
  $         1,692    $        216,581   $        145,050          $408,664          $326,660         $299,424
  ===============    ================   ================          ========          ========         ========
              108               8,113              9,678            35,390            27,799           26,607
  $8.89 to $15.62    $22.31 to $26.70   $11.63 to $14.99          $  11.55          $  11.75         $  11.25

                METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE OF
                      METLIFE INVESTORS INSURANCE COMPANY

              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                              SEPTEMBER 30, 2006
                                  (UNAUDITED)

                                                                 PIMCO       RCM GLOBAL
                                                           TOTAL RETURN BOND TECHNOLOGY
                                                              SUB-ACCOUNT    SUB-ACCOUNT
                                                           ----------------- -----------
ASSETS:
INVESTMENTS AT FAIR VALUE:
MET INVESTORS SERIES TRUST (MET INVESTORS FUND):
Lord Abbett Growth and Income Portfolio................... $             --   $     --
   73,669 shares; cost $1,777,174
Lord Abbett Bond Debenture Portfolio......................               --         --
   40,535 shares; cost $484,859
Lord Abbett Growth Opportunities Portfolio................               --         --
   174 shares; cost $1,692
Lord Abbett Mid-Cap Value Portfolio.......................               --         --
   10,358 shares; cost $163,951
Met/Putnam Capital Opportunities Portfolio................               --         --
   10,179 shares; cost $132,480
Oppenheimer Capital Appreciation Portfolio................               --         --
   46,073 shares; cost $394,261
PIMCO Inflation Protected Bond Portfolio..................               --         --
   31,838 shares; cost $340,547
Janus Aggressive Growth Portfolio.........................               --         --
   37,758 shares; cost $269,464
PIMCO Total Return Bond Portfolio.........................          685,549         --
   58,694 shares; cost $680,347
RCM Global Technology Portfolio...........................               --    116,023
   23,439 shares; cost $104,946
T. Rowe Price Mid-Cap Growth Portfolio....................               --         --
   60,442 shares; cost $450,481
MFS Research International Portfolio......................               --         --
   48,027 shares; cost $569,294
Met/AIM Small-Cap Growth Portfolio........................               --         --
   23,211 shares; cost $275,064
Lazard Mid-Cap Portfolio..................................               --         --
   35,415 shares; cost $484,040
Harris Oakmark International Portfolio....................               --         --
   46,007 shares; cost $736,790
Third Avenue Small-Cap Value Portfolio....................               --         --
   31,168 shares; cost $456,838
Neuberger Berman Real Estate Portfolio....................               --         --
   1,679 shares; cost $21,825
Turner Mid-Cap Growth Portfolio...........................               --         --
   4,118 shares; cost $47,836
Goldman Sachs Mid-Cap Value Portfolio.....................               --         --
   23,434 shares; cost $306,162
MetLife Moderate Strategy Portfolio.......................               --         --
   3,094 shares; cost $33,697
MetLife Balanced Strategy Portfolio.......................               --         --
   26,919 shares; cost $303,661
MetLife Growth Strategy Portfolio.........................               --         --
   76,267 shares; cost $903,632
MetLife Aggressive Strategy Portfolio.....................               --         --
   768 shares; cost $9,003
Van Kampen Comstock Portfolio.............................               --         --
   7,657 shares; cost $80,945
                                                           ----------------   --------
Total Investments.........................................          685,549    116,023
Due from MetLife Investors Insurance Company of California               --         --
                                                           ----------------   --------
Due from MetLife Investors Insurance Company
Total Assets..............................................          685,549    116,023
LIABILITIES:
Due to MetLife Investors Insurance Company of California..               (1)        --
                                                           ----------------   --------
NET ASSETS................................................ $        685,548   $116,023
                                                           ================   ========
Outstanding Units.........................................           55,480     14,846
Unit Fair Values.......................................... $12.36 to $13.70   $   7.81

  The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE   MFS RESEARCH        MET/AIM        LAZARD    HARRIS OAKMARK  THIRD AVENUE
MID-CAP GROWTH  INTERNATIONAL   SMALL-CAP GROWTH   MID-CAP   INTERNATIONAL  SMALL-CAP VALUE
 SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT  SUB-ACCOUNT     SUB-ACCOUNT
-------------- ---------------- ---------------- ----------- -------------- ---------------
   $     --    $             --     $     --      $     --      $     --       $     --
         --                  --           --            --            --             --
         --                  --           --            --            --             --
         --                  --           --            --            --             --
         --                  --           --            --            --             --
         --                  --           --            --            --             --
         --                  --           --            --            --             --
         --                  --           --            --            --             --
         --                  --           --            --            --             --
         --                  --           --            --            --             --
    502,276                  --           --            --            --             --
         --             660,857           --            --            --             --
         --                  --      290,835            --            --             --
         --                  --           --       453,315            --             --
         --                  --           --            --       799,136             --
         --                  --           --            --            --        508,659
         --                  --           --            --            --             --
         --                  --           --            --            --             --
         --                  --           --            --            --             --
         --                  --           --            --            --             --
         --                  --           --            --            --             --
         --                  --           --            --            --             --
         --                  --           --            --            --             --
         --                  --           --            --            --             --
   --------    ----------------     --------      --------      --------       --------
    502,276             660,857      290,835       453,315       799,136        508,659
         --                   1            1             1            --             --
   --------    ----------------     --------      --------      --------       --------
    502,276             660,858      290,836       453,316       799,136        508,659
         --                  --           --            --            --             (1)
   --------    ----------------     --------      --------      --------       --------
   $502,276    $        660,858     $290,836      $453,316      $799,136       $508,658
   ========    ================     ========      ========      ========       ========
     44,410              33,511       23,599        30,869        43,418         23,517
   $  11.31    $19.31 to $21.76     $  12.32      $  14.69      $  18.41       $  21.63

                METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE OF
                      METLIFE INVESTORS INSURANCE COMPANY

              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                              SEPTEMBER 30, 2006
                                  (UNAUDITED)

                                                           NEUBERGER BERMAN      TURNER
                                                             REAL ESTATE     MID-CAP GROWTH
                                                             SUB-ACCOUNT      SUB-ACCOUNT
                                                           ---------------- ----------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
MET INVESTORS SERIES TRUST (MET INVESTORS FUND):
Lord Abbett Growth and Income Portfolio...................     $    --      $             --
   73,669 shares; cost $1,777,174
Lord Abbett Bond Debenture Portfolio......................          --                    --
   40,535 shares; cost $484,859
Lord Abbett Growth Opportunities Portfolio................          --                    --
   174 shares; cost $1,692
Lord Abbett Mid-Cap Value Portfolio.......................          --                    --
   10,358 shares; cost $163,951
Met/Putnam Capital Opportunities Portfolio................          --                    --
   10,179 shares; cost $132,480
Oppenheimer Capital Appreciation Portfolio................          --                    --
   46,073 shares; cost $394,261
PIMCO Inflation Protected Bond Portfolio..................          --                    --
   31,838 shares; cost $340,547
Janus Aggressive Growth Portfolio.........................          --                    --
   37,758 shares; cost $269,464
PIMCO Total Return Bond Portfolio.........................          --                    --
   58,694 shares; cost $680,347
RCM Global Technology Portfolio...........................          --                    --
   23,439 shares; cost $104,946
T. Rowe Price Mid-Cap Growth Portfolio....................          --                    --
   60,442 shares; cost $450,481
MFS Research International Portfolio......................          --                    --
   48,027 shares; cost $569,294
Met/AIM Small-Cap Growth Portfolio........................          --                    --
   23,211 shares; cost $275,064
Lazard Mid-Cap Portfolio..................................          --                    --
   35,415 shares; cost $484,040
Harris Oakmark International Portfolio....................          --                    --
   46,007 shares; cost $736,790
Third Avenue Small-Cap Value Portfolio....................          --                    --
   31,168 shares; cost $456,838
Neuberger Berman Real Estate Portfolio....................      27,703                    --
   1,679 shares; cost $21,825
Turner Mid-Cap Growth Portfolio...........................          --                49,875
   4,118 shares; cost $47,836
Goldman Sachs Mid-Cap Value Portfolio.....................          --                    --
   23,434 shares; cost $306,162
MetLife Moderate Strategy Portfolio.......................          --                    --
   3,094 shares; cost $33,697
MetLife Balanced Strategy Portfolio.......................          --                    --
   26,919 shares; cost $303,661
MetLife Growth Strategy Portfolio.........................          --                    --
   76,267 shares; cost $903,632
MetLife Aggressive Strategy Portfolio.....................          --                    --
   768 shares; cost $9,003
Van Kampen Comstock Portfolio.............................          --                    --
   7,657 shares; cost $80,945
                                                               -------      ----------------
Total Investments.........................................      27,703                49,875
Due from MetLife Investors Insurance Company of California           2                    --
                                                               -------      ----------------
Due from MetLife Investors Insurance Company
Total Assets..............................................      27,705                49,875
LIABILITIES:
Due to MetLife Investors Insurance Company of California..          --                    (1)
                                                               -------      ----------------
NET ASSETS................................................     $27,705      $         49,874
                                                               =======      ================
Outstanding Units.........................................       1,518                 3,994
Unit Fair Values..........................................     $ 18.25      $12.49 to $12.66

  The accompanying notes are an integral part of these financial statements.

  GOLDMAN SACHS        MELIFE            MELIFE           MELIFE            MELIFE        VAN KAMPEN
  MID-CAP VALUE   MODERATE STRATEGY BALANCED STRATEGY GROWTH STRATEGY AGGRESSIVE STRATEGY  COMSTOCK
   SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT     SUB-ACCOUNT
----------------  ----------------- ----------------- --------------- ------------------- -----------
$             --       $    --          $     --         $     --           $    --         $    --
              --            --                --               --                --              --
              --            --                --               --                --              --
              --            --                --               --                --              --
              --            --                --               --                --              --
              --            --                --               --                --              --
              --            --                --               --                --              --
              --            --                --               --                --              --
              --            --                --               --                --              --
              --            --                --               --                --              --
              --            --                --               --                --              --
              --            --                --               --                --              --
              --            --                --               --                --              --
              --            --                --               --                --              --
              --            --                --               --                --              --
              --            --                --               --                --              --
              --            --                --               --                --              --
              --            --                --               --                --              --
         311,679            --                --               --                --              --
              --        34,286                --               --                --              --
              --            --           310,383               --                --              --
              --            --                --          921,312                --              --
              --            --                --               --             9,456              --
              --            --                --               --                --          86,212
----------------       -------          --------         --------           -------         -------
         311,679        34,286           310,383          921,312             9,456          86,212
              --            --                --               --                --               1
----------------       -------          --------         --------           -------         -------
         311,679        34,286           310,383          921,312             9,456          86,213
              (2)           (1)               (3)              (4)               (1)             --
----------------       -------          --------         --------           -------         -------
$        311,677       $34,285          $310,380         $921,308           $ 9,455         $86,213
================       =======          ========         ========           =======         =======
          21,652           301             2,635            7,500                76             748
$14.40 to $14.59       $113.92          $ 117.83         $ 122.85           $124.73         $115.23

                METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE OF
                      METLIFE INVESTORS INSURANCE COMPANY

              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                              SEPTEMBER 30, 2006
                                  (UNAUDITED)

                                                                         AIM              DAVIS
                                                                 CAPITAL APPRECIATION VENTURE VALUE
                                                                     SUB-ACCOUNT       SUB-ACCOUNT
                                                                 -------------------- -------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
AIM VARIABLE INSURANCE FUNDS, INC. (AIM FUND):
AIM Capital Appreciation Portfolio..............................   $        22,916     $       --
   915 shares; cost $27,765
METROPOLITAN SERIES FUND, INC. (METROPOLITAN FUND):
Davis Venture Value Portfolio...................................                --      1,287,344
   39,441 shares; cost $1,117,504
Harris Oakmark Focused Value Portfolio..........................                --             --
   1,582 shares; cost $412,401
Jennison Growth Portfolio.......................................                --             --
   22,615 shares; cost $241,807
Capital Guardian U.S. Equity Portfolio..........................                --             --
   11,042 shares; cost $124,124
BlackRock Money Market Portfolio................................                --             --
   15,352 shares; cost $1,535,218
Metlfie Stock Index Portfolio...................................                --             --
   16,870 shares; cost $500,034
Western Asset Management U.S. Government Portfolio..............                --             --
   1,091 shares; cost $13,227
T. Rowe Price Small-Cap Growth Portfolio........................                --             --
   267 shares; cost $3,343
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS: (TEMPLETON FUND)
Templeton Growth Securities Portfolio...........................                --             --
   3,145 shares; cost $44,341
Templeton Foreign Securities Portfolio..........................                --             --
   1,230 shares; cost $20,181
                                                                   ---------------     ----------
Total Investments...............................................            22,916      1,287,344
Due from MetLife Investors Insurance Company of California......                --              1
                                                                   ---------------     ----------
Total Assets....................................................            22,916      1,287,345
LIABILITIES:
Due to MetLife Investors Insurance Company of California........                (1)            --
                                                                   ---------------     ----------
NET ASSETS......................................................   $        22,915     $1,287,345
                                                                   ===============     ==========
Outstanding Units...............................................             2,086         87,997
Unit Fair Values................................................   $7.18 to $10.98     $    14.63

  The accompanying notes are an integral part of these financial statements.

   HARRIS OAKMARK  JENNISON    CAPITAL GUARDIAN     BLACKROCK       METLIFE
   FOCUSED VALUE    GROWTH       U.S. EQUITY       MONEY MARKET   STOCK INDEX
    SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT       SUB-ACCOUNT    SUB-ACCOUNT
   -------------- ----------- ------------------ ---------------- -----------
      $     --     $     --   $               -- $             --  $     --
            --           --                   --               --        --
       395,426           --                   --               --        --
            --      275,221                   --               --        --
            --           --              141,011               --        --
            --           --                   --        1,535,218        --
            --           --                   --               --   573,923
            --           --                   --               --        --
            --           --                   --               --        --
            --           --                   --               --        --
            --           --                   --               --        --
      --------     --------   ------------------ ----------------  --------
       395,426      275,221              141,011        1,535,218   573,923
            --            1                   --               13        --
      --------     --------   ------------------ ----------------  --------
       395,426      275,222              141,011        1,535,231   573,923
           (21)          --                   --               --        (2)
      --------     --------   ------------------ ----------------  --------
      $395,405     $275,222   $          141,011 $      1,535,231  $573,921
      ========     ========   ================== ================  ========
        26,841       18,198                1,061          129,844    46,161
      $  14.73     $  15.12   $129.79 to $132.98 $10.81 to $11.82  $  12.43

                METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE OF
                      METLIFE INVESTORS INSURANCE COMPANY

              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                              SEPTEMBER 30, 2006
                                  (UNAUDITED)

                                                                 WESTERN ASSET MANAGEMENT  T. ROWE PRICE
                                                                     U.S. GOVERNMENT      SMALL-CAP GROWTH
                                                                       SUB-ACCOUNT          SUB-ACCOUNT
                                                                 ------------------------ ----------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
AIM VARIABLE INSURANCE FUNDS, INC. (AIM FUND):
AIM Capital Appreciation Portfolio..............................         $    --          $             --
   915 shares; cost $27,765
METROPOLITAN SERIES FUND, INC. (METROPOLITAN FUND):
Davis Venture Value Portfolio...................................              --                        --
   39,441 shares; cost $1,117,504
Harris Oakmark Focused Value Portfolio..........................              --                        --
   1,582 shares; cost $412,401
Jennison Growth Portfolio.......................................              --                        --
   22,615 shares; cost $241,807
Capital Guardian U.S. Equity Portfolio..........................              --                        --
   11,042 shares; cost $124,124
BlackRock Money Market Portfolio................................              --                        --
   15,352 shares; cost $1,535,218
Metlfie Stock Index Portfolio...................................              --                        --
   16,870 shares; cost $500,034
Western Asset Management U.S. Government Portfolio..............          13,257                        --
   1,091 shares; cost $13,227
T. Rowe Price Small-Cap Growth Portfolio........................              --                     3,983
   267 shares; cost $3,343
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS: (TEMPLETON FUND)
Templeton Growth Securities Portfolio...........................              --                        --
   3,145 shares; cost $44,341
Templeton Foreign Securities Portfolio..........................              --                        --
   1,230 shares; cost $20,181
                                                                         -------          ----------------
Total Investments...............................................          13,257                     3,983
Due from MetLife Investors Insurance Company of California......               6                        --
                                                                         -------          ----------------
Total Assets....................................................          13,263                     3,983
LIABILITIES:
Due to MetLife Investors Insurance Company of California........              --                        --
                                                                         -------          ----------------
NET ASSETS......................................................         $13,263          $          3,983
                                                                         =======          ================
Outstanding Units...............................................              73                       244
Unit Fair Values................................................         $182.76          $15.51 to $16.35


  The accompanying notes are an integral part of these financial statements.

                          TEMPLETON         TEMPLETON
                      GROWTH SECURITIES FOREIGN SECURITIES
                         SUB-ACCOUNT       SUB-ACCOUNT
                      ----------------- ------------------
                           $    --       $             --
                                --                     --
                                --                     --
                                --                     --
                                --                     --
                                --                     --
                                --                     --
                                --                     --
                                --                     --
                            46,867                     --
                                --                 21,344
                           -------       ----------------
                            46,867                 21,344
                                --                     --
                           -------       ----------------
                            46,867                 21,344
                                --                     --
                           -------       ----------------
                           $46,867       $         21,344
                           =======       ================
                             2,586                  1,515
                           $ 18.12       $13.25 to $14.09

                METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE OF
                      METLIFE INVESTORS INSURANCE COMPANY

                           STATEMENTS OF OPERATIONS
                    FOR THE PERIOD ENDED SEPTEMBER 30, 2006
                                  (UNAUDITED)

                                                                LORD ABBETT LORD ABBETT  LORD ABBETT
                                                                GROWTH AND     BOND        GROWTH
                                                                  INCOME     DEBENTURE  OPPORTUNITIES
                                                                SUB-ACCOUNT SUB-ACCOUNT  SUB-ACCOUNT
                                                                ----------- ----------- -------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends....................................................  $ 33,970    $ 35,605       $ --
Expenses:
  Mortality and expense charges................................     2,774       1,001         --
                                                                 --------    --------       ----
Net investment income (loss)...................................    31,196      34,604         --
                                                                 --------    --------       ----
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Realized gains (losses) from security transactions.............    35,572       1,991          2
Realized gain distributions....................................   149,402          --        106
                                                                 --------    --------       ----
Total realized gains (losses) on investments...................   184,974       1,991        108
Change in unrealized appreciation (depreciation) of investments    (1,573)    (11,401)       (85)
                                                                 --------    --------       ----
Net realized and unrealized gains (losses) on investments......   183,401      (9,410)        23
                                                                 --------    --------       ----
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS  $214,597    $ 25,194       $ 23
                                                                 ========    ========       ====

  The accompanying notes are an integral part of these financial statements.

LORD ABBETT  MET/PUTNAM   OPPENHEIMER      PIMCO         JANUS       PIMCO                 T. ROWE PRICE      MFS
  MID-CAP      CAPITAL      CAPITAL      INFLATION    AGGRESSIVE  TOTAL RETURN RCM GLOBAL     MID-CAP      RESEARCH
   VALUE    OPPORTUNITIES APPRECIATION PROTECTED BOND   GROWTH        BOND     TECHNOLOGY     GROWTH     INTERNATIONAL
SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT
----------- ------------- ------------ -------------- ----------- ------------ ----------- ------------- -------------
 $  1,605     $    161      $ 1,308       $ 13,402     $     --     $19,446      $    --     $     --       $ 6,520
       --           --        1,571          1,338        1,214       2,811          400        1,828         1,276
 --------     --------      -------       --------     --------     -------      -------     --------       -------
    1,605          161         (263)        12,064       (1,214)     16,635         (400)      (1,828)        5,244
 --------     --------      -------       --------     --------     -------      -------     --------       -------
    1,191          872        6,318         (1,858)      15,929        (590)       1,549       13,121        23,142
   19,981       21,675        2,983          9,360       16,114         287           --       13,637        25,634
 --------     --------      -------       --------     --------     -------      -------     --------       -------
   21,172       22,547        9,301          7,502       32,043        (303)       1,549       26,758        48,776
  (15,986)     (12,473)       1,539        (13,863)     (43,495)      5,064       (2,865)     (20,775)       24,708
 --------     --------      -------       --------     --------     -------      -------     --------       -------
    5,186       10,074       10,840         (6,361)     (11,452)      4,761       (1,316)       5,983        73,484
 --------     --------      -------       --------     --------     -------      -------     --------       -------
 $  6,791     $ 10,235      $10,577       $  5,703     $(12,666)    $21,396      $(1,716)    $  4,155       $78,728
 ========     ========      =======       ========     ========     =======      =======     ========       =======

                METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE OF
                      METLIFE INVESTORS INSURANCE COMPANY

                           STATEMENTS OF OPERATIONS
            FOR THE PERIOD ENDED SEPTEMBER 30, 2006 -- (CONTINUED)
                                  (UNAUDITED)

                                                                                                HARRIS
                                                                    MET/AIM        LAZARD       OAKMARK
                                                                SMALL-CAP GROWTH   MID-CAP   INTERNATIONAL
                                                                  SUB-ACCOUNT    SUB-ACCOUNT  SUB-ACCOUNT
                                                                ---------------- ----------- -------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends....................................................     $     --      $  2,579     $ 21,376
Expenses:
  Mortality and expense charges................................        1,360         1,891        3,134
                                                                    --------      --------     --------
Net investment income (loss)...................................       (1,360)          688       18,242
                                                                    --------      --------     --------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Realized gains (losses) from security transactions.............       14,335         8,034       34,498
Realized gain distributions....................................       44,317        56,651       53,363
                                                                    --------      --------     --------
Total realized gains (losses) on investments...................       58,652        64,685       87,861
Change in unrealized appreciation (depreciation) of investments      (46,467)      (37,390)       9,231
                                                                    --------      --------     --------
Net realized and unrealized gains (losses) on investments......       12,185        27,295       97,092
                                                                    --------      --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS     $ 10,825      $ 27,983     $115,334
                                                                    ========      ========     ========

  The accompanying notes are an integral part of these financial statements.

                 NEUBERGER                                 MELIFE      MELIFE      MELIFE      MELIFE        VAN
 THIRD AVENUE     BERMAN        TURNER     GOLDMAN SACHS  MODERATE    BALANCED     GROWTH    AGGRESSIVE    KAMPEN
SMALL-CAP VALUE REAL ESTATE MID-CAP GROWTH MID-CAP VALUE  STRATEGY    STRATEGY    STRATEGY    STRATEGY    COMSTOCK
  SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT    SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT
--------------- ----------- -------------- ------------- ----------- ----------- ----------- ----------- -----------
   $  3,248       $  316        $   --        $    --       $ 56       $  563      $ 1,299      $ --       $    2
      2,055          104            61            886        111          949        2,897         7          122
   --------       ------        ------        -------       ----       ------      -------      ----       ------
      1,193          212           (61)          (886)       (55)        (386)      (1,598)       (7)        (120)
   --------       ------        ------        -------       ----       ------      -------      ----       ------
     38,450          684           (17)        (1,531)       (58)         886       25,017         5          167
     33,507        1,497            41          1,581        235        1,997        4,944        --          166
   --------       ------        ------        -------       ----       ------      -------      ----       ------
     71,957        2,181            24             50        177        2,883       29,961         5          333
    (49,459)       3,111         1,900         15,319        589        5,568        5,595       453        5,152
   --------       ------        ------        -------       ----       ------      -------      ----       ------
     22,498        5,292         1,924         15,369        766        8,451       35,556       458        5,485
   --------       ------        ------        -------       ----       ------      -------      ----       ------
   $ 23,691       $5,504        $1,863        $14,483       $711       $8,065      $33,958      $451       $5,365
   ========       ======        ======        =======       ====       ======      =======      ====       ======

                METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE OF
                      METLIFE INVESTORS INSURANCE COMPANY

                           STATEMENTS OF OPERATIONS
            FOR THE PERIOD ENDED SEPTEMBER 30, 2006 -- (CONTINUED)
                                  (UNAUDITED)

                                                                                              HARRIS
                                                                AIM CAPITAL      DAVIS        OAKMARK
                                                                APPRECIATION VENTURE VALUE FOCUSED VALUE
                                                                SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                                                                ------------ ------------- -------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends....................................................     $ --        $ 8,472      $  1,933
Expenses:
  Mortality and expense charges................................       --          4,435         2,173
                                                                    ----        -------      --------
Net investment income (loss)...................................       --          4,037          (240)
                                                                    ----        -------      --------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Realized gains (losses) from security transactions.............      (90)        24,741        13,412
Realized gain distributions....................................       --             --        59,665
                                                                    ----        -------      --------
Total realized gains (losses) on investments...................      (90)        24,741        73,077
Change in unrealized appreciation (depreciation) of investments      431         42,709       (60,596)
                                                                    ----        -------      --------
Net realized and unrealized gains (losses) on investments......      341         67,450        12,481
                                                                    ----        -------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS     $341        $71,487      $ 12,241
                                                                    ====        =======      ========

  The accompanying notes are an integral part of these financial statements.

                                                       WESTERN ASSET
 JENNISON   CAPITAL GUARDIAN  BLACKROCK     MELIFE      MANAGEMENT     T. ROWE PRICE       TEMPLETON         TEMPLETON
  GROWTH      U.S. EQUITY    MONEY MARKET STOCK INDEX U.S. GOVERNMENT SMALL CAP GROWTH GROWTH SECURITIES FOREIGN SECURITIES
SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT     SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT
----------- ---------------- ------------ ----------- --------------- ---------------- ----------------- ------------------
  $    --        $1,400        $52,714      $ 9,998        $375             $ --            $  674             $  295
    1,000            --          6,320        2,129          44               --                --                 --
  -------        ------        -------      -------        ----             ----            ------             ------
   (1,000)        1,400         46,394        7,869         331               --               674                295
  -------        ------        -------      -------        ----             ----            ------             ------
    8,398           247             --        8,051         (34)              13                15                 11
      216         1,497             --       17,062          --               --             1,659                 --
  -------        ------        -------      -------        ----             ----            ------             ------
    8,614         1,744             --       25,113         (34)              13             1,674                 11
   (9,754)        4,563             --        7,910          26              (66)            2,964              1,163
  -------        ------        -------      -------        ----             ----            ------             ------
   (1,140)        6,307             --       33,023          (8)             (53)            4,638              1,174
  -------        ------        -------      -------        ----             ----            ------             ------
  $(2,140)       $7,707        $46,394      $40,892        $323             $(53)           $5,312             $1,469
  =======        ======        =======      =======        ====             ====            ======             ======

                METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE OF
                      METLIFE INVESTORS INSURANCE COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS
                    FOR THE PERIOD ENDED SEPTEMBER 30, 2006
                                  (UNAUDITED)

                                                                             LORD ABBETT                 LORD ABBETT
                                                                             GROWTH AND   LORD ABBETT      GROWTH
                                                                               INCOME    BOND DEBENTURE OPPORTUNITIES
                                                                             SUB-ACCOUNT  SUB-ACCOUNT    SUB-ACCOUNT
                                                                             ----------- -------------- -------------
INCREASE (DECREASE) IN NET ASSETS
From operations:
  Net investment income (loss).............................................. $   31,196     $ 34,604       $   --
  Net realized gains (losses) from investments..............................    184,974        1,991          108
  Change in unrealized appreciation (depreciation) of investments...........     (1,573)     (11,401)         (85)
                                                                             ----------     --------       ------
  Net increase (decrease) in net assets resulting from operations...........    214,597       25,194           23
                                                                             ----------     --------       ------
From capital transactions:
  Payments received from contract owners....................................    122,695       13,699           --
  Transfers between sub-accounts (including fixed account), net.............     (5,767)      (7,166)          --
  Transfers from contract benefits and terminations.........................    (34,330)     (37,738)         (31)
  Contract maintenance charges..............................................        (61)          --           (3)
                                                                             ----------     --------       ------
  Net increase (decrease) in net assets resulting from capital transactions.     82,537      (31,205)         (34)
                                                                             ----------     --------       ------
NET CHANGE IN NET ASSETS....................................................    297,134       (6,011)         (11)
NET ASSETS - BEGINNING OF PERIOD............................................  1,754,552      495,271        1,703
                                                                             ----------     --------       ------
NET ASSETS - END OF PERIOD.................................................. $2,051,686     $489,260       $1,692
                                                                             ==========     ========       ======

                                                                              LORD ABBETT
                                                                             MID-CAP VALUE
                                                                              SUB-ACCOUNT
                                                                             -------------
INCREASE (DECREASE) IN NET ASSETS
From operations:
  Net investment income (loss)..............................................   $  1,605
  Net realized gains (losses) from investments..............................     21,172
  Change in unrealized appreciation (depreciation) of investments...........    (15,986)
                                                                               --------
  Net increase (decrease) in net assets resulting from operations...........      6,791
                                                                               --------
From capital transactions:
  Payments received from contract owners....................................         --
  Transfers between sub-accounts (including fixed account), net.............         --
  Transfers from contract benefits and terminations.........................     (3,743)
  Contract maintenance charges..............................................         --
                                                                               --------
  Net increase (decrease) in net assets resulting from capital transactions.     (3,743)
                                                                               --------
NET CHANGE IN NET ASSETS....................................................      3,048
NET ASSETS - BEGINNING OF PERIOD............................................    213,533
                                                                               --------
NET ASSETS - END OF PERIOD..................................................   $216,581
                                                                               ========

  The accompanying notes are an integral part of these financial statements.

 MET/PUTNAM   OPPENHEIMER                     JANUS
   CAPITAL      CAPITAL    PIMCO INFLATION AGGRESSIVE  PIMCO TOTAL RCM GLOBAL  T. ROWE PRICE  MFS RESEARCH
OPPORTUNITIES APPRECIATION PROTECTED BOND    GROWTH    RETURN BOND TECHNOLOGY  MID-CAP GROWTH INTERNATIONAL
 SUB-ACCOUNT  SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT  SUB-ACCOUNT    SUB-ACCOUNT
------------- ------------ --------------- ----------- ----------- ----------- -------------- -------------
  $    161      $   (263)     $ 12,064      $ (1,214)   $ 16,635    $   (400)     $ (1,828)     $  5,244
    22,547         9,301         7,502        32,043        (303)      1,549        26,758        48,776
   (12,473)        1,539       (13,863)      (43,495)      5,064      (2,865)      (20,775)       24,708
  --------      --------      --------      --------    --------    --------      --------      --------
    10,235        10,577         5,703       (12,666)     21,396      (1,716)        4,155        78,728
  --------      --------      --------      --------    --------    --------      --------      --------
        --        86,306        40,202        12,341      81,222      28,178        59,942       119,663
        --            --        (2,508)         (879)    (11,333)       (579)       (9,107)      (21,483)
    (4,605)      (35,139)      (13,402)       21,012     (51,269)       (424)       43,748       162,355
        --            --            --            --          --          --            --            (5)
  --------      --------      --------      --------    --------    --------      --------      --------
    (4,605)       51,167        24,292        32,474      18,620      27,175        94,583       260,530
  --------      --------      --------      --------    --------    --------      --------      --------
     5,630        61,744        29,995        19,808      40,016      25,459        98,738       339,258
   139,420       346,920       296,665       279,616     645,532      90,564       403,538       321,600
  --------      --------      --------      --------    --------    --------      --------      --------
  $145,050      $408,664      $326,660      $299,424    $685,548    $116,023      $502,276      $660,858
  ========      ========      ========      ========    ========    ========      ========      ========

                METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE OF
                      METLIFE INVESTORS INSURANCE COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS
            FOR THE PERIOD ENDED SEPTEMBER 30, 2006 -- (CONTINUED)
                                  (UNAUDITED)


                                                                                 MET/AIM        LAZARD    HARRIS OAKMARK
                                                                             SMALL-CAP GROWTH   MID-CAP   INTERNATIONAL
                                                                               SUB-ACCOUNT    SUB-ACCOUNT  SUB-ACCOUNT
                                                                             ---------------- ----------- --------------
INCREASE (DECREASE) IN NET ASSETS
From operations:
  Net investment income (loss)..............................................     $ (1,360)     $    688     $  18,242
  Net realized gains (losses) from investments..............................       58,652        64,685        87,861
  Change in unrealized appreciation (depreciation) of investments...........      (46,467)      (37,390)        9,231
                                                                                 --------      --------     ---------
  Net increase (decrease) in net assets resulting from operations...........       10,825        27,983       115,334
                                                                                 --------      --------     ---------
From capital transactions:
  Payments received from contract owners....................................       25,672        21,762       160,758
  Transfers between sub-accounts (including fixed account), net.............       (1,668)      (16,886)       (7,691)
  Transfers from contract benefits and terminations.........................      (56,290)      (37,253)     (126,648)
  Contract maintenance charges..............................................           --            --            --
                                                                                 --------      --------     ---------
  Net increase (decrease) in net assets resulting from capital transactions.      (32,286)      (32,377)       26,419
                                                                                 --------      --------     ---------
NET CHANGE IN NET ASSETS....................................................      (21,461)       (4,394)      141,753
NET ASSETS - BEGINNING OF PERIOD............................................      312,297       457,710       657,383
                                                                                 --------      --------     ---------
NET ASSETS - END OF PERIOD..................................................     $290,836      $453,316     $ 799,136
                                                                                 ========      ========     =========

                                                                             THIRD AVENUE
                                                                              SMALL-CAP
                                                                                VALUE
                                                                             SUB-ACCOUNT
                                                                             ------------
INCREASE (DECREASE) IN NET ASSETS
From operations:
  Net investment income (loss)..............................................   $  1,193
  Net realized gains (losses) from investments..............................     71,957
  Change in unrealized appreciation (depreciation) of investments...........    (49,459)
                                                                               --------
  Net increase (decrease) in net assets resulting from operations...........     23,691
                                                                               --------
From capital transactions:
  Payments received from contract owners....................................     95,250
  Transfers between sub-accounts (including fixed account), net.............    (13,537)
  Transfers from contract benefits and terminations.........................    (49,925)
  Contract maintenance charges..............................................         --
                                                                               --------
  Net increase (decrease) in net assets resulting from capital transactions.     31,788
                                                                               --------
NET CHANGE IN NET ASSETS....................................................     55,479
NET ASSETS - BEGINNING OF PERIOD............................................    453,179
                                                                               --------
NET ASSETS - END OF PERIOD..................................................   $508,658
                                                                               ========

  The accompanying notes are an integral part of these financial statements.

 NEUBERGER    TURNER                    MELIFE      MELIFE      MELIFE      MELIFE
BERMAN REAL   MID-CAP   GOLDMAN SACHS  MODERATE    BALANCED     GROWTH    AGGRESSIVE  VAN KAMPEN
  ESTATE      GROWTH    MID-CAP VALUE  STRATEGY    STRATEGY    STRATEGY    STRATEGY    COMSTOCK
SUB-ACCOUNT SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT
----------- ----------- ------------- ----------- ----------- ----------- ----------- -----------
  $   212     $   (61)    $   (886)     $   (55)   $   (386)   $ (1,598)    $   (7)     $  (120)
    2,181          24           50          177       2,883      29,961          5          333
    3,111       1,900       15,319          589       5,568       5,595        453        5,152
  -------     -------     --------      -------    --------    --------     ------      -------
    5,504       1,863       14,483          711       8,065      33,958        451        5,365
  -------     -------     --------      -------    --------    --------     ------      -------
    5,809       2,137       91,567       31,362       1,258     446,006      9,170        7,508
       --          --           --           --          --          --         --           --
   (2,668)     44,126       62,442        2,212     254,520     138,820       (166)      67,154
       --          --           --           --          --          --         --           --
  -------     -------     --------      -------    --------    --------     ------      -------
    3,141      46,263      154,009       33,574     255,778     584,826      9,004       74,662
  -------     -------     --------      -------    --------    --------     ------      -------
    8,645      48,126      168,492       34,285     263,843     618,784      9,455       80,027
   19,060       1,748      143,185           --      46,537     302,524         --        6,186
  -------     -------     --------      -------    --------    --------     ------      -------
  $27,705     $49,874     $311,677      $34,285    $310,380    $921,308     $9,455      $86,213
  =======     =======     ========      =======    ========    ========     ======      =======

                METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE OF
                      METLIFE INVESTORS INSURANCE COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS
            FOR THE PERIOD ENDED SEPTEMBER 30, 2006 -- (CONTINUED)
                                  (UNAUDITED)


                                                                             AIM CAPITAL  DAVIS VENTURE HARRIS OAKMARK
                                                                             APPRECIATION     VALUE     FOCUSED VALUE
                                                                             SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                                                                             ------------ ------------- --------------
INCREASE (DECREASE) IN NET ASSETS
From operations:
  Net investment income (loss)..............................................   $    --     $    4,037     $    (240)
  Net realized gains (losses) from investments..............................       (90)        24,741        73,077
  Change in unrealized appreciation (depreciation) of investments...........       431         42,709       (60,596)
                                                                               -------     ----------     ---------
  Net increase (decrease) in net assets resulting from operations...........       341         71,487        12,241
                                                                               -------     ----------     ---------
From capital transactions:
  Payments received from contract owners....................................        --        241,308        86,910
  Transfers between sub-accounts (including fixed account), net.............        --        (20,035)           --
  Transfers from contract benefits and terminations.........................      (404)        79,115      (276,968)
  Contract maintenance charges..............................................        (2)            --            --
                                                                               -------     ----------     ---------
  Net increase (decrease) in net assets resulting from capital transactions.      (406)       300,388      (190,058)
                                                                               -------     ----------     ---------
NET CHANGE IN NET ASSETS....................................................       (65)       371,875      (177,817)
NET ASSETS - BEGINNING OF PERIOD............................................    22,980        915,470       573,222
                                                                               -------     ----------     ---------
NET ASSETS - END OF PERIOD..................................................   $22,915     $1,287,345     $ 395,405
                                                                               =======     ==========     =========

                                                                              JENNISON
                                                                               GROWTH
                                                                             SUB-ACCOUNT
                                                                             -----------
INCREASE (DECREASE) IN NET ASSETS
From operations:
  Net investment income (loss)..............................................  $ (1,000)
  Net realized gains (losses) from investments..............................     8,614
  Change in unrealized appreciation (depreciation) of investments...........    (9,754)
                                                                              --------
  Net increase (decrease) in net assets resulting from operations...........    (2,140)
                                                                              --------
From capital transactions:
  Payments received from contract owners....................................    35,333
  Transfers between sub-accounts (including fixed account), net.............   (12,792)
  Transfers from contract benefits and terminations.........................    18,611
  Contract maintenance charges..............................................        --
                                                                              --------
  Net increase (decrease) in net assets resulting from capital transactions.    41,152
                                                                              --------
NET CHANGE IN NET ASSETS....................................................    39,012
NET ASSETS - BEGINNING OF PERIOD............................................   236,210
                                                                              --------
NET ASSETS - END OF PERIOD..................................................  $275,222
                                                                              ========

  The accompanying notes are an integral part of these financial statements.

  CAPITAL    BLACKROCK
 GUARDIAN      MONEY      MELIFE    WESTERN ASSET MANAGEMENT  T. ROWE PRICE       TEMPLETON         TEMPLETON
U.S. EQUITY   MARKET    STOCK INDEX     U.S. GOVERNMENT      SMALL-CAP GROWTH GROWTH SECURITIES FOREIGN SECURITIES
SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT       SUB-ACCOUNT          SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT
----------- ----------- ----------- ------------------------ ---------------- ----------------- ------------------
 $  1,400   $   46,394   $  7,869           $   331               $   --           $   674           $   295
    1,744           --     25,113               (34)                  13             1,674                11
    4,563           --      7,910                26                  (66)            2,964             1,163
 --------   ----------   --------           -------               ------           -------           -------
    7,707       46,394     40,892               323                  (53)            5,312             1,469
 --------   ----------   --------           -------               ------           -------           -------
       --      205,815     64,320             5,288                   --                --                --
       --           --     (1,771)               --                   --                --                --
   (2,345)    (639,660)   (10,043)            5,443                  (72)             (780)           19,875
      (19)          --         --                --                   --                --                --
 --------   ----------   --------           -------               ------           -------           -------
   (2,364)    (433,845)    52,506            10,731                  (72)             (780)           19,875
 --------   ----------   --------           -------               ------           -------           -------
    5,343     (387,451)    93,398            11,054                 (125)            4,532            21,344
  135,668    1,922,682    480,523             2,209                4,108            42,335                --
 --------   ----------   --------           -------               ------           -------           -------
 $141,011   $1,535,231   $573,921           $13,263               $3,983           $46,867           $21,344
 ========   ==========   ========           =======               ======           =======           =======

                METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE OF
               METLIFE INVESTORS INSURANCE COMPANY OF CALIFORNIA

                         NOTES TO FINANCIAL STATEMENTS
                              SEPTEMBER 30, 2006
                                  (UNAUDITED)

1.  BUSINESS

MetLife Investors Variable Life Account Five (the "Separate Account"), a separate account of MetLife Investors Insurance Company of California ("MLIOC"), was established by the Board of Directors of MLIOC on October 23,1991 to support MLIOC's operations with respect to certain variable life insurance policies ("Policies"). MLIOC is an indirect wholly owned subsidiary of MetLife, Inc. The separate account was registered as a unit investment trust on December 16, 1996 under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the California Department of Insurance.

The Separate Account is divided into sub-accounts. Each sub-account invests its assets exclusively in shares of corresponding portfolios, series or funds (with the same name) within the Met Investors Fund, Metropolitan Fund, AIM Funds and the Templeton Fund (collectively, the "Funds"). For convenience, the portfolios, series, and funds are referred to as "portfolios."

The assets of the Separate Account are registered in the name of MLIOC. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from MLIOC's other assets and liabilities. The portion of the Separate Account's assets attributable to the variable universal life policies is not chargeable with liabilities arising out of any other business MLIOC may conduct.

The table below presents the Sub-Accounts within the Separate Account:

             Lord Abbett Growth and     MetLife Moderate Strategy
              Income Sub-Account        Sub-Account
             Lord Abbett Bond           MetLife Balanced Strategy
              Debenture Sub-Account     Sub-Account
             Lord Abbett Growth         MetLife Growth Strategy
              Opportunities Sub-Account Sub-Account
             Lord Abbett Mid-Cap Value  MetLife Aggressive
              Sub-Account               Strategy Sub-Account
             J.P. Morgan Small-Cap      Van Kampen Comstock
              Opportunities Sub-Account Sub-Account
             Oppenheimer Capital        Loomis Sayles Global
              Appreciation Sub-Account  Markets Sub-Account
             PIMCO Inflation Protected  MFS Emerging Markets
              Bond Sub-Account          Equity Sub-Account
             Janus Aggressive Growth    AIM Capital Appreciation
              Sub-Account               Sub-Account
             PIMCO Total Return Bond    Davis Venture Value
              Sub-Account               Sub-Account
             RCM Global Technology      Harris Oakmark Focused
              Sub-Account               Value Sub-Account
             T. Rowe Price Mid-Cap      Jennison Growth
              Growth Sub-Account        Sub-Account
             MFS Research               Capital Guardian U.S.
              International Sub-Account Equity Sub-Account
             Met/AIM Small-Cap Growth   BlackRock Money Market
              Sub-Account               Sub-Account
             Lazard Mid-Cap Sub-Account MetLife Stock Index
                                        Sub-Account
             Harris Oakmark             Western Asset Management
              International Sub-Account U.S. Government
                                        Sub-Account
             Third Avenue Small-Cap     T. Rowe Price Small-Cap
              Value Sub-Account         Growth Sub-Account
             Neuberger Berman Real      Templeton Growth
              Estate Sub-Account        Securities Sub-Account
             Turner Mid-Cap Growth      Templeton Foreign
              Sub-Account               Securities Sub-Account
             Goldman Sachs Mid-Cap      Templeton Developing
              Value Sub-Account         Markets Securities
                                        Sub-Account
             MetLife Defensive
              Strategy Sub-Account

The following sub-accounts changed names during the period ended September 30, 2006:

OLD NAME                                 NEW NAME
--------                                 --------
Solomon Brothers US Government Portfolio Western Asset Management US Government Portfolio

The following sub-accounts began operations during the period ended September 30, 2006:

                 MAY 1, 2006 DATE BEGAN OPERATIONS
                 ---------------------------------
                 Loomis Sayles Global Market Equity Sub Account
                 MFS Emerging Markets Equity Sub-Account

                METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE OF
               METLIFE INVESTORS INSURANCE COMPANY OF CALIFORNIA

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                  (UNAUDITED)



2.  SIGNIFICANT ACCOUNTING POLICIES

The financial statement included herein have been prepared in accordance with accounting principles generally accepted in the United States of America for variable life separate accounts registered as unit investment trusts.

    A. VALUATION OF INVESTMENTS

       Investments are made in the portfolios of the Funds and are valued at the reported net asset values of these portfolios. The investments of the portfolios are valued at fair value. Money market portfolio investments are valued utilizing the amortized cost method of valuation. Changes in fair values are recorded in the Statement of Operations.

    B. SECURITY TRANSACTIONS

       Purchases and sales are recorded on the trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold. Income dividends and gains from realized gain distributions are recorded on the ex-distribution date.

    C. FEDERAL INCOME TAXES

       The operations of the Separate Account are included in the Federal income tax return of MLIOC, which is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, MLIOC does not expect to incur Federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the policies. Accordingly, no charge is being made currently to the Separate Account for Federal income taxes. MLIOC will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any Federal income taxes that would be attributable to the contracts.

    D. NET PREMIUMS

       MLIOC deducts a sales load and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain policies, MLIOC also deducts a Federal income tax charge before amounts are allocated to the Separate Account. The Federal income tax charge is imposed in connection with certain policies to recover a portion of the Federal income tax adjustment attributable to policy acquisition expenses.

    E. ESTIMATES

       The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

    F. PREMIUM PAYMENTS

       Premium payments by MLIOC are credited as accumulation units as of the end of the valuation period in which received, as provided in the prospectus.

    G. RECLASSIFICATIONS

       Certain amounts in the prior years' financial statements have been reclassified to conform to the current year presentation.

3.  EXPENSES AND RELATED PARTY TRANSACTIONS

For flexible premium variable universal life policies, MLI deducts a daily charge from the net assets of the Separate Account sub-accounts for the assumption of mortality and expense risks. The daily charge, on an annual basis, is equal to 0.55% for the first 10 policy years, 0.45% for policy years 11-20 and 0.15% thereafter. The mortality risk assumed by MLI is that the insured, as a group, may not live as long as expected. The expense risk assumed is that actual expenses may be greater than those assumed.

                METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE OF
               METLIFE INVESTORS INSURANCE COMPANY OF CALIFORNIA

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                  (UNAUDITED)



3.  EXPENSES AND RELATED PARTY TRANSACTIONS -- (CONTINUED)

There are contract charges and fees associated with the variable life insurance policies MLI deducts from the policy account value that reduce the return on investment. MLI sells SPVL and FPVL policies and the contract charges and fees vary.

The insurance charges for SPVL policies include mortality and expense risk, administrative, tax expense and cost of insurance. These charges are deducted from the policy account value on a monthly basis. Withdrawals during the first 10 years may be subject to a contingent deferred sales charge. In addition, MLI deducts a deferred premium tax charge on premium surrendered during the first 10 years. MLI charges a $30 annual contract maintenance fee on policies with values less than $50,000. Subject to certain restrictions, policy owners may transfer accumulated value between the available Separate Account sub-accounts. MLI deducts a transfer fee on each transfer in excess of twelve transfers during a policy year. Transfers made in a dollar cost averaging program are not subject to the transfer fee. The insurance charges and fees are explained in the product prospectus.

CONTRACT CHARGES AND FEES

The insurance charges for FPVL policies include tax expense, selection and expense, monthly policy charge, cost of insurance and the charges for additional benefit riders. These charges are deducted from the policy account value on a monthly basis. MLI deducts a sales charge from each premium payment. In addition, MLI will deduct a contingent deferred sales charge during the first 10 years if certain conditions occur. Subject to certain restrictions, policy owners may transfer or withdraw accumulated value between the available Separate Account sub-accounts and the General Account. MLI deducts a fee on each transfer or withdrawal in excess of twelve transfers and withdrawals during a policy year. The insurance charges and fees are explained in the product prospectus.

                METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE OF
               METLIFE INVESTORS INSURANCE COMPANY OF CALIFORNIA

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                  (UNAUDITED)



4.  PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from the sale for the period ended September 30, 2006 for each sub-account were as follows:

   Lord Abbett Growth and Income Sub-Account........... $  450,303 $  187,167
   Lord Abbett Bond Debenture Sub-Account..............     73,075     69,675
   Lord Abbett Growth Opportunities Sub-Account........        107         33
   Lord Abbett Mid-Cap Value Sub-Account...............     21,586      3,743
   J.P. Morgan Small Cap Stock Sub-Account.............     21,836      4,605
   Oppenheimer Capital Appreciation Sub-Account........    140,635     86,749
   PIMCO Inflation Protected Bond Sub-Account..........     81,859     36,146
   Janus Aggressive Growth Sub-Account.................    112,782     65,408
   PIMCO Total Return Bond Sub-Account.................    136,625    101,083
   RCM Global Technology Sub-Account...................     32,796      6,020
   T Rowe Price Mid-Cap Growth Sub-Account.............    143,605     37,213
   MFS Research International Sub-Account..............    350,240     58,833
   Met/AIM Small-Cap Growth Stock Sub-Account..........     82,901     72,231
   Lazard Mid-Cap Sub-Account..........................     80,926     55,965
   Harris Oakmark International Sub-Account............    244,249    146,225
   Third Avenue Small-Cap Value Sub-Account............    160,822     94,333
   Neuberger Berman Real Estate Sub-Account............      7,688      2,841
   Turner Mid-Cap Growth Sub-Account...................     49,040      2,792
   Goldman Sachs Mid-Cap Equity Sub-Account............    195,214     40,509
   MetLife Moderate Strategy Sub-Account...............     46,372     12,617
   MetLife Balanced Strategy Sub-Account...............    277,020     19,628
   MetLife Growth Strategy Sub-Account.................    977,751    389,579
   MetLife Aggressive Strategy Sub-Account.............      9,136        138
   Van Kampen Comstock Sub-Account.....................     77,505      2,798
   AIM Capital Appreciation Sub-Account................         --        406
   Davis Venture Value Sub-Account.....................    385,552     81,128
   Harris Oakmark Focused Value Sub-Account............    162,060    292,676
   Jennison Growth Sub-Account.........................     80,024     39,656
   Capital Guardian U.S. Equity Sub-Account............      2,897      2,364
   BlackRock Money Market Sub-Account..................    763,979  1,151,431
   MetLife Stock Index Sub-Account.....................    111,803     34,364
   Western Asset Management U.S. Government Sub-Account     17,489      6,430
   T. Rowe Price Small-Cap Growth Sub-Account..........         --         72
   Templeton Growth Securities Sub-Account.............      2,333        780
   Templeton Foreign Securities Sub-Account............     20,418        248
                                                        ---------- ----------
   Total............................................... $5,320,628 $3,105,886
                                                        ========== ==========

                METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE OF
               METLIFE INVESTORS INSURANCE COMPANY OF CALIFORNIA

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                  (UNAUDITED)


5.  CHANGES IN OUTSTANDING UNITS

The changes in units outstanding for the period ended September 30, 2006 were as follows:

                                     LORD ABBETT     LORD ABBETT       LORD ABBETT       LORD ABBETT
                                  GROWTH AND INCOME BOND DEBENTURE GROWTH OPPORTUNITIES MID-CAP VALUE
                                     SUB-ACCOUNT     SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT
                                  ----------------- -------------- -------------------- -------------
Outstanding at December 31, 2005.      113,690          35,636              110             8,256
Activity during 2006:
  Issued.........................       19,776           2,826               --                --
  Redeemed.......................      (12,926)         (5,134)              (2)             (143)
                                       -------          ------             ----            ------
Outstanding at September 30, 2006      120,540          33,328              108             8,113
                                       =======          ======             ====            ======

Outstanding at December 31, 2004.       97,222          33,559              113             8,573
Activity during 2005:
  Issued.........................       21,246           3,403               --                --
  Redeemed.......................       (4,778)         (1,326)              (3)             (317)
                                       -------          ------             ----            ------
Outstanding at December 31, 2005.      113,690          35,636              110             8,256
                                       =======          ======             ====            ======

Outstanding at December 31, 2003.       87,023          31,867              116             9,475
Activity during 2004:
  Issued.........................       18,288           6,765              742               378
  Redeemed.......................       (8,089)         (5,073)            (745)           (1,280)
                                       -------          ------             ----            ------
Outstanding at December 31, 2004.       97,222          33,559              113             8,573
                                       =======          ======             ====            ======

     MET/PUTNAM           OPPENHEIMER      PIMCO INFLATION       JANUS       PIMCO TOTAL RCM GLOBAL
CAPITAL OPPORTUNITIES CAPITAL APPRECIATION PROTECTED BOND  AGGRESSIVE GROWTH RETURN BOND TECHNOLOGY
     SUB-ACCOUNT          SUB-ACCOUNT        SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT SUB-ACCOUNT
--------------------- -------------------- --------------- ----------------- ----------- -----------
        9,986                30,865            25,707           23,868         53,925      11,180
           --                12,187             5,145            8,657          9,835       4,372
         (308)               (7,662)           (3,053)          (5,918)        (8,280)       (706)
       ------                ------            ------           ------         ------      ------
        9,678                35,390            27,799           26,607         55,480      14,846
       ======                ======            ======           ======         ======      ======

       10,250                15,388            17,249           22,216         39,881      14,683
           --                22,159            10,769            6,629         18,665       6,135
         (264)               (6,682)           (2,311)          (4,977)        (4,621)     (9,638)
       ------                ------            ------           ------         ------      ------
        9,986                30,865            25,707           23,868         53,925      11,180
       ======                ======            ======           ======         ======      ======

        9,364                10,847             2,424           20,953         21,157       3,748
        1,126                 5,438            15,018            2,636         24,309      11,454
         (240)                 (897)             (193)          (1,373)        (5,585)       (519)
       ------                ------            ------           ------         ------      ------
       10,250                15,388            17,249           22,216         39,881      14,683
       ======                ======            ======           ======         ======      ======

                METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE OF
               METLIFE INVESTORS INSURANCE COMPANY OF CALIFORNIA

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                  (UNAUDITED)


5.  CHANGES IN OUTSTANDING UNITS

The changes in units outstanding for the period ended September 30, 2006 were as follows:

                                  T. ROWE PRICE  MFS RESEARCH      MET/AIM        LAZARD
                                  MID-CAP GROWTH INTERNATIONAL SMALL-CAP GROWTH   MID-CAP
                                   SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                                  -------------- ------------- ---------------- -----------
Outstanding at December 31, 2005.     35,921        18,566          26,341        33,218
Activity during 2006:
  Issued.........................     11,670        18,014           3,171         1,568
  Redeemed.......................     (3,181)       (3,069)         (5,913)       (3,917)
                                      ------        ------          ------        ------
Outstanding at September 30, 2006     44,410        33,511          23,599        30,869
                                      ======        ======          ======        ======

Outstanding at December 31, 2004.     21,990        24,701          32,561        31,182
Activity during 2005:
  Issued.........................     17,902         3,714           1,671         3,758
  Redeemed.......................     (3,971)       (9,849)         (7,891)       (1,722)
                                      ------        ------          ------        ------
Outstanding at December 31, 2005.     35,921        18,566          26,341        33,218
                                      ======        ======          ======        ======

Outstanding at December 31, 2003.     12,521        15,063          25,399        26,047
Activity during 2004:
  Issued.........................     10,392        11,063           8,380         6,599
  Redeemed.......................       (923)       (1,425)         (1,218)       (1,464)
                                      ------        ------          ------        ------
Outstanding at December 31, 2004.     21,990        24,701          32,561        31,182
                                      ======        ======          ======        ======

HARRIS OAKMARK  THIRD AVENUE   NEUBERGER BERMAN     TURNER     GOLDMAN SACHS      MELIFE
INTERNATIONAL  SMALL-CAP VALUE   REAL ESTATE    MID-CAP GROWTH MID-CAP VALUE MODERATE STRATEGY
 SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT
-------------- --------------- ---------------- -------------- ------------- -----------------
    41,949         22,077           1,305             141         10,593             --
     9,877          5,857             380           4,074         13,825            415
    (8,407)        (4,417)           (167)           (221)        (2,766)          (114)
    ------         ------           -----           -----         ------           ----
    43,418         23,517           1,518           3,994         21,652            301
    ======         ======           =====           =====         ======           ====

    17,450         16,866              72              --          1,187             --
    32,230          8,997           1,814             275         13,953             --
    (7,731)        (3,786)           (581)           (134)        (4,547)            --
    ------         ------           -----           -----         ------           ----
    41,949         22,077           1,305             141         10,593             --
    ======         ======           =====           =====         ======           ====

    11,871         13,237              --              --             --             --
     6,401          4,612              79              --          1,187             --
      (822)          (983)             (7)             --             --             --
    ------         ------           -----           -----         ------           ----
    17,450         16,866              72              --          1,187             --
    ======         ======           =====           =====         ======           ====

                METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE OF
               METLIFE INVESTORS INSURANCE COMPANY OF CALIFORNIA

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                  (UNAUDITED)


5.  CHANGES IN OUTSTANDING UNITS

The changes in units outstanding for the period ended September 30, 2006 were as follows:

                                       MELIFE           MELIFE            MELIFE        VAN KAMPEN
                                  BALANCED STRATEGY GROWTH STRATEGY AGGRESSIVE STRATEGY  COMSTOCK
                                     SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT     SUB-ACCOUNT
                                  ----------------- --------------- ------------------- -----------
Outstanding at December 31, 2005.         419            2,621              --               59
Activity during 2006:
  Issued.........................       2,380            7,994              77              714
  Redeemed.......................        (164)          (3,115)             (1)             (25)
                                        -----           ------              --              ---
Outstanding at September 30, 2006       2,635            7,500              76              748
                                        =====           ======              ==              ===

Outstanding at December 31, 2004.          --               --              --               --
Activity during 2005:
  Issued.........................         425            2,673              --              109
  Redeemed.......................          (6)             (52)             --              (50)
                                        -----           ------              --              ---
Outstanding at December 31, 2005.         419            2,621              --               59
                                        =====           ======              ==              ===

Outstanding at December 31, 2003.          --               --              --               --
Activity during 2004:
  Issued.........................          --               --              --               --
  Redeemed.......................          --               --              --               --
                                        -----           ------              --              ---
Outstanding at December 31, 2004.          --               --              --               --
                                        =====           ======              ==              ===

AIM CAPITAL      DAVIS     HARRIS OAKMARK  JENNISON   CAPITAL GUARDIAN  BLACKROCK
APPRECIATION VENTURE VALUE FOCUSED VALUE    GROWTH      U.S. EQUITY    MONEY MARKET
SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT
------------ ------------- -------------- ----------- ---------------- ------------
   2,123        66,364         40,455       15,304         1,079         167,631
      --        27,153          6,888        5,588            --          61,350
     (37)       (5,520)       (20,502)      (2,694)          (18)        (99,137)
   -----        ------        -------       ------         -----         -------
   2,086        87,997         26,841       18,198         1,061         129,844
   =====        ======        =======       ======         =====         =======

   2,175        47,203         26,554       11,674         1,104             370
      --        27,268         22,872        5,003            --         185,799
     (52)       (8,107)        (8,971)      (1,373)          (25)        (18,538)
   -----        ------        -------       ------         -----         -------
   2,123        66,364         40,455       15,304         1,079         167,631
   =====        ======        =======       ======         =====         =======

   2,227        24,399         12,997        7,437            --             287
      --        25,121         15,248        5,272         1,107              83
     (52)       (2,317)        (1,691)      (1,035)           (3)             --
                ------        -------       ------         -----         -------
   2,175        47,203         26,554       11,674         1,104             370
   =====        ======        =======       ======         =====         =======

                METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE OF
               METLIFE INVESTORS INSURANCE COMPANY OF CALIFORNIA

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                  (UNAUDITED)


5.  CHANGES IN OUTSTANDING UNITS

The changes in units outstanding for the period ended September 30, 2006 were as follows:

                                  MELIFE STOCK WESTERN ASSET MANAGEMENT  T. ROWE PRICE
                                     INDEX         U.S. GOVERNMENT      SMALL CAP GROWTH
                                  SUB-ACCOUNT        SUB-ACCOUNT          SUB-ACCOUNT
                                  ------------ ------------------------ ----------------
Outstanding at December 31, 2005.    41,696               12                  248
Activity during 2006:
  Issued.........................     7,224               97                   --
  Redeemed.......................    (2,759)             (36)                  (4)
                                    -------              ---                  ---
Outstanding at September 30, 2006    46,161               73                  244
                                    =======              ===                  ===

Outstanding at December 31, 2004.    44,407               --                  254
Activity during 2005:
  Issued.........................    10,013               28                   --
  Redeemed.......................   (12,724)             (16)                  (6)
                                    -------              ---                  ---
Outstanding at December 31, 2005.    41,696               12                  248
                                    =======              ===                  ===

Outstanding at December 31, 2003.    31,485               --                   --
Activity during 2004:
  Issued.........................    14,472               --                  258
  Redeemed.......................    (1,550)              --                   (4)
                                    -------              ---                  ---
Outstanding at December 31, 2004.    44,407               --                  254
                                    =======              ===                  ===

                          TEMPLETON         TEMPLETON
                      GROWTH SECURITIES FOREIGN SECURITIES
                         SUB-ACCOUNT       SUB-ACCOUNT
                      ----------------- ------------------
                            2,632                --
                               --             1,533
                              (46)              (18)
                            -----             -----
                            2,586             1,515
                            =====             =====

                            2,695               176
                               --                --
                              (63)             (176)
                            -----             -----
                            2,632                --
                            =====             =====

                            2,759               182
                               --                --
                              (64)               (6)
                            -----             -----
                            2,695               176
                            =====             =====

                METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE OF
               METLIFE INVESTORS INSURANCE COMPANY OF CALIFORNIA

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                  (UNAUDITED)


6.  UNIT VALUES

The following table is a summary of unit values and units outstanding for the policies and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the period ended September 30, 2006 and the years ended December 31, 2005, 2004, 2003 and 2002 or lesser time period if applicable:

                                                   LORD ABBETT       LORD ABBETT       LORD ABBETT         LORD ABBETT
                                                GROWTH AND INCOME   BOND DEBENTURE  DEVELOPING GROWTH  GROWTH OPPORTUNITIES
                                                   SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT         SUB-ACCOUNT
                                                ------------------ ---------------- ------------------ --------------------
2006
Units..........................................            120,540           33,328                 --                108
Unit Fair Value, Lowest to Highest (1).........   $14.63 to $18.97 $13.91 to $15.40                $--    $8.89 to $15.62
Net Assets.....................................         $2,051,686         $489,260                $--             $1,692
Investment Income Ratio to Net Assets (2)......              1.73%            7.09%                 --              0.00%
Expenses as a Percent of Average Net Assets (3)       0.55%, 0.00%     0.55%, 0.00%                 --       0.55%, 0.00%
Total Return, Lowest to Highest (4)............   11.50% to 11.96%   5.08% to 5.51%                 --     1.26% to 5.08%
2005
Units..........................................            113,690           35,636                 --                110
Unit Fair Value, Lowest to Highest (1).........   $13.12 to $16.94 $13.23 to $14.60                $--    $8.81 to $15.43
Net Assets.....................................         $1,754,552         $495,271                $--             $1,703
Investment Income Ratio to Net Assets (2)......              1.22%            4.70%                 --              0.00%
Expenses as a Percent of Average Net Assets (3)       0.55%, 0.00%     0.55%, 0.00%                 --       0.55%, 0.00%
Total Return, Lowest to Highest (4)............     3.11% to 3.68%   1.25% to 1.81%                 --     4.14% to 4.71%
2004
Units..........................................             97,222           33,559                 --                113
Unit Fair Value, Lowest to Highest (1).........   $12.73 to $16.34 $13.07 to $14.34                $--    $8.46 to $14.73
Net Assets.....................................         $1,491,889         $461,036                $--             $1,668
Investment Income Ratio to Net Assets (2)......              0.51%            3.48%                 --              0.00%
Expenses as a Percent of Average Net Assets (3)       0.55%, 0.00%     0.55%, 0.00%                 --       0.55%, 0.00%
Total Return, Lowest to Highest (4)............   12.30% to 12.92%   7.84% to 8.43%                 --   12.14% to 12.76%
2003
Units..........................................             87,023           31,867                 --                116
Unit Fair Value, Lowest to Highest (1).........   $11.33 to $14.47 $12.12 to $13.22                $--    $7.55 to $13.06
Net Assets.....................................         $1,214,694         $407,150                $--             $1,517
Investment Income Ratio to Net Assets (2)......              0.84%            2.11%                 --              0.00%
Expenses as a Percent of Average Net Assets (3)       0.55%, 0.00%     0.55%, 0.00%                 --       0.55%, 0.00%
Total Return, Lowest to Highest (4)............   30.34% to 31.06% 18.86% to 19.52%                 --   30.16% to 30.65%
2002
Units..........................................             50,791           20,634                177                 --
Unit Fair Value, Lowest to Highest (1).........    $8.70 to $11.04 $10.20 to $11.06     $5.75 to $7.01                $--
Net Assets.....................................           $556,038         $226,147             $1,299                $--
Investment Income Ratio to Net Assets (2)......              1.03%            8.42%              0.00%                 --
Expenses as a Percent of Average Net Assets (3)       0.55%, 0.00%     0.55%, 0.00%       0.55%, 0.00%                 --
Total Return, Lowest to Highest (4)............ -18.40% to -17.95% -0.94% to -0.39% -29.37% to -28.99%                 --

--------
(1) MLIOC sells a number of variable life products, which have unique combinations of features and fees that are charged against the policy owners cash value. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policy owner cash value either through the reduction of unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying portfolio in which the sub-accounts invest.
(3) These amounts represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit value. Charges made directly to policy owner cash value through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the period indicated including changes in the value of the underlying portfolio and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

  LORD ABBETT        JP MORGAN           JP MORGAN          JP MORGAN        JP MORGAN          MET/PUTNAM
 MID-CAP VALUE     ENHANCED INDEX   INTERNATIONAL EQUITY   QUALITY BOND    SELECT EQUITY   CAPITAL OPPORTUNITIES
  SUB-ACCOUNT       SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT      SUB-ACCOUNT         SUB-ACCOUNT
---------------- ------------------ -------------------- ---------------- ---------------- ---------------------
           8,113                 --                  --                --               --               9,678
$22.31 to $26.70                $--                 $--               $--              $--    $11.63 to $14.99
        $216,581                $--                 $--               $--              $--            $145,050
           0.74%                 --                  --                --               --               0.11%
    0.55%, 0.00%                 --                  --                --               --        0.55%, 0.00%
  2.79% to 3.21%                 --                  --                --               --      6.91% to 7.35%
           8,256                 --                  --                --               --               9,986
$21.71 to $25.86                $--                 $--               $--              $--    $10.88 to $13.96
        $213,533                $--                 $--               $--              $--            $139,420
           0.60%                 --                  --                --               --               0.31%
    0.55%, 0.00%                 --                  --                --               --        0.55%, 0.00%
  7.69% to 8.28%                 --                  --                --               --     9.48% to 10.08%
           8,573                 --                  --                --               --              10,250
$20.16 to $23.89                $--                 $--               $--              $--     $9.93 to $12.68
        $204,333                $--                 $--               $--              $--            $129,998
           0.49%                 --                  --                --               --               0.00%
    0.55%, 0.00%                 --                  --                --               --        0.55%, 0.00%
24.14% to 24.82%                 --                  --                --               --    17.89% to 18.54%
           9,475                 --                  --                --           11,848               9,364
$16.24 to $19.14                $--                 $--   $13.01 to 14.26   $8.55 to 11.02     $8.43 to $10.70
        $180,950                $--                 $--               $--         $130,987            $100,192
           0.69%                 --                  --             0.00%            0.63%               0.00%
    0.55%, 0.00%                 --                  --      0.55%, 0.00%     0.55%, 0.00%      0.00% to 0.55%
25.47% to 26.16%                 --                  --    3.42% to 3.99% 32.77% to 33.50%    28.02% to 28.73%
           9,720             33,181               8,417             1,421           12,178               9,472
$12.94 to $15.17     $5.82 to $8.40       $5.70 to 7.53    $6.44 to 13.71   $8.26 to 12.58      $6.58 to $8.31
        $147,130           $278,665             $63,363           $19,474         $100,531             $78,714
           0.45%              0.95%               0.00%             4.32%            0.65%               0.09%
    0.55%, 0.00%       0.55%, 0.00%        0.55%, 0.00%      0.55%, 0.00%     0.55%, 0.00%      0.00% to 0.55%
 -9.81 to -9.31% -25.37% to -24.96%  -16.82% to -16.36%  -26.05% to 8.95% -26.65% to 8.36%  -21.48% to -21.05%

    OPPENHEIMER
CAPITAL APPRECIATION
    SUB-ACCOUNT
--------------------
        35,390
        $11.55
      $408,664
         0.34%
         0.55%
         2.74%
        30,865
        $11.24
      $346,920
         0.11%
         0.55%
         4.42%
        15,388
        $10.76
      $165,636
         2.86%
         0.55%
         0.61%
        10,847
        $10.14
      $110,033
         0.00%
         0.55%
        28.04%
           903
         $7.92
        $7,154
         0.11%
         0.55%
       -20.78%

                METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE OF
               METLIFE INVESTORS INSURANCE COMPANY OF CALIFORNIA

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                  (UNAUDITED)


6.  UNIT VALUES

The following table is a summary of unit values and units outstanding for the policies and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the period ended September 30, 2006 and the years ended December 31, 2005, 2004, 2003 and 2002 or lesser time period if applicable:

                                                PIMCO INFLATION       JANUS       MET/PUTNAM        PIMCO
                                                PROTECTED BOND  AGGRESSIVE GROWTH  RESEARCH   TOTAL RETURN BOND
                                                  SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                                                --------------- ----------------- ----------- -----------------
2006
Units..........................................      27,799           26,607             --             55,480
Unit Fair Value, Lowest to Highest (1).........      $11.75           $11.25            $--   $12.36 to $13.70
Net Assets.....................................    $326,660         $299,424            $--           $685,548
Investment Income Ratio to Net Assets (2)......       4.10%            0.00%             --              2.83%
Expenses as a Percent of Average Net Assets (3)       0.55%            0.55%             --       0.55%, 0.00%
Total Return, Lowest to Highest (4)............       1.82%           -3.94%             --     3.22% to 3.65%
2005
Units..........................................      25,707           23,868             --             53,925
Unit Fair Value, Lowest to Highest (1).........      $11.54           $11.72            $--   $11.97 to $13.21
Net Assets.....................................    $296,665         $279,616            $--           $645,532
Investment Income Ratio to Net Assets (2)......       0.00%            0.00%             --              0.07%
Expenses as a Percent of Average Net Assets (3)       0.55%            0.55%             --       0.55%, 0.00%
Total Return, Lowest to Highest (4)............       0.92%           13.22%             --     1.90% to 2.46%
2004
Units..........................................      17,249           22,216             --             39,881
Unit Fair Value, Lowest to Highest (1).........      $11.43           $10.35            $--   $11.75 to $12.89
Net Assets.....................................    $197,229         $229,874            $--           $468,503
Investment Income Ratio to Net Assets (2)......       9.73%            0.00%             --              7.68%
Expenses as a Percent of Average Net Assets (3)       0.55%            0.55%             --       0.55%, 0.00%
Total Return, Lowest to Highest (4)............       8.83%            8.22%             --     4.67% to 5.25%
2003
Units..........................................       2,424           20,953          2,111             21,157
Unit Fair Value, Lowest to Highest (1).........      $10.51            $9.56         $10.13             $11.22
Net Assets.....................................     $25,466         $200,336        $21,376           $237,450
Investment Income Ratio to Net Assets (2)......       1.63%            0.00%          0.03%              1.46%
Expenses as a Percent of Average Net Assets (3)       0.55%            0.55%          0.55%              0.55%
Total Return, Lowest to Highest (4)............       5.07%           30.20%         23.93%              3.95%
2002
Units..........................................          --            5,787          2,176             14,853
Unit Fair Value, Lowest to Highest (1).........         $--            $7.34          $8.17             $10.80
Net Assets.....................................         $--          $42,497        $17,776           $160,373
Investment Income Ratio to Net Assets (2)......          --            0.19%          1.06%              0.00%
Expenses as a Percent of Average Net Assets (3)          --            0.55%          0.55%              0.55%
Total Return, Lowest to Highest (4)............          --          -26.56%        -18.30%              7.97%

--------
(1) MLIOC sells a number of variable life products, which have unique combinations of features and fees that are charged against the policy owners cash value. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policy owner cash value either through the reduction of unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying portfolio in which the sub-accounts invest.
(3) These amounts represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit value. Charges made directly to policy owner cash value through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the period indicated including changes in the value of the underlying portfolio and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

   PIMCO            RCM        T. ROWE PRICE           MFS               MET/AIM        LAZARD    HARRIS OAKMARK
MONEY MARKET GLOBAL TECHNOLOGY MID-CAP GROWTH RESEARCH INTERNATIONAL SMALL-CAP GROWTH   MID-CAP   INTERNATIONAL
SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT        SUB-ACCOUNT         SUB-ACCOUNT    SUB-ACCOUNT  SUB-ACCOUNT
------------ ----------------- -------------- ---------------------- ---------------- ----------- --------------
         --        14,846           44,410                 33,511          23,599        30,869        43,418
        $--         $7.81           $11.31       $19.31 to $21.76          $12.32        $14.69        $18.41
        $--      $116,023         $502,276               $660,858        $290,836      $453,316      $799,136
         --         0.00%            0.00%                  1.19%           0.00%         0.56%         2.73%
         --         0.55%            0.55%           0.55%, 0.00%           0.55%         0.55%         0.55%
         --        -3.53%            0.67%       15.67% to 16.11%           3.95%         6.58%        17.45%
         --        11,180           35,921                 18,565          26,341        33,218        41,949
        $--         $8.10           $11.23       $16.70 to $18.74          $11.86        $13.78        $15.67
        $--       $90,564         $403,538               $321,600        $312,297      $457,710      $657,383
         --         0.00%            0.00%                  0.58%           0.00%         0.39%         0.21%
         --         0.55%            0.55%           0.55%, 0.00%           0.55%         0.55%         0.55%
         --        10.74%           14.24%       16.16% to 16.77%           8.00%         7.81%        13.86%
    191,544        14,683           21,990                 24,701          32,561        31,182        17,450
     $10.12         $7.31            $9.83       $14.37 to $16.05          $10.98        $12.78        $13.76
 $1,937,548      $107,408         $216,239               $364,787        $357,454      $398,536      $240,179
      0.91%         0.12%            0.00%                  0.28%           0.00%         0.00%         0.04%
      0.55%         0.55%            0.55%           0.55%, 0.00%           0.55%         0.55%         0.55%
      0.34%        -4.80%           17.50%       19.06% to 19.72%           6.15%        13.97%        20.14%
    241,891         3,748           12,521                 15,063          25,399        26,047        11,871
     $10.08         $7.68            $8.37       $12.07 to $13.41          $10.34        $11.21        $11.46
 $2,438,590       $28,799         $104,789               $189,778        $262,683      $292,103      $135,997
      0.67%         0.00%            0.00%                  1.01%           0.00%         0.14%         2.47%
      0.55%         0.55%            0.55%           0.55%, 0.00%           0.55%         0.55%         0.55%
      0.13%        56.98%           36.37%       31.47% to 34.08%          38.31%        25.73%        34.63%
    294,272            10            3,644                    559           3,078         4,611         1,415
     $10.07         $4.89            $6.14                  $9.18           $7.48         $8.92         $8.51
 $2,962,867           $49          $22,364                 $5,134         $23,013       $41,126       $12,038
      0.81%         0.00%            0.00%                  0.35%           0.00%         0.10%         0.30%
      0.55%         0.55%            0.55%                  0.55%           0.55%         0.55%         0.55%
      0.69%       -51.05%          -38.63%                 -8.18%         -25.23%       -10.80%       -14.90%

                METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE OF
               METLIFE INVESTORS INSURANCE COMPANY OF CALIFORNIA

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                  (UNAUDITED)


6.  UNIT VALUES

The following table is a summary of unit values and units outstanding for the policies and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the period ended September 30, 2006 and the years ended December 31, 2005, 2004, 2003 and 2002 or lesser time period if applicable:

                                                 THIRD AVENUE   NEUBERGER BERMAN      TURNER       GOLDMAN SACHS
                                                SMALL-CAP VALUE   REAL ESTATE     MID-CAP GROWTH   MID-CAP VALUE
                                                  SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT
                                                --------------- ---------------- ---------------- ----------------
2006
Units..........................................      23,517           1,518                 3,994           21,652
Unit Fair Value, Lowest to Highest (1).........      $21.63          $18.25      $12.49 to $12.66 $14.40 to $14.59
Net Assets.....................................    $508,658         $27,705               $49,874         $311,677
Investment Income Ratio to Net Assets (2)......       0.62%           1.20%                 0.00%            0.00%
Expenses as a Percent of Average Net Assets (3)       0.55%           0.55%          0.55%, 0.00%     0.55%, 0.00%
Total Return, Lowest to Highest (4)............       5.36%          24.98%        0.55% to 0.97%   6.50% to 6.94%
2005
Units..........................................      22,077           1,305                   141           10,593
Unit Fair Value, Lowest to Highest (1).........      $20.53          $14.61      $12.42 to $12.53 $13.52 to $13.64
Net Assets.....................................    $453,179         $19,060                $1,748         $143,185
Investment Income Ratio to Net Assets (2)......       0.00%           0.00%                 0.00%            3.88%
Expenses as a Percent of Average Net Assets (3)       0.55%           0.55%          0.55%, 0.00%     0.55%, 0.00%
Total Return, Lowest to Highest (4)............      15.18%          12.99%      11.00% to 11.61% 12.14% to 12.76%
2004
Units..........................................      16,866              72                    --            1,187
Unit Fair Value, Lowest to Highest (1).........      $17.82          $12.93                   $--           $12.05
Net Assets.....................................    $300,579            $934                   $--          $14,309
Investment Income Ratio to Net Assets (2)......       2.02%           4.59%                    --            5.20%
Expenses as a Percent of Average Net Assets (3)       0.55%           0.55%                    --            0.55%
Total Return, Lowest to Highest (4)............      26.11%          29.27%                    --           20.53%
2003
Units..........................................      13,237              --                    --               --
Unit Fair Value, Lowest to Highest (1).........      $14.13             $--                   $--              $--
Net Assets.....................................    $187,066             $--                   $--              $--
Investment Income Ratio to Net Assets (2)......       0.73%              --                    --               --
Expenses as a Percent of Average Net Assets (3)       0.55%              --                    --               --
Total Return, Lowest to Highest (4)............      40.76%              --                    --               --
2002
Units..........................................          17              --                    --               --
Unit Fair Value, Lowest to Highest (1).........      $10.04             $--                   $--              $--
Net Assets.....................................        $174             $--                   $--              $--
Investment Income Ratio to Net Assets (2)......       0.00%              --                    --               --
Expenses as a Percent of Average Net Assets (3)       0.55%              --                    --               --
Total Return, Lowest to Highest (4)............       0.40%              --                    --               --

--------
(1) MLIOC sells a number of variable life products, which have unique combinations of features and fees that are charged against the policy owners cash value. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policy owner cash value either through the reduction of unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying portfolio in which the sub-accounts invest.
(3) These amounts represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit value. Charges made directly to policy owner cash value through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the period indicated including changes in the value of the underlying portfolio and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

     METLIFE            METLIFE           METLIFE          METLIFE           METLIFE       VAN KAMPEN   MFS EMERGING
DEFENSIVE STRATEGY MODERATE STRATEGY BALANCED STRATEGY GROWTH STRATEGY AGGRESSIVE STRATEGY  COMSTOCK   MARKETS EQUITY
   SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT     SUB-ACCOUNT  SUB-ACCOUNT
------------------ ----------------- ----------------- --------------- ------------------- ----------- --------------
          --                301             2,635            7,500                76             748           --
     $110.56            $113.92           $117.83          $122.85           $124.73         $115.23        $9.02
         $--            $34,285          $310,380         $921,308            $9,455         $86,213          $--
       0.00%              0.18%             0.18%            0.15%             0.00%           0.00%        0.00%
       0.55%              0.55%             0.55%            0.55%             0.55%           0.55%        0.55%
       4.85%              5.41%             6.00%            6.44%             5.89%           9.17%       -9.81%
          --                 --               419            2,621                --              59           --
     $105.45            $108.07           $111.15          $115.42           $117.80         $105.54          $--
         $--                $--           $46,537         $302,524               $--          $6,186          $--
       0.00%              0.00%             0.00%            2.67%             0.00%           2.71%           --
       0.55%              0.55%             0.55%            0.55%             0.55%           0.55%           --
       5.47%              7.56%             9.49%           12.35%            14.26%           5.55%           --
          --                 --                --               --                --              --           --
         $--                $--               $--              $--               $--             $--          $--
         $--                $--               $--              $--               $--             $--          $--
          --                 --                --               --                --              --           --
          --                 --                --               --                --              --           --
          --                 --                --               --                --              --           --
          --                 --                --               --                --              --           --
         $--                $--               $--              $--               $--             $--          $--
         $--                $--               $--              $--               $--             $--          $--
          --                 --                --               --                --              --           --
          --                 --                --               --                --              --           --
          --                 --                --               --                --              --           --
          --                 --                --               --                --              --           --
         $--                $--               $--              $--               $--             $--          $--
         $--                $--               $--              $--               $--             $--          $--
          --                 --                --               --                --              --           --
          --                 --                --               --                --              --           --
          --                 --                --               --                --              --           --

                METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE OF
               METLIFE INVESTORS INSURANCE COMPANY OF CALIFORNIA

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                  (UNAUDITED)


6.  UNIT VALUES

The following table is a summary of unit values and units outstanding for the policies and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the period ended September 30, 2006 and the years ended December 31, 2005, 2004, 2003 and 2002 or lesser time period if applicable:

                                                LOOMIS SAYLES        GAAC            RUSSELL            RUSSELL
                                                GLOBAL MARKETS   MONEY MARKET   MULTY-STYLE EQUITY AGGRESSIVE EQUITY
                                                 SUB-ACCOUNT     SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT
                                                -------------- ---------------- ------------------ -----------------
2006
Units..........................................         --                   --           --                 --
Unit Fair Value, Lowest to Highest (1).........      $9.64                  $--        $9.29             $13.76
Net Assets.....................................        $--                  $--          $--                $--
Investment Income Ratio to Net Assets (2)......      0.00%                   --        0.00%              0.00%
Expenses as a Percent of Average Net Assets (3)      0.55%                   --        0.55%              0.55%
Total Return, Lowest to Highest (4)............     -3.62%                   --        5.99%              5.94%
2005
Units..........................................         --                   --           --                 --
Unit Fair Value, Lowest to Highest (1).........        $--                  $--        $8.76             $12.99
Net Assets.....................................        $--                  $--          $--                $--
Investment Income Ratio to Net Assets (2)......         --                   --        0.00%              0.00%
Expenses as a Percent of Average Net Assets (3)         --                   --        0.55%              0.55%
Total Return, Lowest to Highest (4)............         --                   --        6.68%              5.78%
2004
Units..........................................         --                   --           --                 --
Unit Fair Value, Lowest to Highest (1).........        $--                  $--        $8.21             $12.28
Net Assets.....................................        $--                  $--          $--                $--
Investment Income Ratio to Net Assets (2)......         --                   --        0.00%              0.00%
Expenses as a Percent of Average Net Assets (3)         --                   --        0.55%              0.55%
Total Return, Lowest to Highest (4)............         --                   --        9.21%             14.10%
2003
Units..........................................         --                   --           --                 --
Unit Fair Value, Lowest to Highest (1).........        $--                  $--        $7.52             $10.76
Net Assets.....................................        $--                  $--          $--                $--
Investment Income Ratio to Net Assets (2)......         --                   --        0.99%              0.99%
Expenses as a Percent of Average Net Assets (3)         --                   --        0.55%              0.55%
Total Return, Lowest to Highest (4)............         --                   --       28.15%             44.80%
2002
Units..........................................         --                  215           10                 10
Unit Fair Value, Lowest to Highest (1).........        $--     $11.12 to $12.40        $5.87              $7.43
Net Assets.....................................        $--               $2,408          $59                $74
Investment Income Ratio to Net Assets (2)......         --               11.93%        0.00%              0.00%
Expenses as a Percent of Average Net Assets (3)         --                0.55%        0.55%              0.55%
Total Return, Lowest to Highest (4)............         --        1.08 to 1.64%      -23.61%            -19.50%

--------
(1) MLIOC sells a number of variable life products, which have unique combinations of features and fees that are charged against the policy owners cash value. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policy owner cash value either through the reduction of unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying portfolio in which the sub-accounts invest.
(3) These amounts represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit value. Charges made directly to policy owner cash value through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the period indicated including changes in the value of the underlying portfolio and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

  RUSSELL     RUSSELL          RUSSELL               AIM            AIM CAPITAL     AIM INTERNATIONAL    ALLIANCE BERNSTEIN
  NON US     CORE BOND  REAL ESTATE SECURITIES  PREMIER EQUITY   APPRECIATION FUND     GROWTH FUND     REAL ESTATE INVESTMENT
SUB-ACCOUNT SUB-ACCOUNT      SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT          SUB-ACCOUNT
----------- ----------- ---------------------- ----------------- ------------------ ------------------ ----------------------
       --         --                --                        --              2,086                 --             --
   $12.08     $14.24            $32.71                       $--    $7.18 to $10.98   $10.75 to $11.13            $--
      $--        $--               $--                       $--            $22,915                $--            $--
    0.00%      0.00%             0.00%                        --              0.00%              0.00%             --
    0.55%      0.55%             0.55%                        --       0.55%, 0.00%       0.55%, 0.00%             --
   11.82%      2.46%            23.28%                        --      1.08% to 1.5%   13.77% to 14.24%             --
       --         --                --                        --              2,123                 --             --
   $10.80     $13.89            $26.54                       $--    $7.10 to $10.82     $9.45 to $9.75            $--
      $--        $--               $--                       $--            $22,980                $--            $--
    0.00%      0.00%             0.00%                        --              0.07%              0.00%             --
    0.55%      0.55%             0.55%                        --       0.55%, 0.00%       0.55%, 0.00%             --
   13.06%      1.46%            12.34%                        --     8.24% to 8.84%   17.28% to 17.93%             --
                                                              --
       --         --                --                        --              2,175                 --            148
    $9.55     $13.69            $23.62                       $--     $6.56 to $9.94     $8.05 to $8.26         $23.76
      $--        $--               $--                       $--            $21,625                $--         $3,512
    0.00%      0.00%             0.00%                        --              0.00%              0.00%          2.22%
    0.55%      0.55%             0.55%                        --       0.55%, 0.00%       0.55%, 0.00%          0.55%
   17.65%      4.09%            34.15%                        --     6.04% to 6.63%   23.32% to 24.00%         34.88%
       --         --                --                        --              2,227                 --            153
    $8.12     $13.16            $17.61                       $--     $6.19 to $9.33     $6.53 to $6.66         $17.61
      $--        $--               $--                       $--            $20,771                $--         $2,691
    0.99%      2.39%             4.17%                        --              0.00%              0.00%          2.76%
    0.55%      0.55%             0.55%                        --       0.55%, 0.00%       0.55%, 0.00%          0.55%
   38.03%      5.57%            36.46%                        --   28.81% to 29.52%   28.35% to 29.06%         38.53%
       10         10                10                     6,056              2,301                 20            170
    $5.88     $12.46            $12.90            $4.85 to $6.13     $4.80 to $7.20     $5.09 to $5.16         $12.71
      $59       $125              $129                   $37,101            $16,540               $103         $2,162
    1.53%      2.52%             5.34%                     0.28%              0.00%              0.88%          2.51%
    0.55%      0.55%             0.55%                     0.55%       0.55%, 0.00%       0.55%, 0.00%          0.55%
  -15.61%      8.24%             3.23%         -30.64 to -30.26% -24.77% to -24.36% -16.14% to -15.67%          2.04%

                METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE OF
               METLIFE INVESTORS INSURANCE COMPANY OF CALIFORNIA

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                  (UNAUDITED)


6.  UNIT VALUES

The following table is a summary of unit values and units outstanding for the policies and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the period ended September 30, 2006 and the years ended December 31, 2005, 2004, 2003 and 2002 or lesser time period if applicable:

                                                   ALLIANCE     NEWPORT TIGER   GOLDMAN SACHS     GOLDMAN SACHS
                                                PREMIER GROWTH VARIABLE SERIES GROWTH & INCOME INTERNATIONAL EQUITY
                                                 SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT       SUB-ACCOUNT
                                                -------------- --------------- --------------- --------------------
2006
Units..........................................         --              --              --                --
Unit Fair Value, Lowest to Highest (1).........        $--             $--             $--               $--
Net Assets.....................................        $--             $--             $--               $--
Investment Income Ratio to Net Assets (2)......         --              --              --                --
Expenses as a Percent of Average Net Assets (3)         --              --              --                --
Total Return, Lowest to Highest (4)............         --              --              --                --
2005
Units..........................................         --              --              --                --
Unit Fair Value, Lowest to Highest (1).........        $--             $--             $--               $--
Net Assets.....................................        $--             $--             $--               $--
Investment Income Ratio to Net Assets (2)......         --              --              --                --
Expenses as a Percent of Average Net Assets (3)         --              --              --                --
Total Return, Lowest to Highest (4)............         --              --              --                --
2004
Units..........................................         --              --              --                --
Unit Fair Value, Lowest to Highest (1).........        $--             $--             $--               $--
Net Assets.....................................        $--             $--             $--               $--
Investment Income Ratio to Net Assets (2)......         --              --              --                --
Expenses as a Percent of Average Net Assets (3)         --              --              --                --
Total Return, Lowest to Highest (4)............         --              --              --                --
2003
Units..........................................        720              --              --                --
Unit Fair Value, Lowest to Highest (1).........      $5.53           $7.44           $8.49             $9.24
Net Assets.....................................     $3,983             $--             $--               $--
Investment Income Ratio to Net Assets (2)......      0.00%           0.00%           0.00%             0.00%
Expenses as a Percent of Average Net Assets (3)      0.55%           0.55%           0.55%             0.55%
Total Return, Lowest to Highest (4)............     22.99%          34.75%          44.00%            23.68%
2002
Units..........................................        765              10              10                10
Unit Fair Value, Lowest to Highest (1).........      $4.49           $5.52           $7.47             $5.52
Net Assets.....................................     $3,438             $59             $75               $55
Investment Income Ratio to Net Assets (2)......      0.00%           1.63%           1.26%             1.63%
Expenses as a Percent of Average Net Assets (3)      0.55%           0.55%           0.55%             0.55%
Total Return, Lowest to Highest (4)............    -31.03%         -18.78%         -11.83%           -18.78%

--------
(1) MLIOC sells a number of variable life products, which have unique combinations of features and fees that are charged against the policy owners cash value. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policy owner cash value either through the reduction of unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying portfolio in which the sub-accounts invest.
(3) These amounts represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit value. Charges made directly to policy owner cash value through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the period indicated including changes in the value of the underlying portfolio and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

       DWS          DWS DREMAN             DWS                MFS         MFS HIGH    MFS INVESTORS MFS EMERGING
SMALL CAPS GROWTH SMALL-CAP VALUE GOVERNMENT SECURITIES RESEARCH SERIES INCOME SERIES TRUST SERIES  GROWTH SERIES
   SUB-ACCOUNT      SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
----------------- --------------- --------------------- --------------- ------------- ------------- -------------
          --               --                --                  --            --             --            --
       $6.02              $--            $13.67                 $--           $--            $--           $--
         $--              $--               $--                 $--           $--            $--           $--
       0.00%               --             0.00%                  --            --             --            --
       0.55%               --             0.55%                  --            --             --            --
      -1.96%               --             2.38%                  --            --             --            --
          --               --                --                  --            --             --            --
       $6.14              $--            $13.35                 $--           $--            $--           $--
         $--              $--               $--                 $--           $--            $--           $--
       0.00%               --                --                  --            --             --            --
       0.55%               --             0.55%                  --            --             --            --
       6.48%               --             2.01%                  --            --             --            --
          --               --                --                  --           175            557            --
       $5.77           $19.05            $13.09                 $--        $12.24          $8.76           $--
         $--              $--               $--                 $--        $2,141         $4,883           $--
       0.00%            0.00%             0.00%                  --         4.58%          0.61%            --
       0.55%            0.55%             0.55%                  --         0.55%          0.55%            --
      10.41%           25.33%             3.18%                  --         8.55%         10.74%            --
          --               --                --                  --           181            576            --
       $5.22           $15.20            $12.68               $6.53        $11.28          $7.91         $4.54
         $--              $--               $--                 $--        $2,038         $4,557         $5.00
       0.00%            4.82%             7.48%               1.20%         4.30%          0.68%         0.68%
       0.55%            0.55%             0.55%               0.55%         0.55%          0.55%         0.55%
      32.21%           41.25%             1.70%              24.02%        17.31%         21.48%        29.51%
          10               10                10                  10           199            613            10
       $3.95           $10.76            $12.47               $5.27         $9.61          $6.51         $3.51
         $40             $108              $125                 $53        $1,917         $3,996           $35
       0.00%            0.00%             3.33%               0.00%         6.98%          6.98%         6.98%
       0.55%            0.55%             0.55%               0.55%         0.55%          0.55%         0.55%
     -33.83%          -11.84%             7.46%             -21.68%         2.00%        -16.42%       -34.12%

                METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE OF
               METLIFE INVESTORS INSURANCE COMPANY OF CALIFORNIA

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                  (UNAUDITED)


6.  UNIT VALUES

The following table is a summary of unit values and units outstanding for the policies and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the period ended September 30, 2006 and the years ended December 31, 2005, 2004, 2003 and 2002 or lesser time period if applicable:

                                                MFS STRATEGIC     MFS NEW      OPPENHEIMER MAIN STREET OPPENHEIMER
                                                INCOME SERIES DISCOVERY SERIES     GROWTH & INCOME     HIGH INCOME
                                                 SUB-ACCOUNT    SUB-ACCOUNT          SUB-ACCOUNT       SUB-ACCOUNT
                                                ------------- ---------------- ----------------------- -----------
2006
Units..........................................        --              --                   --                --
Unit Fair Value, Lowest to Highest (1).........       $--             $--                  $--               $--
Net Assets.....................................       $--             $--                  $--               $--
Investment Income Ratio to Net Assets (2)......        --              --                   --                --
Expenses as a Percent of Average Net Assets (3)        --              --                   --                --
Total Return, Lowest to Highest (4)............        --              --                   --                --
2005
Units..........................................        --              --                   --                --
Unit Fair Value, Lowest to Highest (1).........       $--             $--                  $--               $--
Net Assets.....................................       $--             $--                  $--               $--
Investment Income Ratio to Net Assets (2)......        --              --                   --                --
Expenses as a Percent of Average Net Assets (3)        --              --                   --                --
Total Return, Lowest to Highest (4)............        --              --                   --                --
2004
Units..........................................        --             408                   --                --
Unit Fair Value, Lowest to Highest (1).........       $--           $7.80                  $--               $--
Net Assets.....................................       $--          $3,182                  $--               $--
Investment Income Ratio to Net Assets (2)......        --           0.00%                   --                --
Expenses as a Percent of Average Net Assets (3)        --           0.55%                   --                --
Total Return, Lowest to Highest (4)............        --           5.93%                   --                --
2003
Units..........................................        --             422                   --                --
Unit Fair Value, Lowest to Highest (1).........    $13.00           $7.36                $8.20            $11.82
Net Assets.....................................     $5.00          $3,104                  $--               $--
Investment Income Ratio to Net Assets (2)......     8.88%           0.00%                1.73%          1236.00%
Expenses as a Percent of Average Net Assets (3)     0.55%           0.55%                0.55%             0.55%
Total Return, Lowest to Highest (4)............     9.77%          32.98%               26.02%            12.28%
2002
Units..........................................        10             452                   10                10
Unit Fair Value, Lowest to Highest (1).........    $11.84           $5.54                $6.51             $9.59
Net Assets.....................................      $118          $2,502                  $65               $96
Investment Income Ratio to Net Assets (2)......     3.55%           0.00%                1.37%            10.42%
Expenses as a Percent of Average Net Assets (3)     0.55%           0.55%                0.55%             0.55%
Total Return, Lowest to Highest (4)............     7.81%         -32.01%              -19.24%            -2.93%

--------
(1) MLIOC sells a number of variable life products, which have unique combinations of features and fees that are charged against the policy owners cash value. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policy owner cash value either through the reduction of unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying portfolio in which the sub-accounts invest.
(3) These amounts represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit value. Charges made directly to policy owner cash value through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the period indicated including changes in the value of the underlying portfolio and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

OPPENHEIMER  OPPENHEIMER       DAVIS     HARRIS OAKMARK  JENNISON    CAPITAL GUARDIAN     BLACKROCK
   BOND     STRATEGIC BOND VENTURE VALUE FOCUSED VALUE    GROWTH       U.S. EQUITY       MONEY MARKET
SUB-ACCOUNT  SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT       SUB-ACCOUNT
----------- -------------- ------------- -------------- ----------- ------------------ ----------------
      --            --          87,997        26,841       18,198                1,061          129,844
     $--           $--          $14.63        $14.73       $15.12   $129.79 to $132.98 $10.81 to $11.82
     $--           $--      $1,287,345      $395,405     $275,222             $141,011       $1,535,231
      --            --           0.72%         0.40%        0.00%                1.00%            3.77%
      --            --           0.55%         0.55%        0.55%         0.55%, 0.00%     0.55%, 0.00%
      --            --           6.50%         3.97%       -2.01%        5.3% to 5.73%   3.09% to 3.51%
      --            --          66,364        40,455       15,304                1,079          167,631
     $--           $--          $13.79        $14.17       $15.43   $123.26 to $125.78 $10.44 to $11.47
     $--           $--        $915,470      $573,222     $236,210             $135,668       $1,922,682
      --            --           0.72%         0.04%        0.41%                0.03%            2.39%
      --            --           0.55%         0.55%        0.55%         0.55%, 0.00%     0.55%, 0.00%
      --            --           9.69%         9.38%       13.26%       5.20% to 5.78%   2.33% to 2.89%
      --            --          47,203        26,554       11,674                1,104              370
     $--           $--          $12.58        $12.95       $13.63              $118.91 $10.15 to $11.21
     $--           $--        $593,604      $343,997     $159,084             $131,233           $4,144
      --            --           0.52%         0.04%        0.09%                0.00%            1.01%
      --            --           0.55%         0.55%        0.55%                0.00%     0.55%, 0.00%
      --            --          11.75%         9.33%        8.60%               18.91%   0.43% to 0.99%
     481            --          24,399        12,997        7,437                   --              287
  $13.05        $13.35          $11.25        $11.85       $12.55                  $-- $10.05 to $11.16
  $6,271           $--        $274,568      $154,007      $93,317                  $--           $3,204
   5.48%        10.66%           0.18%         0.09%        0.02%                   --            0.74%
   0.55%         0.55%           0.55%         0.55%        0.55%                   --     0.55%, 0.00%
   6.19%        17.42%          30.15%        31.93%       29.36%                   --   0.13% to 0.51%
     514            10           6,652         2,959          393                   --               --
  $12.28        $11.37           $8.65         $8.98        $9.70                  $--              $--
  $6,311          $114         $57,512       $26,574       $3,811                  $--              $--
   7.33%         8.26%           0.00%         0.00%        0.00%                   --               --
   0.55%         0.55%           0.55%         0.55%        0.55%                   --               --
   8.48%         6.85%         -13.54%       -10.19%       -3.00%                   --               --

                METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE OF
               METLIFE INVESTORS INSURANCE COMPANY OF CALIFORNIA

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                  (UNAUDITED)


6.  UNIT VALUES

The following table is a summary of unit values and units outstanding for the policies and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the period ended September 30, 2006 and the years ended December 31, 2005, 2004, 2003 and 2002 or lesser time period if applicable:

                                                MELIFE STOCK  BLACKROCK    WESTERN ASSET MANAGEMENT   WESTERN ASSET MANAGEMENT
                                                   INDEX     BOND INCOME STRATEGIC BOND OPPORTUNITIES     U.S. GOVERNMENT
                                                SUB-ACCOUNT  SUB-ACCOUNT         SUB-ACCOUNT                SUB-ACCOUNT
                                                ------------ ----------- ---------------------------- ------------------------
2006
Units..........................................     46,161          --                  --                         73
Unit Fair Value, Lowest to Highest (1).........     $12.43      $59.21              $23.25                    $182.76
Net Assets.....................................   $573,921         $--                 $--                    $13,263
Investment Income Ratio to Net Assets (2)......      1.87%       0.00%               0.00%                      3.20%
Expenses as a Percent of Average Net Assets (3)      0.55%       0.55%               0.55%                      0.55%
Total Return, Lowest to Highest (4)............      7.88%       2.58%               3.04%                      2.55%
2005
Units..........................................     41,696          --                  --                         12
Unit Fair Value, Lowest to Highest (1).........     $11.52      $57.72              $22.56                    $178.21
Net Assets.....................................   $480,523         $--                 $--                     $2,209
Investment Income Ratio to Net Assets (2)......      1.47%       4.48%               0.00%                      0.00%
Expenses as a Percent of Average Net Assets (3)      0.55%       0.55%               0.55%                      0.55%
Total Return, Lowest to Highest (4)............      4.07%       1.85%               2.27%                      0.62%
2004
Units..........................................     44,407         465                  --                         --
Unit Fair Value, Lowest to Highest (1).........     $11.05      $56.67              $22.06                        $--
Net Assets.....................................   $491,767     $26,362                 $--                        $--
Investment Income Ratio to Net Assets (2)......      0.77%       0.00%               0.00%                         --
Expenses as a Percent of Average Net Assets (3)      0.55%       0.55%               0.55%                         --
Total Return, Lowest to Highest (4)............      9.93%       3.86%               6.85%                         --
2003
Units..........................................     31,485          --                  --                         --
Unit Fair Value, Lowest to Highest (1).........     $10.07         $--                 $--                        $--
Net Assets.....................................   $317,187         $--                 $--                        $--
Investment Income Ratio to Net Assets (2)......      1.34%          --                  --                         --
Expenses as a Percent of Average Net Assets (3)      0.55%          --                  --                         --
Total Return, Lowest to Highest (4)............     27.50%          --                  --                         --
2002
Units..........................................     16,097          --                  --                         --
Unit Fair Value, Lowest to Highest (1).........      $7.90         $--                 $--                        $--
Net Assets.....................................   $127,184         $--                 $--                        $--
Investment Income Ratio to Net Assets (2)......      0.00%          --                  --                         --
Expenses as a Percent of Average Net Assets (3)      0.55%          --                  --                         --
Total Return, Lowest to Highest (4)............    -20.99%          --                  --                         --

--------
(1) MLIOC sells a number of variable life products, which have unique combinations of features and fees that are charged against the policy owners cash value. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policy owner cash value either through the reduction of unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying portfolio in which the sub-accounts invest.
(3) These amounts represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit value. Charges made directly to policy owner cash value through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the period indicated including changes in the value of the underlying portfolio and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

 T. ROWE PRICE    T. ROWE PRICE        PUTNAM       PUTNAM NEW         PUTNAM        PUTNAM INTERNATIONAL   PUTNAM
SMALL-CAP GROWTH LARGE-CAP GROWTH GROWTH AND INCOME VALUE FUND  INTERNATIONAL GROWTH  NEW OPPORTUNITIES      VISTA
  SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT          SUB-ACCOUNT      SUB-ACCOUNT
---------------- ---------------- ----------------- ----------- -------------------- -------------------- -----------
             244               --           --             --              --                    --              --
$15.51 to $16.35 $14.47 to $15.12       $13.01            $--             $--                   $--           $6.70
          $3,983              $--          $--            $--             $--                   $--             $--
           0.00%            0.00%        0.00%             --              --                    --           0.00%
    0.55%, 0.00%     0.55%, 0.00%        0.55%             --              --                    --           0.55%
 -1.32% to 1.73%   5.90% to 6.34%        7.61%             --              --                    --          -0.62%
             248               --           --             --              --                    --              --
$15.78 to $16.57 $13.67 to $14.22       $12.09            $--             $--                   $--           $6.74
          $4,108               $4          $--            $--             $--                   $--             $--
           0.00%            0.00%        2.04%             --              --                    --           0.00%
    0.55%, 0.00%     0.55%, 0.00%        0.55%             --              --                    --           0.55%
10.40% to 11.01%   6.00% to 6.59%        4.92%             --              --                    --          11.87%
             254               --          465             --             209                    --              --
$14.30 to $14.93           $12.89       $11.52            $--           $8.81                   $--           $6.02
          $3,795              $--       $5,355            $--          $1,843                   $--             $--
           0.00%            0.00%        1.75%             --           1.65%                    --           0.00%
    0.55%, 0.00%            0.55%        0.55%             --           0.55%                    --           0.55%
10.47% to 11.08%            9.32%       10.75%             --          15.85%                    --          18.25%
              --               --          480             --             216                    --              --
             $--              $--       $10.40         $13.70           $7.61                 $5.40           $5.09
             $--              $--       $4,997            $--          $1,644                   $--             $--
              --               --        2.10%          2.67%           1.12%                 1.06%           0.00%
              --               --        0.55%          0.55%           0.55%                 0.55%           0.55%
              --               --       26.99%         32.13%          28.18%              3286.00%          32.69%
              --               --          513             10             236                    10              10
             $--              $--        $8.19         $10.37           $5.94                 $4.06           $3.84
             $--              $--       $4,205           $104          $1,404                   $41             $38
              --               --        1.74%          0.89%           1.00%                 0.00%           0.00%
              --               --        0.55%          0.55%           0.55%                 0.55%           0.55%
              --               --      -19.23%        -15.90%         -17.97%               -13.94%         -30.76%

                METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE OF
               METLIFE INVESTORS INSURANCE COMPANY OF CALIFORNIA

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                  (UNAUDITED)


6.  UNIT VALUES

The following table is a summary of unit values and units outstanding for the policies and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the period ended September 30, 2006 and the years ended December 31, 2005, 2004, 2003 and 2002 or lesser time period if applicable:

                                                TEMPLETON GLOBAL  FRANKLIN TEMPLETON     TEMPLETON         TEMPLETON
                                                INCOME SECURITIES     SMALL CAP      GROWTH SECURITIES FOREIGN SECURITIES
                                                   SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT
                                                ----------------- ------------------ ----------------- ------------------
2006
Units..........................................          --                       --         2,586                  1,515
Unit Fair Value, Lowest to Highest (1).........         $--                      $--        $18.12       $13.25 to $14.09
Net Assets.....................................         $--                      $--    $46,866.83                $21,344
Investment Income Ratio to Net Assets (2)......          --                       --         1.49%                  1.41%
Expenses as a Percent of Average Net Assets (3)          --                       --         0.00%           0.55%, 0.00%
Total Return, Lowest to Highest (4)............          --                       --        12.68%       10.73% to 11.19%
2005
Units..........................................          --                       --         2,632                     --
Unit Fair Value, Lowest to Highest (1).........         $--                      $--        $16.08       $11.96 to $12.67
Net Assets.....................................         $--                      $--       $42,335                    $--
Investment Income Ratio to Net Assets (2)......          --                       --         1.24%                  1.49%
Expenses as a Percent of Average Net Assets (3)          --                       --         0.00%           0.55%, 0.00%
Total Return, Lowest to Highest (4)............          --                       --         9.06%        9.87% to 10.48%
2004
Units..........................................          --                       --         2,695                    176
Unit Fair Value, Lowest to Highest (1).........         $--                      $--        $14.75       $10.89 to $11.47
Net Assets.....................................         $--                      $--       $39,743                 $1,917
Investment Income Ratio to Net Assets (2)......          --                       --         1.25%                  1.14%
Expenses as a Percent of Average Net Assets (3)          --                       --         0.00%           0.55%, 0.00%
Total Return, Lowest to Highest (4)............          --                       --        16.25%       18.22% to 18.87%
2003
Units..........................................          --                      359         2,759                    182
Unit Fair Value, Lowest to Highest (1).........      $16.04           $6.89 to $9.88        $12.69         $9.21 to $9.65
Net Assets.....................................         $--                   $3,546       $35,002                 $1,676
Investment Income Ratio to Net Assets (2)......      13.38%                   13.38%         1.68%                  2.01%
Expenses as a Percent of Average Net Assets (3)       0.00%                    0.00%         0.00%           0.55%, 0.00%
Total Return, Lowest to Highest (4)............      22.72%         36.85% to 37.61%        32.62%       31.83% to 32.55%
2002
Units..........................................          10                       20         2,835                    211
Unit Fair Value, Lowest to Highest (1).........      $13.07           $5.04 to $7.18         $9.57         $6.99 to $7.28
Net Assets.....................................        $131                   $2,765       $27,116                 $1,475
Investment Income Ratio to Net Assets (2)......       0.85%                    0.32%         2.45%                  1.82%
Expenses as a Percent of Average Net Assets (3)       0.00%             0.55%, 0.00%         0.00%           0.55%, 0.00%
Total Return, Lowest to Highest (4)............      21.44%       -28.91% to -28.52%       -18.32%     -18.85% to -18.40%

--------
(1) MLIOC sells a number of variable life products, which have unique combinations of features and fees that are charged against the policy owners cash value. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policy owner cash value either through the reduction of unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying portfolio in which the sub-accounts invest.
(3) These amounts represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit value. Charges made directly to policy owner cash value through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the period indicated including changes in the value of the underlying portfolio and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

           FRANKLIN LARGE-CAP TEMPLETON DEVELOPING TEMPLETON MUTUAL
           GROWTH SECURITIES   MARKETS SECURITIES  SHARES SECURITIES
              SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
           ------------------ -------------------- -----------------
                     --                  --                  --
                    $--              $19.47                 $--
                    $--                 $--                 $--
                     --               0.00%                  --
                     --               0.55%                  --
                     --               9.99%                  --
                     --                  --                  --
                    $--              $17.71                 $--
                    $--                 $--                 $--
                     --               1.68%                  --
                     --               0.55%                  --
                     --              27.06%                  --
                     --                 213                  --
                    $--              $13.94                 $--
                    $--              $2,965                 $--
                     --               1.84%                  --
                     --               0.55%                  --
                     --              24.15%                  --
                     --                 220                  --
                 $11.29              $11.25              $12.93
                    $--              $2,468                 $--
                  1.35%               1.42%               2.07%
                  0.00%               0.55%               0.55%
                 27.14%              52.90%              24.80%
                     10                 240                  10
                  $8.88               $7.34              $10.36
                    $89              $1,765                $104
                  1.00%               1.63%               0.90%
                  0.00%               0.55%               0.55%
                -22.94%              -0.51%             -12.05%

                METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE OF
               METLIFE INVESTORS INSURANCE COMPANY OF CALIFORNIA

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                  (UNAUDITED)



7.  SUBSEQUENT EVENT

On October 20, 2006, MLIOC merged with and into MetLife Investors Insurance Company ("MLI"). Upon consummation of the merger, MLIOC's separate corporate existence ceased by operation of law, and MLI assumed legal ownership of all the assets of MLIOC, including the Separate Account and its assets. As a result of the merger, MLI also has become responsible for all of MLIOC's liabilities and obligations, including those created under Contracts initially issued by MLIOC and outstanding on the date of the merger. Such Contracts have thereby become variable contracts funded by a separate account of MLI, and each Owner thereof has become a contract holder of MLI.

             METLIFE INVESTORS INSURANCE COMPANY AND SUBSIDIARIES
                 (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)
                       CONSOLIDATED FINANCIAL STATEMENTS
                              for the Years Ended
                       December 31, 2005, 2004 and 2003
                                      and
            Report of Independent Registered Public Accounting Firm

      REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      To the Board of Directors and Stockholder of MetLife Investors Insurance Company:

      We have audited the accompanying consolidated balance sheets of MetLife Investors Insurance Company and subsidiaries (the "Company") as of December 31, 2005 and 2004, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2005. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of MetLife Investors Insurance Company and subsidiaries at December 31, 2005 and 2004, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2005 in conformity with accounting principles generally accepted in the United States of America.

      As discussed in Note 1, the Company changed its method of accounting for certain non-traditional long duration contracts and separate accounts as required by new accounting guidance which became effective on January 1, 2004 and recorded the impact as cumulative effect of change in accounting principles.

      /s/ DELOITTE & TOUCHE LLP
      Certified Public Accountants

      Tampa, Florida
      April 19, 2006
      (November 3, 2006 as to Note 12)

                METLIFE INVESTORS INSURANCE COMPANY AND SUBSIDIARIES
                    (a wholly-owned subsidiary of Metlife, Inc.)
                             CONSOLIDATED BALANCE SHEETS
                             DECEMBER 31, 2005 AND 2004
                   (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)

                                                                              2005    2004
                                                                            -------  -------
ASSETS
Investments:
 Fixed maturities available-for-sale, at fair value (amortized cost: $2,357
   and $2,173, respectively)                                                $ 2,348  $ 2,189
 Equity securities, at fair value (cost: $1 and $1, respectively)                 1        1
 Mortgage loans on real estate                                                   65      130
 Policy loans                                                                    28       28
 Real estate joint ventures held-for-investment                                   3        5
 Other limited partnership interests                                              3        2
 Short-term investments                                                          79      103
 Other invested assets                                                           28       15
                                                                            -------  -------
   Total investments                                                          2,555    2,473
Cash and cash equivalents                                                        17      174
Accrued investment income                                                        24       21
Premiums and other receivables                                                1,013      927
Deferred policy acquisition costs and value of business acquired                612      573
Current income taxes receivable                                                   -       23
Other assets                                                                    120       94
Separate account assets                                                       7,529    6,546
                                                                            -------  -------
   Total assets                                                             $11,870  $10,831
                                                                            =======  =======

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
 Future policy benefits                                                     $   238  $   112
 Policyholder account balances                                                2,769    2,903
 Other policyholder funds                                                        22        9
 Current income taxes payable                                                     2        -
 Deferred income taxes payable                                                   36       36
 Payables for collateral under securities loaned transactions                   508      487
 Other liabilities                                                               39       36
 Separate account liabilities                                                 7,529    6,546
                                                                            -------  -------
   Total liabilities                                                        $11,143  $10,129
                                                                            =======  =======

Stockholder's Equity:
 Common stock, par value $2 per share; 5,000,000 shares authorized;
   2,899,446 shares issued and outstanding                                        6        6
 Additional paid-in capital                                                     586      586
 Retained earnings                                                              139      104
 Accumulated other comprehensive income (loss)                                   (4)       6
                                                                            -------  -------
   Total stockholder's equity                                                   727      702
                                                                            -------  -------
   Total liabilities and stockholder's equity                               $11,870  $10,831
                                                                            =======  =======


            See accompanying notes to consolidated financial statements.

                METLIFE INVESTORS INSURANCE COMPANY AND SUBSIDIARIES
                    (a wholly-owned subsidiary of MetLife, Inc.)
                          CONSOLIDATED STATEMENTS OF INCOME
                FOR THE YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003
                                    (IN MILLIONS)

                                                                2005  2004 2003
                                                                ----  ---- ----
REVENUES
Premiums                                                        $122  $ 19 $  7
Universal life and investment-type product policy fees           115   107   79
Net investment income                                            114   134  143
Other revenues                                                    61    71   65
Net investment gains (losses)                                     (6)   36  (25)
                                                                ----  ---- ----
   Total revenues                                                406   367  269
                                                                ----  ---- ----

EXPENSES
Policyholder benefits and claims                                 139    30   22
Interest credited to policyholder account balances               120   147  171
Other expenses                                                   103    99   80
                                                                ----  ---- ----
   Total expenses                                                362   276  273
                                                                ----  ---- ----

Income (loss) before provision (benefit) for income taxes         44    91   (4)
Provision (benefit) for income tax expense                         9    27   (3)
                                                                ----  ---- ----
Income (loss) before cummulative effect of change in accounting   35    64   (1)
Cumulative effect of change in accounting, net of income taxes     -     1    -
                                                                ----  ---- ----
Net income (loss)                                               $ 35  $ 65 $ (1)
                                                                ====  ==== ====




            See accompanying notes to consolidated financial statements.

                METLIFE INVESTORS INSURANCE COMPANY AND SUBSIDIARIES
                    (a wholly-owned subsidiary of MetLife, Inc.)
                   CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
                FOR THE YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003
                                    (IN MILLIONS)

                                                                                             ACCUMULATED
                                                                        ADDITIONAL              OTHER
                                                                 COMMON  PAID-IN   RETAINED COMPREHENSIVE
                                                                 STOCK   CAPITAL   EARNINGS INCOME (LOSS) TOTAL
                                                                 ------ ---------- -------- ------------- -----
Balance at January 1, 2003                                         $6      $431      $ 40       $  7      $484
Capital contribution                                                         56                             56
Comprehensive income (loss):
 Net loss                                                                              (1)                  (1)
 Other comprehensive income (loss):
   Unrealized investment gains (losses), net of related offsets
     and income taxes                                                                             14        14
                                                                                                          ----
 Comprehensive income (loss)                                                                                13
                                                                 ---------------------------------------------
Balance at December 31, 2003                                        6       487        39         21       553
Capital contribution                                                        110                            110
Sale of subsidiary                                                          (11)                           (11)
Comprehensive income (loss):
 Net income                                                                            65                   65
 Other comprehensive income (loss):
   Unrealized investment gains (losses), net of related offsets
     and income taxes                                                                            (15)      (15)
                                                                                                          ----
 Comprehensive income (loss)                                                                                50
                                                                 ---------------------------------------------
Balance at December 31, 2004                                        6       586       104          6       702
Comprehensive income (loss):
 Net Income                                                                            35                   35
 Other comprehensive income (loss):
   Unrealized investment gains (losses), net of related offsets
     and income taxes                                                                            (10)      (10)
                                                                                                          ----
 Comprehensive income (loss)                                                                                25
                                                                 ---------------------------------------------
Balance at December 31, 2005                                       $6      $586      $139       $ (4)     $727
                                                                 =============================================



            See accompanying notes to consolidated financial statements.

                METLIFE INVESTORS INSURANCE COMPANY AND SUBSIDIARIES
                    (a wholly-owned subsidiary of MetLife, Inc.)
                        CONSOLIDATED STATEMENTS OF CASH FLOWS
                FOR THE YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003
                                    (IN MILLIONS)

                                                                                                      2005     2004     2003
                                                                                                    -------  -------  -------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                                                                   $    35  $    65  $    (1)
 Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
   Amortization of premiums and accretion of discounts associated with investments, net                   8       12        9
   (Gains) losses from sales of investments, net                                                          6      (36)      25
   Interest credited to policyholder account balances                                                   120      147      171
   Universal life and investment-type product policy fees                                              (115)    (107)     (79)
   Change in accrued investment income                                                                   (3)       5       (3)
   Change in premiums and other receivables                                                             (77)    (413)    (140)
   Change in deferred policy acquisition costs, net                                                     (29)     (77)     (98)
   Change in insurance-related liabilities                                                              125       26        2
   Change in income taxes payable                                                                        30        9       (9)
   Change in other assets                                                                                83       74       46
   Change in other liabilities                                                                            6      (30)     (65)
                                                                                                    -------  -------  -------
Net cash provided by (used in) operating activities                                                     189     (325)    (142)
                                                                                                    -------  -------  -------
CASH FLOWS FROM INVESTING ACTIVITIES
 Sales, maturities and repayments of:
   Fixed maturities                                                                                   2,025      990    1,149
   Mortgage loans on real estate                                                                         67      137       49
   Real estate and real estate joint ventures                                                             2        1        -
 Purchases of:
   Fixed maturities                                                                                  (2,245)  (1,029)  (1,672)
   Mortgage loans on real estate                                                                          -      (41)      (1)
   Real estate and real estate joint ventures                                                             -        -       (1)
 Net change in short-term investments                                                                    24      116      (97)
 Proceeds from sales of businesses                                                                        -       20        -
 Net change in other invested assets                                                                     (6)      (1)     (14)
                                                                                                    -------  -------  -------
Net cash provided by (used in) investing activities                                                    (133)     193     (587)
                                                                                                    -------  -------  -------

CASH FLOWS FROM FINANCING ACTIVITIES
 Policyholder account balances:
   Deposits                                                                                           1,355    1,811    2,180
   Withdrawals                                                                                       (1,589)  (1,864)  (1,978)
 Net change in payables for collateral under securities loaned transactions                              21      100      387
 Capital contribution                                                                                     -      110       56
                                                                                                    -------  -------  -------
Net cash provided by (used in) financing activities                                                    (213)     157      645
                                                                                                    -------  -------  -------
Change in cash and cash equivalents                                                                    (157)      25      (84)
Cash and cash equivalents, beginning of year                                                            174      149      233
                                                                                                    -------  -------  -------
CASH AND CASH EQUIVALENTS, END OF YEAR                                                              $    17  $   174  $   149
                                                                                                    =======  =======  =======
Supplemental disclosures of cash flow information:
 Net cash paid (refunded) during the year:
   Income taxes                                                                                     $   (19) $    21  $     6
                                                                                                    =======  =======  =======

            See accompanying notes to consolidated financial statements.

                METLIFE INVESTORS INSURANCE COMPANY AND SUBSIDIARIES
                    (a wholly-owned subsidiary of MetLife, Inc.)
                     NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF ACCOUNTING POLICIES

      BUSINESS

      MetLife Investors Insurance Company ("MLIIC"), a Missouri domiciled life insurance company, and subsidiaries (the "Company") is a wholly owned subsidiary of MetLife, Inc. ("MetLife"). The Company owns 100% of the outstanding shares of MetLife Investors Insurance Company of California ("MLIICCA"), a California domiciled life insurance company. On October 1, 2004 the Company was sold by COVA Corporation ("COVA"), a wholly owned subsidiary of MetLife, to MetLife.

      On October 1, 2004, First MetLife Investors Insurance Company ("FMLI") was sold to MetLife for $34 million in consideration. As a result, the Company recognized a decrease to equity of $11 million in paid in capital and $1 million in accumulated other comprehensive income. Total assets and liabilities of the entity sold at the date of sale were $920 million and $874 million, respectively. Total net income of the entity sold included in the consolidated statements of income was $2 million for both years ended December 31, 2004 and 2003.

      The Company markets and services variable annuities, single premium deferred annuities ("SPDA"), immediate annuities, term life, variable life and universal life insurance policies. The Company is licensed to do business in 46 states and the District of Columbia. Most of the policies issued present no significant mortality or longevity risk to the Company, but rather represent investment deposits by the policyholders. Single premium whole life insurance policies provide policy beneficiaries with mortality benefits amounting to a multiple, which declines with age, of the original premium.

      BASIS OF PRESENTATION

      The accompanying consolidated financial statements include the accounts of the Company and its subsidiaries. Intercompany accounts and transactions have been eliminated.

      The Company uses the equity method of accounting for investments in equity securities in which it has more than a 20% interest and for real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than minor influence over the partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the partnership's operations.

      Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 2005 presentation. Such reclassifications include, $100 million and $387 million relating to the net change in payable for collateral under securities loaned transactions which was reclassified from cash flows from investing activities to cash flows from financing activities on the consolidated statements of cash flows for the years ended December 31, 2004 and 2003, respectively. Reflected in the consolidated balance sheets and the consolidated statements of cash flows is a reclassification of the reinsurance receivables. Premiums and other receivables and other liabilities

                METLIFE INVESTORS INSURANCE COMPANY AND SUBSIDIARIES
                    (a wholly-owned subsidiary of MetLife, Inc.)
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

      reclassifications on the consolidated balance sheets include $14 million at December 31, 2004. The net effect to the change in premiums and other receivables and the change in other liabilities on the consolidated statements of cash flows is $14 million and $69 million for the years ended December 31, 2004 and 2003, respectively.

      SUMMARY OF CRITICAL ACCOUNTING ESTIMATES

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. The most critical estimates include those used in determining: (i) investment impairments; (ii) the fair value of investments in the absence of quoted market values; (iii) application of the consolidation rules to certain investments; (iv) the fair value of and accounting for derivatives; (v) the capitalization and amortization of deferred policy acquisition costs ("DAC") and the establishment and amortization of value of business acquired ("VOBA"); (vi) the liability for future policyholder benefits; (vii) accounting for reinsurance transactions; and (viii) the liability for litigation and regulatory matters. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from these estimates.

      INVESTMENTS

      The Company's principal investments are in fixed maturities and mortgage loans on real estate, each of which are exposed to three primary sources of investment risk: credit, interest rate and market valuation. The financial statement risks are those associated with the recognition of impairments and income, as well as the determination of fair values. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the market value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) the Company's ability and intent to hold the security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost or amortized cost; (vii) unfavorable changes in forecasted cash flows on asset-backed securities; and
      (viii) other subjective factors, including concentrations and

                METLIFE INVESTORS INSURANCE COMPANY AND SUBSIDIARIES
                    (a wholly-owned subsidiary of MetLife, Inc.)
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

      information obtained from regulators and rating agencies. In addition, the earnings on certain investments are dependent upon market conditions, which could result in prepayments and changes in amounts to be earned due to changing interest rates or equity markets. The determination of fair values in the absence of quoted market values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and
      (iii) assumptions deemed appropriate given the circumstances. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts. In addition, the Company enters into real estate joint ventures and other limited partnerships for which the Company may by deemed to be the primary beneficiary and, therefore, may by required to consolidate such investments. The accounting rules for the determination of the primary beneficiary are complex and require evaluation of the contractual rights and obligations associated with each party involved in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party. The Company was not deemed to be the primary beneficiary for any of its real estate joint ventures or limited partnerships as of December 31, 2005 and 2004.

      DERIVATIVES

      The Company enters into freestanding derivative transactions primarily to manage the risk associated with variability in cash flows or changes in fair values related to the Company's financial assets and liabilities. The associated financial statement risk is the volatility in net income which can result from (i) changes in fair value of derivatives not qualifying as accounting hedges; (ii) ineffectiveness of designated hedges; and (iii) counterparty default. In addition, there is a risk that embedded derivatives requiring bifurcation are not identified and reported at fair value in the consolidated financial statements. Accounting for derivatives is complex, as evidenced by significant authoritative interpretations of the primary accounting standards which continue to evolve, as well as the significant judgments and estimates involved in determining fair value in the absence of quoted market values. These estimates are based on valuation methodologies and assumptions deemed appropriate under the circumstances. Such assumptions include estimated volatility and interest rates used in the determination of fair value where quoted market values are not available. The use of different assumptions may have a material effect on the estimated fair value amounts.

      DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

      The Company incurs significant costs in connection with acquiring new and renewal insurance business. These costs, which vary with and are primarily related to the production of that business, are deferred. The recovery of DAC and VOBA is dependent upon the future profitability of the related business. The amount of future profit is dependent principally on investment returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns are most likely to impact the rate of amortization of such costs. The aforementioned factors enter into management's estimates of gross profits, which generally are used to amortize such costs. VOBA reflects the estimated fair value of in-force contracts in a life insurance company acquisition and

                METLIFE INVESTORS INSURANCE COMPANY AND SUBSIDIARIES
                    (a wholly-owned subsidiary of MetLife, Inc.)
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

      represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the insurance and annuity contracts in force at the acquisition date. VOBA is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality, separate account performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. Revisions to estimates result in changes to the amounts expensed in the reporting period in which the revisions are made and could result in the impairment of the asset and a charge to income if estimated future gross profits are less than amounts deferred. In addition, the Company utilizes the reversion to the mean assumption, a common industry practice, in its determination of the amortization of DAC and VOBA. This practice assumes that the expectation for long-term appreciation in equity markets is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred.

      LIABILITY FOR FUTURE POLICY BENEFITS

      The Company establishes liabilities for amounts payable under insurance policies, including term life and traditional annuities. Generally, amounts are payable over an extended period of time and liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, expenses, persistency, investment returns and inflation. Utilizing these assumptions, liabilities are established on a block of business basis.

      Differences between actual experience and the assumptions used in pricing these policies and in the establishment of liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

      REINSURANCE

      The Company enters into reinsurance transactions as a purchaser of reinsurance. Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously. Additionally, for each of its reinsurance contracts, the Company must determine if the contract provides indemnification against loss or liability relating to insurance risk, in accordance with applicable accounting standards. The Company must review all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims. If the Company determines that a reinsurance contract does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the contract using the deposit method of accounting.

                METLIFE INVESTORS INSURANCE COMPANY AND SUBSIDIARIES
                    (a wholly-owned subsidiary of MetLife, Inc.)
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


      LITIGATION

      The Company is a party to a number of legal actions and regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's consolidated financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities related to certain lawsuits are especially difficult to estimate due to the limitation of available data and uncertainty regarding numerous variables used to determine amounts recorded. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. The review includes senior legal and financial personnel. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations or the use of different assumptions in the determination of amounts recorded could have a material effect upon the Company's consolidated net income or cash flows in particular annual periods.

      SIGNIFICANT ACCOUNTING POLICIES

      INVESTMENTS

      The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other-than-temporary in the period in which the determination is made. These adjustments are recorded as investment losses. The assessment of whether such impairment has occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors, as described in "-- Summary of Critical Accounting Estimates-Investments," about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential.

      The Company's review of its fixed maturities and equity securities for impairments also includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

      Investment gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis. Amortization of premium and accretion of discount on fixed maturity securities is recorded using the effective interest method.

                METLIFE INVESTORS INSURANCE COMPANY AND SUBSIDIARIES
                    (a wholly-owned subsidiary of MetLife, Inc.)
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


      Mortgage loans on real estate are stated at amortized cost, net of valuation allowances. Loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Valuation allowances are established for the excess carrying value of the mortgage loan over the present value of expected future cash flows discounted at the loan's original effective interest rate, the value of the loan's collateral or the loan's market value if the loan is being sold. The Company also establishes allowances for loan loss when a loss contingency exists for pools of loans with similar characteristics, for example, mortgage loans based on similar property types and loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Changes in valuation allowances are included in net investment gains and losses. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or where the collection of interest is not considered probable. Cash receipts on impaired loans are recorded as a reduction of the recorded investment. Real estate acquired upon foreclosure of commercial mortgage loans is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

      Policy loans are stated at unpaid principal balances.

      Short-term investments are stated at amortized cost, which approximates fair value.

      Other invested assets consist principally of derivatives carried at fair value as determined by quoted market prices or through the use of pricing models.

      DERIVATIVE FINANCIAL INSTRUMENTS

      Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, or other financial indices. Derivatives may be exchange traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps, forwards, futures and option contracts, to manage its various risks. Additionally, the Company can enter into income generation and replication derivatives as permitted by its Derivatives Use Plan. Freestanding derivatives are carried on the Company's consolidated balance sheets either as assets within other invested assets or as liabilities within other liabilities at fair value as determined by quoted market prices or through the use of pricing models. Values can be affected by changes in interest rates, foreign exchange rates, financial indices, credit spreads, market volatility, and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models. If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting pursuant to Statement of Financial Accounting Standards ("SFAS") No. 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES ("SFAS 133"), as amended, changes in the fair value of the derivative are reported in net investment gains (losses).

      To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as

                METLIFE INVESTORS INSURANCE COMPANY AND SUBSIDIARIES
                    (a wholly-owned subsidiary of MetLife, Inc.)
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

      well as its designation of the hedge as either (i) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment ("fair value hedge"); (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"); or (iii) a hedge of a net investment in a foreign operation. In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship.

      Under a fair value hedge, changes in the fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the fair value of the hedged item related to the designated risk being hedged, are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item.

      Under a cash flow hedge, changes in the fair value of the hedging derivative measured as effective are reported within other comprehensive income (loss), a separate component of shareholder's equity, and the deferred gains or losses on the derivative are reclassified into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item. The Company had no cash flow hedges during the years ended December 31, 2005, 2004, and 2003.

      In a hedge of a net investment in a foreign operation, changes in the fair value of the hedging derivative that are measured as effective are reported within other comprehensive income (loss) consistent with the translation adjustment for the hedged net investment in the foreign operation. Changes in the fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses). The Company had no foreign operations, nor hedges for net investments in foreign operations during the years ended December 31, 2005, 2004 and 2003.

      The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item;
      (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur;
      (iv) a hedged firm commitment no longer meets the definition of a firm commitment; or (v) the derivative is de-designated as a hedging instrument.

      When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the fair value or cash flows of a hedged item, the derivative

                METLIFE INVESTORS INSURANCE COMPANY AND SUBSIDIARIES
                    (a wholly-owned subsidiary of MetLife, Inc.)
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

      continues to be carried on the consolidated balance sheets at its fair value, with changes in fair value recognized currently in net investment gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item.

      When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur by the end of the specified time period or the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the consolidated balance sheets at its fair value, with changes in fair value recognized currently in net investment gains (losses). Any asset or liability associated with a recognized firm commitment is derecognized from the consolidated balance sheets, and recorded currently in net investment gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in net investment gains (losses).

      In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value on the consolidated balance sheets, with changes in its fair value recognized in the current period as net investment gains (losses).

      CASH AND CASH EQUIVALENTS

      The Company considers all highly liquid investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents.

      DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

      DAC represents the costs of acquiring new and renewal insurance business that vary with, and is primarily related to, the production of that business are deferred. Such costs consist principally of commissions and agency and policy issue expenses. VOBA represents the present value of estimated future profits to be generated from existing insurance contracts in-force at the date of acquisition.

      DAC is amortized with interest over the expected life of the contract for universal life and investment-type products. Generally, DAC is amortized in proportion to the present value of estimated profits from investment, mortality, expense margins and surrender charges. Interest rates used to compute the present value of estimated gross profits are based on rates in effect at the inception or acquisition of the contracts.

      Actual gross profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management utilizes the reversion to the mean assumption, a common industry practice, in its determination of the amortization of DAC. This practice assumes that the expectation

                METLIFE INVESTORS INSURANCE COMPANY AND SUBSIDIARIES
                    (a wholly-owned subsidiary of MetLife, Inc.)
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

      for long-term equity investment appreciation is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred. Management periodically updates these estimates and evaluates the recoverability of DAC. When appropriate, management revises its assumptions of the estimated gross profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

      DAC for non-participating term life and annuity policies with life contingencies is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance or acquisition and are consistently applied during the lives of the contracts. Deviations from estimated experience are included in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

      Policy acquisition costs related to internally replaced contracts are expensed at the date of replacement.

      SALES INDUCEMENTS

      The Company has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC.

      GOODWILL

      Goodwill is the excess of cost over the fair value of net assets acquired and is included in Other Assets. The Company recognized no impairments of goodwill during the years ended December 31, 2005 and 2003. Goodwill was $33 million as of December 31, 2005 and 2004 and $34 million as of December 31, 2003. During 2004, dispositions of goodwill of $0.2 million is related to the sale of FMLI.

      Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment. If the carrying value of goodwill exceeds its fair value, the excess is recognized as an impairment and recorded as a charge against net income. The fair values are determined using a market multiple or a discounted cash flow model. The critical estimates necessary in determining fair value are projected earnings, comparative market multiples and the discount rate.

                METLIFE INVESTORS INSURANCE COMPANY AND SUBSIDIARIES
                    (a wholly-owned subsidiary of MetLife, Inc.)
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


      LIABILITY FOR FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

      Future policy benefits for non-participating traditional life insurance policies are equal to the aggregate of the present value of future benefit payments and related expenses less the present value of future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. The interest rate for the aggregate future policy benefit liabilities average is 5%.

      Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2% to 8%.

      Policyholder account balances relate to investment-type contracts and universal life-type policies. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. Policyholder account balances are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest, ranging from 2% to 14%, less expenses, mortality charges, and withdrawals.

      The Company establishes future policy benefit liabilities for minimum death and income benefit guarantees relating to certain annuity contracts as follows:

      . Annuity guaranteed death benefit liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the liabilities are consistent with those used for amortizing DAC, including the mean reversion assumption. The assumptions of investment performance and volatility are consistent with the historical experience of the Standard & Poors 500 Index ("S&P"). The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

      . Guaranteed income benefit liabilities are determined by estimating the expected value of the income benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used for calculating such guaranteed income benefit liabilities are consistent with those used for calculating the guaranteed death benefit liabilities. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates a percentage of the potential annuitizations that may be elected by the contractholder.

                METLIFE INVESTORS INSURANCE COMPANY AND SUBSIDIARIES
                    (a wholly-owned subsidiary of MetLife, Inc.)
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


      The Company offers certain variable annuity products with guaranteed minimum benefit riders as follows:

      . Guaranteed minimum withdrawal benefit riders ("GMWB"s) guarantee a policyholder return of the purchase payment plus a bonus amount via partial withdrawals, even if the account value is reduced to zero, provided that the policyholder's cumulative withdrawals in a contract year do not exceed a certain limit. The initial guaranteed withdrawal amount is equal to the initial benefit base as defined in the contract. When an additional purchase payment is made, the guaranteed withdrawal amount is set equal to the greater of (i) the guaranteed withdrawal amount before the purchase payment or (ii) the benefit base after the purchase payment. The benefit base increases by additional purchase payments plus a bonus amount and decreases by benefits paid and/or withdrawal amounts. After a specified period of time, the benefit base may also change as a result of an optional reset as defined in the contract. The benefit base can be reset to the account balance on the date of the reset if greater than the benefit base before the reset. The GMWB is an embedded derivative, which is measured at fair value separately from the host variable annuity product. The risk associated with GMWBs was transferred to an affiliate through a financial reinsurance agreement. The fair value of GMWBs, included in policyholder account balances, and the financing agreement, included in premiums and other receivables, were both $1 million at December 31, 2005.

      The fair value of the GMWBs is calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. In measuring the fair value of GMWBs, the Company attributes a portion of the fees collected from the policyholder equal to the present value of expected future guaranteed minimum withdrawal and accumulation benefits. GMWBs are reported in policyholder account balances and the changes in fair value are reported in net investment gains (losses). Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

      OTHER POLICYHOLDER FUNDS

      Other policyholder funds includes policy and contract claims and unearned policy and contract fees.

      RECOGNITION OF INSURANCE REVENUE AND RELATED BENEFITS

      Premiums related to term life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

      Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder

                METLIFE INVESTORS INSURANCE COMPANY AND SUBSIDIARIES
                    (a wholly-owned subsidiary of MetLife, Inc.)
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

      account balances for mortality, policy administration and surrender charges and are recognized in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

      OTHER REVENUES

      Other revenues include reinsurance financing fees and advisory fees. Such fees are recognized in the period in which services are performed.

      FEDERAL INCOME TAXES

      The Company and its includable life insurance subsidiary file a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. The Company filed a consolidated return for 2004 with MLIICCA and FMLI. The operations of FMLI included in the 2004 consolidated return were through September 30, 2004, and after that time FMLI filed a separate standalone return. The future tax consequences of temporary differences between financial reporting and tax bases of assets and liabilities are measured at the balance sheets dates and are recorded as deferred income tax assets and liabilities. Valuation allowances are established when management assesses, based on available information, that it is more likely than not that deferred income tax assets will not be realized.

      REINSURANCE

      The Company has reinsured certain of its insurance contracts with other insurance companies under various agreements. For reinsurance contracts that transfer sufficient underwriting risk, reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. Amounts due from reinsurers, for long-duration arrangements, are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance credits. DAC is reduced by amounts recovered under reinsurance contracts. Amounts received from reinsurers for policy administration are reported in other revenues.

      The Company enters into financial reinsurance contracts, which represent low mortality risk reinsurance treaties. These contracts are reported as deposits and are included in premiums and other receivables. The amount of revenue on these contracts represents fees and other cost of insurance under the terms of the reinsurance agreement and is reported in other revenues.

      SEPARATE ACCOUNTS

      Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject

                METLIFE INVESTORS INSURANCE COMPANY AND SUBSIDIARIES
                    (a wholly-owned subsidiary of MetLife, Inc.)
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

      to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Effective with the adoption of Statement of Position 03-1, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS ("SOP 03-1"), on January 1, 2004, the Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and
      (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of income. In connection with the adoption of SOP 03-1, there was no material impact on the Company's reporting of separate accounts. See "-- Application of Recent Accounting Pronouncements."

      The Company's revenues reflect fees charged to the separate accounts, primarily including policy administration fees and investment management fees.

      EMPLOYEE BENEFIT PLANS

      The Company participates in a noncontributory defined benefit pension plan sponsored by Metropolitan Life Insurance Company ("Metropolitan Life"), an affiliate, covering employees who meet specified eligibility requirements. The reported expense associated with this plan requires an extensive use of assumptions which include the discount rate, expected return on plan assets and rate of future compensation increases as determined by Metropolitan Life. Metropolitan Life's management determines these assumptions based upon currently available market and industry data, historical performance of the plan and its assets, and consultation with an independent consulting actuarial firm. These assumptions may differ materially from actual results due to changing market and economic conditions, higher or lower withdrawal rates or longer or shorter life spans of the participants. These differences may have a significant effect on the Company's consolidated financial statements and liquidity. The Company's share of net expense for the pension plan was insignificant for the years ended December 31, 2005, 2004, and 2003.

      APPLICATION OF RECENT ACCOUNTING PRONOUNCEMENTS

      In February 2006, the FASB issued SFAS No. 155, ACCOUNTING FOR CERTAIN HYBRID INSTRUMENTS ("SFAS 155"). SFAS 155 amends SFAS 133 and SFAS
      No. 140, ACCOUNTING FOR TRANSFERS AND SERVICING OF FINANCIAL ASSETS AND EXTINGUISHMENTS OF LIABILITIES ("SFAS 140"). SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole, eliminating the need to bifurcate the derivative from its host, if the holder elects to account for the whole instrument on a fair value basis. In addition, among other changes, SFAS 155 (i) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133; (ii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are

                METLIFE INVESTORS INSURANCE COMPANY AND SUBSIDIARIES
                    (a wholly-owned subsidiary of MetLife, Inc.)
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

      freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation; (iii) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and (iv) eliminates the prohibition on a qualifying special-purpose entity ("QSPE") from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial interest. SFAS 155 will be applied prospectively and is effective for all financial instruments acquired or issued for fiscal years beginning after September 15, 2006. SFAS 155 is not expected to have a material impact on the Company's consolidated financial statements. The FASB has issued additional guidance relating to derivative financial instruments as follows:

      . In June 2005, the FASB cleared SFAS 133 Implementation Issue No. B38, EMBEDDED DERIVATIVES: EVALUATION OF NET SETTLEMENT WITH RESPECT TO THE SETTLEMENT OF A DEBT INSTRUMENT THROUGH EXERCISE OF AN EMBEDDED PUT OPTION OR CALL OPTION ("Issue B38") and SFAS 133 Implementation Issue No. B39, EMBEDDED DERIVATIVES: APPLICATION OF PARAGRAPH 13(B) TO CALL OPTIONS THAT ARE EXERCISABLE ONLY BY THE DEBTOR ("Issue B39"). Issue B38 clarified that the potential settlement of a debtor's obligation to a creditor occurring upon exercise of a put or call option meets the net settlement criteria of SFAS No. 133. Issue B39 clarified that an embedded call option, in which the underlying is an interest rate or interest rate index, that can accelerate the settlement of a debt host financial instrument should not be bifurcated and fair valued if the right to accelerate the settlement can be exercised only by the debtor (issuer/borrower) and the investor will recover substantially all of its initial net investment. Issues B38 and B39, which must be adopted as of the first day of the first fiscal quarter beginning after December 15, 2005, did not have a material impact on the Company's consolidated financial statements.

      . Effective October 1, 2003, the Company adopted SFAS 133 Implementation Issue No. B36, EMBEDDED DERIVATIVES: MODIFIED COINSURANCE ARRANGEMENTS AND DEBT INSTRUMENTS THAT INCORPORATE CREDIT RISK EXPOSURES THAT ARE UNRELATED OR ONLY PARTIALLY RELATED TO THE CREDITWORTHINESS OF THE OBLIGOR UNDER THOSE INSTRUMENTS ("Issue B36"). Issue B36 concluded that (i) a company's funds withheld payable and/or receivable under certain reinsurance arrangements; and
          (ii) a debt instrument that incorporates credit risk exposures that are unrelated or only partially related to the creditworthiness of the obligor include an embedded derivative feature that is not clearly and closely related to the host contract. Therefore, the embedded derivative feature is measured at fair value on the balance sheets and changes in fair value are reported in income. Issue B36 did not have a material impact on the Company's consolidated financial statements.

      . Effective July 1, 2003, the Company adopted SFAS No. 149, AMENDMENT OF STATEMENT 133 ON DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES ("SFAS 149"). SFAS 149 amended and clarified the accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. Except for certain previously issued and effective guidance, SFAS 149 was effective for contracts entered into or modified after June 30, 2003. The Company's adoption of SFAS 149 did not have a significant impact on its consolidated financial statements.

      In September 2005, the American Institute of Certified Public Accountants ("AICPA") issued SOP 05-1, ACCOUNTING BY INSURANCE ENTERPRISES FOR DEFERRED ACQUISITION COSTS IN CONNECTION WITH

                METLIFE INVESTORS INSURANCE COMPANY AND SUBSIDIARIES
                    (a wholly-owned subsidiary of MetLife, Inc.)
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

      MODIFICATIONS OR EXCHANGES OF INSURANCE CONTRACTS ("SOP 05-1"). SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN LONG-DURATION CONTRACTS AND FOR REALIZED GAINS AND LOSSES FROM THE SALE OF INVESTMENTS. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. Under SOP 05-1, modifications that result in a substantially unchanged contract will be accounted for as a continuation of the replaced contract. A replacement contract that is substantially changed will be accounted for as an extinguishment of the replaced contract resulting in a release of unamortized deferred acquisition costs, unearned revenue and deferred sales inducements associated with the replaced contract. The guidance in SOP 05-1 will be applied prospectively and is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company is currently evaluating the impact of SOP 05-1 and does not expect that the pronouncement will have a material impact on the Company's consolidated financial statements.

      Effective July 1, 2005, the Company adopted SFAS No. 153, EXCHANGES OF NONMONETARY ASSETS, AN AMENDMENT OF APB OPINION NO. 29 ("SFAS 153"). SFAS 153 amended prior guidance to eliminate the exception for nonmonetary exchanges of similar productive assets and replaced it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The provisions of SFAS 153 were required to be applied prospectively for fiscal periods beginning after June 15, 2005. The adoption of SFAS 153 did not have a material impact on the Company's consolidated financial statements.

      In June 2005, the FASB completed its review of EITF Issue No. 03-1, THE MEANING OF OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS ("EITF 03-1"). EITF 03-1 provides accounting guidance regarding the determination of when an impairment of debt and marketable equity securities and investments accounted for under the cost method should be considered other-than-temporary and recognized in income. EITF 03-1 also requires certain quantitative and qualitative disclosures for debt and marketable equity securities classified as available-for-sale or held-to-maturity under SFAS No. 115, ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES ("SFAS 115"), that are impaired at the balance sheets date but for which an other-than-temporary impairment has not been recognized. The FASB decided not to provide additional guidance on the meaning of other-than-temporary impairment but has issued FASB Staff Position ("FSP") 115-1, THE MEANING OF OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS ("FSP 115-1"), which nullifies the accounting guidance on the determination of whether an investment is other-than-temporarily impaired as set forth in EITF 03-1. As required by FSP 115-1, the Company adopted this guidance on a prospective basis, which had no material impact on the Company's consolidated financial statements, and has provided the required disclosures.

      In June 2005, the EITF reached consensus on Issue No. 04-5, DETERMINING WHETHER A GENERAL PARTNER, OR THE GENERAL PARTNERS AS A GROUP, CONTROLS A LIMITED PARTNERSHIP OR SIMILAR ENTITY WHEN

                METLIFE INVESTORS INSURANCE COMPANY AND SUBSIDIARIES
                    (a wholly-owned subsidiary of MetLife, Inc.)
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

      THE LIMITED PARTNERS HAVE CERTAIN RIGHTS ("EITF 04-5"). EITF 04-5 provides a framework for determining whether a general partner controls and should consolidate a limited partnership or a similar entity in light of certain rights held by the limited partners. The consensus also provides additional guidance on substantive rights. EITF 04-5 was effective after June 29, 2005 for all newly formed partnerships and for any pre-existing limited partnerships that modified their partnership agreements after that date. EITF 04-5 must be adopted by January 1, 2006 for all other limited partnerships through a cumulative effect of a change in accounting principle recorded in opening equity or it may be applied retrospectively by adjusting prior period financial statements. The adoption of this provision of EITF 04-5 did not have a material impact on the Company's consolidated financial statements.

      In May 2005, the FASB issued SFAS No. 154, ACCOUNTING CHANGES AND ERROR CORRECTIONS, A REPLACEMENT OF APB OPINION NO. 20 AND FASB STATEMENT NO. 3 ("SFAS 154"). The statement requires retrospective application to prior periods' financial statements for a voluntary change in accounting principle unless it is deemed impracticable. It also requires that a change in the method of depreciation, amortization, or depletion for long-lived, non-financial assets be accounted for as a change in accounting estimate rather than a change in accounting principle. SFAS 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The adoption of SFAS 154 will not have a material impact on the Company's consolidated financial statements.

      Effective July 1, 2004, the Company adopted EITF Issue No. 03-16, ACCOUNTING FOR INVESTMENTS IN LIMITED LIABILITY COMPANIES ("EITF 03-16"). EITF 03-16 provides guidance regarding whether a limited liability company should be viewed as similar to a corporation or similar to a partnership for purposes of determining whether a noncontrolling investment should be accounted for using the cost method or the equity method of accounting. EITF 03-16 did not have a material impact on the Company's consolidated financial statements.

      Effective January 1, 2004, the Company adopted SOP 03-1, as interpreted by a Technical Practice Aid ("TPA"), issued by the AICPA. SOP 03-1 provides guidance on (i) the classification and valuation of long-duration contract liabilities; (ii) the accounting for sales inducements; and (iii) separate account presentation and valuation. In June 2004, the FASB released FSP No. 97-1, SITUATIONS IN WHICH PARAGRAPHS 17(B) AND 20 OF FASB STATEMENT NO. 97, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN LONG-DURATION CONTRACTS AND FOR REALIZED GAINS AND LOSSES FROM THE SALE OF INVESTMENTS, PERMIT OR REQUIRE ACCRUAL OF AN UNEARNED REVENUE LIABILITY ("FSP 97-1"), which included clarification that unearned revenue liabilities should be considered in determining the necessary insurance benefit liability required under SOP 03-1. Since the Company had considered unearned revenue in determining its SOP 03-1 benefit liabilities, FSP 97-1 did not impact its consolidated financial statements. As a result of the adoption of SOP 03-1, effective January 1, 2004, the Company decreased future policyholder benefits for various guaranteed minimum death and income benefits, net of DAC and unearned revenue liability offsets under certain variable annuity contracts by approximately $1 million, net of income tax, which has been reported as a cumulative effect of a change in accounting. The application of SOP 03-1 increased the Company's 2004 net income by $3 million, including the cumulative effect of adoption.

                METLIFE INVESTORS INSURANCE COMPANY AND SUBSIDIARIES
                    (a wholly-owned subsidiary of MetLife, Inc.)
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


      Effective January 1, 2003, the Company adopted FIN No. 45, GUARANTOR'S ACCOUNTING AND DISCLOSURE REQUIREMENTS FOR GUARANTEES, INCLUDING INDIRECT GUARANTEES OF INDEBTEDNESS OF OTHERS ("FIN 45"). FIN 45 requires entities to establish liabilities for certain types of guarantees and expands financial statement disclosures for others. The initial recognition and initial measurement provisions of FIN 45 were applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The adoption of FIN 45 did not have a significant impact on the Company's consolidated financial statements. See Note 7.

      Effective January 1, 2003, the Company adopted SFAS No. 146, ACCOUNTING FOR COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES ("SFAS 146"). SFAS 146 requires that a liability for a cost associated with an exit or disposal activity be recorded and measured initially at fair value only when the liability is incurred rather than at the date of an entity's commitment to an exit plan as required by EITF Issue No. 94-3, LIABILITY RECOGNITION FOR CERTAIN EMPLOYEE TERMINATION BENEFITS AND OTHER COSTS TO EXIT AN ACTIVITY INCLUDING CERTAIN COSTS INCURRED IN A RESTRUCTURING ("EITF 94-3"). As required by SFAS 146, the Company adopted this guidance on a prospective basis which had no material impact on the Company's consolidated financial statements.

      Effective January 1, 2003, the Company adopted SFAS No. 145, RESCISSION OF FASB STATEMENTS NO. 4, 44, AND 64, AMENDMENT OF FASB STATEMENT NO. 13, AND TECHNICAL CORRECTIONS ("SFAS 145"). In addition to amending or rescinding other existing authoritative pronouncements to make various technical corrections, clarify meanings, or describe their applicability under changed conditions, SFAS 145 generally precludes companies from recording gains and losses from the extinguishment of debt as an extraordinary item. SFAS 145 also requires sale-leaseback treatment for certain modifications of a capital lease that result in the lease being classified as an operating lease. The adoption of SFAS 145 did not have a significant impact on the Company's consolidated financial statements.

                METLIFE INVESTORS INSURANCE COMPANY AND SUBSIDIARIES
                    (a wholly-owned subsidiary of MetLife, Inc.)
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


2.  INVESTMENTS

      FIXED MATURITIES BY SECTOR AND EQUITY SECURITIES AVAILABLE-FOR-SALE

      The following tables set forth the cost or amortized cost, gross unrealized gain and loss, and estimated fair value of the Company's fixed maturities by sector and equity securities, the percentage of the total fixed maturities holdings that each sector represents and the percentage of the total equity securities at:

                                                DECEMBER 31, 2005
                                       ------------------------------------------
                                        COST OR  GROSS UNREALIZED ESTIMATED
                                       AMORTIZED ----------------   FAIR    % OF
                                         COST    GAIN     LOSS      VALUE   TOTAL
                                       --------- ----     ----    --------- -----
                                                  (IN MILLIONS)
     U.S. corporate securities          $  932   $ 6      $11      $  927    39.5%
     Residential mortgage-backed
       securities                          582     3        5         580    24.7
     Foreign corporate securities          175     2        2         175     7.5
     U.S. treasury / agency securities     153     1        -         154     6.5
     Commercial mortgage-backed
       securities                          297     -        6         291    12.4
     Asset-backed securities               174     1        1         174     7.4
     Foreign government securities          40     4        1          43     1.8
     State and political subdivision
       securities                            4     -        -           4     0.2
                                        ------   ---      ---      ------   -----
       Total fixed maturities           $2,357   $17      $26      $2,348   100.0%
                                        ======   ===      ===      ======   =====
     Equity securities                  $    1   $ -      $ -      $    1   100.0%
                                        ======   ===      ===      ======   =====

                                                DECEMBER 31, 2004
                                       ------------------------------------------
                                        COST OR  GROSS UNREALIZED ESTIMATED
                                       AMORTIZED ----------------   FAIR    % OF
                                         COST    GAIN     LOSS      VALUE   TOTAL
                                       --------- ----     ----    --------- -----
                                                  (IN MILLIONS)
     U.S. corporate securities          $  946   $16      $ 3      $  959    43.8%
     Residential mortgage-backed
       securities                          384     3        1         386    17.6
     Foreign corporate securities          104     3        1         106     4.8
     U.S. treasury / agency securities     276     -        1         275    12.6
     Commercial mortgage-backed
       securities                          259     1        2         258    11.8
     Asset-backed securities               185     1        1         185     8.5
     Foreign government securities          15     1        -          16     0.7
     State and political subdivision
       securities                            4     -        -           4     0.2
                                        ------   ---      ---      ------   -----
       Total fixed maturities           $2,173   $25      $ 9      $2,189   100.0%
                                        ======   ===      ===      ======   =====
     Equity securities                  $    1   $ -      $ -      $    1   100.0%
                                        ======   ===      ===      ======   =====

                METLIFE INVESTORS INSURANCE COMPANY AND SUBSIDIARIES
                    (a wholly-owned subsidiary of MetLife, Inc.)
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


      The Company held foreign currency derivatives with notional amounts of $4 million and $1 million to hedge exchange risk associated with foreign bonds and loans at December 31, 2005 and 2004, respectively.

      Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

      The Company held fixed maturities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $128 million and $55 million at December 31, 2005 and 2004, respectively. These securities had a net unrealized gain of $4 million and $2 million at December 31, 2005 and 2004, respectively. Non-income producing fixed maturities were less than $1 million at December 31, 2005. There were no non-income producing fixed maturities at December 31, 2004. There were no significant unrealized gains (losses) associated with non-income producing fixed maturities for both years ended December 31, 2005 and 2004.

      The cost or amortized cost and estimated fair value of bonds at December 31, 2005 and 2004, by contractual maturity date (excluding scheduled sinking funds), are shown below:

                                                  DECEMBER 31,
                                     ---------------------------------------
                                            2005                2004
                                     ------------------- -------------------
                                      COST OR  ESTIMATED  COST OR  ESTIMATED
                                     AMORTIZED   FAIR    AMORTIZED   FAIR
                                       COST      VALUE     COST      VALUE
                                     --------- --------- --------- ---------
                                                  (IN MILLIONS)
    Due in one year or less           $  121    $  121    $  171    $  173
    Due after one year through five
      years                              605       601       881       889
    Due after five years through ten
      years                              407       407       208       211
    Due after ten years                  171       174        85        87
                                      ------    ------    ------    ------
      Subtotal                         1,304     1,303     1,345     1,360
    Mortgage-backed, commercial
      mortgage-backed and other
      asset-backed securities          1,053     1,045       828       829
                                      ------    ------    ------    ------
      Total fixed maturities          $2,357    $2,348    $2,173    $2,189
                                      ======    ======    ======    ======

      Bonds not due at a single maturity date have been included in the above table in the year of final contractual maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

                METLIFE INVESTORS INSURANCE COMPANY AND SUBSIDIARIES
                    (a wholly-owned subsidiary of MetLife, Inc.)
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


      Sales or disposals of fixed maturities and equity securities classified as available-for-sale were as follows:

                                          YEARS ENDED DECEMBER 31,
                                          -----------------------
                                           2005     2004    2003
                                           ------   ----    ----
                                             (IN MILLIONS)
                  Proceeds                $1,645    $353    $712
                  Gross investment gains  $    2    $ 34    $  8
                  Gross investment losses $  (19)   $ (5)   $ (7)

      There were insignificant investment writedowns during 2005. Gross investment losses above exclude writedowns recorded during 2004 and 2003 for other than temporarily impaired available-for-sale fixed maturities and equity securities of $2 million and $22 million, respectively.

      The Company periodically disposes of fixed maturity and equity securities at a loss. Generally, such losses are insignificant in amount or in relation to the cost basis of the investment or are attributable to declines in fair value occurring in the period of disposition.

      UNREALIZED LOSSES FOR FIXED MATURITIES AND EQUITY SECURITIES AVAILABLE-FOR-SALE

      The following tables show the estimated fair values and gross unrealized losses of the Company's fixed maturities (aggregated by sector) and equity securities in an unrealized loss position, aggregated by length of time that the securities have been in a continuous unrealized loss position at December 31, 2005 and 2004:

                                                                    DECEMBER 31, 2005
                                            -----------------------------------------------------------------
                                                                   EQUAL TO OR GREATER
                                             LESS THAN 12 MONTHS     THAN 12 MONTHS             TOTAL
                                            --------------------- --------------------- ---------------------
                                                         GROSS                 GROSS                 GROSS
                                            ESTIMATED  UNREALIZED ESTIMATED  UNREALIZED ESTIMATED  UNREALIZED
                                            FAIR VALUE    LOSS    FAIR VALUE    LOSS    FAIR VALUE    LOSS
                                            ---------- ---------- ---------- ---------- ---------- ----------
                                                       (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
U.S. corporate securities                     $  483      $ 9        $ 87        $2       $  570      $11
Residential mortgage-backed securities           363        4          41         1          404        5
Foreign corporate securities                      95        1          24         1          119        2
U.S. treasury / agency securities                 83        -           -         -           83        -
Commercial mortgage-backed securities            254        5          30         1          284        6
Asset-backed securities                           86        1           6         -           92        1
Foreign government securities                      6        1           -         -            6        1
State and political subdivision securities         4        -           -         -            4        -
                                              ------      ---        ----        --       ------      ---
 Total fixed maturities                       $1,374      $21        $188        $5       $1,562      $26
                                              ======      ===        ====        ==       ======      ===
Total number of securities in an unrealized
  loss position                                  220                   58                    278
                                              ======                 ====                 ======

                METLIFE INVESTORS INSURANCE COMPANY AND SUBSIDIARIES
                    (a wholly-owned subsidiary of MetLife, Inc.)
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                                    DECEMBER 31, 2004
                                            -----------------------------------------------------------------
                                                                   EQUAL TO OR GREATER
                                             LESS THAN 12 MONTHS     THAN 12 MONTHS             TOTAL
                                            --------------------- --------------------- ---------------------
                                                         GROSS                 GROSS                 GROSS
                                            ESTIMATED  UNREALIZED ESTIMATED  UNREALIZED ESTIMATED  UNREALIZED
                                            FAIR VALUE    LOSS    FAIR VALUE    LOSS    FAIR VALUE    LOSS
                                            ---------- ---------- ---------- ---------- ---------- ----------
                                                       (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
U.S. corporate securities                      $402        $3        $ 9         $-       $  411       $3
Residential mortgage-backed securities          130         1         21          -          151        1
Foreign corporate securities                     27         -         12          1           39        1
U.S. treasury / agency securities               156         1          -          -          156        1
Commercial mortgage-backed securities           177         1         26          1          203        2
Asset-backed securities                          67         1          -          -           67        1
                                               ----        --        ---         --       ------       --
 Total fixed maturities                        $959        $7        $68         $2       $1,027       $9
                                               ====        ==        ===         ==       ======       ==
Total number of securities in an unrealized
  loss position                                 212                   14                     226
                                               ====                  ===                  ======

      The Company did not have equity securities in an unrealized loss position at either December 31, 2005 or 2004.

      AGING OF GROSS UNREALIZED LOSSES FOR FIXED MATURITIES AND EQUITY SECURITIES AVAILABLE-FOR-SALE

      The following tables present the cost or amortized cost, gross unrealized losses and number of securities for fixed maturities and equity securities at December 31, 2005 and 2004, where the estimated fair value had declined and remained below cost or amortized cost by less than 20%, or 20% or more for:

                                                                   DECEMBER 31, 2005
                                                   --------------------------------------------------
                                                   COST OR AMORTIZED GROSS UNREALIZED    NUMBER OF
                                                         COST             LOSSES         SECURITIES
                                                   ----------------  ---------------- ----------------
                                                   LESS THAN  20% OR LESS THAN 20% OR LESS THAN 20% OR
                                                      20%      MORE     20%     MORE     20%     MORE
                                                   ---------  ------ --------- ------ --------- ------
                                                       (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
Less than six months                                $1,128      $2      $14      $1      181      1
Six months or greater but less than nine months         86       -        2       -        1      -
Nine months or greater but less than twelve months     179       -        4       -       37      -
Twelve months or greater                               193       -        5       -       58      -
                                                    ------      --      ---      --      ---      -
 Total                                              $1,586      $2      $25      $1      277      1
                                                    ======      ==      ===      ==      ===      =

                                                                   DECEMBER 31, 2004
                                                   --------------------------------------------------
                                                   COST OR AMORTIZED GROSS UNREALIZED    NUMBER OF
                                                         COST             LOSSES         SECURITIES
                                                   ----------------  ---------------- ----------------
                                                   LESS THAN  20% OR LESS THAN 20% OR LESS THAN 20% OR
                                                      20%      MORE     20%     MORE     20%     MORE
                                                   ---------  ------ --------- ------ --------- ------
                                                       (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
Less than six months                                $  713      $-      $4       $-      148      -
Six months or greater but less than nine months        212       -       3        -       53      -
Nine months or greater but less than twelve months      41       -       -        -       11      -
Twelve months or greater                                70       -       2        -       13      1
                                                    ------      --      --       --      ---      -
 Total                                              $1,036      $-      $9       $-      225      1
                                                    ======      ==      ==       ==      ===      =

                METLIFE INVESTORS INSURANCE COMPANY AND SUBSIDIARIES
                    (a wholly-owned subsidiary of MetLife, Inc.)
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


      As of December 31, 2005, $25 million of unrealized losses related to securities with an unrealized loss position less than 20% of cost or amortized cost, which represented 2% of the cost or amortized cost of such securities. As of December 31, 2004, $9 million of unrealized losses related to securities with an unrealized loss position less than 20% of cost or amortized cost, which represented less than 1% of the cost or amortized cost of such securities.

      As of December 31, 2005, $1 million of unrealized losses related to securities with an unrealized loss position greater than 20% of cost or amortized cost, which represented 50% of the cost or amortized cost of such securities. Such unrealized losses have been in an unrealized loss position for a period of less than six months. As of December 31, 2004, the unrealized losses related to securities with an unrealized loss position greater than 20% of cost or amortized cost were less than $1 million.

      As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its investment holdings in accordance with its impairment policy in order to evaluate whether such securities are other-than-temporarily impaired. The increase in the unrealized losses during 2005 is principally driven by an increase in interest rates during the year. Based upon the Company's evaluation of the securities in accordance with its impairment policy, the cause of the decline being principally attributable to the general rise in rates during the year, and the Company's intent and ability to hold the fixed income and equity securities with unrealized losses for a period of time sufficient for them to recover; the Company has concluded that the aforementioned securities are not other-than-temporarily impaired.

      SECURITIES LENDING PROGRAM

      The Company participates in a securities lending program whereby blocks of securities, which are included in fixed maturity securities, are loaned to third parties, primarily major brokerage firms. The Company requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. Securities with a cost or amortized cost of $487 million and $472 million and an estimated fair value of $488 million and $475 million were on loan under the program at December 31, 2005 and 2004, respectively. Securities loaned under such transactions may be sold or repledged by the transferee. The Company was liable for cash collateral under its control of $508 million and $487 million at December 31, 2005 and 2004, respectively. Securities loaned transactions are accounted for as financing arrangements on the Company's consolidated balance sheets and consolidated statements of cash flows and the income and expenses associated with the program are reported in net investment income as investment income and investment expenses, respectively. There was no security collateral at December 31, 2005 and 2004 on deposit from customers in connection with securities lending transactions.

      ASSETS ON DEPOSIT

      The Company had investment assets on deposit with regulatory agencies with a fair market value of $6 million at both December 31, 2005 and 2004, consisting primarily of fixed maturity securities.

                METLIFE INVESTORS INSURANCE COMPANY AND SUBSIDIARIES
                    (a wholly-owned subsidiary of MetLife, Inc.)
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


      MORTGAGE LOANS ON REAL ESTATE

      Mortgage loans on real estate were categorized as follows:

                                                   DECEMBER 31,
                                                   ------------
                                                   2005    2004
                                                   ----    ----
                                                   (IN MILLIONS)
                   Commercial mortgage loans       $65     $131
                   Less: Valuation allowances        -        1
                                                   ---     ----
                     Mortgage loans on real estate $65     $130
                                                   ===     ====

      Mortgage loans are collateralized by properties in the United States. At December 31, 2005, approximately 31%, 19% and 13% of the properties were located in California, Texas and Pennsylvania, respectively. Generally, the Company, as the lender, only loans up to 75% of the purchase price of the underlying real estate.

      Changes in loan valuation allowances for mortgage loans on real estate were as follows:

                                              YEARS ENDED DECEMBER 31,
                                              ------------------------
                                              2005     2004    2003
                                              ----     ----    ----
                                              (IN MILLIONS)
                   Balance, beginning of year $ 1      $ 1      $1
                   Additions                    -        1       -
                   Deductions                  (1)      (1)      -
                                              ---      ---      --
                   Balance, end of year       $ -      $ 1      $1
                                              ===      ===      ==

      There were no impaired mortgage loans on real estate at December 31, 2005 and 2004.

      The Company's average investment in impaired loans was insignificant for the year ended December 31, 2005. The average investment in impaired loans was $1 million and $4 million for the years ended December 31, 2004 and 2003, respectively. The Company did not recognize interest income on impaired loans for the year ended December 31, 2005. Interest income on impaired loans was $1 million and less than $1 million for the years ended December 31, 2004 and 2003, respectively.

      The Company did not have restructured loans at December 31, 2005 and 2004.

      There were no mortgage loans on real estate with scheduled payments of 60 days or more past due or in foreclosure at December 31, 2005 and 2004.

                METLIFE INVESTORS INSURANCE COMPANY AND SUBSIDIARIES
                    (a wholly-owned subsidiary of MetLife, Inc.)
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


      REAL ESTATE JOINT VENTURES

      Real estate joint ventures held-for-investment at December 31, 2005 and 2004 were $3 million and $5 million, respectively.

      At December 31, 2005, 100% of the Company's real estate holdings consisted of office buildings located in Illinois.

      NET INVESTMENT INCOME

      The components of net investment income were as follows:

                                                          YEARS ENDED DECEMBER 31,
                                                          ------------------------
                                                          2005     2004    2003
                                                          ----     ----    ----
                                                          (IN MILLIONS)
        Fixed maturities                                  $114     $111    $114
        Mortgage loans on real estate                        9       20      22
        Policy loans                                         3        2       2
        Cash, cash equivalents and short-term investments    6        7       9
                                                            ----    ----    ----
          Total                                            132      140     147
        Less: Investment expenses                           18        6       4
                                                            ----    ----    ----
          Net investment income                           $114     $134    $143
                                                            ====    ====    ====

      NET INVESTMENT GAINS (LOSSES)

      Net investment gains (losses) were as follows:

                                                YEARS ENDED DECEMBER 31,
                                                -----------------------
                                                2005     2004    2003
                                                ----     ----    ----
                                                 (IN MILLIONS)
                Fixed maturities                $(17)    $27     $(21)
                Mortgage loans on real estate      1      10        -
                Derivatives                       12      (1)      (4)
                Other                             (2)      -        -
                                                 ----    ---      ----
                  Net investment gains (losses) $ (6)    $36     $(25)
                                                 ====    ===      ====

                METLIFE INVESTORS INSURANCE COMPANY AND SUBSIDIARIES
                    (a wholly-owned subsidiary of MetLife, Inc.)
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


      NET UNREALIZED INVESTMENT GAINS (LOSSES)

      The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), were as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                      -----------------------
                                                      2005    2004    2003
                                                      ----    ----    ----
                                                       (IN MILLIONS)
           Fixed maturities                           $(9)    $16     $ 68
           Amounts related to:
             DAC and VOBA                               3      (7)     (36)
           Deferred income taxes                        2      (3)     (11)
                                                      ---     ---      ----
             Net unrealized investment gains (losses) $(4)    $ 6     $ 21
                                                      ===     ===      ====

      The changes in net unrealized investment gains (losses) were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              -----------------------
                                                              2005     2004     2003
                                                              ----     ----     ----
                                                               (IN MILLIONS)
  Balance, beginning of year                                  $  6     $ 21     $ 7
  Unrealized investment gains (losses) during the year         (25)     (54)     28
  Unrealized investment gains of subsidiaries at date of sale    -        2       -
  Unrealized investment (losses) gains related to:
    DAC and VOBA                                                10       29      (7)
  Deferred income taxes                                          5        8      (7)
                                                               ----     ----    ---
  Balance, end of year                                        $ (4)    $  6     $21
                                                               ====     ====    ===
  Net change in unrealized investment gains (losses)          $(10)    $(15)    $14
                                                               ====     ====    ===

                METLIFE INVESTORS INSURANCE COMPANY AND SUBSIDIARIES
                    (a wholly-owned subsidiary of MetLife, Inc.)
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


3.  DERIVATIVE FINANCIAL INSTRUMENTS

      TYPES OF DERIVATIVE INSTRUMENTS

      The following table provides a summary of the notional amounts and current market or fair value of derivative financial instruments held at:

                             DECEMBER 31, 2005           DECEMBER 31, 2004
                        --------------------------- ---------------------------
                                 CURRENT MARKET OR           CURRENT MARKET OR
                                     FAIR VALUE                  FAIR VALUE
                        NOTIONAL ------------------ NOTIONAL ------------------
                         AMOUNT  ASSETS LIABILITIES  AMOUNT  ASSETS LIABILITIES
                        -------- ------ ----------- -------- ------ -----------
                                             (IN MILLIONS)
 Interest rate swaps     $    2   $ -       $-       $    7   $ -       $3
 Interest rate floors     2,460    28        -        1,260    15        -
 Financial futures           86     -        1          108     -        1
 Foreign currency swaps       4     -        -            1     -        -
 Credit default swaps        30     -        -           10     -        -
                         ------   ---       --       ------   ---       --
    Total                $2,582   $28       $1       $1,386   $15       $4
                         ======   ===       ==       ======   ===       ==

      The above table does not include notional values for equity variance swaps. At December 31, 2005 and 2004, the Company owned 2,500 and 0 equity variance swaps contracts, respectively. Market values for equity variance swaps are insignificant and were not included in the preceding table.

      The following table provides a summary of the notional amounts of derivative financial instruments by maturity at December 31, 2005:

                                            REMAINING LIFE
                          ---------------------------------------------------
                                      AFTER ONE  AFTER FIVE
                                         YEAR       YEARS
                          ONE YEAR OR  THROUGH   THROUGH TEN AFTER TEN
                             LESS     FIVE YEARS    YEARS      YEARS   TOTAL
                          ----------- ---------- ----------- --------- ------
                                             (IN MILLIONS)
   Interest rate swaps        $ -        $ -       $    2       $-     $    2
   Interest rate floors         -          -        2,460        -      2,460
   Financial futures           86          -            -        -         86
   Foreign currency swaps       -          1            3        -          4
   Credit default swaps         -         30            -        -         30
                              ---        ---       ------       --     ------
      Total                   $86        $31       $2,465       $-     $2,582
                              ===        ===       ======       ==     ======

      Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as

                METLIFE INVESTORS INSURANCE COMPANY AND SUBSIDIARIES
                    (a wholly-owned subsidiary of MetLife, Inc.)
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

      calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date.

      The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. In a basis swap, both legs of the swap are floating with each based on a different index. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date. Basis swaps are included in interest rate swaps in the preceding table.

      Interest rate floors are used by the Company primarily to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level.

      In exchange-traded interest rate (Treasury and swap) futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate and equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange.

      Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance. The value of interest rate futures is substantially impacted in interest rates and they can be used to modify or hedge existing interest rate risk.

      Foreign currency swaps are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

      Equity variance swaps are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. As noted above, equity variance swaps are not included in the preceding table.

      Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments and to diversify its credit risk exposure in certain portfolios. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a

                METLIFE INVESTORS INSURANCE COMPANY AND SUBSIDIARIES
                    (a wholly-owned subsidiary of MetLife, Inc.)
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

      premium to insure credit risk. If a credit event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered.

      HEDGING

      The table below provides a summary of the notional amount and fair value of derivatives by type of hedge designation at:

                         DECEMBER 31, 2005           DECEMBER 31, 2004
                    --------------------------- ---------------------------
                                 FAIR VALUE                  FAIR VALUE
                    NOTIONAL ------------------ NOTIONAL ------------------
                     AMOUNT  ASSETS LIABILITIES  AMOUNT  ASSETS LIABILITIES
                    -------- ------ ----------- -------- ------ -----------
                                         (IN MILLIONS)
     Non-qualifying  $2,582   $28       $1       $1,386   $15       $4
                     ======   ===       ==       ======   ===       ==

      The following table provides the settlement payments recorded in income for the:

                                                  YEARS ENDED DECEMBER 31,
                                                  -----------------------
                                                  2005         2004
                                                  ----         ----
                                                  (IN MILLIONS)
                    Non-qualifying hedges:
                    Net investment gains (losses)  $1          $(1)
                                                   ==          ===

      The Company recognized insignificant net investment income (expense) from qualifying hedge settlement payments and insignificant net investment gains (losses) from non-qualifying hedge settlement payments for the year ended December 31, 2003.

      FAIR VALUE HEDGES

      The Company designates and accounts for the following as fair value hedges when they have met the requirements of SFAS 133: (i) interest rate swaps to convert fixed rate investments to floating rate investments;
      (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments; and (iii) interest rate futures to hedge against changes in value of fixed rate securities.

      The Company did not have any fair value hedges during the years ended December 31, 2005 or 2004. The Company recognized ($4) million in net investment gains (losses) representing the ineffective portion of all fair value hedges for the year ended December 31, 2003.

      All components of each derivative's gain or loss were included in the assessment of hedge ineffectiveness for the year December 31, 2003. There were no instances in which the Company

                METLIFE INVESTORS INSURANCE COMPANY AND SUBSIDIARIES
                    (a wholly-owned subsidiary of MetLife, Inc.)
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

      discontinued fair value hedge accounting due to a hedged firm commitment no longer qualifying as a fair value hedge.

      NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

      The Company enters into the following derivatives that do not qualify for hedge accounting under SFAS 133 or for purposes other than hedging:
      (i) interest rate swaps, purchased floors, and interest rate futures to minimize its exposure to interest rate volatility; (ii) foreign currency swaps to minimize its exposure to adverse movements in exchange rates;
      (iii) credit default swaps to minimize its exposure to adverse movements in credit; (iv) credit default swaps to diversify its credit risk exposure in certain portfolios; (v) equity variance swaps to economically hedge liabilities; (vi) interest rate futures to economically hedge liabilities embedded in certain variable annuity products.

      For the years ended December 31, 2005 and 2004 the Company recognized as net investment gains (losses) changes in fair value of $11 million and ($4) million related to derivatives that do not qualify for hedge accounting. For the year ended December 31, 2003 the Company recognized insignificant net investment gains (losses) related to changes in fair value of derivatives that do not qualify for hedge accounting.

      CREDIT RISK

      The Company may be exposed to credit related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's derivative transactions is represented by the fair value of contracts with a net positive fair value at the reporting date.

      The Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit related losses in the event of nonperformance by counterparties to such derivative instruments.

                METLIFE INVESTORS INSURANCE COMPANY AND SUBSIDIARIES
                    (a wholly-owned subsidiary of MetLife, Inc.)
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


4.  INSURANCE

      DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

      Information regarding DAC and VOBA for the years ended December 31, 2005, 2004 and 2003 is as follows:

                                                 DEFERRED
                                                  POLICY    VALUE OF
                                                ACQUISITION BUSINESS
                                                   COSTS    ACQUIRED TOTAL
                                                ----------- -------- -----
                                                      (IN MILLIONS)
     Balance at January 1, 2003                    $224       $193   $417
       Capitalizations                              132          -    132
                                                   ----       ----   ----
           Total                                    356        193    549
                                                   ----       ----   ----
       Less amortization related to:
         Net investment gains (losses)               (4)        (2)    (6)
         Unrealized investment gains (losses)         6          1      7
         Other expenses                              20         19     39
                                                   ----       ----   ----
           Total amortization                        22         18     40
                                                   ----       ----   ----
     Balance at December 31, 2003                   334        175    509
       Capitalizations                              126          -    126
                                                   ----       ----   ----
           Total                                    460        175    635
                                                   ----       ----   ----
       Less amortization related to:
         Net investment gains (losses)                2          3      5
         Unrealized investment gains (losses)       (15)       (14)   (29)
         Other expenses                              41          3     44
                                                   ----       ----   ----
           Total amortization                        28         (8)    20
                                                   ----       ----   ----
       Less: Dispositions and other                 (41)        (1)   (42)
                                                   ----       ----   ----
     Balance at December 31, 2004                   391        182    573
       Capitalizations                               66          -     66
                                                   ----       ----   ----
           Total                                    457        182    639
                                                   ----       ----   ----
       Less amortization related to:
         Unrealized investment gains (losses)        (4)        (6)   (10)
         Other expenses                              12         25     37
                                                   ----       ----   ----
           Total amortization                         8         19     27
                                                   ----       ----   ----
     Balance at December 31, 2005                  $449       $163   $612
                                                   ====       ====   ====

                METLIFE INVESTORS INSURANCE COMPANY AND SUBSIDIARIES
                    (a wholly-owned subsidiary of MetLife, Inc.)
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


      The estimated future amortization expense for the next five years allocated to other expenses for VOBA is $14 million in 2006, $14 million in 2007, $13 million in 2008, $13 million in 2009, and $13 million in 2010.

      Amortization of DAC and VOBA is related to (i) investment gains and losses and the impact of such gains and losses on the amount of the amortization; (ii) unrealized investment gains and losses to provide information regarding the amount that would have been amortized if such gains and losses had been recognized; and (iii) other expenses to provide amounts related to the gross profits originating from transactions other than investment gains and losses.

      SALES INDUCEMENTS

      Changes in deferred sales inducements, which are reported within other assets in the consolidated balance sheets, are as follows:

                                              YEARS ENDED DECEMBER 31,
                                              -----------------------
                                              2005        2004
                                              ----        ----
                                              (IN MILLIONS)
                       Balance at January 1   $59         $ 50
                       Capitalization          19           25
                       Amortization            (3)          (5)
                       Dispositions             -          (11)
                                              ---            ----
                       Balance at December 31 $75         $ 59
                                              ===            ====

      GUARANTEES

      The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits") and (ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return").

                METLIFE INVESTORS INSURANCE COMPANY AND SUBSIDIARIES
                    (a wholly-owned subsidiary of MetLife, Inc.)
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


      The Company had the following types of guarantees relating to annuity contracts at:

                                                   DECEMBER 31,
                           ---------------------------------------------------------
                                        2005                           2004
                           --------------------------     --------------------------
                           IN THE EVENT        AT         IN THE EVENT        AT
                             OF DEATH     ANNUITIZATION     OF DEATH     ANNUITIZATION
                           ------------   -------------   ------------   -------------
                                                   (IN MILLIONS)
RETURN OF NET DEPOSITS
  Account value             $   1,333           N / A      $     791           N / A
  Net amount at risk        $       1 (1)       N / A      $       1 (1)       N / A
  Average attained age of
  contractholders            64 years           N / A       62 years           N / A
ANNIVERSARY CONTRACT VALUE
  OR MINIMUM RETURN
  Account value             $   7,451       $   4,414      $   6,933       $   3,623
  Net amount at risk        $     160 (1)   $      30 (2)  $     188 (1)   $      19 (2)
  Average attained age of
  contractholders            64 years        60 years       64 years        59 years

      --
      (1) The net amount at risk for guarantees of amounts in the event of death is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheets date.
      (2) The net amount at risk for guarantees of amounts at annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

      The net amount at risk is based on the direct amount at risk (excluding reinsurance).

      The Company's annuity contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

      The Company has guaranteed death and annuitization benefit liabilities on its annuity contracts of $17 million and $9 million, at December 31, 2005 and 2004, respectively. The Company reinsures 100% of this liability with an affiliate and has corresponding recoverables from reinsurers for the same amounts. Therefore, the Company has no net liability at December 31, 2005 and 2004.

                METLIFE INVESTORS INSURANCE COMPANY AND SUBSIDIARIES
                    (a wholly-owned subsidiary of MetLife, Inc.)
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


      Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows at:

                                            DECEMBER 31,
                                            -------------
                                             2005   2004
                                            ------ ------
                                            (IN MILLIONS)
                      Mutual Fund Groupings
                        Equity              $6,247 $5,211
                        Bond                   532    608
                        Balanced               439    411
                        Money Market            67     58
                        Specialty               84     90
                                            ------ ------
                          TOTAL             $7,369 $6,378
                                            ====== ======

      SEPARATE ACCOUNTS

      Separate account assets and liabilities include pass-through separate accounts totaling $7,529 million and $6,546 million at December 31, 2005 and 2004, respectively, for which the policyholder assumes all investment risk.

      Fees charged to the separate accounts by the Company (primarily including policy administration fees and investment management fees) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $93 million, $88 million and $65 million for the years ended December 31, 2005, 2004 and 2003, respectively.

      For both the years ended December 31, 2005 and 2004, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

5.  REINSURANCE

      The Company's life insurance operations participate in reinsurance activities in order to limit losses, minimize exposure to large risks, and provide additional capacity for future growth. The Company has historically reinsured the mortality risk on new life insurance policies primarily on an excess of retention basis or a quota share basis.
      Starting in 2002, the Company reinsured up to 90% of the mortality risk for all new individual life insurance policies. During 2005, the Company changed its retention practices for individual life insurance. Amounts reinsured in prior years remain reinsured under the original reinsurance; however, under the new retention guidelines, the Company retains up to $100,000 per life and reinsures 100% of amounts in excess of the Company's retention limits. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

      In addition to reinsuring mortality risk as described above, the Company reinsures other risks and specific coverages. The Company routinely reinsures certain classes of risks to limit its exposure to

                METLIFE INVESTORS INSURANCE COMPANY AND SUBSIDIARIES
                    (a wholly-owned subsidiary of MetLife, Inc.)
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

      particular travel, avocation and lifestyle hazards. The Company reinsures 90% of its new production of fixed annuities to an affiliate. Also, the Company reinsures 100% of the riders containing benefit guarantees related to variable annuities to an affiliate.

      The Company reinsures its business through a diversified group of reinsurers. No single unaffiliated reinsurer has a material obligation to the Company nor is the Company's business substantially dependent upon any reinsurance contracts. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

      The amounts in the consolidated statements of income are presented net of reinsurance ceded. The effects of reinsurance were as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                               -----------------------
                                                               2005     2004    2003
                                                               ----     ----    ----
                                                               (IN MILLIONS)
   Direct premiums earned                                      $122     $20     $11
   Reinsurance ceded                                              -      (1)     (4)
                                                                 ----   ---     ---
   Net premiums earned                                         $122     $19     $ 7
                                                                 ====   ===     ===
   Reinsurance recoveries netted against policyholder benefits
     and claims                                                $  -     $ 3     $ -
                                                                 ====   ===     ===

      Written premiums are not materially different than earned premiums presented in the preceding table.

      Reinsurance recoverables, included in premiums and other receivables, were insignificant at December 31, 2005 and 2004.

6.  INCOME TAXES

      The provision (benefit) for income taxes was as follows:

                                                   YEARS ENDED DECEMBER 31,
                                                   -----------------------
                                                   2005    2004    2003
                                                   ----    ----    ----
                                                    (IN MILLIONS)
              Current:
                Federal                             $4     $(6)    $  9
              Deferred:
                Federal                              5      33      (12)
                                                    --     ---      ----
              Provision (benefit) for income taxes  $9     $27     $ (3)
                                                    ==     ===      ====

                METLIFE INVESTORS INSURANCE COMPANY AND SUBSIDIARIES
                    (a wholly-owned subsidiary of MetLife, Inc.)
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


      Reconciliations of the income tax provision at the U.S. statutory rate to the provision (benefit) for income taxes as reported were as follows:

                                                   YEARS ENDED DECEMBER 31,
                                                   -----------------------
                                                   2005     2004    2003
                                                   ----     ----    ----
                                                   (IN MILLIONS)
              Tax provision at U.S. statutory rate $15      $32     $(1)
              Tax effect of:
                Tax exempt investment income        (6)      (5)     (2)
                                                   ---      ---     ---
              Provision (benefit) for income taxes $ 9      $27     $(3)
                                                   ===      ===     ===

      Deferred income taxes represent the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                        DECEMBER 31,
                                                        ------------
                                                        2005   2004
                                                        ----   ----
                                                        (IN MILLIONS)
             Deferred income tax assets:
               Policyholder liabilities and receivables $ 89   $ 99
               Net operating loss carryforwards           53     39
               Capital loss carryforwards                 16     10
               Tax credit carryforwards                    2      -
               Intangibles                                 2      3
               Net unrealized investment losses            2      -
               Other                                       2      -
                                                        ----   ----
                                                         166    151
                                                        ----   ----
             Deferred income tax liabilities:
               Investments                                12      7
               Deferred policy acquisition costs         190    176
               Net unrealized investment gains             -      3
               Other                                       -      1
                                                        ----   ----
                                                         202    187
                                                        ----   ----
             Net deferred income tax liability          $(36)  $(36)
                                                        ====   ====

      The Company has capital loss carryforwards of $44 million at December 31, 2005 which will expire between 2006 and 2010. The Company has net operating losses of $152 million which will expire between 2019 and 2020. A valuation allowance is provided when it is more likely than not that some portion of the deferred income tax assets will not be realized. Management believes that it is more likely than not that the results of future operations will generate sufficient taxable income to realize the remaining deferred income tax assets.

                METLIFE INVESTORS INSURANCE COMPANY AND SUBSIDIARIES
                    (a wholly-owned subsidiary of MetLife, Inc.)
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


      All years through and including 2001 are closed and no longer subject to Internal Revenue Service audit. The years 2002 and forward are open and subject to audit. The Company believes that any adjustment that might be required for open years will not have a material effect on the Company's consolidated financial statements.

7.  CONTINGENCIES AND GUARANTEES

      CONTINGENCIES

      LITIGATION

      Regulatory bodies have contacted the Company and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial services companies as part of industry-wide investigations by various regulatory agencies. The Company is fully cooperating with regard to these information requests and investigations. It is possible that additional requests for information and/or investigations may be commenced. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on the Company's financial position.

      MetLife, the parent of the Company, has received a number of subpoenas and other requests from the Office of the Attorney General of the State of New York seeking information regarding and relating to compensation agreements between insurance brokers and MetLife and its affiliates. MetLife also has received subpoenas, including sets of interrogatories, from the Office of the Attorney General of the State of Connecticut seeking similar information and documents. MetLife also has received a Civil Investigative Demand from the Office of the Attorney General for the State of Massachusetts seeking information and documents concerning bids and quotes that the Company submitted to potential customers in Massachusetts, the identity of agents, brokers, and producers to whom the Company submitted such bids or quotes, and communications with a certain broker. MetLife has received two subpoenas from the District Attorney of the County of San Diego, California. The subpoenas seek numerous documents including incentive agreements entered into with brokers. The Florida Department of Financial Services and the Florida Office of Insurance Regulation also have served subpoenas on MetLife asking for answers to interrogatories and document requests concerning topics that include compensation paid to intermediaries. The Office of the Attorney General for the State of Florida has also served a subpoena on MetLife seeking, among other things, copies of materials produced in response to the subpoenas discussed above. MetLife has received a subpoena from the Office of the U.S. Attorney for the Southern District of California asking for documents regarding the insurance broker, Universal Life Resources. The Insurance Commissioner of Oklahoma has served a subpoena, including a set of interrogatories, on MetLife seeking, among other things, documents and information concerning the compensation of insurance producers for insurance covering Oklahoma entities and persons. The Ohio Department of Insurance has requested documents from MetLife regarding a broker and certain Ohio public entity groups. Other insurance regulators have sent requests for information and documents to MetLife or its affiliates relating to broker

                METLIFE INVESTORS INSURANCE COMPANY AND SUBSIDIARIES
                    (a wholly-owned subsidiary of MetLife, Inc.)
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

      compensation. MetLife continues to cooperate fully with these inquiries and is responding to the subpoenas and other requests. MetLife is continuing to conduct an internal review of its commission payment practices. It is possible that additional requests for information and/or investigations may be commenced.

      Various litigation, claims and assessments against the Company, in addition to those discussed above and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

      SUMMARY

      It is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses. In some of the matters referred to above, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's consolidated financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated net income or cash flows in particular annual periods.

      INSOLVENCY ASSESSMENTS

      Most of the jurisdictions in which the Company is admitted to transact business require life insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. Assessments levied against the Company were less than $1 million for the years ended December 31, 2005, 2004 and 2003. The Company maintained a liability of $12 million, and a related asset for premium tax offsets of less than $1 million, at December 31, 2005 for undiscounted future assessments in respect of currently impaired, insolvent or failed insurers.

      GUARANTEES

      In the course of its business, the Company may provide certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company may

                METLIFE INVESTORS INSURANCE COMPANY AND SUBSIDIARIES
                    (a wholly-owned subsidiary of MetLife, Inc.)
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

      provide indemnities and guarantees, including those related to tax, environmental and other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company may provide indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount due under these guarantees in the future.

      In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies other of its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount due under these indemnities in the future.

      The Company's recorded liability at December 31, 2005 and 2004 for indemnities, guarantees and commitments is insignificant.

8.  EQUITY

      DIVIDEND RESTRICTIONS

      Under the Missouri Insurance Law, MLIIC is permitted, without prior insurance regulatory clearance, to pay the greater of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year, or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). However, dividends may only be paid from positive balances in statutory unassigned funds. Since MLIIC's statutory unassigned funds surplus is less than zero, no dividends are permissible in 2006 without prior approval of the insurance commissioner.

      There were no capital contributions received in 2005. MLIIC received cash capital contributions of $110 million from MetLife in 2004 and $56 million from COVA in 2003.

      STATUTORY EQUITY AND INCOME

      MLIIC's state of domicile imposes minimum risk-based capital requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified

                METLIFE INVESTORS INSURANCE COMPANY AND SUBSIDIARIES
                    (a wholly-owned subsidiary of MetLife, Inc.)
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

      within certain levels, each of which requires specified corrective action. MLIIC exceeded the minimum risk-based capital requirements for all periods presented herein.

      The NAIC adopted the Codification of Statutory Accounting Principles ("Codification") in 2001. Codification was intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. The Missouri State Department of Insurance ("Department") has adopted codification with certain modifications for the preparation of statutory financial statements of insurance companies domiciled in Missouri. Modifications by state insurance departments may impact the effect of Codification on the statutory capital and surplus of MLIIC.

      Statutory accounting practices differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis.

      Statutory net income (loss) of MLIIC, a Missouri domiciled insurer, was $1 million, ($168) million and $40 million for the years ended
      December 31, 2005, 2004 and 2003, respectively. Statutory capital and surplus, as filed with the Department, was $175 million and $182 million at December 31, 2005 and 2004, respectively.

      OTHER COMPREHENSIVE INCOME

      The following table sets forth the reclassification adjustments required for the years ended December 31, 2005, 2004 and 2003 in other comprehensive income (loss) that are included as part of net income
      (loss) for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                                YEARS ENDED DECEMBER 31,
                                                                -----------------------
                                                                2005     2004    2003
                                                                ----     ----    ----
                                                                  (IN MILLIONS)
Holding losses on investments arising during the year           $(38)    $(40)   $ (5)
Income tax effect of holding losses                               13       14       2
Reclassification adjustments:
  Recognized holding (gains) losses included in current year
    income                                                         4      (27)     23
  Amortization of premiums and accretion of and discounts
    associated with investments                                    9       13      10
  Income tax effect                                               (5)       5     (11)
Allocation of holding gains (losses) on investments relating to
  other policyholder amounts                                      10       29      (7)
Income tax effect of allocation of holding gains (losses) to
  other policyholder amounts                                      (3)     (10)      2
Unrealized investment gains of subsidiary at date of sale          -        2       -
Deferred income taxes on unrealized investment gains of
  subsidiary at date of sale                                       -       (1)      -
                                                                 ----     ----    ----
Other comprehensive income (loss)                               $(10)    $(15)   $ 14
                                                                 ====     ====    ====

                METLIFE INVESTORS INSURANCE COMPANY AND SUBSIDIARIES
                    (a wholly-owned subsidiary of MetLife, Inc.)
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


9.  OTHER EXPENSES

      Other expenses were comprised of the following:

                                             YEARS ENDED DECEMBER 31,
                                             -----------------------
                                             2005     2004     2003
                                             ----     -----   -----
                                                (IN MILLIONS)
                Compensation                 $  1    $   1    $   1
                Commissions                    71      115      122
                Amortization of DAC and VOBA   37       49       33
                Capitalization of DAC         (66)    (126)    (132)
                Other                          60       60       56
                                              ----    -----   -----
                  Total other expenses       $103    $  99    $  80
                                              ====    =====   =====

10. FAIR VALUE INFORMATION

      The estimated fair values of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

      Amounts related to the Company's financial instruments were as follows:

                                                               CARRYING ESTIMATED
DECEMBER 31, 2005                                               VALUE   FAIR VALUE
-----------------                                              -------- ----------
                                                                  (IN MILLIONS)
ASSETS:
  Fixed maturities                                              $2,348    $2,348
  Equity securities                                             $    1    $    1
  Mortgage loans on real estate                                 $   65    $   65
  Policy loans                                                  $   28    $   28
  Short-term investments                                        $   79    $   79
  Cash and cash equivalents                                     $   17    $   17
LIABILITIES:
  Policyholder account balances                                 $2,630    $2,516
  Payables for collateral under securities loaned transactions  $  508    $  508

                METLIFE INVESTORS INSURANCE COMPANY AND SUBSIDIARIES
                    (a wholly-owned subsidiary of MetLife, Inc.)
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                                        ESTIMATED
                                                               CARRYING   FAIR
DECEMBER 31, 2004                                               VALUE     VALUE
-----------------                                              -------- ---------
                                                                 (IN MILLIONS)
ASSETS:
  Fixed maturities                                              $2,189   $2,189
  Equity securities                                             $    1   $    1
  Mortgage loans on real estate                                 $  130   $  136
  Policy loans                                                  $   28   $   28
  Short-term investments                                        $  103   $  103
  Cash and cash equivalents                                     $  174   $  174
LIABILITIES:
  Policyholder account balances                                 $2,763   $2,710
  Payables for collateral under securities loaned transactions  $  487   $  487

      The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

      FIXED MATURITIES AND EQUITY SECURITIES

      The fair value of fixed maturities and equity securities are based upon quotations published by applicable stock exchanges or received from other reliable sources. For securities for which the market values were not readily available, fair values were estimated using quoted market prices of comparable investments.

      MORTGAGE LOANS ON REAL ESTATE

      Fair values for mortgage loans on real estate are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk.

      POLICY LOANS

      The carrying values for policy loans approximate fair value.

      CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

      The carrying values for cash and cash equivalents and short-term investments approximated fair values due to the short-term maturities of these instruments.

                METLIFE INVESTORS INSURANCE COMPANY AND SUBSIDIARIES
                    (a wholly-owned subsidiary of MetLife, Inc.)
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


      POLICYHOLDER ACCOUNT BALANCES

      The fair value of policyholder account balances which have final contractual maturities are estimated by discounting expected future cash flows based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued. The fair value of policyholder account balances without final contractual maturities are assumed to equal their current net surrender value.

      PAYABLES FOR COLLATERAL UNDER SECURITIES LOANED TRANSACTIONS

      The carrying values of payables under securities loaned transactions approximate fair value.

      DERIVATIVE FINANCIAL INSTRUMENTS

      The fair value of derivative instruments are based upon quotations obtained from dealers or other reliable sources. See Note 3 for derivative fair value disclosures.

11. RELATED PARTY TRANSACTIONS

      The Company is a party to a service agreement with its affiliate, Metropolitan Life, that provides for a broad range of services to be rendered. Metropolitan Life provides management services, employees, policy administration functions and investment advice necessary to conduct the activities of the Company. Services are requested by the Company as deemed necessary for its business and investment operations. The agreement involves a cost allocation arrangement, under which the Company pays for all expenses, direct and indirect, reasonably and equitably determined to be attributable to the services provided. MetLife Investors Group, Inc. ("MLIG") and MetLife Investors Distribution Company, provide distribution services to the Company. Expenses charged to the Company for these distribution services are limited to amounts that effectively equal pricing expense levels. This results in residual expenses reflected in the results of MLIG. Expenses and fees paid to affiliated companies in 2005, 2004 and 2003 by the Company, recorded in other expenses were $49 million, $53 million and $47 million, respectively.

      At December 31, 2005 and 2004, amounts due to/(from) affiliates of approximately ($19) million and ($13) million, respectively, relate primarily to Met Investors Advisory, LLC, FMLI, and MetLife Investors Distribution Company.

      Since the Company is a member of a controlled group of affiliated companies its results may not be indicative of those of a stand-alone entity.

      As of December 31, 2005 and 2004, respectively, the Company held $76 million and $103 million of its total invested assets in the MetLife Intermediate Income Pool which is an affiliated partnership. These amounts are recorded as short-term investments on the consolidated balance sheets of the Company.

                METLIFE INVESTORS INSURANCE COMPANY AND SUBSIDIARIES
                    (a wholly-owned subsidiary of MetLife, Inc.)
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


      In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. The Company did not transfer assets for the year ended December 31, 2005. The Company transferred assets with a cost or amortized cost and fair market value of $256 million and $288 million, respectively, for the year ended December 31, 2004. The realized capital gains (losses) recognized on these transfers was $32 million for the year ended December 31, 2004. There were no significant realized capital gains (losses) recognized on transfers for the year ended December 31, 2003. The Company purchased assets from affiliates with a fair market value of $4 million and $0 million for the years ended December 31, 2005 and 2004, respectively.

12. SUBSEQUENT EVENT

      Regulatory approval has been received for the merger of MLIICCA into the Company. This transaction is expected to occur on or about November 9, 2006.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

       CONSOLIDATED FINANCIAL STATEMENTS DECEMBER 31, 2005, 2004 AND 2003
                                      AND
            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholder of
General American Life Insurance Company

     We have audited the accompanying consolidated balance sheets of General American Life Insurance Company and subsidiaries (the "Company") as of December 31, 2005 and 2004, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2005. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of General American Life Insurance Company and subsidiaries at December 31, 2005 and 2004, and the consolidated results of their operations and their consolidated cash flows for each of the three years in the period ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

     As discussed in Note 1, the Company changed its method of accounting for certain non-traditional long duration contracts and separate accounts, and for embedded derivatives in certain insurance products as required by new accounting guidance which became effective on January 1, 2004 and October 1, 2003, respectively, and recorded the impact as a cumulative effect of a change in accounting principle.

DELOITTE & TOUCHE LLP

Certified Public Accountants
Tampa, Florida
April 25, 2006
(July 20, 2006 as to Note 17)

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2005 AND 2004
                 (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)

                                                               2005      2004
                                                              -------   -------
ASSETS
Investments:
  Fixed maturities available-for-sale, at fair value
     (amortized cost: $14,089 and $13,064, respectively)....  $15,086   $13,912
  Equity securities, at fair value (cost: $199 and $172,
     respectively)..........................................      201       178
  Mortgage loans on real estate.............................      896     1,090
  Policy loans..............................................    2,645     2,625
  Real estate and real estate joint ventures
     held-for-investment....................................       54        60
  Other limited partnership interests.......................       27        34
  Short-term investments....................................      153        86
  Other invested assets.....................................    3,391     2,846
                                                              -------   -------
          Total investments.................................   22,453    20,831
Cash and cash equivalents...................................      268       372
Accrued investment income...................................      169       165
Premiums and other receivables..............................    2,762     2,032
Deferred policy acquisition costs and value of business
  acquired..................................................    3,139     3,265
Other assets................................................      332       333
Separate account assets.....................................    2,783     3,068
                                                              -------   -------
          Total assets......................................  $31,906   $30,066
                                                              =======   =======

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Future policy benefits....................................  $ 9,539   $ 8,897
  Policyholder account balances.............................    9,880     9,076
  Other policyholder funds..................................    1,903     1,827
  Policyholder dividends payable............................      106       113
  Long-term debt............................................      900       506
  Shares subject to mandatory redemption....................      159       158
  Current income taxes payable..............................       11        28
  Deferred income taxes payable.............................      696       635
  Payables for collateral under securities loaned and other
     transactions...........................................    1,383     1,461
  Other liabilities.........................................    1,683     1,635
  Separate account liabilities..............................    2,783     3,068
                                                              -------   -------
          Total liabilities.................................   29,043    27,404
                                                              -------   -------
Stockholder's Equity:
  Common stock, par value $1.00 per share; 5,000,000 shares
     authorized; 3,000,000 shares issued and outstanding....        3         3
  Additional paid-in capital................................    1,836     1,843
  Retained earnings.........................................      556       428
  Accumulated other comprehensive income....................      468       388
                                                              -------   -------
          Total stockholder's equity........................    2,863     2,662
                                                              -------   -------
          Total liabilities and stockholder's equity........  $31,906   $30,066
                                                              =======   =======

          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                       CONSOLIDATED STATEMENTS OF INCOME
              FOR THE YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003
                                 (IN MILLIONS)

                                                               2005     2004     2003
                                                              ------   ------   ------
REVENUES
Premiums....................................................  $4,179   $3,713   $3,038
Universal life and investment-type product policy fees......     149      293      272
Net investment income.......................................   1,171    1,131    1,003
Other revenues..............................................      57       43       73
Net investment gains........................................      57       74       40
                                                              ------   ------   ------
          Total revenues....................................   5,613    5,254    4,426
                                                              ------   ------   ------
EXPENSES
Policyholder benefits and claims............................   3,714    3,203    2,645
Interest credited to policyholder account balances..........     374      400      361
Policyholder dividends......................................     171      173      198
Other expenses..............................................   1,147    1,256    1,073
                                                              ------   ------   ------
          Total expenses....................................   5,406    5,032    4,277
                                                              ------   ------   ------
Income from continuing operations before provision for
  income taxes..............................................     207      222      149
Provision for income taxes..................................      66       73       46
                                                              ------   ------   ------
Income from continuing operations...........................     141      149      103
Income (losses) from discontinued operations, net of income
  taxes.....................................................      --        1       (1)
                                                              ------   ------   ------
Income before cumulative effect of a change in accounting,
  net of income taxes.......................................     141      150      102
Cumulative effect of a change in accounting, net of income
  taxes.....................................................      --       15        1
                                                              ------   ------   ------
Net income..................................................  $  141   $  165   $  103
                                                              ======   ======   ======

          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003
                                 (IN MILLIONS)

                                                                                ACCUMULATED OTHER COMPREHENSIVE INCOME
                                                                               -----------------------------------------
                                                                                                  FOREIGN      MINIMUM
                                                       ADDITIONAL              NET UNREALIZED    CURRENCY      PENSION
                                  PREFERRED   COMMON    PAID-IN     RETAINED     INVESTMENT     TRANSLATION   LIABILITY
                                    STOCK     STOCK     CAPITAL     EARNINGS   GAINS (LOSSES)   ADJUSTMENT    ADJUSTMENT   TOTAL
                                  ---------   ------   ----------   --------   --------------   -----------   ----------   ------
Balance at January 1, 2003......    $ --        $3       $1,594       $207          $177            $(1)         $--       $1,980
  Issuance of preferred stock by
    subsidiary to the parent....      93                                                                                       93
  Issuance of shares by
    subsidiary..................                             24                                                                24
  Capital contribution..........                            131                                                               131
  Return of capital.............                             (3)                                                               (3)
  Dividends on common stock.....                                        (1)                                                    (1)
Comprehensive income (loss):
  Net income....................                                       103                                                    103
  Other comprehensive income
    (loss):
    Unrealized investment gains
      (losses), net of related
      offsets, reclassification
      adjustments and income
      taxes.....................                                                      72                                       72
    Foreign currency translation
      adjustments...............                                                                     25                        25
    Minimum pension liability
      adjustment................                                                                                  (5)          (5)
                                                                                                                           ------
    Other comprehensive income
      (loss)....................                                                                                               92
                                                                                                                           ------
  Comprehensive income (loss)...                                                                                              195
                                    ----        --       ------       ----          ----            ---          ---       ------
Balance at December 31, 2003....      93         3        1,746        309           249             24           (5)       2,419
  Contribution of preferred
    stock by parent to
    subsidiary and retirement
    thereof.....................     (93)                                                                                     (93)
  Issuance of shares by
    subsidiary..................                              4                                                                 4
  Capital contribution..........                             93                                                                93
  Dividends on common stock.....                                       (40)                                                   (40)
  Dividends on preferred
    stock.......................                                        (6)                                                    (6)
Comprehensive income (loss):
  Net income....................                                       165                                                    165
  Other comprehensive income
    (loss):
    Unrealized investment gains
      (losses), net of related
      offsets, reclassification
      adjustments and income
      taxes.....................                                                     107                                      107
    Foreign currency translation
      adjustments...............                                                                     14                        14
    Minimum pension liability
      adjustment................                                                                                  (1)          (1)
                                                                                                                           ------
    Other comprehensive income
      (loss)....................                                                                                              120
                                                                                                                           ------
  Comprehensive income (loss)...                                                                                              285
                                    ----        --       ------       ----          ----            ---          ---       ------
Balance at December 31, 2004....      --         3        1,843        428           356             38           (6)       2,662
Sale of subsidiary..............                              7                                                                 7
Dividends on common stock.......                                       (13)                                                   (13)
Comprehensive income (loss):
Equity transactions of majority
  owned subsidiary..............                            (14)                                                              (14)
  Net income....................                                       141                                                    141
  Other comprehensive income
    (loss):
    Unrealized investment gains
      (losses), net of related
      offsets, reclassification
      adjustments and income
      taxes.....................                                                      75                                       75
  Foreign currency translation
    adjustments.................                                                                      3                         3
  Minimum pension liability
    adjustment..................                                                                                   2            2
                                                                                                                           ------
    Other comprehensive income
      (loss)....................                                                                                               80
                                                                                                                           ------
  Comprehensive income (loss)...                                                                                              221
                                    ----        --       ------       ----          ----            ---          ---       ------
Balance at December 31, 2005....    $ --        $3       $1,836       $556          $431            $41          $(4)      $2,863
                                    ====        ==       ======       ====          ====            ===          ===       ======

          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003
                                 (IN MILLIONS)

                                                               2005      2004      2003
                                                              -------   -------   -------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income..................................................  $   141   $   165   $   103
Adjustments to reconcile net income to net cash provided by
  operating activities:
     Depreciation and amortization expenses.................       12        14        16
     Amortization of premiums and accretion of discounts
       associated with investments, net.....................      (11)      (17)      (50)
     (Gains) losses from sales of investments and business,
       net..................................................      (57)      (75)      (39)
     Interest credited to policyholder account balances.....      374       400       361
     Universal life and investment-type product policy
       fees.................................................     (149)     (293)     (272)
     Change in premiums and other receivables...............      (25)      151      (397)
     Change in deferred policy acquisitions costs, net......     (219)     (551)     (818)
     Change in insurance related liabilities................      874       722     1,785
     Change in income taxes payable.........................      (14)       90        65
     Change in other assets.................................      (99)       14        46
     Change in other liabilities............................       52       173       171
     Other, net.............................................       (2)      (16)      (10)
                                                              -------   -------   -------
Net cash provided by operating activities...................      877       777       961
                                                              -------   -------   -------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
     Fixed maturities.......................................    5,353     5,411     5,439
     Equity securities......................................       --        16         5
     Mortgage loans on real estate..........................      194        90       167
     Real estate and real estate joint ventures.............        6        19        33
     Other limited partnership interests....................        2        --        --
  Purchases of:
     Fixed maturities.......................................   (6,686)   (6,783)   (7,404)
     Equity securities......................................      (28)      (29)      (39)
     Mortgage loans on real estate..........................      (38)     (223)     (284)
     Real estate and real estate joint ventures.............       (1)       (2)       (2)
     Other limited partnership interests....................       --        (1)       (1)
  Net change in short-term investments......................      (67)        4        18
  Proceeds from sales of businesses.........................       37        --        --
  Net change in other invested assets.......................     (521)     (572)     (711)
  Other, net................................................      (18)      (52)      (90)
                                                              -------   -------   -------
Net cash used in investing activities.......................  $(1,767)  $(2,122)  $(2,869)
                                                              -------   -------   -------

          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

              FOR THE YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003
                                 (IN MILLIONS)

                                                               2005     2004      2003
                                                              ------   -------   -------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits...............................................   1,424     2,245     2,015
     Withdrawals............................................    (953)   (1,139)   (1,092)
  Net change in payables for collateral under securities
     loaned and other transactions..........................     (78)      282       500
  Net change in short-term debt.............................      --        --       (19)
  Long-term debt issued.....................................     397         8        70
  Long-term debt repaid.....................................      (3)       (4)       --
  Sale of subsidiary........................................       7        --        --
  Proceeds from offering of common stock by subsidiary,
     net....................................................      --        --       398
  Dividends on preferred stock..............................      --        (7)       --
  Dividends on common stock.................................     (13)      (40)       (1)
  Other, net................................................       5         3         8
                                                              ------   -------   -------
Net cash provided by financing activities...................     786     1,348     1,879
                                                              ------   -------   -------
Change in cash and cash equivalents.........................    (104)        3       (29)
Cash and cash equivalents, beginning of year................     372       369       398
                                                              ------   -------   -------
CASH AND CASH EQUIVALENTS, END OF YEAR......................  $  268   $   372   $   369
                                                              ======   =======   =======
Supplemental disclosures of cash flow information:
  Net cash paid during the year for:
     Interest...............................................  $   48   $    49   $     5
                                                              ======   =======   =======
     Income taxes...........................................  $  143   $    36   $    42
                                                              ======   =======   =======
  Non-cash transactions during the year:
     Real estate acquired in satisfaction of debt...........  $   --   $    --   $    13
                                                              ======   =======   =======
     Transfer from funds withheld at interest to fixed
       maturities...........................................  $   --   $   606   $    --
                                                              ======   =======   =======
     Non-cash capital contribution from parent..............  $   --   $    93   $   131
                                                              ======   =======   =======

          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF ACCOUNTING POLICIES

BUSINESS

     General American Life Insurance Company ("General American") and its subsidiaries (the "Company"), is a wholly owned subsidiary of GenAmerica Financial, LLC ("GenAmerica" or the "Holding Company"). General American is a Missouri corporation incorporated in 1933. In December 2004, GenAmerica Financial Corporation, the former parent of the Company, was merged into GenAmerica Financial, LLC, a subsidiary of Metropolitan Life Insurance Company ("Metropolitan Life"). Metropolitan Life is a wholly owned subsidiary of MetLife, Inc. ("MetLife").

     The Company provides insurance and financial services to individual and institutional customers. The Company offers life insurance and annuities to individuals, group insurance and reinsurance. The Company distributes its products and services primarily through a nationwide network of general agencies and independent brokers. The Company is licensed to conduct business in fifty states, ten Canadian provinces, Puerto Rico, and the District of Columbia. Through its subsidiaries, the Company has operations in Europe, Pacific Rim countries, Latin America, Africa and Australia.

BASIS OF PRESENTATION

     The accompanying consolidated financial statements include the accounts of General American, Reinsurance Group of America ("RGA") and Paragon Life Insurance Company ("Paragon"). Intercompany accounts and transactions have been eliminated.

     The Company owned approximately 53% of RGA in 2005 and 52% in 2004 and 2003. See Note 9.

     The Company uses the equity method of accounting for investments in equity securities in which it has more than a 20% interest and for real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than minor influence over the partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the partnership's operations.

     Minority interest related to consolidated entities included in other liabilities was $1,200 million and $1,096 million at December 31, 2005 and 2004, respectively.

     Certain amounts in the prior year periods' consolidated financial statements have been reclassified to conform with the 2005 presentation. Such reclassifications include $282 million and $500 million relating to the net change in payables for collateral under securities loaned and other transactions was reclassified from cash flows from investing activities to cash flows from financing activities on the consolidated statements of cash flows for the years ended December 31, 2004 and 2003, respectively.

SUMMARY OF CRITICAL ACCOUNTING ESTIMATES

     The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. The most critical estimates include those used in determining: (i) investment impairments; (ii) the fair value of investments in the absence of quoted market values; (iii) application of the consolidation rules to certain investments; (iv) the fair value of and accounting for derivatives; (v) the capitalization and amortization of deferred policy acquisition costs ("DAC") including value of business acquired ("VOBA"); (vi) the liability for future policyholder benefits; (vii) the liability for litigation and regulatory matters; and (viii) accounting for reinsurance transactions. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from these estimates.

Investments

     The Company's principal investments are in fixed maturities, equity securities and mortgage loans on real estate, all of which are exposed to three primary sources of investment risk: credit, interest rate and market valuation. The financial statement risks are those associated with the recognition of impairments and income, as well as the determination of fair values. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the market value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) the Company's ability and intent to hold the security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost or amortized cost; (vii) unfavorable changes in forecasted cash flows on asset-backed securities; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies. In addition, the earnings on certain investments are dependent upon market conditions, which could result in prepayments and changes in amounts to be earned due to changing interest rates or equity markets. The determination of fair values in the absence of quoted market values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts. In addition, the Company enters into certain structured investment transactions, real estate joint ventures and limited partnerships for which the Company may be deemed to be the primary beneficiary and therefore, may be required to consolidate such investments. The accounting rules for the determination of the primary beneficiary are complex and require evaluation of the contractual rights and obligations associated with each party involved in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party.

Derivatives

     The Company enters into freestanding derivative transactions primarily to manage the risk associated with variability in cash flows or changes in fair values related to the Company's financial assets and liabilities. The Company can also purchase investment securities, issue certain insurance policies and engage in certain reinsurance contracts that have embedded derivatives. The associated financial statement risk is the volatility in net income which can result from (i) changes in fair value of derivatives not qualifying as accounting hedges; (ii) ineffectiveness of designated hedges; and (iii) counterparty default. In addition, there is a risk that embedded derivatives requiring bifurcation are not identified and reported at fair value in the consolidated financial statements. Accounting for derivatives is complex, as evidenced by significant authoritative interpretations of the primary accounting standards which continue to evolve, as well as the significant judgments and estimates involved in determining fair value in the absence of quoted market values. These estimates are based on valuation methodologies and assumptions deemed appropriate under the circumstances. Such assumptions include estimated volatility and interest rates used in the determination of fair value where quoted market values are not available. The use of different assumptions may have a material effect on the estimated fair value amounts.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Deferred Policy Acquisition Costs and Value of Business Acquired

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. These costs, which vary with and are primarily related to the production of that business, are deferred. The recovery of DAC and VOBA is dependent upon the future profitability of the related business. The amount of future profit is dependent principally on investment returns in excess of the amounts credited to policyholders, mortality, morbidity, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns are most likely to impact the rate of amortization of such costs. The aforementioned factors enter into management's estimates of gross margins and profits, which generally are used to amortize such costs. VOBA reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the insurance and annuity contracts in force at the acquisition date. VOBA is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. Revisions to estimates result in changes to the amounts expensed in the reporting period in which the revisions are made and could result in the impairment of the asset and a charge to income if estimated future gross margins and profits are less than amounts deferred. In addition, the Company utilizes the reversion to the mean assumption, a common industry practice, in its determination of the amortization of DAC and VOBA. This practice assumes that the expectation for long-term appreciation in equity markets is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred.

Liability for Future Policy Benefits

     The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, expenses, persistency, investment returns and inflation. Utilizing these assumptions, liabilities are established on a block of business basis.

     Differences between actual experience and the assumptions used in pricing these policies and in the establishment of liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

Reinsurance

     The Company enters into reinsurance transactions as both a provider and a purchaser of reinsurance. Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously. Additionally, for each of its reinsurance contracts, the Company must determine if the contract provides indemnification against loss or liability relating to insurance risk, in accordance with applicable accounting standards. The Company must review all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims. If the Company determines that a reinsurance contract does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the contract using the deposit method of accounting.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Litigation

     The Company is a party to a number of legal actions and regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's consolidated financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities related to certain lawsuits are especially difficult to estimate due to the limitation of available data and uncertainty regarding numerous variables used to determine amounts recorded. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. The review includes senior legal and financial personnel. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

SIGNIFICANT ACCOUNTING POLICIES

Investments

     The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other-than-temporary in the period in which the determination is made. These adjustments are recorded as investment losses. The assessment of whether such impairment has occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors, as described in "Summary of Critical Accounting Estimates--Investments," about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential.

     The Company's review of its fixed maturity and equity securities for impairments also includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

     Investment gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis. Amortization of premium and accretion of discount on fixed maturity securities are recorded using the effective interest method.

     Mortgage loans on real estate are stated at amortized cost, net of valuation allowances. Loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Valuation allowances are established for the excess carrying value of the mortgage loan over the present value of expected future cash flows discounted at the loan's original effective interest rate, the value of the loan's collateral or the loan's market value if the loan is being sold. The Company also establishes allowances for loan loss when a loss contingency exists for pools of loans with similar characteristics, for example, mortgage loans based on similar property types and loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Changes in valuation allowances are included in net investment gains and losses. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or where the

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES collection of interest is not considered probable. Cash receipts on impaired loans are recorded as a reduction of the recorded investment.

     Real estate and real estate joint ventures held-for-investment, including related improvements, are stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Once the Company identifies a property that is expected to be sold within one year and commences a firm plan for marketing the property, the Company, if applicable, classifies the property as held-for-sale and reports the related net investment income and any resulting investment gains and losses as discontinued operations. Real estate and real estate joint ventures held-for-sale are stated at the lower of depreciated cost or fair value less expected disposition costs. Real estate is not depreciated while it is classified as held-for-sale. Cost of real estate and real estate joint ventures held-for-investment is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. Impaired real estate is written down to estimated fair value with the impairment loss being included in net investment gains and losses. Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired upon foreclosure of commercial and agricultural mortgage loans is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

     Policy loans are stated at unpaid principal balances.

     Short-term investments are stated at amortized cost, which approximates fair value.

     Other invested assets consist principally of funds withheld at interest. Funds withheld represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements. For agreements written on a modified coinsurance basis and certain agreements written on a coinsurance basis, assets supporting the reinsured policies and equal to the net statutory reserves are withheld and continue to be legally owned by the ceding companies. Other invested assets also includes derivative revaluation gains and the fair value of embedded derivatives related to funds withheld and modified coinsurance contracts. The Company recognizes interest on funds withheld in accordance with the treaty terms as investment income is earned on the assets supporting the reinsured policies. Interest on funds withheld is reported in net investment income in the consolidated financial statements.

     The Company participates in structured investment transactions, primarily structured notes. These transactions enhance the Company's total return on its investment portfolio principally by providing equity-based returns on debt securities through structured notes and similar instruments.

Derivative Financial Instruments

     Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, or other financial indices. Derivatives may be exchange traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps and forwards, to manage its various risks. Additionally, the Company can enter into income generation and replication derivatives as permitted by its insurance Derivatives Use Plan. Freestanding derivatives are carried on the Company's consolidated balance sheets either as assets within other invested assets or as liabilities within other liabilities at fair value as determined by quoted market prices or through the use of pricing models. Values can be affected by changes in interest rates, foreign exchange rates, financial indices, credit spreads, market volatility, and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models. If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting pursuant to Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities("SFAS 133"), as amended, changes in the fair value of the derivative are reported in net investment gains (losses).

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (i) a hedge of the fair value of a recognized asset or liability or an unrecognized firm commitment

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

("fair value hedge"); (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"); or (iii) a hedge of a net investment in a foreign operation. In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship.

     Under a fair value hedge, changes in the fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the fair value of the hedged item related to the designated risk being hedged, are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item.

     Under a cash flow hedge, changes in the fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholder's equity, and the deferred gains or losses on the derivative are reclassified into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item.

     In a hedge of a net investment in a foreign operation, changes in the fair value of the hedging derivative that are measured as effective are reported within other comprehensive income (loss) consistent with the translation adjustment for the hedged net investment in the foreign operation. Changes in the fair value of the hedging instrument measured as ineffective are reported within net investment gains (losses). The Company had no hedges of net investments in foreign operations during the years ended December 31, 2005, 2004 and 2003.

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; (iv) a hedged firm commitment no longer meets the definition of a firm commitment; or (v) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the fair value or cash flows of a hedged item, the derivative continues to be carried on the consolidated balance sheets at its fair value, with changes in fair value recognized currently in net investment gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur by the end of the specified time period or the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the consolidated balance sheets at its fair value, with changes in fair value recognized currently in net investment gains (losses). Any asset or liability associated with a recognized firm commitment is derecognized from the consolidated balance sheets, and recorded currently in net investment

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in net investment gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value on the consolidated balance sheets, with changes in its fair value recognized in the current period as net investment gains (losses).

     The Company is also a party to financial instruments that contain terms which are deemed to be embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated under SFAS 133. If the instrument would not be accounted for in its entirety at fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried on the consolidated balance sheets at fair value with the host contract and changes in their fair value are reported currently in net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the consolidated balance sheets at fair value, with changes in fair value recognized in the current period in net investment gains (losses).

Cash and Cash Equivalents

     The Company considers all highly liquid investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents.

Property, Equipment, Leasehold Improvements and Computer Software

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets, as appropriate. The estimated life for company occupied real estate property is generally forty years. Estimated lives generally range from five to ten years for leasehold improvements and three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $99 million and $110 million at December 31, 2005 and 2004, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $65 million and $69 million at December 31, 2005 and 2004, respectively. Related depreciation and amortization expense was $7 million, $6 million and $9 million for the years ended December 31, 2005, 2004 and 2003, respectively.

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $57 million and $52 million at December 31, 2005 and 2004, respectively. Accumulated amortization of capitalized software was $30 million and $21 million at December 31, 2005 and 2004, respectively. Related amortization expense was $11 million, $8 million and $6 million for the years ended December 31, 2005, 2004 and 2003, respectively.

Deferred Policy Acquisition Costs and Value of Business Acquired

     DAC represents the deferred costs of acquiring new and renewal insurance business, which varies with, and is primarily related to, the production of that business. Such costs consist principally of commissions and agency and policy issue expenses. VOBA represents the present value of estimated future profits to be generated from existing insurance contracts in-force at the date of acquisition.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     DAC is amortized with interest over the expected life of the contract for participating traditional life, universal life and investment-type products. Generally, DAC and VOBA are amortized in proportion to the present value of estimated gross margins or profits from investment, mortality, expense margins and surrender charges. Interest rates used to compute the present value of estimated gross margins and profits are based on rates in effect at the inception or acquisition of the contracts.

     Actual gross margins or profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management utilizes the reversion to the mean assumption, a common industry practice, in its determination of the amortization of DAC and VOBA. This practice assumes that the expectation for long-term equity investment appreciation is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred. Management periodically updates these estimates and evaluates the recoverability of DAC and VOBA. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

     DAC and VOBA for non-participating traditional life, non-medical health and annuity policies with life contingencies is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance or acquisition and are consistently applied during the lives of the contracts. Deviations from estimated experience are included in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

     Policy acquisition costs related to internally replaced contracts are expensed at the date of replacement.

Goodwill

     Goodwill is the excess of cost over the fair value of net assets acquired and is included in other assets. Changes in goodwill are as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                               2005     2004     2003
                                                              ------   ------   ------
                                                                   (IN MILLIONS)
Balance, beginning of year..................................   $134     $137     $153
Dispositions and other......................................     --       (3)     (16)
                                                               ----     ----     ----
Balance, end of year........................................   $134     $134     $137
                                                               ====     ====     ====

     Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment. If the carrying value of goodwill exceeds its fair value, the excess is recognized as an impairment and recorded as a charge against net income. The fair values are determined using a market multiple or a discounted cash flow model.

Liability for Future Policy Benefits and Policyholder Account Balances

     Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 3% to 6%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts), and (ii) the liability for terminal dividends.

     Future policy benefits for non-participating traditional life insurance policies are equal to the aggregate of the present value of future benefit payments and related expenses less the present value of future net premiums.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rates for the aggregate future policy benefit liabilities range from 5% to 7%.

     Participating business represented approximately 21% and 23% of the Company's life insurance in-force, and 41% and 45% of the number of life insurance policies in-force, at December 31, 2005 and 2004, respectively. Participating policies represented approximately 97%, 92% and 92% of gross life insurance premiums for the years ended December 31, 2005, 2004 and 2003, respectively. The percentages indicated are calculated excluding the business of RGA.

     Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 4% to 11%.

     Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rates used in establishing such liabilities range from 3% to 6%.

     Policyholder account balances relate to investment-type contracts and universal life-type policies. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. Policyholder account balances are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest, ranging from 4% to 8%, less expenses, mortality charges, and withdrawals.

     Guaranteed annuitization benefit liabilities are determined by estimating the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates a percentage of the potential annuitizations that may be elected by the contractholder.

     Liabilities for universal and variable life secondary guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary liabilities are consistent with those used for amortizing DAC. The assumptions of investment performance and volatility for variable products are consistent with historical Standard & Poor's 500 Index ("S&P") experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

Other Policyholder Funds

     Other policyholder funds includes policy and contract claims and unearned policy and contract fees.

Recognition of Insurance Revenue and Related Benefits

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Premiums related to disability contracts are recognized on a pro rata basis over the applicable contract term.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges. Separate account investment management and advisory fees are also included in universal life and investment-type product income. Such revenues are recognized in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

Other Revenues

     Other revenues include advisory fees, broker/dealer commissions and fees and administrative service fees. Such fees and commissions are recognized in the period in which services are performed. Other revenues also include changes in account value relating to corporate-owned life insurance.

Policyholder Dividends

     Policyholder dividends are approved annually by the Company's board of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the insurance subsidiary.

Federal Income Taxes

     The Company and its includable life insurance subsidiary, Paragon, file a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. Non includable subsidiaries file either separate tax returns or separate consolidated tax returns. The future tax consequences of temporary differences between financial reporting and tax bases of assets and liabilities are measured at the balance sheet dates and are recorded as deferred income tax assets and liabilities. Valuation allowances are established when management assesses, based on available information, that it is more likely than not that deferred income tax assets will not be realized.

Reinsurance

     The Company has reinsured certain of its insurance contracts with other insurance companies under various agreements. For reinsurance contracts that transfer sufficient underwriting risk, reinsurance premiums, commissions, expense reimbursements, benefits and liabilities related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. Amounts due from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance credits. DAC is reduced by amounts recovered under reinsurance contracts. Amounts received from reinsurers for policy administration are reported in other revenues.

     The Company assumes and retrocedes financial reinsurance contracts, which represent low mortality risk reinsurance treaties. These contracts are reported as deposits and are included in other assets. The amount of revenue reported on these contracts represents fees and the cost of insurance under the terms of the reinsurance agreement and is reported in other revenues.

Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Effective with the adoption of Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Duration Contracts and for Separate Accounts ("SOP 03-1"), on January 1, 2004, the Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of income. In connection with the adoption of SOP 03-1, there was no material impact on the Company's reporting of separate accounts.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges.

Employee Benefit Plans

     The Company sponsors pension and other retirement plans in various forms covering employees who meet specified eligibility requirements. The reported expense and liability associated with these plans require an extensive use of assumptions which include the discount rate, expected return on plan assets and rate of future compensation increases as determined by the Company. Management determines these assumptions based upon currently available market and industry data, historical performance of the plan and its assets, and consultation with an independent consulting actuarial firm. These assumptions used by the Company may differ materially from actual results due to changing market and economic conditions, higher or lower withdrawal rates or longer or shorter life spans of the participants. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

Foreign Currency

     Balance sheet accounts of foreign operations are translated at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The local currencies of foreign operations are the functional currencies unless the local economy is highly inflationary. Translation adjustments are charged or credited directly to other comprehensive income or loss. Gains and losses from foreign currency transactions are reported as gains (losses) in the period in which they occur.

Discontinued Operations

     The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in discontinued operations if the operations and cash flows of the component have been or will be eliminated from the ongoing operations of the Company as a result of the disposal transaction and the Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

APPLICATION OF RECENT ACCOUNTING PRONOUNCEMENTS

     In February 2006, the Financial Accounting Standards Board ("FASB") issued SFAS No. 155, Accounting for Certain Hybrid Instruments ("SFAS 155"). SFAS 155 amends SFAS 133 and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities ("SFAS 140"). SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole, eliminating the need to bifurcate the derivative from its host, if the holder elects to account for the whole instrument on a fair value basis. In addition, among other changes, SFAS 155 (i) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133; (ii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES embedded derivative requiring bifurcation; (iii) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and
(iv) eliminates the prohibition on a qualifying special-purpose entity ("QSPE") from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial interest. SFAS 155 will be applied prospectively and is effective for all financial instruments acquired or issued for fiscal years beginning after September 15, 2006. SFAS 155 is not expected to have a material impact on the Company's consolidated financial statements.

     The FASB has issued additional guidance relating to derivative financial instruments as follows:

     - In June 2005, the FASB cleared SFAS 133 Implementation Issue No. B38, Embedded Derivatives: Evaluation of Net Settlement with Respect to the Settlement of a Debt Instrument through Exercise of an Embedded Put Option or Call Option ("Issue B38") and SFAS 133 Implementation Issue No. B39, Embedded Derivatives: Application of Paragraph 13(b) to Call Options That Are Exercisable Only by the Debtor ("Issue B39"). Issue B38 clarified that the potential settlement of a debtor's obligation to a creditor occurring upon exercise of a put or call option meets the net settlement criteria of SFAS No. 133. Issue B39 clarified that an embedded call option, in which the underlying is an interest rate or interest rate index, that can accelerate the settlement of a debt host financial instrument should not be bifurcated and fair valued if the right to accelerate the settlement can be exercised only by the debtor (issuer/borrower) and the investor will recover substantially all of its initial net investment. Issues B38 and B39, which must be adopted as of the first day of the first fiscal quarter beginning after December 15, 2005, did not have a material impact on the Company's consolidated financial statements.

     - Effective October 1, 2003, the Company adopted SFAS 133 Implementation Issue No. B36, Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments ("Issue B36"). Issue B36 concluded that
       (i) a company's funds withheld payable and/or receivable under certain reinsurance arrangements; and (ii) a debt instrument that incorporates credit risk exposures that are unrelated or only partially related to the creditworthiness of the obligor include an embedded derivative feature that is not clearly and closely related to the host contract. Therefore, the embedded derivative feature is measured at fair value on the balance sheet and changes in fair value are reported in income. As a result of the adoption of Issue B36, the Company recorded a cumulative effect of a change in accounting of $1 million, net of income taxes, for the year ended December 31, 2003.

     - Effective July 1, 2003, the Company adopted SFAS No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities ("SFAS 149"). SFAS 149 amended and clarified the accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. Except for certain previously issued and effective guidance, SFAS 149 was effective for contracts entered into or modified after June 30, 2003. The Company's adoption of SFAS 149 did not have a significant impact on its consolidated financial statements.

     Effective November 9, 2005, the Company prospectively adopted the guidance in FASB Staff Position ("FSP") FAS 140-2, Clarification of the Application of Paragraphs 40(b) and 40(c) of FAS 140 ("FSP 140-2"). FSP 140-2 clarified certain criteria relating to derivatives and beneficial interests when considering whether an entity qualifies as a QSPE. Under FSP 140-2, the criteria must only be met at the date the QSPE issues beneficial interests or when a derivative financial instrument needs to be replaced upon the occurrence of a specified event outside the control of the transferor. FSP 140-2 did not have a material impact on the Company's consolidated financial statements.

     In September 2005, the American Institute of Certified Public Accountants ("AICPA") issued SOP 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts ("SOP 05-1"). SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Contracts and For Realized Gains and Losses from the Sale of Investments. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. Under SOP 05-1, modifications that result in a substantially unchanged contract will be accounted for as a continuation of the replaced contract. A replacement contract that is substantially changed will be accounted for as an extinguishment of the replaced contract resulting in a release of unamortized deferred acquisition costs, unearned revenue and deferred sales inducements associated with the replaced contract. The guidance in SOP 05-1 will be applied prospectively and is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company is currently evaluating the impact of SOP 05-1 and does not expect that the pronouncement will have a material impact on the Company's consolidated financial statements.

     Effective July 1, 2005, the Company adopted SFAS No. 153, Exchange of Nonmonetary Assets, an amendment of APB Opinion No. 29 ("SFAS 153"). SFAS 153 amends prior guidance to eliminate the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The provisions of SFAS 153 are effective for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005 and shall be applied prospectively. SFAS 153 did not have a material impact on the Company's consolidated financial statements.

     In June 2005, the FASB completed its review of the Emerging Issues Task Force ("EITF") Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments ("EITF 03-1"). EITF 03-1 provides accounting guidance regarding the determination of when an impairment of debt and marketable equity securities and investments accounted for under the cost method should be considered other-than-temporary and recognized in income. EITF 03-1 also requires certain quantitative and qualitative disclosures for debt and marketable equity securities classified as available-for-sale or held-to-maturity under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities ("SFAS 115"), that are impaired at the balance sheet date but for which an other-than-temporary impairment has not been recognized. The FASB decided not to provide additional guidance on the meaning of other-than-temporary impairment but has issued FSP 115-1, The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments("FSP 115-1"), which nullifies the accounting guidance on the determination of whether an investment is other-than-temporarily impaired as set forth in EITF 03-1. As required by FSP 115-1, the Company adopted this guidance on a prospective basis, which had no material impact on the Company's consolidated financial statements, and has provided the required disclosures.

     In June 2005, the EITF reached consensus on Issue No. 04-5, Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights ("EITF 04-5"). EITF 04-5 provides a framework for determining whether a general partner controls and should consolidate a limited partnership or a similar entity in light of certain rights held by the limited partners. The consensus also provides additional guidance on substantive rights. EITF 04-5 was effective after June 29, 2005 for all newly formed partnerships and for any pre-existing limited partnerships that modified their partnership agreements after that date. EITF 04-5 must be adopted by January 1, 2006 for all other limited partnerships through a cumulative effect of a change in accounting principle recorded in opening equity or it may be applied retrospectively by adjusting prior period financial statements. The adoption of this provision of EITF 04-5 did not have a material impact on the Company's consolidated financial statements.

     In May 2005, the FASB issued SFAS No. 154, Accounting Changes and Error Corrections, a replacement of APB Opinion No. 20 and FASB Statement No. 3 ("SFAS 154"). The statement requires retrospective application to prior periods' financial statements for a voluntary change in accounting principle unless it is deemed impracticable. It also requires that a change in the method of depreciation, amortization, or depletion for long-lived, non-financial assets be accounted for as a change in accounting estimate rather than a change in accounting principle. SFAS 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The adoption of SFAS 154 will not have a material impact on the Company's consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     In December, 2004, the FASB issued SFAS 123 (revised 2004), Share-Based Payment ("SFAS 123(r)"), which revised SFAS 123 and supersedes APB 25. SFAS 123(r) provides additional guidance on determining whether certain financial instruments awarded in share-based payment transactions are liabilities. SFAS 123(r) also requires that the cost of all share-based transactions be recorded in the financial statements. Implementation of SFAS 123(r) will not have a significant impact on the Company's consolidated financial statements.

     In December 2004, the FASB issued FSP 109-2, Accounting and Disclosure Guidance for the Foreign Earnings Repatriation Provision within the American Jobs Creation Act of 2004 ("AJCA"). The AJCA introduced a one-time dividend received deduction on the repatriation of certain earnings to a U.S. taxpayer. FSP 109-2 provides companies additional time beyond the financial reporting period of enactment to evaluate the effects of the AJCA on their plans to repatriate foreign earnings for purposes of applying SFAS 109, Accounting for Income Taxes. FSP 109-2 did not have any impact on the Company's tax provision and deferred tax assets and liabilities.

     In May, 2004, the FASB issued FSP No. 106-2, Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003 ("FSP 106-2"), which provides accounting guidance to a sponsor of a postretirement health care plan that provides prescription drug benefits. The Company is a participant in a postretirement benefit plan sponsored by Metropolitan Life for which the Company has no legal obligation but is allocated its share of net expense based on salary ratios. Metropolitan Life expects to receive subsidies on prescription drugs under the Medicare Prescription Drug, Improvement and Modernization Act of 2003 beginning in 2006 based on its determination that the prescription drug benefits offered under certain postretirement plans are actuarially equivalent to the benefits offered under Medicare Part D. Effective July 1, 2004, Metropolitan Life adopted FSP 106-2 prospectively and the postretirement benefit plan assets and accumulated benefit obligation were remeasured to determine the effect of the expected subsidies on net periodic postretirement benefit cost. As a result, the net periodic postretirement benefit cost was reduced by $1 million, for 2004. The Company's adoption of FSP 106-2, regarding accumulated postretirement benefit obligation, did not have a significant impact on its consolidated financial statements.

     Effective July 1, 2004, the Company adopted EITF Issue No. 03-16, Accounting for Investments in Limited Liability Companies ("EITF 03-16"). EITF 03-16 provides guidance regarding whether a limited liability company should be viewed as similar to a corporation or similar to a partnership for purposes of determining whether a noncontrolling investment should be accounted for using the cost method or the equity method of accounting. EITF 03-16 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2004, the Company adopted SOP 03-1, as interpreted by a Technical Practices Aid issued by the AICPA. SOP 03-1 provides guidance on (i) the classification and valuation of long-duration contract liabilities; (ii) the accounting for sales inducements; and (iii) separate account presentation and valuation. In June 2004, the FASB released Staff Position Paper No. 97-1, Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, Permit or Require Accrual of an Unearned Revenue Liability ("FSP 97-1") which included clarification that unearned revenue liabilities should be considered in determining the necessary insurance benefit liability required under SOP 03-1. Since the Company had considered unearned revenue in determining its SOP 03-1 benefit liabilities, FSP 97-1 did not impact its consolidated financial statements. As a result of the adoption of SOP 03-1, effective January 1, 2004, the Company decreased future policyholder benefits for various guaranteed minimum death and income benefits, net of DAC and unearned revenue liability offsets under certain variable annuity and universal life contracts by approximately $15 million, net of income tax, which has been reported as a cumulative effect of a change in accounting. The application of SOP 03-1 increased the Company's 2004 net income by $16 million, including the cumulative effect of a change in accounting.

     In December 2003, FASB revised SFAS No. 132, Employers' Disclosures about Pensions and Other Postretirement Benefits--an Amendment of FASB Statements No. 87, 88 and 106 ("SFAS 132(r)"). SFAS 132(r)

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES retains most of the disclosure requirements of SFAS 132 and requires additional disclosure about assets, obligations, cash flows and net periodic benefit cost of defined benefit pension plans and other postretirement plans. SFAS 132(r) was primarily effective for fiscal years ending after December 15, 2003; however, certain disclosures about foreign plans and estimated future benefit payments were effective for fiscal years ending after June 15, 2004. The Company's adoption of SFAS 132(r) on December 31, 2003 did not have a significant impact on its consolidated financial statements since it only revised disclosure requirements.

     During 2003, the Company adopted FASB Interpretation ("FIN") No. 46, Consolidation of Variable Interest Entities--An Interpretation of ARB No. 51("FIN 46"), and its December 2003 revision ("FIN 46(r)"). A Variable Interest Entity ("VIE") is defined as (i) any entity in which the equity investments at risk in such entity do not have the characteristics of a controlling financial interest, or (ii) any entity that does not have sufficient equity at risk to finance its activities without additional subordinated support from other parties. Effective February 1, 2003, the Company adopted FIN 46 for VIEs created or acquired on or after February 1, 2003 and, effective December 31, 2003, the Company adopted FIN 46(r) with respect to interests in entities formerly considered special purpose entities ("SPEs"), including interests in asset-backed securities and collateralized debt obligations. The adoption of FIN 46(r) at December 31, 2003 did not require the Company to consolidate any VIEs.

     Effective January 1, 2003, the Company adopted FIN No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others ("FIN 45"). FIN 45 requires entities to establish liabilities for certain types of guarantees and expands financial statement disclosures for others. The initial recognition and initial measurement provisions of FIN 45 are applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The adoption of FIN 45 did not have a significant impact on the Company's consolidated financial statements. See Note 9.

     Effective January 1, 2003, the Company adopted SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities ("SFAS 146"). SFAS 146 requires that a liability for a cost associated with an exit or disposal activity be recorded and measured initially at fair value only when the liability is incurred rather than at the date of an entity's commitment to an exit plan as required by Emerging Issues Task Force EITF Issue No. 94-3, Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity including Certain Costs Incurred in a Restructuring ("EITF 94-3"). The Company's activities subject to this guidance in 2005, 2004 and 2003 were not significant.

     Effective January 1, 2003, the Company adopted SFAS No. 145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections ("SFAS 145"). In addition to amending or rescinding other existing authoritative pronouncements to make various technical corrections, clarify meanings, or describe their applicability under changed conditions, SFAS 145 generally precludes companies from recording gains and losses from the extinguishment of debt as an extraordinary item. SFAS 145 also requires sale-leaseback treatment for certain modifications of a capital lease that result in the lease being classified as an operating lease. The adoption of SFAS 145 did not have a significant impact on the Company's consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

2.  INVESTMENTS

FIXED MATURITIES BY SECTOR AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables set forth the cost or amortized cost, gross unrealized gain and loss, and estimated fair value of the Company's fixed maturities by sector and equity securities, the percentage of the total fixed maturities holdings that each sector represents and the percentage of the total equity securities at:

                                                                    DECEMBER 31, 2005
                                                    --------------------------------------------------
                                                     COST OR    GROSS UNREALIZED
                                                    AMORTIZED   -----------------   ESTIMATED    % OF
                                                      COST        GAIN      LOSS    FAIR VALUE   TOTAL
                                                    ---------   --------   ------   ----------   -----
                                                                      (IN MILLIONS)
U.S. corporate securities.........................   $ 5,665     $  237     $ 51     $ 5,851      38.8%
Residential mortgage-backed securities............     3,198         12       35       3,175      21.0
Foreign corporate securities......................     1,658        413        6       2,065      13.6
U.S. treasury/agency securities...................       434          3        2         435       2.9
Commercial mortgage-backed securities.............     1,080         16       14       1,082       7.2
Asset-backed securities...........................       522          6        3         525       3.5
Foreign government securities.....................     1,396        454        1       1,849      12.3
State and political subdivision securities........        42          1       --          43       0.3
Other fixed maturity securities...................        94         --       33          61       0.4
                                                     -------     ------     ----     -------     -----
  Total fixed maturities..........................   $14,089     $1,142     $145     $15,086     100.0%
                                                     =======     ======     ====     =======     =====
Common stocks.....................................   $    25     $    3     $  1     $    27      13.4%
Non-redeemable preferred stocks...................       174          3        3         174      86.6
                                                     -------     ------     ----     -------     -----
  Total equity securities.........................   $   199     $    6     $  4     $   201     100.0%
                                                     =======     ======     ====     =======     =====

                                                                    DECEMBER 31, 2004
                                                    --------------------------------------------------
                                                     COST OR    GROSS UNREALIZED
                                                    AMORTIZED   -----------------   ESTIMATED    % OF
                                                      COST        GAIN      LOSS    FAIR VALUE   TOTAL
                                                    ---------   --------   ------   ----------   -----
                                                                      (IN MILLIONS)
U.S. corporate securities.........................   $ 5,199     $  369     $ 15     $ 5,553      39.9%
Residential mortgage-backed securities............     2,535         35        8       2,562      18.4
Foreign corporate securities......................     1,589        238        2       1,825      13.1
U.S. treasury/agency securities...................       736          4        2         738       5.3
Commercial mortgage-backed securities.............     1,016         38        2       1,052       7.6
Asset-backed securities...........................       638          8        2         644       4.6
Foreign government securities.....................     1,223        218        1       1,440      10.4
State and political subdivision securities........        28          1       --          29       0.2
Other fixed maturity securities...................       100          2       33          69       0.5
                                                     -------     ------     ----     -------     -----
  Total fixed maturities..........................   $13,064     $  913     $ 65     $13,912     100.0%
                                                     =======     ======     ====     =======     =====
Common stocks.....................................   $    27     $    1     $ --     $    28      15.7%
Non-redeemable preferred stocks...................       145          5       --         150      84.3
                                                     -------     ------     ----     -------     -----
  Total equity securities.........................   $   172     $    6     $ --     $   178     100.0%
                                                     =======     ======     ====     =======     =====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The Company held foreign currency derivatives with notional amounts of $33 million and $42 million to hedge the exchange rate risk associated with foreign bonds and loans at December 31, 2005 and 2004, respectively.

     Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

     The Company held fixed maturities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $416 million and $411 million at December 31, 2005 and 2004, respectively. These securities had a net unrealized gain of $20 million and $44 million at December 31, 2005 and 2004, respectively. Non-income producing fixed maturities were less than $1 million and $4 million at December 31, 2005 and 2004, respectively. There were no significant unrealized gains (losses) associated with non-income producing fixed maturities at December 31, 2005 and 2004.

     The cost or amortized cost and estimated fair value of bonds at December 31, 2005 and 2004, by contractual maturity date (excluding scheduled sinking funds), are shown below:

                                                                 DECEMBER 31,
                                                -----------------------------------------------
                                                         2005                     2004
                                                ----------------------   ----------------------
                                                 COST OR                  COST OR
                                                AMORTIZED   ESTIMATED    AMORTIZED   ESTIMATED
                                                  COST      FAIR VALUE     COST      FAIR VALUE
                                                ---------   ----------   ---------   ----------
                                                                 (IN MILLIONS)
Due in one year or less.......................   $   232     $   234      $   398     $   373
Due after one year through five years.........     1,571       1,617        1,705       1,772
Due after five years through ten years........     2,996       3,078        2,994       3,157
Due after ten years...........................     4,490       5,375        3,778       4,352
                                                 -------     -------      -------     -------
          Subtotal............................     9,289      10,304        8,875       9,654
Mortgage-backed, commercial mortgage-backed
  and other asset-backed securities...........     4,800       4,782        4,189       4,258
                                                 -------     -------      -------     -------
          Total fixed maturities..............   $14,089     $15,086      $13,064     $13,912
                                                 =======     =======      =======     =======

     Bonds not due at a single maturity date have been included in the above table in the year of final contractual maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

     Sales or disposals of fixed maturity and equity securities classified as available-for-sale were as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                              2005     2004     2003
                                                             ------   ------   ------
                                                                  (IN MILLIONS)
Proceeds...................................................  $5,608   $2,555   $2,731
Gross investment gains.....................................  $   99   $   96   $   70
Gross investment losses....................................  $  (65)  $  (32)  $  (30)

     Gross investment losses above exclude writedowns recorded during 2005, 2004 and 2003 for other-than-temporarily impaired available-for-sale fixed maturity and equity securities of $2 million, $14 million and $38 million, respectively.

     The Company periodically disposes of fixed maturity and equity securities at a loss. Generally, such losses are insignificant in amount or in relation to the cost basis of the investment or are attributable to declines in fair value occurring in the period of disposition.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

UNREALIZED LOSSES FOR FIXED MATURITIES AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables show the estimated fair values and gross unrealized losses of the Company's fixed maturities (aggregated by sector) and equity securities in an unrealized loss position, aggregated by length of time that the securities have been in a continuous unrealized loss position at December 31, 2005 and 2004:

                                                                DECEMBER 31, 2005
                                     ------------------------------------------------------------------------
                                                               EQUAL TO OR GREATER
                                      LESS THAN 12 MONTHS         THAN 12 MONTHS               TOTAL
                                     ----------------------   ----------------------   ----------------------
                                     ESTIMATED     GROSS      ESTIMATED     GROSS      ESTIMATED     GROSS
                                       FAIR      UNREALIZED     FAIR      UNREALIZED     FAIR      UNREALIZED
                                       VALUE        LOSS        VALUE        LOSS        VALUE        LOSS
                                     ---------   ----------   ---------   ----------   ---------   ----------
                                                  (IN MILLIONS, EXCEPT FOR NUMBER OF SECURITIES)
U.S. corporate securities..........   $2,154        $44         $179         $ 7        $2,333        $ 51
Residential mortgage-backed
  securities.......................    2,178         29          182           6         2,360          35
Foreign corporate securities.......      242          5           12           1           254           6
U.S. treasury/agency securities....      214          2            1          --           215           2
Commercial mortgage-backed
  securities.......................      716         14           13          --           729          14
Asset-backed securities............      200          2           41           1           241           3
Foreign government securities......       87          1           --          --            87           1
State and political subdivision
  securities.......................        7         --           --          --             7          --
Other fixed maturity securities....       --         --           38          33            38          33
                                      ------        ---         ----         ---        ------        ----
  Total fixed maturities...........   $5,798        $97         $466         $48        $6,264        $145
                                      ======        ===         ====         ===        ======        ====
Equity securities..................   $   92        $ 3         $  7         $ 1        $   99        $  4
                                      ======        ===         ====         ===        ======        ====
Total number of securities in an
  unrealized loss position.........    1,118                     108                     1,226
                                      ======                    ====                    ======

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                                 DECEMBER 31, 2004
                                     --------------------------------------------------------------------------
                                                              EQUAL TO OR GREATER THAN
                                      LESS THAN 12 MONTHS            12 MONTHS                   TOTAL
                                     ----------------------   ------------------------   ----------------------
                                     ESTIMATED     GROSS      ESTIMATED       GROSS      ESTIMATED     GROSS
                                       FAIR      UNREALIZED      FAIR      UNREALIZED      FAIR      UNREALIZED
                                       VALUE        LOSS        VALUE         LOSS         VALUE        LOSS
                                     ---------   ----------   ----------   -----------   ---------   ----------
                                                   (IN MILLIONS, EXCEPT FOR NUMBER OF SECURITIES)
U.S. corporate securities..........   $  848        $10          $137         $  5        $  985        $15
Residential mortgage-backed
  securities.......................      798          7            14            1           812          8
Foreign corporate securities.......      151          2            12           --           163          2
U.S. treasury/agency securities....      437          2            --           --           437          2
Commercial mortgage-backed
  securities.......................      180          2            --           --           180          2
Asset-backed securities............      185          1            12            1           197          2
Foreign government securities......       96          1            --           --            96          1
State and political subdivision
  securities.......................       10         --            --           --            10         --
Other fixed maturity securities....       37         33            12           --            49         33
                                      ------        ---          ----         ----        ------        ---
  Total fixed maturities...........   $2,742        $58          $187         $  7        $2,929        $65
                                      ======        ===          ====         ====        ======        ===
Equity securities..................   $   37        $--          $ --         $ --        $   37        $--
                                      ======        ===          ====         ====        ======        ===
Total number of securities in an
  unrealized loss position.........      715                       55                        770
                                      ======                     ====                     ======

AGING OF GROSS UNREALIZED LOSSES FOR FIXED MATURITIES AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized losses and number of securities for fixed maturity and equity securities at December 31, 2005 and December 31, 2004, where the estimated fair value had declined and remained below cost or amortized cost by less than 20%, or 20% or more for:

                                                                 DECEMBER 31, 2005
                                            ------------------------------------------------------------
                                                 COST OR          GROSS UNREALIZED        NUMBER OF
                                              AMORTIZED COST           LOSSES             SECURITIES
                                            ------------------   ------------------   ------------------
                                            LESS THAN   20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                               20%       MORE       20%       MORE       20%       MORE
                                            ---------   ------   ---------   ------   ---------   ------
                                                   (IN MILLIONS, EXCEPT FOR NUMBER OF SECURITIES)
Less than six months......................   $5,148      $ 2       $ 79        $1         960         3
Six months or greater but less than nine
  months..................................      251       --          6        --          51         1
Nine months or greater but less than
  twelve months...........................      589       --         14        --         103        --
Twelve months or greater..................      520        2         49        --         107         1
                                             ------      ---       ----        --       -----      ----
  Total...................................   $6,508      $ 4       $148        $1       1,221         5
                                             ======      ===       ====        ==       =====      ====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                               DECEMBER 31, 2004
                                         --------------------------------------------------------------
                                              COST OR           GROSS UNREALIZED         NUMBER OF
                                           AMORTIZED COST            LOSSES              SECURITIES
                                         ------------------   --------------------   ------------------
                                         LESS THAN   20% OR   LESS THAN    20% OR    LESS THAN   20% OR
                                            20%       MORE       20%        MORE        20%       MORE
                                         ---------   ------   ---------   --------   ---------   ------
                                                 (IN MILLIONS, EXCEPT FOR NUMBER OF SECURITIES)
Less than six months...................   $2,208      $--        $43      $     --      222         1
Six months or greater but less than
  nine months..........................      481       --         12            --      459         1
Nine months or greater but less than
  twelve months........................      148       --          3            --       32        --
Twelve months or greater...............      193        1          7            --       52         3
                                          ------      ---        ---      --------      ---       ---
  Total................................   $3,030      $ 1        $65      $     --      765         5
                                          ======      ===        ===      ========      ===       ===

     As of December 31, 2005, $148 million of unrealized losses related to securities with an unrealized loss position less than 20% of cost or amortized cost, which represented 2% of the cost or amortized cost of such securities. As of December 31, 2004, $65 million of unrealized losses related to securities with an unrealized loss position less than 20% of cost or amortized cost, which represented 2% of the cost or amortized cost of such securities.

     As of December 31, 2005, $1 million of unrealized losses related to securities with an unrealized loss position greater than 20% of cost or amortized cost, which represented 25% of the cost or amortized cost of such securities. All such unrealized losses were in an unrealized loss position for less than six months. As of December 31, 2004, there were no unrealized losses related to securities with an unrealized loss position greater than 20% of cost or amortized cost.

     As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its investment holdings in accordance with its impairment policy in order to evaluate whether such securities are other-than-temporarily impaired. The increase in the unrealized losses during 2005 is principally driven by an increase in interest rates during the year. Based upon the Company's evaluation of the securities in accordance with its impairment policy, the cause of the decline being principally attributable to the general rise in rates during the year, and the Company's intent and ability to hold the fixed income and equity securities with unrealized losses for a period of time sufficient for them to recover; the Company has concluded that the aforementioned securities are not other-than-temporarily impaired.

SECURITIES LENDING PROGRAM

     The Company participates in a securities lending program whereby blocks of securities, which are included in fixed maturity securities, are loaned to third parties, primarily major brokerage firms. The Company requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. Securities with a cost or amortized cost of $1,266 million and $1,345 million and an estimated fair value of $1,312 million and $1,415 million were on loan under the program at December 31, 2005 and 2004, respectively. Securities loaned under such transactions may be sold or repledged by the transferee. The Company was liable for cash collateral under its control of $1,371 million and $1,461 million at December 31, 2005 and 2004, respectively. Securities loaned transactions are accounted for as financing arrangements on the Company's consolidated balance sheets and consolidated statements of cash flows and the income and expenses associated with the program are reported in net investment income as investment income and investment expenses, respectively. There was no security collateral on deposit from customers in connection with securities lending transactions at December 31, 2005 and 2004.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

ASSETS ON DEPOSIT AND HELD IN TRUST

     The Company had investment assets on deposit with regulatory agencies with a fair market value of $842 million and $730 million at December 31, 2005 and 2004, respectively, consisting primarily of fixed maturity securities. Company securities held in trust to satisfy collateral requirements had an amortized cost of $1,452 million and $1,608 million at December 31, 2005 and 2004, respectively, consisting primarily of fixed maturity securities.

FUNDS WITHHELD AT INTEREST

     Included in other invested assets at December 31, 2005 and 2004, were funds withheld at interest of $3,316 million and $2,745 million, respectively.

MORTGAGE LOANS ON REAL ESTATE

     Mortgage loans on real estate were categorized as follows:

                                                                 DECEMBER 31,
                                                      -----------------------------------
                                                            2005               2004
                                                      ----------------   ----------------
                                                      AMOUNT   PERCENT   AMOUNT   PERCENT
                                                      ------   -------   ------   -------
                                                                 (IN MILLIONS)
Commercial mortgage loans...........................   $883       98%    $1,071      98%
Agricultural mortgage loans.........................     14        2%        22       2%
                                                       ----      ---     ------     ---
          Total.....................................    897      100%     1,093     100%
                                                                 ===                ===
Less: Valuation allowances..........................      1                   3
                                                       ----              ------
          Mortgage loans on real estate.............   $896              $1,090
                                                       ====              ======

     Mortgage loans are collateralized by properties primarily located in the United States. At December 31, 2005, approximately 27%, 8% and 7% of the properties were located in California, Illinois and Florida, respectively. Generally, the Company, as the lender, only loans up to 75% of the purchase price of the underlying real estate.

     Changes in loan valuation allowances for mortgage loans on real estate were as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2005      2004      2003
                                                              ------    ------    ------
                                                                    (IN MILLIONS)
Balance, beginning of year..................................    $ 3       $ 2      $  6
Additions...................................................     --         2         9
Deductions..................................................     (2)       (1)      (13)
                                                                ---       ---      ----
Balance, end of year........................................    $ 1       $ 3      $  2
                                                                ===       ===      ====

     The Company did not have impaired mortgage loans on real estate at December 31, 2005. The Company held $10 million of impaired mortgage loans on real estate, none of which had valuation allowances, at December 31, 2004.

     The average investment in impaired loans was $3 million, $11 million and $42 million for the years ended December 31, 2005, 2004 and 2003, respectively. Interest income on impaired loans was less than $1 million, $2 million and $3 million for the years ended December 31, 2005, 2004 and 2003, respectively.

     There were no restructured mortgage loans on real estate at December 31, 2005 and 2004.

     There were no mortgage loans on real estate with scheduled payments of 60 days (90 days for agricultural mortgages) or more past due or in foreclosure at December 31, 2005 and 2004.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

REAL ESTATE AND REAL ESTATE JOINT VENTURES

     The Company had real estate and real estate joint ventures held for investment of $54 million and $60 million at December 31, 2005 and 2004, respectively.

     Accumulated depreciation on real estate was $13 million and $12 million at December 31, 2005 and 2004, respectively. Related depreciation expense was $1 million for each of the years ended December 31, 2005, 2004 and 2003. The Company did not have depreciation expense related to discontinued operations for the year ended December 31, 2005. There was less than $1 million of depreciation expense related to discontinued operations for each of the years ended December 31, 2004 and 2003.

     Real estate and real estate joint ventures were categorized as follows:

                                                                  DECEMBER 31,
                                                       -----------------------------------
                                                             2005               2004
                                                       ----------------   ----------------
                                                       AMOUNT   PERCENT   AMOUNT   PERCENT
                                                       ------   -------   ------   -------
                                                                  (IN MILLIONS)
Office...............................................   $37        69%     $39        65%
Industrial...........................................    17        31%      21        35%
                                                        ---       ---      ---       ---
          Total......................................   $54       100%     $60       100%
                                                        ===       ===      ===       ===

     At December 31, 2005, 100% of the Company's real estate holdings were located in California.

     There was no investment income (expense) related to impaired real estate and real estate joint ventures held-for-investment for the years ended December 31, 2005, 2004, and 2003. There was no investment income (expense) related to real estate and real estate joint ventures held-for-sale for the years ended December 31, 2005, 2004 and 2003.

     The Company did not own real estate acquired in satisfaction of debt at December 31, 2005 and 2004.

NET INVESTMENT INCOME

     The components of net investment income were as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                              2005     2004     2003
                                                             ------   ------   ------
                                                                  (IN MILLIONS)
Fixed maturities...........................................  $  772   $  700   $  615
Equity securities..........................................      11       19        7
Mortgage loans on real estate..............................      75       76       76
Real estate and real estate joint ventures.................      11       14        7
Policy loans...............................................     159      159      170
Other limited partnership interests........................      (5)      (4)      (6)
Cash, cash equivalents and short-term investments..........      11        6       11
Interest on funds held at interest.........................     192      225      151
Other......................................................       9      (25)      --
                                                             ------   ------   ------
          Total............................................   1,235    1,170    1,031
Less: Investment expenses..................................      64       39       28
                                                             ------   ------   ------
          Net investment income............................  $1,171   $1,131   $1,003
                                                             ======   ======   ======

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

NET INVESTMENT GAINS (LOSSES)

     Net investment gains (losses) were as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2005      2004      2003
                                                              ------    ------    ------
                                                                    (IN MILLIONS)
Fixed maturities............................................   $ 32       $46       $ 1
Equity securities...........................................     --         4         1
Mortgage loans on real estate...............................     10         1        (8)
Real estate and real estate joint ventures..................      4         2         1
Other limited partnership interests.........................     --        (3)       --
Derivatives.................................................    (15)       31        50
Other.......................................................     26        (7)       (5)
                                                               ----       ---       ---
          Net investment gains (losses).....................   $ 57       $74       $40
                                                               ====       ===       ===

NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive income, were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                               2005     2004     2003
                                                              ------   ------   ------
                                                                   (IN MILLIONS)
Fixed maturities............................................  $ 997    $ 848    $ 675
Equity securities...........................................      2        6       11
Derivatives.................................................     (2)       1       --
Minority interest...........................................   (171)    (105)     (69)
Other invested assets.......................................    (39)     (57)     (31)
                                                              -----    -----    -----
          Total.............................................    787      693      586
                                                              -----    -----    -----
Amounts relating to:
          Deferred policy acquisition costs.................    (45)     (87)    (164)
                                                              -----    -----    -----
          Deferred income taxes.............................   (311)    (250)    (173)
                                                              -----    -----    -----
          Total.............................................   (356)    (337)    (337)
                                                              -----    -----    -----
          Net unrealized investment gains (losses)..........  $ 431    $ 356    $ 249
                                                              =====    =====    =====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The changes in net unrealized investment gains (losses) were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                               2005     2004     2003
                                                              ------   ------   ------
                                                                   (IN MILLIONS)
Balance, beginning of year..................................   $356     $249     $177
Unrealized investment gains (losses) during the year........     94      107      143
Unrealized gains (losses) relating to:
          Deferred policy acquisition costs.................     42       77      (10)
          Deferred income taxes.............................    (61)     (77)     (61)
                                                               ----     ----     ----
Balance, end of year........................................   $431     $356     $249
                                                               ====     ====     ====
Net change in unrealized investment gains (losses)..........   $ 75     $107     $ 72
                                                               ====     ====     ====

STRUCTURED INVESTMENT TRANSACTIONS

     The Company invests in structured notes and similar type instruments, which generally provide equity-based returns on debt securities. The carrying value of such investments was approximately $61 million and $60 million at December 31, 2005 and 2004, respectively. The related net investment income recognized was $3 million, $5 million and $10 million for the years ended December 31, 2005, 2004 and 2003, respectively.

VARIABLE INTEREST ENTITIES

     As discussed in Note 1, the Company has adopted the provisions of FIN 46 and FIN 46(r). The adoption of FIN 46 and FIN 46(r) did not require the Company to consolidate any VIEs that were not previously consolidated.

     The following table presents the total assets of and maximum exposure to loss relating to VIEs for which the Company has concluded that it holds significant variable interests but it is not the primary beneficiary and which have not been consolidated:

                                                                 DECEMBER 31, 2005
                                                              ------------------------
                                                                             MAXIMUM
                                                                TOTAL      EXPOSURE TO
                                                              ASSETS(1)      LOSS(2)
                                                              ----------   -----------
                                                                   (IN MILLIONS)
Other limited partnerships(3)...............................     $17           $9
                                                                 ===           ==

---------------

(1) The assets of the other limited partnerships are reflected at the carrying amounts at which such assets would have been reflected on the Company's balance sheets had the Company consolidated the VIE from the date of its initial investment in the entity.

(2) The maximum exposure to loss relating to other limited partnerships is equal to the carrying amounts plus any unfunded commitments, reduced by amounts guaranteed by other partners.

(3) Other limited partnerships include partnerships established for the purpose of investing in public and private debt and equity securities.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

3.  DERIVATIVE FINANCIAL INSTRUMENTS

TYPES OF DERIVATIVE INSTRUMENTS

     The following table provides a summary of the notional amounts and current market or fair value of derivative financial instruments held at:

                                                    DECEMBER 31, 2005                 DECEMBER 31, 2004
                                             -------------------------------   -------------------------------
                                                         CURRENT MARKET OR                 CURRENT MARKET OR
                                                             FAIR VALUE                        FAIR VALUE
                                             NOTIONAL   --------------------   NOTIONAL   --------------------
                                              AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                             --------   ------   -----------   --------   ------   -----------
                                                                       (IN MILLIONS)
Interest rate swaps........................   $  377     $38         $ 1         $376      $47         $6
Foreign currency swaps.....................       33       1           3           42        1          3
Foreign currency forwards..................      546      --          37           --       --         --
Options....................................       --      --          --            6        1         --
Credit default swaps.......................      155      --          --           --       --         --
                                              ------     ---         ---         ----      ---         --
  Total....................................   $1,111     $39         $41         $424      $49         $9
                                              ======     ===         ===         ====      ===         ==

     The above table does not include notional values for equity variance swaps. At December 31, 2005, the Company owned 4,500 equity variance swap contracts. At December 31, 2004, the Company did not own any equity variance swap contracts. The market value of equity variance swaps were insignificant and were not included in the preceding table.

     The following table provides a summary of the notional amounts of derivative financial instruments by maturity at December 31, 2005:

                                                                     REMAINING LIFE
                                                --------------------------------------------------------
                                                           AFTER ONE    AFTER FIVE
                                                              YEAR         YEARS
                                                ONE YEAR    THROUGH       THROUGH     AFTER TEN
                                                OR LESS    FIVE YEARS    TEN YEARS      YEARS     TOTAL
                                                --------   ----------   -----------   ---------   ------
                                                                     (IN MILLIONS)
Interest rate swaps...........................    $ 12        $117         $ 92         $156      $  377
Foreign currency swaps........................      --           2           20           11          33
Foreign currency forwards.....................     546          --           --           --         546
Credit default swaps..........................      --         155           --           --         155
                                                  ----        ----         ----         ----      ------
  Total.......................................    $558        $274         $112         $167      $1,111
                                                  ====        ====         ====         ====      ======

     Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date.

     Foreign currency derivatives, including foreign currency swaps, foreign currency forwards and currency option contracts, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency at the specified future date.

     The Company enters into currency option contracts that give it the right, but not the obligation, to sell the foreign currency amount in exchange for a functional currency amount within a limited time at a contracted price. The contracts may also be net settled in cash, based on differentials in the foreign exchange rate and the strike price. Currency option contracts are included in options in the preceding table.

     Equity variance swaps are used by the Company primarily to hedge liabilities. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. As previously stated, equity variance swaps are not included in the preceding table.

     Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments and to diversify its credit risk exposure in certain portfolios. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to insure credit risk. If a credit event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered.

HEDGING

     The table below provides a summary of the notional amount and fair value of derivatives by type of hedge designation at:

                                                    DECEMBER 31, 2005                 DECEMBER 31, 2004
                                             -------------------------------   -------------------------------
                                                             FAIR VALUE                        FAIR VALUE
                                             NOTIONAL   --------------------   NOTIONAL   --------------------
                                              AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                             --------   ------   -----------   --------   ------   -----------
                                                                       (IN MILLIONS)
Fair value.................................   $    5     $ 1         $--         $ 38      $ 2         $2
Cash flow..................................       26      --           3           55        1          1
Non-qualifying.............................    1,080      38          38          331       46          6
                                              ------     ---         ---         ----      ---         --
  Total....................................   $1,111     $39         $41         $424      $49         $9
                                              ======     ===         ===         ====      ===         ==

     The Company recognized an insignificant amount of net investment expense from qualifying settlement payments for the years ended December 31, 2005, 2004 and 2003.

     The Company recognized net investment gains from non-qualifying settlement payments of $11 million, $18 million, and $22 million for the years ended December 31, 2005, 2004 and 2003, respectively.

FAIR VALUE HEDGES

     The Company designates and accounts for the following as fair value hedges when they have met the requirements of SFAS 133: (i) interest rate swaps to convert fixed rate investments to floating rate investments; and (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments.

     The Company recognized insignificant amounts in net investment gains (losses) representing the ineffective portion of all fair value hedges for the years December 31, 2005, 2004 and 2003. Changes in the fair value of the derivatives and the hedged items were insignificant.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     All components of each derivative's gain or loss were included in the assessment of hedge ineffectiveness. There were no instances in which the Company discontinued fair value hedge accounting due to a hedged firm commitment no longer qualifying as a fair value hedge.

CASH FLOW HEDGES

     The Company designates and accounts for the following as cash flow hedges, when they have met the requirements of SFAS 133: (i) interest rate swaps to convert floating rate investments to fixed rate investments; (ii) interest rate swaps to convert floating rate liabilities into fixed rate liabilities; (iii) credit default swaps to minimize its exposure to adverse movements in credit; and (iv) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments.

     For the years ended December 31, 2005, 2004 and 2003, the Company recognized insignificant amounts in net investment gains (losses) representing the ineffective portion of all cash flow hedges. All components of each derivative's gain or loss were included in the assessment of hedge ineffectiveness. There were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted by SFAS 133. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments.

     For the years ended December 31, 2005 and 2004, the net amount deferred in other comprehensive income (loss) relating to cash flow hedges was ($2) million and $1 million, respectively. For the year ended December 31, 2005 and 2004, the net amounts accumulated in other comprehensive income (loss) relating to cash flow hedges was ($2) million and $1 million, respectively. For the years ended December 31, 2003, the net amounts deferred and accumulated in other comprehensive income (loss) relating to cash flow hedges was insignificant.

     At December 31, 2005, an insignificant amount of the deferred net loss on derivatives accumulated in other comprehensive income (loss) is expected to be reclassified to earnings during the year ending December 31, 2006.

NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

     The Company enters into the following derivatives that do not qualify for hedge accounting under SFAS 133 or for purposes other than hedging: (i) interest rate swaps to minimize its exposure to interest rate volatility; (ii) foreign currency forwards, swaps and option contracts to minimize its exposure to adverse movements in exchange rates; (iii) credit default swaps to minimize its exposure to adverse movements in credit; (iv) credit default swaps to diversify its credit risk exposure in certain portfolios; and (v) equity variance swaps to economically hedge liabilities.

     For the years ended December 31, 2005, 2004 and 2003, the Company recognized as net investment gains (losses) changes in fair value of ($34) million, ($13) million and ($17) million, respectively, related to derivatives that do not qualify for hedge accounting.

EMBEDDED DERIVATIVES

     The Company has certain embedded derivatives which are required to be separated from their host contracts and accounted for as derivatives. These host contracts are modified coinsurance contracts. The fair value of the Company's embedded derivative assets was $50 million and $43 million at December 31, 2005 and 2004, respectively. The amounts recorded in net investment gains (losses) during the years ended December 31, 2005, 2004 and 2003 were gains of $7 million, $26 million and $45 million, respectively.

CREDIT RISK

     The Company may be exposed to credit related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES limited to the fair value at the reporting date. The credit exposure of the Company's derivative transactions is represented by the fair value of contracts with a net positive fair value at the reporting date.

     As noted above, the Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination.

     The Company enters into various collateral arrangements, which require both the pledging and accepting of collateral in connection with its derivative instruments. As of December 31, 2005, the Company was obligated to return cash collateral under its control of $12 million. This unrestricted cash collateral is included in cash and cash equivalents and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheet. As of December 31, 2005, the Company had not pledged any collateral related to derivative instruments.

     The Company did not have any cash or other collateral related to derivative instruments at December 31, 2004.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

4.  INSURANCE

Deferred Policy Acquisition Costs and Value of Business Acquired

     Information regarding DAC and VOBA for the years ended December 31, 2005, 2004 and 2003 is as follows:

                                                             DEFERRED
                                                              POLICY      VALUE OF
                                                            ACQUISITION   BUSINESS
                                                               COSTS      ACQUIRED   TOTAL
                                                            -----------   --------   ------
                                                                     (IN MILLIONS)
Balance at January 1, 2003................................    $1,203        $572     $1,775
  Capitalizations.........................................       958          --        958
  Acquisitions............................................       218          --        218
                                                              ------        ----     ------
          Total...........................................     2,379         572      2,951
                                                              ------        ----     ------
  Less: Amortization related to:
     Net investment gains (losses)........................        29          (5)        24
     Unrealized investment gains (losses).................        18          (8)        10
     Other expenses.......................................       383          41        424
                                                              ------        ----     ------
          Total amortization..............................       430          28        458
                                                              ------        ----     ------
  Less: Dispositions and other............................       (54)        (92)      (146)
                                                              ------        ----     ------
Balance at December 31, 2003..............................     2,003         636      2,639
  Capitalizations.........................................       960          --        960
                                                              ------        ----     ------
          Total...........................................     2,963         636      3,599
                                                              ------        ----     ------
  Less: Amortization related to:
     Net investment gains (losses)........................         3           1          4
     Unrealized investment gains (losses).................        --         (77)       (77)
     Other expenses.......................................       450          41        491
                                                              ------        ----     ------
          Total amortization..............................       453         (35)       418
                                                              ------        ----     ------
  Less: Dispositions and other............................      (107)         23        (84)
                                                              ------        ----     ------
Balance at December 31, 2004..............................     2,617         648      3,265
  Capitalizations.........................................       649          --        649
                                                              ------        ----     ------
          Total...........................................     3,266         648      3,914
                                                              ------        ----     ------
  Less: Amortization related to:
     Net investment gains (losses)........................        12           2         14
     Unrealized investment gains (losses).................       (28)        (14)       (42)
     Other expenses.......................................       652          31        683
                                                              ------        ----     ------
          Total amortization..............................       636          19        655
                                                              ------        ----     ------
  Less: Dispositions and other............................       120          --        120
                                                              ------        ----     ------
Balance at December 31, 2005..............................    $2,510        $629     $3,139
                                                              ======        ====     ======

     The estimated future amortization expense for the next five years allocated to other expenses for VOBA is $34 million in 2006, $32 million in 2007, $31 million in 2008, $32 million in 2009, and $33 million in 2010.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Amortization of DAC and VOBA is related to (i) investment gains and losses and the impact of such gains and losses on the amount of the amortization; (ii) unrealized investment gains and losses to provide information regarding the amount that would have been amortized if such gains and losses had been recognized; and (iii) other expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

Guarantees

     The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"), and (ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return"). The Company also issues annuity contracts that apply a lower rate of funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize ("two tier annuities"). These guarantees include benefits that are payable in the event of death or at annuitization.

     The Company also issues universal and variable life contracts where the Company may contractually guarantee to the contractholder a secondary guarantee benefit.

     The Company had the following types of guarantees relating to annuity and universal and variable life contracts at:

Annuity Contracts

                                             DECEMBER 31, 2005                DECEMBER 31, 2004
                                       ------------------------------   ------------------------------
                                           IN THE            AT             IN THE            AT
                                       EVENT OF DEATH   ANNUITIZATION   EVENT OF DEATH   ANNUITIZATION
                                       --------------   -------------   --------------   -------------
                                                                (IN MILLIONS)
TWO TIER ANNUITIES
  General account value..............       N/A               $299           N/A               $301
  Net amount at risk.................       N/A                $36(1)        N/A                $36(1)
  Average attained age of
     contractholders.................       N/A           58 years           N/A           58 years

Universal and Variable Life Contracts

                                                DECEMBER 31, 2005         DECEMBER 31, 2004
                                             -----------------------   -----------------------
                                             SECONDARY     PAID UP     SECONDARY     PAID UP
                                             GUARANTEES   GUARANTEES   GUARANTEES   GUARANTEES
                                             ----------   ----------   ----------   ----------
                                                               (IN MILLIONS)
Account value (general and separate
  account).................................       $924       N/A            $722       N/A
Net amount at risk.........................    $19,900(2)    N/A         $17,594(2)    N/A
Average attained age of policyholders......   55 years       N/A        54 years       N/A

---------------

(1) The net amount at risk for two tier annuities is based on the excess of the upper tier, adjusted for a profit margin, less the lower tier.

(2) The net amount at risk for guarantees of amounts in the event of death is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

     The net amount at risk is based on the direct amount at risk (excluding reinsurance).

     The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts are as follows:

                                                                        UNIVERSAL AND
                                          ANNUITY CONTRACTS        VARIABLE LIFE CONTRACTS
                                      --------------------------   -----------------------
                                      GUARANTEED    GUARANTEED
                                        DEATH      ANNUITIZATION   SECONDARY     PAID UP
                                       BENEFITS      BENEFITS      GUARANTEES   GUARANTEES   TOTAL
                                      ----------   -------------   ----------   ----------   -----
                                                             (IN MILLIONS)
Balance at January 1, 2004..........     N/A            $7             $5          N/A        $12
Incurred guaranteed benefits........     N/A            --              2          N/A          2
Paid guaranteed benefits............     N/A            --             (2)         N/A         (2)
                                         ---            --             --          ---        ---
Balance at December 31, 2004........     N/A             7              5          N/A         12
Incurred guaranteed benefits........     N/A            --              1          N/A          1
Paid guaranteed benefits............     N/A            --             --          N/A         --
                                         ---            --             --          ---        ---
Balance at December 31, 2005........     N/A            $7             $6          N/A        $13
                                         ===            ==             ==          ===        ===

     Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows at:

                                                       DECEMBER 31, 2005   DECEMBER 31, 2004
                                                       -----------------   -----------------
                                                                   (IN MILLIONS)
Mutual fund groupings
  Equity.............................................         $11                 $7
  Bond...............................................           1                  1
  Money Market.......................................           2                  1
                                                              ---                 --
     Total...........................................         $14                 $9
                                                              ===                 ==

Separate Accounts

     Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $2,435 million and $2,727 million at December 31, 2005 and 2004, respectively, for which the policyholder assumes all investment risk, and separate accounts with a minimum return or account value for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $348 million and $341 million at December 31, 2005 and 2004, respectively. The average interest rates credited on these contracts were 4.0% and 5.7% at December 31, 2005 and 2004, respectively.

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $113 million, $110 million and $101 million for the years ended December 31, 2005, 2004 and 2003, respectively.

     For both the years ended December 31, 2005 and 2004, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

5.  REINSURANCE

     The Company's life insurance operations participate in reinsurance activities in order to limit losses, minimize exposure to large risks, and provide additional capacity for future growth. The Company has historically reinsured the mortality risk on new life insurance policies primarily on an excess of retention basis or a quota share basis. Until 2005, the Company reinsured up to 90% of the mortality risk for all new individual life insurance policies. This

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES practice was initiated for different products starting at various points in time between the mid 1990's and 2000. During 2005, the Company changed its retention practices for individual life insurance. Amounts reinsured in prior years remain reinsured under the original reinsurance; however, under the new retention guidelines, the Company reinsures up to 90% of the mortality risk in excess of $1 million for most new life insurance policies that it writes and for certain individual life policies the retention limits remained unchanged. On a case by case basis, the Company may retain up to $2.5 million per life and reinsure 100% of amounts in excess of the Company's retention limits. RGA retains a maximum of $6 million of coverage per individual life with respect to its assumed business. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

     In addition to reinsuring mortality risk, the Company reinsures other risks and specific coverages. The Company routinely reinsures certain classes of risks to limit its exposure to particular travel, avocation and lifestyle hazards.

     The Company reinsures its business through a diversified group of reinsurers. No single unaffiliated reinsurer has a material obligation to the Company nor is the Company's business substantially dependent upon any reinsurance contracts. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

     The amounts in the statements of income are presented net of reinsurance ceded. The effects of reinsurance were as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                              2005     2004     2003
                                                             ------   ------   ------
                                                                  (IN MILLIONS)
Direct premiums earned.....................................  $  445   $  485   $  511
Reinsurance assumed........................................   4,222    3,648    2,925
Reinsurance ceded..........................................    (488)    (420)    (398)
                                                             ------   ------   ------
Net earned premiums........................................  $4,179   $3,713   $3,038
                                                             ======   ======   ======
Reinsurance recoveries netted against policyholder
  benefits.................................................  $   57   $  177   $  119
                                                             ======   ======   ======

     Written premiums are not materially different than earned premiums in the preceding table.

     The reinsurance assumed premium for the years ended December 31, 2005, 2004, and 2003 include $4,220 million, $3,645 million, and $2,923 million, respectively, from RGA.

     Reinsurance recoverables, included in premiums and other receivables, were $1,029 million and $932 million at December 31, 2005 and 2004, respectively. Reinsurance and ceded commissions payable, included in other liabilities, were $61 million and $10 million at December 31, 2005 and 2004, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

6.  LONG-TERM DEBT

     At December 31, 2005 and 2004, long-term debt outstanding is as follows:

                                                INTEREST RATES
                                           ------------------------                 DECEMBER 31,
                                                           WEIGHTED                 -------------
                                               RANGE       AVERAGE     MATURITY     2005    2004
                                           -------------   --------   -----------   -----   -----
                                                                                    (IN MILLIONS)
Senior notes.............................  6.75% - 7.25%     6.92%    2006 - 2011   $300    $300
Fixed rate notes.........................   4.2% - 6.32%     4.96%    2006 - 2010    102     106
Other notes..............................    8% - 12%       10.07%    2009 - 2016      1       1
Junior subordinated debentures...........      6.75%         6.75%       2065        398      --
Surplus notes............................      7.63%         7.63%       2024         99      99
                                                                                    ----    ----
  Total..................................                                           $900    $506
                                                                                    ====    ====

     On December 8, 2005, RGA issued junior subordinated debentures with a face amount of $400 million. Interest is payable semi-annually at a fixed rate of 6.75% until December 15, 2015. Subsequent to December 15, 2015, interest on these debentures will accrue at an annual rate of 3-month LIBOR plus a margin equal to 266.5 basis points, payable quarterly until maturity in 2065. RGA has the option to defer interest payments, subject to certain limitations. In addition, interest payments are mandatorily deferred if RGA does not meet specified capital adequacy, net income and shareholders' equity levels. Upon an optional or mandatory deferral, RGA is not permitted to pay common stock dividends or make payments of interest or principal on securities which rank equal or junior to the subordinated debentures, until the accrued and unpaid interest on the subordinated debentures is paid. The subordinated debentures are redeemable at RGA's option.

     Unsecured senior debt ranks highest in priority and consists of senior notes, fixed rate notes, other notes with varying interest rates, followed by subordinated debt which consists of junior subordinated debentures and surplus notes. Payments of interest and principal on the Company's surplus notes which are subordinate to all other debt may be made only with the prior approval of the insurance department of the state of domicile.

     The aggregate maturities of long-term debt as of December 31, 2005 for the next five years are $126 million in 2006, $26 million in 2007, less than $1 million in 2008 and 2009, $50 million in 2010 and $698 million thereafter.

Credit Facilities and Letters of Credit

     RGA maintains committed and unsecured credit facilities aggregating $652 million as of December 31, 2005. When drawn upon, these facilities bear interest at varying rates in accordance with respective agreements. The following table provides details on these facilities as of December 31, 2005:

                                                               LETTER OF CREDIT                UNUSED
BORROWER(S)                          EXPIRATION     CAPACITY      ISSUANCES       DRAWDOWN   COMMITMENTS
-----------                        --------------   --------   ----------------   --------   -----------
                                                                       (IN MILLIONS)
RGA..............................  January 2006       $ 26           $ --           $ 26        $ --
RGA..............................  May 2007             26             --             26          --
RGA..............................  September 2010      600            320             50         230
                                                      ----           ----           ----        ----
Total............................                     $652           $320           $102        $230
                                                      ====           ====           ====        ====

     At December 31, 2005 and 2004, RGA had outstanding $457 million and $403 million, respectively, in letters of credit from various banks, of which $320 million and $0, respectively, were part of committed facilities.

     Certain of RGA's debt agreements contain financial covenant restrictions related to, among others, liens, the issuance and disposition of stock of restricted subsidiaries, minimum requirements of consolidated net worth,

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES maximum ratios of debt to capitalization, change of control provisions, and minimum rating requirements. A material ongoing covenant default could require immediate payment of the amount due, including principal, under the various agreements. Additionally, RGA's debt agreements contain cross-default covenants, which would make outstanding borrowings immediately payable in the event of a material uncured covenant default under any of the agreements, including, but not limited to, non-payment of indebtedness when due for amounts greater than $10 million, or $25 million depending on the agreement, bankruptcy proceedings, and any other event which results in the acceleration of the maturity of indebtedness. As of December 31, 2005, RGA had $800 million in outstanding borrowings under its debt agreements and was in compliance with all covenants under those agreements. The ability of RGA to make debt principal and interest payments depends on the earnings and surplus of subsidiaries, investment earnings on undeployed capital proceeds, and RGA's ability to raise additional funds.

     RGA guarantees the payment of amounts outstanding under the credit facility maintained by its subsidiary operation in Australia. The total amount of debt outstanding, subject to the guarantee, as of December 31, 2005 was $26 million.

Other

     Interest expense related to the Company's indebtedness included in other expenses was $50 million, $49 million and $48 million for the years ended December 31, 2005, 2004 and 2003, respectively.

7. SHARES SUBJECT TO MANDATORY REDEMPTION AND COMPANY-OBLIGATED MANDATORILY REDEEMABLE SECURITIES OF SUBSIDIARY TRUSTS

     In December 2001, RGA, through its wholly-owned trust, RGA Capital Trust I (the "Trust"), issued 4,500,000 Preferred Income Equity Redeemable Securities ("PIERS") Units. Each PIERS unit consists of (i) a preferred security issued by the Trust, having a stated liquidation amount of $50 per unit, representing an undivided beneficial ownership interest in the assets of the Trust, which consist solely of junior subordinated debentures issued by RGA which have a principal amount at maturity of $50 and a stated maturity of March 18, 2051; and
(ii) a warrant to purchase, at any time prior to December 15, 2050, 1.2508 shares of RGA stock at an exercise price of $50. The fair market value of the warrant on the issuance date was $14.87 and is detachable from the preferred security. RGA fully and unconditionally guarantees, on a subordinated basis, the obligations of the Trust under the preferred securities. The preferred securities and subordinated debentures were issued at a discount (original issue discount) to the face or liquidation value of $14.87 per security. The securities will accrete to their $50 face/liquidation value over the life of the security on a level yield basis. The weighted average effective interest rate on the preferred securities and the subordinated debentures is 8.25% per annum. Capital securities outstanding were $159 million and $158 million, net of unamortized discount of $66 million and $67 million at December 31, 2005 and 2004, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

8.  INCOME TAXES

     The provision for income taxes from continuing operations was as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2005      2004      2003
                                                              ------    ------    ------
                                                                    (IN MILLIONS)
Current:
  Federal...................................................   $ 23       $(7)      $29
  Foreign...................................................     70         4         1
                                                               ----       ---       ---
                                                                 93        (3)       30
Deferred:
  Federal...................................................    (31)       70         7
  Foreign...................................................      4         6         9
                                                               ----       ---       ---
                                                                (27)       76        16
                                                               ----       ---       ---
Provision for income taxes..................................   $ 66       $73       $46
                                                               ====       ===       ===

     Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes as reported for continuing operations were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              -------------------------
                                                              2005      2004      2003
                                                              -----     -----     -----
                                                                    (IN MILLIONS)
Tax provision at U.S. statutory rate........................   $72       $78       $52
Tax effect of:
  Foreign tax rate differing from U.S. tax rate.............    (2)       (1)       (1)
  Tax preferred investment income...........................    --        (1)       (1)
  Tax credits...............................................    (1)       (3)       (5)
  State tax net of federal benefit..........................     1         1         1
  Corporate owned life insurance............................    (1)       (2)       (2)
  Valuation allowance for carryforward items................    (2)       (2)        1
  Other, net................................................    (1)        3         1
                                                               ---       ---       ---
  Provision for income taxes................................   $66       $73       $46
                                                               ===       ===       ===

     The Company has been audited by the Internal Revenue Service for the years through and including 2000. The Company believes that any adjustments that might be required for open years will not have a material effect on the Company's consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Deferred income taxes represent the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                               DECEMBER 31,
                                                              ---------------
                                                               2005     2004
                                                              ------   ------
                                                               (IN MILLIONS)
Deferred income tax assets:
  Policyholder liabilities and receivables..................  $   --   $  314
  Employee benefits.........................................      28       36
  Loss and credit carryforwards.............................     728      333
  Other, net................................................      51       78
                                                              ------   ------
                                                                 807      761
  Less valuation allowance..................................       5        9
                                                              ------   ------
                                                                 802      752
                                                              ------   ------
Deferred income tax liabilities:
  Deferred policy acquisition costs.........................   1,002    1,024
  Policyholder liabilities and receivables..................     137       --
  Investments...............................................      39       22
  Net unrealized investment gains...........................     311      250
  Other, net................................................       9       91
                                                              ------   ------
                                                               1,498    1,387
                                                              ------   ------
Net deferred income tax liability...........................  $ (696)  $ (635)
                                                              ======   ======

     The Company has not recognized a deferred tax liability for the undistributed earnings of its wholly owned domestic and foreign subsidiaries, except for RGA International Reinsurance Company Ltd., because the Company currently does not expect those unremitted earnings to become taxable to the Company in the foreseeable future. This is due to the fact that the unremitted earnings will not be repatriated in the foreseeable future, or because those unremitted earnings that may be repatriated will not be taxable through the application of tax planning strategies that management would utilize.

     The Company believes that it is more likely than not that the deferred income tax assets established will be realized except for the amount of the valuation allowance. A valuation allowance for deferred income tax assets of approximately $5 million and $9 million at December 31, 2005 and 2004, respectively, was provided on the net operating losses and capital losses of General American Argentina Seguros de Vida, S.A., RGA South Africa Holdings, and RGA Financial Products. At December 31, 2005, the Company's subsidiaries had net operating loss carryforwards of $1,630 million and capital loss carryforwards of $163 million. The remaining loss carryforwards are expected to be utilized during the period allowed.

9.  CONTINGENCIES, COMMITMENTS AND GUARANTEES

CONTINGENCIES

LITIGATION

     Over the past several years, the Company has faced numerous claims, including class action lawsuits, alleging improper marketing and sales of individual life insurance policies or annuities. These lawsuits are generally referred to as "sales practices claims".

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     A federal court has approved a settlement resolving sales practices claims on behalf of a class of owners of permanent life insurance policies issued by the Company between January 1, 1982 through December 31, 1996. An appellate court has affirmed the order approving the settlement. The class includes owners of approximately 250,000 in-force or terminated policies.

     Certain class members have opted out of the class action settlement noted above and have brought or continued non-class action sales practices lawsuits. In addition, other sales practices lawsuits have been brought. As of December 31, 2005, there are approximately 34 sales practice lawsuits pending against the Company. The Company continues to defend itself vigorously against these lawsuits. Some individual sales practices claims have been resolved through settlement, won by dispositive motions, or, in a few instances, have gone to trial. Most of the current cases seek substantial damages, including in some cases punitive and treble damages and attorneys' fees. Additional litigation relating to the Company's marketing and sales of individual life insurance may be commenced in the future.

     The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices claims against the Company.

     Regulatory authorities in a small number of states have had investigations or inquiries relating to the Company's sales of individual life insurance policies or annuities. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief. The Company may continue to resolve investigations in a similar manner.

     A policyholder filed a lawsuit against the Company, its administrator (Paul Revere Life Insurance Company) and Provident Life and Accident Insurance Company in an Arizona state court for damages in connection with the denial of her claim for disability benefits. The defendants removed the case to the United States District Court for the District of Arizona. Following a trial, a jury entered a verdict of approximately $85 million against the defendants. Defendants thereafter filed a motion seeking judgment as a matter of law, or alternatively, a new trial and/or remittitur. On September 16, 2003, the trial court granted the defendants' motion for remittitur, reducing the punitive damages from $79 million to $7 million, and awarding plaintiff $600,000 of the more than $2 million requested in attorneys' fees, but otherwise denied the defendants' post-trial motion. The total amount of the judgment is approximately $14.3 million. The Ninth Circuit affirmed the approximately $14.3 million judgment in its entirety. Pursuant to a reinsurance agreement between the Company and Paul Revere Life Insurance Company, the Company believes its share of the judgment is 20 percent. However, Paul Revere has requested that the Company pay an additional $2.4 million, over and above the 20 percent share. The Company has declined this request. Paul Revere and the Company have agreed to submit the issue to binding arbitration.

     RGA is currently a party to three arbitrations that involve its discontinued accident and health business, including personal accident business (including London market excess of loss business) and workers' compensation carve-out business. RGA is also party to one pending and one threatened arbitration related to its life reinsurance business. In addition, RGA has been joined in a suit filed against one of its ceding companies alleging wrongful denial of a life insurance claim. As of January 31, 2006, the parties involved in these actions have raised claims, or established liabilities that may result in claims, in the amount of approximately $32 million, which is approximately $28 million in excess of the liabilities recorded by RGA. The Company generally has little information regarding any liabilities established by the ceding companies, and must rely on management estimates to establish policy claim liabilities. It is possible that any such liabilities could be increased in the future. Management believes it has substantial defenses upon which to contest these claims, including but not limited to misrepresentation and breach of contract by direct and indirect ceding companies.

     RGA has reinsured privately-owned pension funds that were formed as a result of reform and privatization of Argentina's social security system. RGA ceased renewal of reinsurance treaties associated with privatized pension contracts in Argentina during 2001 because of adverse experience on this business, as several aspects of the pension fund claims flow did not develop as was contemplated when the reinsurance programs were initially priced.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Since 2001, RGA has pursued various courses of action to reduce and eliminate its obligations associated with the reinsurance of Argentine pension accounts. RGA's actions have resulted in one ceding company demanding arbitration and could result in other litigation or arbitrations in the future. However, as of January 2006, RGA had commuted about 95% of its obligations associated with the business and is in discussions with the remaining clients regarding settlement of all obligations under the remaining treaties. Therefore, the risk of litigation or arbitrations in the future has significantly declined. While it is not feasible to predict or determine the ultimate outcome of any such future litigations or arbitrations or provide reasonable ranges of potential losses, it is the opinion of the Company's management, that their outcomes, after consideration of the provisions made in the Company's consolidated financial statements, would not have a material adverse effect on its consolidated financial position.

     Regulatory bodies have contacted the Company and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial services companies as part of industry-wide investigations by various regulatory agencies. The Securities and Exchange Commission ("SEC") has commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through the Company. In May 2004, the Company received a so-called "Wells Notice" stating that the SEC staff is considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against the Company. Under the SEC procedures, the Company can avail itself of the opportunity to respond to the SEC staff before it makes a formal recommendation regarding whether any action alleging violations of the U.S. securities laws should be considered. The Company has responded to the Wells Notice. The Company is fully cooperating with regard to these information requests and investigations. The Company, as of the date of the consolidated financial statements, is not aware of any systemic problems with respect to such matters that may have a material adverse effect on the Company's consolidated financial position.

     MetLife, the ultimate parent of the Company, has received a number of subpoenas and other requests from the Office of the Attorney General of the State of New York seeking, among other things, information regarding and relating to compensation agreements between insurance brokers and MetLife, whether MetLife has provided or is aware of the provision of "fictitious" or "inflated" quotes, and information regarding tying arrangements with respect to reinsurance. Based upon an internal review, MetLife advised the Attorney General for the State of New York that MetLife was not aware of any instance in which MetLife had provided a "fictitious" or "inflated" quote. MetLife also has received subpoenas, including sets of interrogatories, from the Office of the Attorney General of the State of Connecticut seeking information and documents including contingent commission payments to brokers and MetLife's awareness of any "sham" bids for business. MetLife also has received a Civil Investigative Demand from the Office of the Attorney General for the State of Massachusetts seeking information and documents concerning bids and quotes that MetLife submitted to potential customers in Massachusetts, the identity of agents, brokers, and producers to whom MetLife submitted such bids or quotes, and communications with a certain broker. MetLife has received two subpoenas from the District Attorney of the County of San Diego, California. The subpoenas seek numerous documents including incentive agreements entered into with brokers. The Florida Department of Financial Services and the Florida Office of Insurance Regulation also have served subpoenas on MetLife asking for answers to interrogatories and document requests concerning topics that include compensation paid to intermediaries. The Office of the Attorney General for the State of Florida has also served a subpoena on MetLife seeking, among other things, copies of materials produced in response to the subpoenas discussed above. MetLife has received a subpoena from the Office of the U.S. Attorney for the Southern District of California asking for documents regarding the insurance broker, Universal Life Resources. The Insurance Commissioner of Oklahoma has served a subpoena, including a set of interrogatories, on MetLife seeking, among other things, documents and information concerning the compensation of insurance producers for insurance covering Oklahoma entities and persons. The Ohio Department of Insurance has requested documents regarding a broker and certain Ohio public entity groups. MetLife continues to cooperate fully with these inquiries and is responding to the subpoenas and other requests. MetLife is continuing to conduct an internal review of its commission payment practices.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The California Insurance Commissioner is suing in California state court Metropolitan Life, Paragon Life Insurance Company, a subsidiary of the Company, and other companies alleging that the defendants violated certain provisions of the California Insurance Code. Another broker-related action against Paragon Life is pending in a multi-district proceeding established in the federal district court in the District of New Jersey. In this proceeding, plaintiffs have filed an amended class action complaint consolidating the claims from separate actions that had been filed in or transferred to the District of New Jersey. The consolidated amended complaint alleges that MetLife, Inc., Metropolitan Life, Paragon Life and several other insurance companies and several insurance brokers violated RICO, ERISA, and antitrust laws and committed other misconduct in the context of providing insurance to employee benefit plans and to persons who participate in such employee benefit plans. Plaintiffs seek to represent classes of employers that established employee benefit plans and persons who participated in such employee benefit plans. A motion for class certification has been filed. The Company intends to vigorously defend these cases.

     In addition to those discussed above, regulators and others have made a number of inquiries of the insurance industry regarding industry brokerage practices and related matters and other inquiries may begin. It is reasonably possible that additional subpoenas, interrogatories, requests and lawsuits will be received. The Company and MetLife will fully cooperate with all regulatory inquiries and intend to vigorously defend all lawsuits.

     Various litigation, claims and assessments against the Company, in addition to those discussed above and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

Summary

     It is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, except as noted above in connection with specific matters. In some of the matters referred to above, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's consolidated financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

COMMITMENTS

LEASES

     In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants is contingent upon the level of the tenants' sales revenues. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future minimum rental income, and minimum gross rental payments relating to these lease agreements were as follows:

                                                                        GROSS
                                                              RENTAL    RENTAL
                                                              INCOME   PAYMENTS
                                                              ------   --------
                                                                (IN MILLIONS)
2006........................................................   $10       $ 7
2007........................................................   $ 6       $ 6
2008........................................................   $ 5       $ 5
2009........................................................   $ 2       $ 4
2010........................................................   $ 1       $ 3
Thereafter..................................................   $ 2       $12

COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were less than $1 million at both December 31, 2005 and 2004. The Company anticipates that these amounts will be invested in the partnerships over the next three to five years.

MORTGAGE LOAN COMMITMENTS

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $26 million and $17 million at December 31, 2005 and 2004, respectively.

OTHER COMMITMENTS

     On December 12, 2005, RGA repurchased 1.6 million shares of its outstanding common stock at an aggregate price of approximately $76 million under an accelerated share repurchase agreement with a major bank. The bank borrowed the stock sold to RGA from third parties and is purchasing the shares in the open market over the subsequent few months to return to the lenders. RGA will either pay or receive an amount based on the actual amount paid by the bank to purchase the shares. These repurchases resulted in an increase in the Company's ownership percentage of RGA to approximately 53% at December 31, 2005 from approximately 52% at December 31, 2004. In February, 2006, the final purchase price was determined, resulting in a cash settlement substantially equal to the aggregate cost. RGA recorded the initial repurchase of shares as treasury stock and recorded the amount received as an adjustment to the cost of treasury stock.

GUARANTEES

     In the course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from $2 million to $10 million, with a cumulative maximum of $15 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount due under these guarantees in the future.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies other of its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount due under these indemnities in the future.

     The fair value of the remaining indemnities, guarantees and commitments entered into during 2005 was insignificant and thus, no liabilities were recorded. The Company's recorded liability at December 31, 2005 and 2004 for indemnities, guarantees and commitments is insignificant.

INSOLVENCY ASSESSMENTS

     Most of the jurisdictions in which the Company is admitted to transact business require life insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed insurer engaged. Some states permit insurers to recover assessments paid through full or partial premium tax offsets. Assessments levied against the Company from January 1, 2003 through December 31, 2005 aggregated $100 thousand. The Company maintained a liability of $5 million and a related asset for premium tax offsets of $4 million at December 31, 2005 for future assessments in respect of currently impaired, insolvent or failed insurers.

     In the past five years, none of the aggregate assessments levied against the Company has been material. The Company has established liabilities for guaranty fund assessments that it considers adequate for assessments with respect to insurers that are currently subject to insolvency proceedings.

10.  EMPLOYEE BENEFIT PLANS

PENSION PLANS AND OTHER BENEFIT PLANS

     Prior to January 1, 2003, General American, directly or through a wholly-owned subsidiary, was the sponsor and administrator of a qualified and several non-qualified defined benefit pension plans covering eligible employees. On December 31, 2002, the qualified plan was merged into the Metropolitan Life Retirement Plan for United States Employees (the "MetLife Plan"), a qualified defined benefit pension plan sponsored and administered by Metropolitan Life. The Company has no legal obligation for benefits under the MetLife Plan.

     On January 1, 2003, substantially all employees of the Company who are now covered under the MetLife Plan also became employees of certain subsidiaries of MetLife. Certain of these employees continue to be provided to the Company and therefore the Company is allocated expenses associated with the pension benefits offered to these employees. The Company's share of such allocated expenses included in the accompanying consolidated financial statements was $8 million, $8 million and $10 million for the years ended December 31, 2005, 2004 and 2003, respectively. In addition, certain retired employees of the Company are provided postretirement health care and life insurance benefits through a plan sponsored by Metropolitan Life. As the Company has no legal obligation for benefits under this plan, the assets and obligations are not included in the accompanying consolidated financial statements and additional disclosures below. However, the Company is allocated expenses related to the postretirement benefits offered to the retirees of the Company. The Company's allocated share of expenses related

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES to these postretirement benefits and included in the accompanying consolidated financial statements was $3 million, $2 million and $3 million for the years ended December 31 2005, 2004 and 2003, respectively.

     General American, or its subsidiaries, continues as sponsor of the non-qualified defined benefit pension plans. Accordingly, the obligations and related net periodic expense associated with these plans are included in the accompanying consolidated financial statements and the additional disclosures below. These non-qualified plans have ceased accepting new participants. Participants with accrued benefits continue to earn vesting service while they are employed, but are not accruing additional benefits in the plan.

     RGA also sponsors a separate qualified defined benefit pension plan for its eligible employees. Employees of RGA may also become eligible for certain qualified postretirement health care and life insurance benefits if they attain retirement age, with sufficient service, while working for RGA. The assets and obligations of the RGA plans, along with the related net periodic expense, are included in the accompanying consolidated financial statements and additional disclosures below.

                                                                         DECEMBER 31,
                                                              -----------------------------------
                                                              PENSION BENEFITS    OTHER BENEFITS
                                                              -----------------   ---------------
                                                               2005      2004      2005     2004
                                                              -------   -------   ------   ------
                                                                         (IN MILLIONS)
Change in projected benefit obligation:
Projected benefit obligation at beginning of year...........   $ 53      $ 48      $  9     $ 5
  Service cost..............................................      2         2         1       1
  Interest cost.............................................      3         3        --      --
  Actuarial losses (gains)..................................      5         2        --       3
  Benefits paid.............................................     (3)       (2)       --      --
                                                               ----      ----      ----     ---
Projected benefit obligation at end of year.................     60        53        10       9
                                                               ----      ----      ----     ---
Change in plan assets:
Contract value of plan assets at beginning of year..........     14        10        --      --
  Actual return on plan assets..............................     --         1        --      --
  Employer contribution.....................................      2         3        --      --
                                                               ----      ----      ----     ---
Contract value of plan assets at end of year................     16        14        --      --
                                                               ----      ----      ----     ---
Underfunded.................................................    (44)      (39)      (10)     (9)
Unrecognized net actuarial losses (gains)...................     23        19         4       4
Unrecognized prior service cost.............................    (20)      (22)       --      --
                                                               ----      ----      ----     ---
Accrued benefit cost........................................   $(41)     $(42)     $ (6)    $(5)
                                                               ====      ====      ====     ===
Qualified plan prepaid pension cost.........................   $ (2)     $ (1)     $ --     $--
Non-qualified plan accrued pension cost.....................    (46)      (47)       (6)     (5)
Accumulated other comprehensive income......................      7         6        --      --
                                                               ----      ----      ----     ---
Accrued benefit cost........................................   $(41)     $(42)     $ (6)    $(5)
                                                               ====      ====      ====     ===

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The aggregate projected benefit obligation and aggregate fair value of plan assets for the pension plans were as follows:

                                                                        NON-QUALIFIED
                                                      QUALIFIED PLAN        PLAN           TOTAL
                                                      ---------------   -------------   -----------
                                                       2005     2004    2005    2004    2005   2004
                                                      ------   ------   -----   -----   ----   ----
                                                                      (IN MILLIONS)
Aggregate fair value of plan assets.................   $16      $14     $ --    $ --    $ 16   $ 14
Aggregate projected benefit obligation..............    22       18       38      35      60     53
                                                       ---      ---     ----    ----    ----   ----
Underfunded.........................................   $(6)     $(4)    $(38)   $(35)   $(44)  $(39)
                                                       ===      ===     ====    ====    ====   ====

     The accumulated benefit obligation, for all defined benefit pension plans, was $53 million and $48 million at December 31, 2005 and 2004, respectively. The projected benefit obligation exceeded assets for all pension and postretirement plans at December 31, 2005 and 2004.

     The components of net periodic benefit cost were as follows:

                                                  PENSION BENEFITS      OTHER BENEFITS
                                                 ------------------   -------------------
                                                 2005   2004   2003   2005   2004   2003
                                                 ----   ----   ----   ----   ----   -----
                                                              (IN MILLIONS)
Service cost...................................  $ 2    $ 2    $ 1    $ 1    $ 1    $  --
Interest cost..................................    3      3      3     --     --       --
Expected return on plan assets.................   (1)    (1)    (1)    --     --       --
Amortization of prior actuarial losses
  (gains)......................................    1      1      1     --     --       --
Amortization of prior service cost.............   (2)    (2)    (2)    --     --       --
                                                 ---    ---    ---    ---    ---    -----
Net periodic benefit (credit) cost.............  $ 3    $ 3    $ 2    $ 1    $ 1    $  --
                                                 ===    ===    ===    ===    ===    =====

ASSUMPTIONS

     Assumptions used in determining the obligations were as follows:

                                                                DECEMBER 31,
                                                     -----------------------------------
                                                     PENSION BENEFITS    OTHER BENEFITS
                                                     -----------------   ---------------
                                                      2005      2004      2005     2004
                                                     -------   -------   ------   ------
Weighted average discount rate.....................  5.77%     5.92%     5.75%    6.00%
Rate of compensation increase......................  4%-8%     4%-8%      N/A      N/A

     The assumptions used in determining net periodic benefit cost were as follows:

                                                     DECEMBER 31,
                                     ---------------------------------------------
                                       PENSION BENEFITS         OTHER BENEFITS
                                     ---------------------   ---------------------
                                     2005    2004    2003    2005    2004    2003
                                     -----   -----   -----   -----   -----   -----
Weighted average discount rate.....  5.76%   5.46%   6.75%   5.75%   6.50%   6.50%
Expected return on plan assets.....  8.50%   8.50%   8.75%    N/A     N/A     N/A
Rate of compensation increase......  4%-8%   4%-8%   4%-8%    N/A     N/A     N/A

     The discount rate is based on the yield of a hypothetical portfolio of high-quality debt instruments available on the valuation date, measured on a yield to worst basis, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due. The expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan asset by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES return derived using this approach will fluctuate from year to year, the Company's policy is to hold long-term assumptions constant as it remains within reasonable tolerance from the derived rate.

     The assumed health care cost trend rates used in measuring the accumulated postretirement benefit obligation were as follows:

                                                        DECEMBER 31,
                                       -----------------------------------------------
                                                2005                     2004
                                       ----------------------   ----------------------
Pre-Medicare eligible claims.........  11% down to 5% in 2012   12% down to 5% in 2012
Medicare eligible claims.............  11% down to 5% in 2012   12% down to 5% in 2012

     Assumed health care cost trend rates may have a significant effect on the amounts reported for health care plans. A one-percentage point change in assumed health care cost trends would have the following effects:

                                                    ONE PERCENT INCREASE   ONE PERCENT DECREASE
                                                    --------------------   --------------------
                                                                   (IN MILLIONS)
Effect on total of service and interest cost
  components......................................         $  --                   $--
Effect on accumulated postretirement benefit
  obligation......................................         $   2                   $(2)

PLAN ASSETS

     The weighted average allocation of pension plan assets is as follows:

                                                              DECEMBER 31,
                                                              -------------
                                                              2005    2004
                                                              -----   -----
ASSET CATEGORY
Equity securities...........................................    75%     76%
Fixed maturities............................................    25%     24%
                                                               ---     ---
  Total.....................................................   100%    100%
                                                               ===     ===

     The weighted average target allocation of pension plan assets for 2006 is as follows:

                                                               PENSION
                                                               BENEFITS
                                                               --------
ASSET CATEGORY
Equity securities...........................................      75%
Fixed maturities............................................      25%

     Target allocations of assets are determined with the objective of maximizing returns and minimizing volatility of net assets through adequate asset diversification. Adjustments are made to target allocations based on an assessment of the impact of economic factors and market conditions.

CASH FLOWS

     The Company expects to contribute $7 million to its pension plan and $136 thousand to its other benefit plans during 2006.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Gross benefit payments for the next ten years, which reflect expected future service, as appropriate, are expected to be as follows:

                                                            PENSION BENEFITS   OTHER BENEFITS
                                                            ----------------   --------------
                                                                      (IN MILLIONS)
2006......................................................        $ 5              $  --
2007......................................................        $ 4              $  --
2008......................................................        $ 4              $  --
2009......................................................        $ 5              $  --
2010......................................................        $ 5              $  --
2011-2015.................................................        $30              $   2

SAVINGS AND INVESTMENT PLANS

     The Company and MetLife sponsor savings and investment plans for substantially all employees under which the Company matches a portion of employee contributions. The Company contributed $3 million, $2 million and $2 million to these plans during the years ended December 31, 2005, 2004 and 2003, respectively.

11.  EQUITY

PARENT'S INTEREST IN PREFERRED STOCK OF A SUBSIDIARY

     On December 16, 2003, MetLife Inc. transferred 2,532,600 shares of common stock of RGA to Equity Intermediary Company ("EIC"), a subsidiary of the Company, in exchange for 93,402 shares of Series A Cumulative Preferred Stock ("the Preferred Shares"). Holders of the Preferred Shares are entitled to receive cumulative cash dividends at the annual applicable rate of 7% times the Liquidation Preference of $1,000 per share payable quarterly, when and if declared by the Board of Directors. Holders of the Preferred Shares have no voting rights, except as required by applicable law. The Preferred Shares rank senior to the common stock.

     In December 2004, MetLife contributed the 93,402 Preferred Shares of EIC to the Company. Upon the dissolution of EIC, the Company retired the shares and recorded a contribution of capital of $93 million from GenAmerica.

DIVIDEND RESTRICTIONS

     The Company and its insurance subsidiaries are subject to limitations on the payment of dividends to their parents. Generally, dividends during any year may not be paid, without prior regulatory approval, in excess of the greater of:
(i) 10% of the insurance subsidiaries' statutory surplus as of the immediately preceding calendar year or (ii) the insurance subsidiaries' statutory gain from operations for the preceding year (excluding realized investment gains). The Company paid to GenAmerica stockholder dividends in the amount of $13 million, $40 million and $1 million for the years ended December 31, 2005, 2004 and 2003. As of December 31, 2005, the maximum amount of the dividend, which may be paid to GenAmerica from the Company in 2006, without prior regulatory approval, is $167 million.

STATUTORY EQUITY AND INCOME

     Each insurance company's state of domicile imposes minimum risk-based capital requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES action. Each of the Holding Company's U.S. insurance subsidiaries exceeded the minimum risk-based capital requirements for all periods presented herein.

     The NAIC adopted the Codification of Statutory Accounting Principles ("Codification") in 2001. Codification was intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. The Missouri State Department of Insurance (the "Department") has fully adopted Codification for the preparation of statutory financial statements of insurance companies domiciled in Missouri. The impact of adoption did not materially impact statutory capital and surplus. Modifications by state insurance departments may impact the effect of Codification on the statutory capital and surplus of the Company.

     Statutory accounting practices differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis.

     Statutory net loss of General American Life Insurance Company, a Missouri domiciled insurer, was $34 million, $80 million and $151 million for the years ended December 31, 2005, 2004 and 2003, respectively. Statutory capital and surplus, as filed with the Department, was $1,677 million and $1,297 million at December 31, 2005 and 2004, respectively.

OTHER COMPREHENSIVE INCOME

     The following table sets forth the reclassification adjustments required for the years ended December 31, 2005, 2004 and 2003 in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                              YEARS ENDED DECEMBER 31,
                                                              -------------------------
                                                               2005     2004     2003
                                                              ------   ------   -------
                                                                    (IN MILLIONS)
Holding gains on investments arising during the year........   $123     $210     $ 242
Income tax effect of holding gains..........................    (55)     (88)     (111)
Reclassification adjustments:
  Recognized holding losses included in current year
     income.................................................    (21)     (89)      (54)
  Amortization of premium and accretion of discounts
     associated with investments............................     (8)     (14)      (45)
  Income tax effect.........................................     15       43        45
Allocation of holding gains (losses) on investments relating
  to other policyholder amounts.............................     42       77       (10)
Income tax effect of allocation of holding gains (losses) to
  other policyholder amounts................................    (21)     (32)        5
                                                               ----     ----     -----
Net unrealized investment gains.............................     75      107        72
Foreign currency translation adjustment.....................      3       14        25
Minimum pension liability adjustment........................      2       (1)       (5)
                                                               ----     ----     -----
Other comprehensive income..................................   $ 80     $120     $  92
                                                               ====     ====     =====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

12.  OTHER EXPENSES

     Other expenses were comprised of the following:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                              2005     2004     2003
                                                             ------   ------   ------
                                                                  (IN MILLIONS)
Compensation...............................................  $   39   $   46   $   68
Commissions................................................     493    1,076      959
Interest and debt issue costs..............................      50       48       44
Amortization of policy acquisition costs...................     697      495      448
Capitalization of policy acquisition costs.................    (649)    (960)    (958)
Minority interest..........................................     164      162      132
Other......................................................     353      389      380
                                                             ------   ------   ------
  Total other expenses.....................................  $1,147   $1,256   $1,073
                                                             ======   ======   ======

13.  ACQUISITIONS AND DISPOSITIONS

     In March, 2005, the Company dissolved its wholly owned subsidiary, GenAmerican Management Corporation, into its parent.

     In March 2005, the Company sold its White Oak and Krisman subsidiaries to Metropolitan Life. The amount received below book value was recorded as a return of capital to Metropolitan Life of $7 million. Total assets and total liabilities of the entities sold at December 31, 2004 were $40 million and $3 million, respectively. Total revenues of the entities sold included in the Company's consolidated revenues were $7 million and ($1) million for the years ended December 31, 2004 and 2003, respectively.

     In December 2004, EIC, a wholly owned subsidiary of the Company, was dissolved. See Note 11.

     In September 2003, RGA announced a coinsurance agreement under which it assumed the traditional U.S. life insurance business of Allianz Life Insurance Company of North America. The transaction closed during the fourth quarter of 2003 with an effective date retroactive to July 1, 2003. The transaction added approximately $278 billion of life insurance in-force, $246 million of premiums and $11 million of pre-tax income, excluding minority interest expense, to the fourth quarter of 2003.

14.  DISCONTINUED OPERATIONS

REAL ESTATE

     The Company actively manages its real estate portfolio with the objective of maximizing earnings through selective acquisitions and dispositions. Income related to real estate classified as held-for-sale or sold is presented in discontinued operations. These assets are carried at the lower of depreciated cost or fair value less expected disposition costs.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The following table presents the components of income from discontinued real estate operations:

                                                              YEARS ENDED DECEMBER 31,
                                                              -------------------------
                                                              2005      2004      2003
                                                              -----     -----     -----
                                                                    (IN MILLIONS)
Investment income...........................................   $--       $ 2       $--
Investment expense..........................................    --        (1)       (1)
Net investment gains (losses)...............................    --        --        (1)
                                                               ---       ---       ---
  Total revenues............................................    --         1        (2)
Provision for income taxes..................................    --        --         1
                                                               ---       ---       ---
  Income (loss) from discontinued operations net of income
     tax....................................................   $--       $ 1       $(1)
                                                               ===       ===       ===

     There was no real estate related to discontinued operations at December 31, 2005 and 2004.

15.  FAIR VALUE INFORMATION

     The estimated fair values of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

     Amounts related to the Company's financial instruments were as follows:

                                                           NOTIONAL   CARRYING   ESTIMATED
                                                            AMOUNT     VALUE     FAIR VALUE
                                                           --------   --------   ----------
DECEMBER 31, 2005                                                   (IN MILLIONS)
Assets:
  Fixed maturities.......................................             $15,086     $15,086
  Equity securities......................................             $   201     $   201
  Mortgage loans on real estate..........................             $   896     $   898
  Policy loans...........................................             $ 2,645     $ 2,645
  Short-term investments.................................             $   153     $   153
  Cash and cash equivalents..............................             $   268     $   268
  Mortgage loan commitments..............................    $26      $    --     $    --
Liabilities:
  Policyholder account balances..........................             $ 6,868     $ 6,235
  Long-term debt.........................................             $   900     $   953
  Shares subject to mandatory redemption.................             $   159     $   228
  Payables for collateral under securities loaned and
     other transactions..................................             $ 1,383     $ 1,383

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                           NOTIONAL   CARRYING   ESTIMATED
                                                            AMOUNT     VALUE     FAIR VALUE
                                                           --------   --------   ----------
DECEMBER 31, 2004                                                   (IN MILLIONS)
Assets:
  Fixed maturities.......................................             $13,912     $13,912
  Equity securities......................................             $   178     $   178
  Mortgage loans on real estate..........................             $ 1,090     $ 1,133
  Policy loans...........................................             $ 2,625     $ 2,625
  Short-term investments.................................             $    86     $    86
  Cash and cash equivalents..............................             $   372     $   372
  Mortgage loan commitments..............................    $17      $    --     $    --
Liabilities:
  Policyholder account balances..........................             $ 6,301     $ 5,808
  Long-term debt.........................................             $   506     $   540
  Shares subject to mandatory redemption.................             $   158     $   223
  Payables for collateral under securities loaned and
     other transactions..................................             $ 1,461     $ 1,461

     The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

FIXED MATURITIES AND EQUITY SECURITIES

     The fair value of fixed maturity and equity securities are based upon quotations published by applicable stock exchanges or received from other reliable sources. For securities for which the market values were not readily available, fair values were estimated using quoted market prices of comparable investments.

MORTGAGE LOANS ON REAL ESTATE AND MORTGAGE LOAN COMMITMENTS

     Fair values for mortgage loans on real estate are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. For mortgage loan commitments, the estimated fair value is the net premium or discount of the commitments.

POLICY LOANS

     The carrying values for policy loans approximate fair value.

CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

     The carrying values for cash and cash equivalents and short-term investments approximated fair values due to the short-term maturities of these instruments.

POLICYHOLDER ACCOUNT BALANCES

     The fair value of policyholder account balances which have final contractual maturities are estimated by discounting expected future cash flows based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued. The fair value of policyholder account balances which do not have final contractual maturities are assumed to equal their current net surrender value.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

LONG-TERM DEBT AND SHARES SUBJECT TO MANDATORY REDEMPTION

     The fair values of long-term debt and shares subject to mandatory redemption are determined by discounting expected future cash flows using risk rates currently available for debt with similar terms and remaining maturities.

PAYABLES UNDER SECURITIES LOANED AND OTHER TRANSACTIONS

     The carrying values for payables under securities loaned and other transactions approximate fair value.

DERIVATIVE FINANCIAL INSTRUMENTS

     The fair value of derivative instruments are based upon quotations obtained from dealers or other reliable sources. See Note 3 for derivative fair value disclosures.

16.  RELATED PARTY TRANSACTIONS

     Effective September 30, 2005, the Company recaptured its reinsurance agreement with Missouri Reinsurance (Barbados) Inc. ("Missouri"), an affiliate. This agreement ceded, on a coinsurance basis, all business owned life insurance policies. As a result of the recapture of this agreement, the Company paid a recapture fee of $15 million to Missouri and $276 million in assets supporting the liabilities on this treaty were transferred from Missouri to the Company.

     Effective January 1, 2005, the Company entered into a reinsurance agreement to cede an in force block of business to MetLife Investors USA Insurance Company ("MLI USA"), an affiliate. This agreement covered certain term and universal life policies issued by the Company on and after January 1, 2000 through December 31, 2004. This agreement also covers certain term and universal life policies issued on or after January 1, 2005. Under this agreement, the Company transferred $797 million of liabilities and $411 million in assets to MLI USA related to the policies in force as of December 31, 2004. As a result of the transfer of assets, the Company recognized a realized gain of $20 million, net of income taxes. The Company also received and deferred 100% of a $386 million ceding commission resulting in no gain or loss on the transfer of the in force business as of January 1, 2005. For the policies issued on or after January 1, 2005, the Company ceded premiums and related fees of $192 million and ceded benefits and related costs of $143 million for the year ended December 31, 2005. Reinsurance recoverables, included in premiums and other receivables, related to this reinsurance agreement as of December 31, 2005 were $932 million.

     Effective January 1, 2005, the Company recaptured its reinsurance agreement with Exeter Reassurance Company, Ltd., an affiliate. This agreement ceded, on a modified co-insurance basis, certain policies issued by the Company with universal life secondary guarantees. There was no recapture fee paid since the terms of the recapture agreement for this treaty resulted in no fees due to either party. The recapture of this agreement resulted in a pre-tax gain of $1 million for the year ended December 31, 2005.

     On December 23, 2004, the Company dissolved its wholly owned subsidiary, EIC. Prior to the dissolution, EIC had preferred stock issued and outstanding held by MetLife. Upon dissolution, MetLife contributed the preferred shares to the Company through its parent in the form of a capital contribution for $93 million.

     In 2003, the Company received a non-cash capital contribution of $131 million associated with Metropolitan Life's transfer of the outstanding shares of RGA common stock to EIC.

     Effective January 2001, the Company entered into a financial reinsurance agreement with Metropolitan Life. Metropolitan Life assumes substantially all of the Company's supplementary contracts without life contingencies. The Company had policyholder account balances and corresponding recoverables from reinsurers, in premiums and other receivables, for the same amounts of $143 million and $146 million at December 31, 2005 and 2004 respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     RGA has reinsurance transactions with Metropolitan Life and certain of its subsidiaries. Under these agreements, RGA reflected net assumed premiums of approximately $189 million, $127 million and $119 million in 2005, 2004 and 2003, respectively. The earned premiums reflect the net of business assumed from and ceded to Metropolitan Life and its subsidiaries. The pre-tax income on this business was approximately $10 million, $27 million and $12 million in 2005, 2004 and 2003, respectively.

     Under the terms of a master service agreement with Metropolitan Life, the Company and its subsidiaries paid $5 million, $7 million and $6 million in investment management fees and $87 million, $110 million and $100 million for other administrative services in 2005, 2004 and 2003, respectively. The Company had $976 million and $519 million of receivables with affiliates as of December 31, 2005 and 2004, respectively.

     At December 31, 2005, the Company held no assets in the Metropolitan Money Market Pool of affiliated companies. At December 31, 2004, the Company held $44 million of assets in the Metropolitan Money Market Pool of affiliated companies. These amounts are recorded as short-term investments on the consolidated balance sheets of the Company.

     In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. The Company transferred assets with a cost or amortized cost and fair market value of $464 million and $495 million, and $191 million and $198 million, for the years ended December 31, 2005 and 2004, respectively. The realized capital gains (losses) recognized on those transfers were $31 million and $7 million for the years ended December 31, 2005 and 2004, respectively. There were no assets transferred for the year ended December 31, 2003. The Company purchased assets from affiliates with a fair market value of $382 million and $7 million for the years ended December 31, 2005 and 2004, respectively.

     These transactions are based upon agreed upon amounts that might differ from amounts that would be charged if such transactions were among third parties.

     Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

17.  SUBSEQUENT EVENTS

     On May 1, 2006, the Company sold its wholly owned subsidiary, Paragon, to its ultimate parent, MetLife. Immediately following the sale, MetLife merged Paragon with and into Metropolitan Life. The Company received consideration of approximately $76 million for Paragon. At December 31, 2005, Paragon had total assets of $727 million, total liabilities of $643 million, and net income of $7 million.

     On June 28, 2006, a subsidiary of RGA, Timberlake Financial L.L.C. completed an offering of $850 million of 30-year notes. The notes represent senior, secured indebtedness of Timberlake Financial, L.L.C. and its assets with no recourse to RGA or its subsidiaries. Up to $150 million of additional notes may be offered in the future. The proceeds of the offering will provide long-term collateral to support Regulation Triple X reserves on approximately
1.5 million term life insurance policies with guaranteed level premium periods reinsured by RGA Reinsurance Company, a U.S. subsidiary of RGA.

     On June 28, 2006, the Company paid to GenAmerica stockholder dividends in the amount of $13 million.